May 1, 2002



                     SUMMIT MUTUAL FUNDS, INC.
----------------------------------------------------------------

     Summit Mutual Funds, Inc. is a mutual fund with twenty-three separate Portfolios, each with its own investment objective. We cannot assure you that any Portfolio will meet its objective. This Prospectus offers seven of the Portfolios within the SUMMIT PINNACLE SERIES. Their investment objectives are:

     The S&P 500 Index Portfolio seeks investment results that correspond to the total return performance of U.S. common stocks, as represented by the S&P 500 Index.

     The S&P MidCap 400 Index Portfolio seeks investment results that correspond to the total return performance of U.S. common stocks, as represented by the S&P MidCap
     400 Index.

     The Russell 2000 Small Cap Index Portfolio seeks investment results that correspond to the investment performance of U.S. common stocks, as represented by the Russell 2000 Index.

     The Nasdaq-100 Index Portfolio seeks investment results that correspond to the investment performance of U.S.
     common stocks, as represented by the Nasdaq-100 Index.

     The Balanced Index Portfolio seeks investment results, with respect to 60% of its assets, that correspond to the total return performance of U.S. common stocks, as represented by the S&P 500 Index and, with respect to 40% of its assets, that correspond to the total return performance of investment grade bonds, as represented by the Lehman Brothers Aggregate Bond Index.

     The Zenith Portfolio seeks primarily long-term appreciation of capital, without incurring unduly high risk, by investing primarily in common stocks and other equity securities. Current income is a secondary objective.

     The Bond Portfolio seeks as high a level of current income as is consistent with reasonable investment risk, by investing primarily in long-term, fixed-income, investment-grade corporate bonds.

THIS PROSPECTUS CONTAINS INFORMATION YOU SHOULD KNOW BEFORE
ALLOCATING YOUR CONTRACT VALUES TO ANY OF THE PORTFOLIOS. WE
SUGGEST THAT YOU READ IT AND KEEP IT FOR FUTURE REFERENCE.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION ("SEC") NOR ANY STATE. NEITHER THE SEC NOR ANY STATE HAS DETERMINED WHETHER THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.




SMFI 514 PINNACLE 5-02

                       TABLE OF CONTENTS


INTRODUCTION TO THE FUND . . . . . . . . . . . . . . . . . . . 3

PORTFOLIO PROFILES . . . . . . . . . . . . . . . . . . . . . . 3
   S&P 500 INDEX PORTFOLIO PROFILE . . . . . . . . . . . . . . 3
   S&P MIDCAP 400 INDEX PORTFOLIO. . . . . . . . . . . . . . . 5
   RUSSELL 2000 SMALL CAP INDEX PORTFOLIO. . . . . . . . . . . 6
   NASDAQ-100 INDEX PORTFOLIO. . . . . . . . . . . . . . . . . 8
   BALANCED INDEX PORTFOLIO. . . . . . . . . . . . . . . . . .10
   ZENITH PORTFOLIO PROFILE. . . . . . . . . . . . . . . . . .13
   BOND PORTFOLIO PROFILE. . . . . . . . . . . . . . . . . . .14

PORTFOLIO OPERATING EXPENSES . . . . . . . . . . . . . . . . .17

OTHER INVESTMENT POLICIES, STRATEGIES AND RISKS. . . . . . . .18
FOREIGN SECURITIES . . . . . . . . . . . . . . . . . . . . . .18
FOREIGN CURRENCY TRANSACTIONS. . . . . . . . . . . . . .. . . 18
JUNK BONDS . . . . . . . . . . . . . . . . . . . . . . . . . .19
REPURCHASE AGREEMENTS. . . . . . . . . . . . . . . . . . . . .19
REVERSE REPURCHASE AGREEMENTS. . . . . . . . . . . . . . . . .19
FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS . . . . . .19
OPTIONS ON SECURITIES INDICES. . . . . . . . . . . . . . . . .21
COLLATERALIZED MORTGAGE OBLIGATIONS. . . . . . . . . . . . . .21
LENDING PORTFOLIO SECURITIES . . . . . . . . . . . . . . . . .21
MIXED AND SHARED FUNDING . . . . . . . . . . . . . . . . . . .21
OTHER INFORMATION. . . . . . . . . . . . . . . . . . . . . . .22

FUND MANAGEMENT. . . . . . . . . . . . . . . . . . . . . . . .22
INVESTMENT ADVISER . . . . . . . . . . . . . . . . . . . . . .22
ADVISORY FEE . . . . . . . . . . . . . . . . . . . . . . . . .23
EXPENSES . . . . . . . . . . . . . . . . . . . . . . . . . . .23
CAPITAL STOCK  . . . . . . . . . . . . . . . . . . . . . . . .23
VALUATION OF PORTFOLIO SHARES. . . . . . . . . . . . . . . . .23

DIVIDENDS AND DISTRIBUTIONS. . . . . . . . . . . . . . . . . .24

TAXES. . . . . . . . . . . . . . . . . . . . . . . . . . . . .24

CUSTODIAN, TRANSFER AND DIVIDEND DISBURSING AGENT. . . . . . .24

S&P, FRANK RUSSELL AND NASDAQ DISCLAIMER . . . . . . . . . . .25

FINANCIAL HIGHLIGHTS . . . . . . . . . . . . . . . . . . . . .26

APPENDIX A:  RATINGS . . . . . . . . . . . . . . . . . . . . .33
CORPORATE BOND RATINGS . . . . . . . . . . . . . . . . . . . .33
COMMERCIAL PAPER RATINGS . . . . . . . . . . . . . . . . . . .34


                  INTRODUCTION TO THE FUND

This prospectus explains the objectives, risks and strategies of seven of the Portfolios within the Summit Pinnacle Series of Summit Mutual Funds, Inc. (the "Fund"). The Portfolios are mutual funds used as investment options for variable annuity or variable life insurance contracts offered by insurance companies. Although you cannot purchase shares of the Portfolios directly, you can instruct your insurance company how to allocate your contract's values among the Portfolios. Each Portfolio Profile below summarizes important facts about the Portfolio, including its investment objective, strategy, risks and past investment performance. More detailed information about some of the Portfolios' investment policies and strategies is provided after the Profiles, along with information about Portfolio expenses, share pricing and Financial Highlights for each Portfolio.

                       PORTFOLIO PROFILES

S&P 500 INDEX PORTFOLIO PROFILE

Investment Objective
The S&P 500 Index Portfolio seeks investment results that correspond to the total return performance of U.S. common stocks, as represented by the S&P 500 Index.

Investment Strategies
The S&P 500 Index Portfolio seeks to substantially replicate the total return of the securities comprising the S&P 500 Index, taking into consideration redemptions, sales of additional shares, and other adjustments described below. Precise replication of the capitalization weighting of the securities in the S&P 500 is not feasible. The S&P 500 Index Portfolio will attempt to achieve, in both rising and falling markets, a correlation of at least 95% between the total return of its net assets before expenses and the total return of the S&P 500. A correlation of 100% would represent perfect correlation between the Portfolio and index performance. The correlation of the Portfolio's performance to that of the S&P 500 should increase as the Portfolio grows. There can be no assurance that the Portfolio will achieve a 95% correlation.

The S&P 500 Index Portfolio may invest up to 5% of its assets in Standard & Poor's Depositary Receipts(R) ("SPDRs(R)"). SPDRs are units of beneficial interest in a unit investment trust, representing proportionate undivided interests in a portfolio of securities in substantially the same weighting as the common stocks that comprise the S&P 500.

Although the Adviser will attempt to invest as much of the S&P 500 Index Portfolio's assets as is practical in stocks included among the S&P 500 and futures contracts and related options, a portion of the Portfolio may be invested in money market instruments pending investment or to meet redemption requests or other needs for liquid assets. In addition, for temporary defensive purposes, the Portfolio may invest in government securities, money market instruments, or other fixed-income securities, or retain cash or cash equivalents.

Primary Risks

* Market risk: The S&P 500 Index Portfolio's total return, like stock prices generally, will fluctuate within a wide range in response to stock market trends, so a share of the Portfolio could drop in value over short or even long periods. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

* Investment style risk: Stocks of large companies, such as those listed among the S&P 500 Index, occasionally go through cycles of doing worse (or better) than the stock markets in general or other types of investments.

* Correlation risk: Because the S&P Index Portfolio has expenses, and the S&P 500 Index does not, the Portfolio may be unable to replicate precisely the performance of the Index. While the Portfolio remains small, it may have a greater risk that its performance will not match that of the Index.

Bar Chart and Performance Table
The bar chart and table below provide an indication of the risk of investing in the S&P 500 Index Portfolio. The bar chart shows the Portfolio's performance in each calendar year since its inception. The table shows how the Portfolio's average annual returns for one year, five years and since inception compare with those of the S&P 500 Index whose performance it seeks to replicate. The Portfolio's returns are net of its expenses, but do NOT reflect the additional fees and expenses of your variable annuity or variable life insurance contract. If those contract fees and expenses were included, the returns would be lower. Keep in mind that the Portfolio's past performance does not indicate how it will perform in the future.

[GRAPHIC OMITTED]
      S&P 500 Index Portfolio Total Returns


 40.00%            32.72%
                  /-----/
 30.00%  23.37%   /     /    28.54%
        /-----/   /     /   /-----/    20.52%
 20.00% /     /   /     /   /     /   /-----/
        /     /   /     /   /     /   /     /
 10.00% /     /   /     /   /     /   /     /
        /     /   /     /   /     /   /     /
  0.00% /-----/---/-----/---/-----/---/-----/---/-----/--/----/
         1996      1997      1998      1999     /2000 /  /2001/
-10.00%                                         /-----/  /    /
                                                 -9.32%  /----/
-20.00%                                                 -12.39%

Total return for the most recent calendar year quarter ended
March 31, 2002 was 0.13%.

During the period shown in the bar chart, the highest return for a calendar quarter was 21.2% (quarter ending 12/31/98) and the lowest return for a quarter was -14.8% (quarter ending
09/30/01).

Average Annual Total Returns for Years Ended December 31, 2001

                          1 Year    5 Years  Since Inception*
S&P 500 Index Portfolio   -12.4%    10.3%        12.37%
S&P 500 Index             -11.9%    10.7%        12.63%

*December 29, 1995

S&P MIDCAP 400 INDEX PORTFOLIO PROFILE

Investment Objective
The S&P MidCap 400 Index Portfolio seeks investment results that correspond to the total return performance of U.S. common stocks, as represented by the S&P MidCap 400 Index.

Investment Strategies
The S&P MidCap 400 Index Portfolio seeks to substantially replicate the total return of the securities comprising the S&P MidCap 400 Index, taking into consideration redemptions, sales of additional shares, and other adjustments described below. Precise replication of the capitalization weighting of the securities in the S&P MidCap 400 Index is not feasible. The S&P MidCap 400 Index Portfolio will attempt to achieve, in both rising and falling markets, a correlation of at least 95% between the total return of its net assets before expenses and the total return of the S&P MidCap 400 Index. A correlation of 100% would represent perfect correlation between the Portfolio and index performance. The correlation of the Portfolio's performance to that of the S&P MidCap 400 Index should increase as the Portfolio grows. There can be no assurance that the Portfolio will achieve a 95% correlation.

The S&P MidCap 400 Index Portfolio may invest up to 5% of its assets in Standard & Poor's MidCap Depositary Receipts(R) ("MidCap SPDR's(R)"). MidCap SPDR's are units of beneficial interest in a unit investment trust, representing proportionate undivided interests in a portfolio of securities in substantially the same weighting as the common stocks that comprise the S&P MidCap 400 Index.

Although the Adviser will attempt to invest as much of the S&P MidCap 400 Index Portfolio's assets as is practical in stocks included among the S&P MidCap 400 Index and futures contracts and options relating thereto, a portion of the Portfolio may be invested in money market instruments pending investment or to meet redemption requests or other needs for liquid assets. In addition, for temporary defensive purposes, the Portfolio may invest in government securities, money market instruments, or other fixed-income securities, or retain cash or cash equivalents.

Primary Risks
* Market risk: The S&P MidCap 400 Index Portfolio's total return, like stock prices generally, will fluctuate within a wide range in response to stock market trends, so a share of the Portfolio could drop in value over short or even long periods. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

* Investment style risk: Stocks of medium sized (MidCap) companies, such as those listed among the S&P MidCap 400
   Index occasionally go through cycles of doing worse
   (or better) than the stock markets in general or other types of investments.

*  Correlation risk:  Because the S&P MidCap 400 Index
   Portfolio has expenses, and the S&P MidCap 400 Index does not, the Portfolio may be unable to replicate precisely the performance of the Index. While the Portfolio remains small, it may have a greater risk that its performance will not match that of the Index.

Bar Chart and Performance Table
The bar chart and table below provide an indication of the risk of investing in the S&P MidCap 400 Index Portfolio. The bar chart shows the Portfolio's performance in each calendar year since its inception. The table shows how the Portfolio's average annual returns for one year and since inception compare with those of the S&P MidCap 400 Index whose performance it seeks to replicate. The Portfolio's returns are net of its expenses, but do NOT reflect the additional fees and expenses of your variable annuity or variable life insurance contract. If those contract fees and expenses were included, the returns would be lower. Keep in mind that the Portfolio's past performance does not indicate how it will perform in the future.

[GRAPHIC OMITTED]

S&P MidCap 400 Index Portfolio Total Returns


 20.00%
                   15.99%
 15.00%           /-----/
                  /     /
 10.00%           /     /
                  /     /
  5.00%           /     /
                  /     /
  0.00%     ------/-----/--------/-----/
                   2000          /-----/
 -5.00%                           2001
                                 -1.25%

Total return for the most recent calendar year quarter ended
March 31, 2002 was 6.53%.

During the period shown in the bar chart, the highest return for a calendar quarter was 17.8% (quarter ending 12/31/01) and the lowest return for a quarter was -16.6% (quarter ending
09/30/01).

  Average Annual Total Returns for Years Ended December 31, 2001

                                1 Year  Since Inception*
S&P MidCap 400 Index Portfolio   -1.3%       9.5%
S&P MidCap 400 Index             -0.6%      10.5%

*May 3, 1999

RUSSELL 2000 SMALL CAP INDEX PORTFOLIO PROFILE

Investment Objective
The Russell 2000 Small Cap Index Portfolio seeks investment results that correspond to the investment performance of U.S.
commons stocks, as represented by the Russell 2000 Index.

Investment Strategies
The Russell 2000 Small Cap Index Portfolio seeks to substantially replicate the total return of the securities comprising the Russell 2000 Index, taking into consideration redemptions, sales of additional shares, and other adjustments described below. Precise replication of the capitalization weighting of the securities in the Russell 2000 Index is not feasible. The Russell 2000 Index Portfolio will attempt to achieve, in both rising and falling markets, a correlation of at least 95% between the total return of its net assets before expenses and the total return of the Russell 2000 Index. A correlation of 100% would represent perfect correlation between the Portfolio and index performance. The correlation of the Portfolio's performance to that of the Russell 2000 Index should increase as the Portfolio grows. There can be no assurance that the Portfolio will achieve a 95% correlation.

Although the Adviser will attempt to invest as much of the Russell 2000 Small Cap Index Portfolio's assets as is practical in stocks included among the Russell 2000 Index and futures contracts and options relating thereto, a portion of the Portfolio may be invested in money market instruments pending investment or to meet redemption requests or other needs for liquid assets. The Portfolio may also temporarily invest in S&P 500 Index futures and/or S&P MidCap 400 Index futures if, in the opinion of the Adviser, it is not practical to invest in Russell 2000 Index futures at a particular time due to liquidity or price considerations. In addition, for temporary defensive purposes, the Portfolio may invest in government securities, money market instruments, or other fixed-income securities, or retain cash or cash equivalents.

The Portfolio may invest up to 20% of its assets in Russell 2000 futures contracts or options (or S&P MidCap 400 or S&P 500 futures contracts and options if, in the opinion of the Adviser, it is not practical to invest in Russell 2000 Index futures at a particular time due to liquidity or price considerations) in order to invest uncommitted cash balances, to maintain liquidity to meet shareholder redemptions, or minimize trading costs. The Portfolio may also sell covered calls on futures contracts or individual securities held in the Portfolio. As a temporary investment strategy, until the Portfolio reaches $50 million in net assets, the Portfolio may invest up to 100% of its assets in such futures and/or options contracts.

Primary Risks
*  Market risk:  The Russell 2000 Small Cap Index
   Portfolio's total return, like stock prices generally, will fluctuate within a wide range in response to stock market trends, so a share of the Portfolio could drop in value over short or even long periods. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

* Investment style risk: Stocks of small sized (small-cap) companies, such as those listed among the Russell 2000 Index occasionally go through cycles of doing worse (or better) than the stock markets in general or other types of investments.

*  Correlation risk:  Because the Russell 2000 Small Cap
   Index Portfolio has expenses, and the Russell 2000
   Index does not, the Portfolio may be unable to replicate precisely the performance of the Index. While the Portfolio remains small, it may have a greater risk that its performance will not match that of the Index.

Bar Chart and Performance Table
The bar chart and table below provide an indication of the risk of investing in the Russell 2000 Small Cap Index Portfolio. The bar chart shows the Portfolio's performance in each calendar year since its inception. The table shows how the Portfolio's average annual returns for one year and since inception compare with those of the Russell 2000 Index whose performance it seeks to replicate. The Portfolio's returns are net of its expenses, but do NOT reflect the additional fees and expenses of your variable annuity or variable life insurance contract. If those contract fees and expenses were included, the returns would be lower. Keep in mind that the Portfolio's past performance does not indicate how it will perform in the future.

[GRAPHIC OMITTED]
 Russell 2000 Small Cap Index Portfolio Total Returns

  6.00%

  3.00%                        1.54%
                              /-----/
  0.00%     ------------------/-----/---------------------
                               2001
 -3.00%

 -6.00%

Total return for the most recent calendar year quarter ended
March 31, 2002 was 3.90%.

During the period shown in the bar chart, the highest return for a calendar quarter was 20.8% (quarter ending 12/31/01) and the lowest return for a quarter was -21.3% (quarter ending
09/30/01).

  Average Annual Total Returns for Years Ended December 31, 2001

                                      1 Year  Since Inception*
Russell 2000 Small Cap Index Portfolio   1.5%        1.1%
Russell 2000 Index                       2.5%        1.9%

*April 27, 2000

NASDAQ-100 INDEX PORTFOLIO PROFILE

Investment Objective
The Nasdaq-100 Index Portfolio seeks investment results that correspond to the investment performance of U.S. common stocks, as represented by the Nasdaq-100 Index.

Investment Strategies
The Nasdaq-100 Index Portfolio seeks to substantially replicate the total return of the securities comprising the Nasdaq-100 Index, taking into consideration redemptions, sales of additional shares, and other adjustments described below. Precise replication of the capitalization weighting of the securities in the Nasdaq-100 Index is not feasible. The Nasdaq-100 Index Portfolio will attempt to achieve, in both rising and falling markets, a correlation of at least 95% between the total return of its net assets before expenses and the total return of the Nasdaq-100 Index. A correlation of 100% would represent perfect correlation between the Portfolio and index performance. The correlation of the Portfolio's performance to that of the Nasdaq-100 Index should increase as the Portfolio grows. There can be no assurance that the Portfolio will achieve a 95% correlation.

The Nasdaq-100 Index Portfolio may invest up to 5% of its assets
in Nasdaq-100 Shares(R).   Nasdaq-100 Shares are units of
beneficial interest in a unit investment trust, representing proportionate undivided interests in a portfolio of securities in substantially the same weighting as the common stocks that comprise the Nasdaq-100 Index.

The Portfolio may invest up to 20% of its assets in Nasdaq-100 futures contracts and options in order to invest uncommitted cash balances, to maintain liquidity to meet shareholder redemptions, or minimize trading costs. The Portfolio may also sell covered calls on futures contracts or individual securities held in the Portfolio. As a temporary investment strategy, until the Portfolio reaches $50 million in net assets, the Portfolio may invest up to 100% of its assets in such futures and/or options contracts.

Although the Adviser will attempt to invest as much of the Nasdaq-100 Index Portfolio's assets as is practical in stocks included among the Nasdaq-100 Index and futures contracts and options relating thereto, a portion of the Portfolio may be invested in money market instruments pending investment or to meet redemption requests or other needs for liquid assets. In addition, for temporary defensive purposes, the Portfolio may invest in government securities, money market instruments, or other fixed-income securities, or retain cash or cash equivalents.

Primary Risks
* Market risk: The Nasdaq-100 Index Portfolio's total return, like stock prices generally, will fluctuate within a wide range in response to stock market trends, so a share of the Portfolio could drop in value over short or even long periods. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

* Investment style risk: Stocks of companies or industries that are heavily weighted in the Nasdaq-100 Index, such as technology, telecommunications, internet and biotech-nology companies, occasionally go through cycles of doing worse (or better) than the stock markets in general, as measured by other more broad-based stock indexes, or other types of investments.

* Concentration risk: The Nasdaq-100 Index Portfolio is subject to the risk of an investment portfolio that may be highly concentrated in a particular industry (e.g., Technology) and, due to concentration in sectors charac-terized by relatively higher volatility in price per-formance, may be more volatile when compared to other broad-based stock indexes. The Nasdaq-100 Index Portfolio is also subject to the risks specific to the performance of a few individual component securities that currently represent a highly concentrated weighting in the Index (e.g. Microsoft Corporation, Intel Corporation, Cisco Systems Inc., etc.).

* Correlation risk: Because the Nasdaq-100 Index Portfolio has expenses, and the Nasdaq-100 Index does not, the Portfolio may be unable to replicate precisely the per-formance of the Index. While the Portfolio remains small, it may have a greater risk that its performance will not match that of the Index.

* Nondiversification risk: Under securities laws, the Portfolio is considered a "nondiversified investment company." The Portfolio is, however, subject to diversification limits under federal tax law that permit it to invest more than 5%, but not more than 25%, of its assets in a single issuer with respect to up to 50% of its total assets as of the end of each of the Portfolio's tax quarters.

   In an effort to closely replicate the performance of the Nasdaq-100-Index, the Portfolio will invest its assets in the individual stocks comprised in the Nasdaq-100 Index. Furthermore, the investment in the individual stocks in the Portfolio will be weighted so that their percentage weighting in the Portfolio is approximately the same as their percentage weighting in the underlying Nasdaq-100 Index. As a result of this investment strategy, the Nasdaq-100 Index Portfolio is a nondiversified Portfolio.

   Notwithstanding the above, the Nasdaq-100 Index Portfolio intends to qualify as a Registered Investment Company ("RIC") under federal tax law. At any point in time, if following the investment strategy outlined above, of properly weighting the Portfolios investments in indi-vidual securities to substantially replicate the per-formance of the Nasdaq-100 Index, would put the Portfolio in jeopardy of failing the RIC rule on diversification, the Portfolio intends to immediately alter its investment strategy to comply with the RIC rules. Such alteration would include reducing investment exposure, pro-rata, to those investments causing the Portfolio to be in jeopardy of violating the RIC rules.

Bar Chart and Performance Table
The bar chart and table below provide an indication of the risk of investing in the Nasdaq-100 Index Portfolio. The bar chart shows the Portfolio's performance in each calendar year since its inception. The table shows how the Portfolio's average annual returns for one year and since inception compare with those of the Nasdaq-100 Index whose performance it seeks to replicate. The Portfolio's returns are net of its expenses, but do not reflect the additional fees and expenses of your variable annuity or variable life insurance contract. If those contract fees and expenses were included, the returns would be lower. Keep in mind that the Portfolio's past performance does not indicate how it will perform in the future.

[GRAPHIC OMITTED]

       Nasdaq-100 Index Portfolio Total Returns

 20.00%

  0.00%  -------------/------/-------------------
                      / 2001 /
-20.00%               /      /
                      /------/
-40.00%               -33.13%

Total return for the most recent calendar year quarter ended
March 31, 2002 was -8.16%.

During the period shown in the bar chart, the highest return for a calendar quarter was 34.7% (quarter ending 12/31/01) and the lowest return for a quarter was -36.2% (quarter ending
09/30/01).

Average Annual Total Returns for Years Ended December 31, 2001

                                   1 Year   Since Inception*
Nasdaq-100 Index Portfolio           -33.1%      -38.1%
Nasdaq-100 Index                     -32.6%      -37.8%

*April 27, 2000

BALANCED INDEX PORTFOLIO PROFILE

Investment Objective
The Balanced Index Portfolio seeks investment results, with respect to 60% of its assets, that correspond to the total return performance of U.S. common stocks, as represented by the S&P 500 Index and, with respect to 40% of its assets, that correspond to the total return performance of investment grade bonds, as represented by the Lehman Brothers Aggregate Bond Index.

Investment Strategies
The Portfolio will invest approximately 60% of its net assets in a portfolio of common stocks, futures (in combination with the appropriate amount of U.S. Treasury securities as collateral), and Standard & Poor's Depositary Receipts(R) ("SPDR's(R)") to track the S&P 500 Index and approximately 40% of its net assets in a portfolio of investment grade bonds designed to track the Lehman Brothers Aggregate Bond Index (the "Lehman Brothers Index"). The Portfolio may also hold cash or cash equivalent securities, although the amount of cash and cash equivalent securities is expected to represent a small percentage of the funds assets.

The Portfolio's common stock portfolio seeks to substantially replicate the total return of the securities comprising the S&P 500 Index, taking into consideration redemptions, sales of additional shares, and other adjustments described below. Precise replication of the S&P 500 is not feasible. The Portfolio will attempt to achieve, in both rising and falling markets, a correlation of at least 95% between the total return of its common stock portfolio before expenses and the total return of the S&P 500. A correlation of 100% would represent perfect correlation between the Portfolio and index performance. There can be no assurance that the Portfolio will achieve a 95% correlation.

The Portfolio may invest up to 5% of its assets in SPDRs[R]. SPDR's are units of beneficial interest in a unit investment trust, representing proportionate undivided interests in a portfolio of securities in substantially the same weighting as the common stocks that comprise the S&P 500.

The Portfolio's bond portfolio seeks to substantially replicate the total return of the securities comprising the Lehman Brothers Index taking into consideration redemptions, sales of additional shares, and other adjustments described below. Precise replication of the Lehman Brothers Index is not feasible due to the large number of securities in the index (over 7,000). The Portfolio will invest in a representative sample of fixed income securities, which, taken together, are expected to
perform similarly to the Lehman Brothers Index.   The Portfolio
will attempt to achieve, in both rising and falling markets, a correlation of at least 95% between the total return of its bond portfolio before expenses and the total return of the Lehman Brothers Index. A correlation of 100% would represent perfect correlation between the Portfolio and index performance. There can be no assurance that the Portfolio will achieve a 95% correlation.

The Portfolio may invest up to 20% of its assets in stock or bond futures contracts and options in order to invest uncommitted cash balances, to maintain liquidity to meet shareholder redemptions, or minimize trading costs.

Primary Risks

* Stock Market risk: The Portfolio's common stock portfolio, like stock prices generally, will fluctuate within a wide range in response to stock market trends, so a share of the Portfolio could drop in value over short or even long periods. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

* Interest Rate risk: The Portfolio's bond portfolio is subject to interest rate risk. Interest rate risk is the potential for fluctuation in bond prices due to changing interest rates. Bond prices generally rise when interest rates fall. Likewise, bond prices generally fall when interest rates rise. Furthermore, the price of bonds with a longer maturity generally fluctuates more than bonds with a shorter maturity. To compensate investors for larger fluctuations, longer maturity bonds usually offer higher yields than shorter maturity bonds. Interest rate risk is a risk inherent in all bonds, regardless of credit quality. The Portfolio's bond portfolio has an intermediate-term average maturity (5 to 15 years), and is therefore expected to have moderate to high level of interest rate risk.

* Credit Risk: The Portfolio's bond portfolio is subject to credit risk. Credit risk is the risk that an issuer of a security will be unable to make payments of principal and/or interest on a security held by the Portfolio.
   When an issuer fails to make a scheduled payment of principal or interest on a security, or violates other terms and agreements of a security, the issuer and security are in default. A default by the issuer of a security generally has a severe negative effect on the market value of that security.

   The credit risk of the Portfolio is a function of the credit quality of its underlying securities. The average credit quality of the Portfolio is expected to be very high. Therefore, the credit risk of the Portfolio is expected to be low. The average quality of the Lehman Brothers Aggregate Bond Index, which the Portfolio attempts to replicate, was AA2 using Moody's Investors Service (See Appendix A: Ratings - Corporate Bond
   Ratings).   Other factors, including interest rate risk
   and prepayment risk cause fluctuation in bond prices.

* Income Risk: The Portfolio's bond portfolio is subject to income risk. Income risk is the risk of a decline in the Portfolio's income due to falling market interest rates. Income risk is generally higher for portfolios with short term average maturities and lower for portfolios with long term average maturities. Income risk is also generally higher for portfolios that are actively traded and lower for portfolios that are less actively traded. The Portfolio's bond portfolio is expected to maintain an intermediate average maturity and have moderate trading activity. Therefore, income risk is expected to be moderate.

* Prepayment Risk: Prepayment risk is the risk that, during periods of declining interest rates, the principal of mortgage-backed securities and callable bonds will be repaid earlier than scheduled, and the portfolio manager will be forced to reinvest the unanticipated repayments at generally lower interest rates. The Portfolio's exposure to mortgage-backed securities and currently callable bonds is generally low to moderate. Therefore, the prepayment risk of the Portfolio is expected to be low to moderate.

* Correlation risk: Because the Balanced Index Portfolio has expenses, and the S&P 500 Index and Lehman Brothers Aggregate Bond Index do not, the Portfolio may be unable to replicate precisely the performance of the Index. In addition, the Portfolio intends to hold a sampling of both the stocks in the S&P 500 Index and the bonds in the Lehman Brothers Aggregate Bond Index, rather than exactly matching the market weighting of each security in its respective index. While the Portfolio remains small, it may have a greater risk that its performance will not match that of the Index.


Bar Chart and Performance Table
The bar chart and table below provide an indication of the risk of investing in the Balanced Index Portfolio. The bar chart shows the Portfolio's performance in each calendar year since its inception. The table shows how the Portfolio's average annual returns for one year and since inception compare with a broad measure of market performance. The Portfolio's returns are net of its expenses, but do NOT reflect the additional fees and expenses of your variable annuity or variable life insurance contract. If those contract fees and expenses were included, the returns would be lower. Keep in mind that the Portfolio's past performance does not indicate how it will perform in the future.

[GRAPHIC OMITTED]
       Balanced Index Portfolio Total Returns

  0.00%     ------/-----/-------------/-----/----
                  /-----/             /     /
                   2000               /2001 /
 -5.00%           -1.28%              /-----/
                                      -4.38%

-10.00%


-15.00%

Total return for the most recent calendar year quarter ended
March 31, 2002 was -0.02%.

During the period shown in the bar chart, the highest return for a calendar quarter was 6.2% (quarter ending 12/31/01) and the lowest return for a quarter was -7.2% (quarter ending 09/30/01).

Average Annual Total Returns for Years Ended December 31, 2001

                                    1 Year  Since Inception*
Balanced Index Portfolio               -4.4%     -0.2%
S&P 500 Index                         -11.9%     -4.8%
Lehman Brothers Aggregate Bond Index    8.4%      7.2%

*May 3, 1999

ZENITH PORTFOLIO PROFILE

Investment Objective
The Zenith Portfolio seeks primarily long-term appreciation of capital, without incurring unduly high risk, by investing primarily in common stocks and other equity securities. Current income is a secondary objective.

Investment Strategies
A major portion of the Zenith Portfolio will be invested in common stocks. The Portfolio seeks special opportunities in securities that are selling at a discount from theoretical price/earnings ratios and that seem capable of recovering from their temporary out-of-favor status (a "value" investment style). The Portfolio may invest all or a portion of its assets in preferred stocks, bonds, convertible preferred stocks, convertible bonds, and convertible debentures. When market conditions for equity securities are adverse, and for temporary defensive purposes, the Portfolio may invest in Government securities, money market instruments, or other fixed-income securities, or retain cash or cash equivalents. However, the Portfolio normally will remain primarily invested in common stocks.

The Zenith Portfolio's investment strategy is based upon the belief of the Fund's investment adviser (the "Adviser") that the pricing mechanism of the securities market lacks total efficiency and has a tendency to inflate prices of some securities and depress prices of other securities in different market climates. The Adviser believes that favorable changes in market prices are more likely to begin when:

     * securities are out-of-favor,
     * price/earnings ratios are relatively low,
     * investment expectations are limited, and
     * there is little interest in a particular security or industry.

The Adviser believes that securities with relatively low price/earnings ratios in relation to their profitability are better positioned to benefit from favorable but generally unanticipated events than are securities with relatively high price/earnings ratios which are more susceptible to unexpected adverse developments. The current institutionally-dominated market tends to ignore the numerous second tier issues whose market capitalizations are below those of a limited number of established large companies. Although this segment of the market may be more volatile and speculative, the Adviser expects that a well-diversified Portfolio represented in this segment of the market has potential long-term rewards greater than the potential rewards from investments in more highly capitalized equities.

Primary Risks

* Market risk: The Zenith Portfolio's total return, like stock prices generally, will fluctuate within a wide range in response to stock market trends. As a result, shares of the Portfolio could drop in value over short or even long periods. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

* Financial risk: The Zenith Portfolio's total return will fluctuate with fluctuations in the earnings stability or overall financial soundness of the companies whose stock the Portfolio purchases.

* Investment style risk: The Zenith Portfolio's investment style risks that returns from "value" stocks it purchases will trail returns from other asset classes or the overall stock market.

Bar Chart and Performance Table

The bar chart and table below provide an indication of the risk of investing in the Zenith Portfolio. The bar chart shows the Portfolio's performance in each of the past 10 calendar years. The table shows how the Portfolio's average annual returns for one, five and 10 calendar years compare with those of a broad-based stock market index. The Portfolio's returns are net of its expenses, but do NOT reflect the additional fees and expenses of your variable annuity or variable life insurance contract. If those contract fees and expenses were included, the returns would be lower. Keep in mind that the Portfolio's past performance does not indicate how it will perform in the future.

[GRAPHIC OMITTED]
                    Zenith Portfolio Total Returns


 40.00%
                            26.96%
                            /----/ 24.52%
                            /    / /----/ 20.56%               21.79%
20.00%       14.11%        /    / /    / /----/               /----/
11.24%
      11.78% /----/        /    / /    / /    /               /    / /---/
      /----/ /    /  3.42% /    / /    / /    /         2.05% /    / /   /
      /    / /    / /----/ /    / /    / /    /        /----/ /    / /   /
 0.00%/----/-/----/-/----/-/----/-/----/-/----/-/----/-/----/-/----/-/---/
       1992   1993   1994   1995   1996   1997  /1998/  1999   2000   2001
                                                /    /
-20.00%                                         /----/
                                                -15.31%


Total return for the most recent calendar year quarter ended
March 31, 2002 was 4.14%.

During the period shown in the bar chart, the highest return for a calendar quarter was 14.0% (quarter ending 06/30/99) and the lowest return for a quarter was -22.7% (quarter ending
09/30/98).

  Average Annual Total Returns for Years Ended December 31, 2001

                              1 Year  5 Years  10 Years
Zenith Portfolio               11.2%     7.1%     11.4%
Russell 1000 Value Index       -5.6%    11.1%     14.2%

BOND PORTFOLIO PROFILE

Investment Objective
The Bond Portfolio seeks as high a level of current income as is consistent with reasonable investment risk, by investing primarily in long-term, fixed-income, investment-grade corporate bonds.

Investment Strategies
The Bond Portfolio normally will invest at least 75% of the value of its assets in:

     * publicly-traded or 144a debt securities rated BBB or BAA3 or higher by a nationally recognized rating service such as Standard & Poor's or Moody's,
     * obligations issued or guaranteed by the U.S.
       Government or its agencies or instrumentalities, or
     * cash and cash equivalents.

Up to 25% of the Bond Portfolio's total assets may be invested in:

     * debt securities that are unrated or below investment-grade bonds ("high yield" or "junk" bonds),
     * convertible debt securities,
     * convertible preferred and preferred stocks, or
     * other securities.

The Bond Portfolio will not directly purchase common stocks. However, it may retain up to 10% of the value of its total assets in common stocks acquired either by conversion of fixed-income securities or by the exercise of warrants attached thereto. The Portfolio may also write covered call options on U.S. Treasury Securities and options on futures contracts for such securities. A description of the corporate bond ratings assigned by Standard & Poor's and Moody's is included in Appendix A: Ratings - Corporate Bond Ratings.

Primary Risks

* Interest Rate Risk: Interest rate risk is the potential for fluctuation in bond prices due to changing interest rates. Bond prices generally rise when interest rates fall. Likewise, bond prices generally fall when interest rates rise. Furthermore, the price of bonds with a longer maturity generally fluctuates more than bonds with a shorter maturity. To compensate investors for larger fluctuations, longer maturity bonds usually offer higher yields than shorter maturity bonds.
   Interest rate risk is a risk inherent in all bonds, regardless of credit quality.

   The Portfolio maintains an intermediate-term average maturity (5 to 15 years), and is therefore subject to a moderate to high level of interest rate risk.

* Credit Risk: Credit risk is the risk that an issuer of a security will be unable to make payments of principal and/or interest on a security held by the Portfolio. When an issuer fails to make a scheduled payment of principal or interest on a security, or violates other terms and agreements of a security, the issuer and security are in default. A default by the issuer of a security generally has a severe negative effect on the market value of that security.

   The credit risk of the Portfolio is a function of the credit quality of its underlying securities. The average credit quality of the Portfolio is expected to be very high. Therefore, the credit risk of the Portfolio is expected to be low. As of December 31, 2001, the average quality of the Portfolio, as rated by Moody's Investors Service, was Aa3 (See Appendix A:
   Ratings - Corporate Bond Ratings). However, certain individual securities held in the Portfolio may have substantial credit risk. The Portfolio may contain up to 25% of securities rated below investment grade.
   Securities rated below investment grade generally have substantially more credit risk than securities rated investment grade. Securities rated below investment grade are defined as having a rating below Baa by Moody's Investors Services and below BBB by Standard
   & Poor's Corporation (See Appendix A:  Ratings -
   Corporate Bond Ratings). As of December 31, 2001, 18% of the debt securities held by the Bond Portfolio were of less than investment grade.

* Income Risk: Income risk is the risk of a decline in the Portfolio's income due to falling market interest rates. Income risk is generally higher for portfolios with short term average maturities and lower for portfolios with long term average maturities. Income risk is also generally higher for portfolios that are actively traded and lower for portfolios that are less actively traded. The Portfolio maintains an inter-mediate average maturity and is actively traded. Therefore, income risk is expected to be moderate to high.

* Prepayment Risk: Prepayment risk is the risk that, during periods of declining interest rates, the principal of mortgage-backed securities and callable bonds will be repaid earlier than scheduled, and the portfolio manager will be forced to reinvest the unanticipated repayments at generally lower interest rates. The Portfolio's exposure to mortgage-backed securities and currently callable bonds is generally low to moderate. Therefore, the prepayment risk of the Portfolio is expected to be low to moderate. Other factors, including interest rate risk and credit risk can cause fluctuation in bond prices.

Bar Chart and Performance Table
The bar chart and table below provide an indication of the risk of investing in the Bond Portfolio. The bar chart shows the Portfolio's performance in each of the past 10 calendar years. The table shows how the Portfolio's average annual returns for one, five and 10 calendar years compare with those of a broad-based bond index. The Portfolio's returns are net of its expenses, but do NOT reflect the additional fees and expenses of your variable annuity or variable life insurance contract. If those contract fees and expenses were included, the returns would be lower. Keep in mind that the Portfolio's past performance does not indicate how it will perform in the future.

[GRAPHIC OMITTED]
                    Bond Portfolio Total Returns

25.00%
                           19.03%
                           /----/
                           /    /
15.00%       11.94%        /    /        11.02%
             /----/        /    /        /    /
       7.65% /    /        /    /  7.19% /    /                7.40%
      /----/ /    /        /    / /----/ /    /  6.52%        /----/ 6.81%
5.00% /    / /    /        /    / /    / /    / /----/        /    / /----
/
      /    / /    /        /    / /    / /    / /    /        /    / /
/
      /----/-/----/-/----/-/----/-/----/-/----/-/----/-/----/-/----/-/----
/
                    /----/                             /----/
                    -1.63%                             -1.11%
-5.00%
       1992   1993   1994   1995   1996   1997   1998   1999   2000   2001

Total return for the most recent calendar year quarter ended
March 31, 2002 was 0.31%.

During the period shown in the bar chart, the highest return for a calendar quarter was 6.1% (quarter ending 06/30/95) and the lowest return for a quarter was -1.7% (quarter ending 03/31/94).

Average Annual Total Returns for Years Ended December 31, 2001

                                    1 Year  5 Years 10 Years
Bond Portfolio                        6.8%    6.1%    7.3%
Lehman Brothers Aggregate Bond Index  8.4%    7.4%    7.2%

              PORTFOLIO OPERATING EXPENSES


This table describes fees and expenses of the Portfolios. All expense ratios are adjusted for current expenses.


EXPENSES (as a percentage of average net assets)

                                              Russell
                                    S&P       2000
                                    MidCap    Small     Nasdaq-
                          S&P 500   400       Cap       100       Balanced
                          Index     Index     Index     Index     Index     Zenith    Bond
                          Portfolio Portfolio Portfolio Portfolio Portfolio Portfolio Portfolio

Management Fees              .30%      .30%      .35%      .35%      .30%      .64%      .47%
Other Expenses               .21%      .30%      .40%      .30%      .30%      .27%      .34%.

Total Operating
Expenses*                    .51%      .60%      .75%      .65%      .60%      .91%      .81%

* Total Operating Expenses in excess of .75% for the Russell 2000 Small Cap Index Portfolio, in excess of .65% for the Nasdaq-100 Index Portfolio, and in excess of .60% for the S&P 500 Index, S&P MidCap 400 Index and Balanced Index Portfolios are paid by the investment adviser.


EXAMPLE

The table below shows the amount of expenses a Shareholder would pay on a $10,000 investment assuming a 5% annual return.+

                                           1 Year  3 Years  5 Years  10 Years
S&P 500 Index Portfolio                     $52     $164     $286      $642
S&P MidCap 400 Index Portfolio              $62     $193     $336      $752
Russell 2000 Small Cap Index Portfolio      $77     $241     $418      $933
Nasdaq-100 Index Portfolio                  $67     $209     $363      $812
Balanced Index Portfolio                    $62     $193     $336      $752
Zenith Portfolio                            $93     $291     $506      $1,123
Bond Portfolio                              $83     $260     $451      $1,005

The purpose of this table is to help you understand the Fund expenses that you may bear indirectly through your purchase of an insurance contract. THIS TABLE DOES NOT INCLUDE ANY CONTRACT OR VARIABLE ACCOUNT CHARGES. Those charges, along with the Fund's expenses, are contained in the prospectus for your contract.

This table should not be considered a representation of past or future expenses. Actual expenses may be more or less than those shown.


+ The 5% annual return is a standardized rate prescribed for the purpose of this example and does not represent the past or future return of the Fund.


      OTHER INVESTMENT POLICIES, STRATEGIES AND RISKS

FOREIGN SECURITIES
Each Portfolio may invest in foreign securities that are suitable for the Portfolio's investment objectives and policies. Foreign securities investments are limited to 25% of net assets for the Zenith, Bond, and Balanced Index Portfolios. The S&P 500 Index Portfolio, S&P MidCap 400 Index Portfolio, Russell 2000 Small Cap Index Portfolio and Nasdaq-100 Index Portfolio are limited to investing in those foreign securities included in the respective Indexes. Each Portfolio that invests in foreign securities limits not only its total purchases of foreign securities, but also its purchases for any single country. For "major countries," the applicable limit is 10% of Portfolio net assets for the Zenith, Bond, and Balanced Index Portfolios; for other countries, the applicable limit is 5% for each Portfolio. "Major countries" currently include: The United Kingdom, Germany, France, Italy, Switzerland, Netherlands, Spain, Belgium, Canada, Mexico, Argentina, Chile, Brazil, Australia, Japan, Singapore, New Zealand, Hong Kong, Sweden and Norway.

Investing in foreign securities involves risks which are not ordinarily associated with investing in domestic securities, including:

   * political or economic instability in the foreign country;
   * diplomatic developments that could adversely affect the value of the foreign security;
   * foreign government taxes;
   * costs incurred by a Portfolio in converting among various currencies;
   * fluctuation in currency exchange rates;
   * the possibility of imposition of currency controls, expropriation or nationalization measures or withholding dividends at the source;
   * in the event of a default on a foreign debt security, possible difficulty in obtaining or enforcing a judgment against the issuer;
   * less publicly available information about foreign issuers than domestic issuers;
   * foreign accounting and financial reporting requirements are generally less extensive than those in the U.S.;
   * securities of foreign issuers are generally less liquid and more volatile than those of comparable domestic issuers;
   * there is often less governmental regulation of exchanges, broker-dealers and issuers and brokerage costs may be higher than in the United States.

Foreign securities purchased by the Portfolios may include securities issued by companies located in countries not considered to be major industrialized nations. Such countries are subject to more economic, political and business risk than major industrialized nations, and the securities they issue may be subject to abrupt or erratic price fluctuations, and are expected to be more volatile and more uncertain as to payments of interest and principal. Developing countries may have relatively unstable governments, economies based only on a few industries, and securities markets that trade only a small number of securities. The secondary market for such securities is expected to be less liquid than for securities of major industrialized nations.

FOREIGN CURRENCY TRANSACTIONS
The Zenith Portfolio and Bond Portfolio may engage in forward foreign currency contracts ("forward contracts") in connection with the purchase or sale of a specific security. A forward contract involves an obligation to purchase or sell a specific foreign currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract.

Portfolios will not enter into forward contracts for longer-term hedging purposes. The possibility of changes in currency exchange rates will be incorporated into the long-term investment considerations when purchasing the investment and subsequent considerations for possible sale of the investment.

JUNK BONDS
The Bond Portfolio may invest up to 25% of its assets in bonds rated below the four highest grades used by Standard & Poor's or Moody's (frequently referred to as "junk" bonds). These bonds present greater credit and market risks than higher rated bonds. Such risks relate not only to the greater financial weakness of the issuers of such securities but also to other factors including:

   * greater likelihood that an economic downturn or rising interest rates could create financial stress on the issuers of such bonds, possibly resulting in their defaulting on their obligations than is the case with higher-rated bonds;

   * greater likelihood that redemption or call provisions, if exercised in a period of lower interest rates, would result in the bonds being replaced by lower yielding securities;

   * limited trading markets that may make it more difficult to dispose of the bonds and more difficult to determine their fair value.

REPURCHASE AGREEMENTS
A repurchase agreement is a transaction where a Portfolio buys a security at one price and simultaneously agrees to sell that same security back to the original owner at a higher price.
None of the Portfolios engage extensively in repurchase agreements, but each may engage in them from time to time. The Adviser reviews the creditworthiness of the other party to the agreement and must find it satisfactory before engaging in a repurchase agreement. A majority of these agreements will mature in seven days or less. In the event of the bankruptcy of the other party, a Portfolio could experience delays in recovering its money, may realize only a partial recovery or even no recovery, and may also incur disposition costs.

REVERSE REPURCHASE AGREEMENTS
The S&P 500 Index Portfolio, S&P MidCap 400 Index Portfolio, Balanced Index Portfolio, Russell 2000 Small Cap Index Portfolio and Nasdaq-100 Index Portfolio may enter into reverse repurchase agreements. Under reverse repurchase agreements, the Portfolio transfers possession of portfolio securities to banks in return for cash in an amount equal to a percentage of the portfolio securities' market value and agrees to repurchase the securities at a future date by repaying the cash with interest. The Portfolio retains the right to receive interest and principal payments from the securities while they are in the possession of the financial institutions. While a reverse repurchase agreement is in effect, the Custodian will segregate from other Portfolio assets an amount of cash or liquid high quality debt obligations equal in value to the repurchase price (including any accrued interest).

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS
For hedging purposes, including protecting the price or interest rate of securities that the Portfolio intends to buy, the S&P 500 Index Portfolio, S&P MidCap 400 Index Portfolio, Balanced Index Portfolio, Russell 2000 Small Cap Index Portfolio and Nasdaq-100 Index Portfolio may enter into futures contracts that relate to securities in which it may directly invest and indices comprised of such securities and may purchase and write call and put options on such contracts. The Portfolio may invest up to 20% of its assets in such futures and/or options contracts.

A financial futures contract is a contract to buy or sell a specified quantity of financial instruments (such as U.S. Treasury bills, notes and bonds, commercial paper and bank certificates of deposit or the cash value of a financial instrument index at a specified future date at a price agreed upon when the contract is made). A stock index futures contract is a contract to buy or sell specified units of a stock index at a specified future date at a price agreed upon when the contract is made. The value of a unit is based on the current value of the contract index. Under such contracts no delivery of the actual stocks making up the index takes place. Rather, upon expiration of the contract, settlement is made by exchanging cash in an amount equal to the difference between the contract price and the closing price of the index at expiration, net of variation margin previously paid.

Substantially all futures contracts are closed out before settlement date or called for cash settlement. A futures contract is closed out by buying or selling an identical offsetting futures contract. Upon entering into a futures contract, the Portfolio is required to deposit an initial margin with the Custodian for the benefit of the futures broker. The initial margin serves as a "good faith" deposit that the Portfolio will honor their futures commitments. Subsequent payments (called "variation margin") to and from the broker are made on a daily basis as the price of the underlying investment fluctuates. In the event of the bankruptcy of the futures broker that holds margin on behalf of the Portfolio, the Portfolio may be entitled to return of margin owed to it only in proportion to the amount received by the broker's other customers. The Adviser will attempt to minimize this risk by monitoring the creditworthiness of the futures brokers with which the Portfolio does business.

Because the value of index futures depends primarily on the value of their underlying indexes, the performance of the broad-based contracts will generally reflect broad changes in common stock prices. However, because a particular Portfolio may not be invested in precisely the same proportion as the particular Index, it is likely that the price changes of the Portfolio's index futures positions will not match the price changes of the Portfolio's other investments.

Options on futures contracts give the purchaser the right to assume a position at a specified price in a futures contract at any time before expiration of the option contract.

The Bond Portfolio may engage in certain limited options strategies as hedging techniques. These options strategies are limited to selling/writing call option contracts on U.S. Treasury Securities and call option contracts on futures on such securities held by the Portfolio (covered calls). The Portfolio may purchase call option contracts to close out a position acquired through the sale of a call option. The Portfolio will only write options that are traded on a domestic exchange or board of trade.

The S&P 500 Index, S&P MidCap 400 Index, Balanced Index, Russell 2000 Small Cap Index and Nasdaq-100 Index Portfolios may write and purchase covered put and call options on securities in which it may directly invest. Option transactions of the Portfolio will be conducted so that the total amount paid on premiums for all put and call options outstanding will not exceed 5% of the value of the Portfolio's total assets. Further, the Portfolio will not write put or call options or combination thereof if, as a result, the aggregate value of all securities or collateral used to cover its outstanding options would exceed 25% of the value of the Portfolio's total assets.

A call option is a short-term contract (generally nine months or less) which gives the purchaser of the option the right to purchase from the seller of the option (the Portfolio) the underlying security or futures contract at a fixed exercise price at any time prior to the expiration of the option period regardless of the market price of the underlying instrument during the period. A futures contract obligates the buyer to purchase and the seller to sell a predetermined amount of a security at a predetermined price at a selected time in the future. A call option on a futures contract gives the purchaser the right to assume a "long" position in a futures contract, which means that if the option is exercised the seller of the option (the Portfolio) would have the legal right (and obligation) to sell the underlying security to the purchaser at the specified price and future time.

As consideration for the call option, the buyer pays the seller (the Portfolio) a premium, which the seller retains whether or not the option is exercised. The selling of a call option will benefit the Portfolio if, over the option period, the underlying security or futures contract declines in value or does not appreciate to a price higher than the total of the exercise price and the premium. The Portfolio risks an opportunity loss of profit if the underlying instrument appreciates to a price higher than the exercise price and the premium. When the Adviser anticipates that interest rates will increase, the Portfolio may write call options in order to hedge against an expected decline in value of portfolio securities.

The Portfolio may close out a position acquired through selling a call option by buying a call option on the same security or futures contract with the same exercise price and expiration date as the option previously sold. A profit or loss on the transaction will result depending on the premium paid for buying the closing call option. If a call option on a futures contract is exercised, the Portfolio intends to close out the position immediately by entering into an offsetting transaction or by delivery of the underlying security (or other related securities).

Options transactions may increase the Portfolio's portfolio turnover rate and attendant transaction costs, and may be somewhat more speculative than other investment strategies. It may not always be possible to close out an options position, and with respect to options on futures contracts there is a risk of imperfect correlation between price movements of a futures contract (or option thereon) and the underlying security.

OPTIONS ON SECURITIES INDICES
The S&P 500 Index, S&P MidCap 400 Index, Balanced Index, Russell 2000 Small Cap Index and Nasdaq-100 Index Portfolios may purchase or sell options on their respective Indexes, subject to the limitations set forth above and provided such options are traded on a national securities exchange or in the over-the-counter market. Options on securities indices are similar to options on securities except there is no transfer of a security and settlement is in cash. A call option on a securities index grants the purchaser of the call, for a premium paid to the seller, the right to receive in cash an amount equal to the difference between the closing value of the index and the exercise price of the option times a multiplier established by the exchange upon which the option is traded.

COLLATERALIZED MORTGAGE OBLIGATIONS
The Portfolios other than the S&P 500 Index, S&P MidCap 400 Index, Russell 2000 Small Cap Index and Nasdaq-100 Index Portfolios may invest in collateralized mortgage obligations ("CMOs") or mortgage-backed bonds issued by financial institutions such as commercial banks, savings and loan associations, mortgage banks and securities broker-dealers (or affiliates of such institutions established to issue these securities). To a limited extent, the Portfolios may also invest in a variety of more risky CMOs, including interest only ("IOs"), principal only ("POs"), inverse floaters, or a combination of these securities.

LENDING PORTFOLIO SECURITIES
Each Portfolio may lend portfolio securities with a value up to 33 1/3% of its total assets. Such loans may be terminated at any time. The Portfolio will continuously maintain as collateral cash or obligations issued by the U.S. government, its agencies or instrumentalities in an amount equal to not less than 100% of the current market value (on a daily marked-to-market basis) of the loaned securities plus declared dividends and accrued interest.

The Portfolio will retain most rights of beneficial ownership, including the right to receive dividends, interest or other distributions on loaned securities. Should the borrower of the securities fail financially, the Portfolio may experience delay in recovering the securities or loss of rights in the collateral. Loans will be made only to borrowers that the Adviser deems to be of good financial standing.

MIXED AND SHARED FUNDING
The Fund offers its Pinnacle Series shares, without sales charge, only for purchase by separate accounts of The Union Central Life Insurance Company and other affiliated or unaffiliated insurance companies to fund benefits under both variable annuity contracts and variable universal life insurance policies. In the future, the Fund may also offer its Pinnacle Series shares directly to certain tax-qualified plans. The Fund's Board of Directors will monitor the Fund for the existence of any material irreconcilable conflict among the interests of such variable annuity and variable life insurance contract owners and, if and when applicable, the interests of participants in such qualified plans investing in the Fund. Insurance companies whose contracts are funded by investment in the Fund, the Adviser, and if applicable, trustees of certain qualified plans, will report any potential or existing conflicts to the Directors of the Fund. If it is determined by a majority of the Board, or by a majority of its disinterested directors, that a material irreconcilable conflict exists, the relevant insurance companies, the Adviser or plan trustees will, at their expense and to the extent reasonably practicable (as determined by a majority of the disinterested directors), take whatever steps are necessary to remedy or eliminate the irreconcilable material conflict.

OTHER INFORMATION
In addition to the investment policies described above, each Portfolio's investment program is subject to further restrictions which are described in the Statement of Additional Information. Unless otherwise specified, each Portfolio's investment objectives, policies and restrictions are not fundamental policies and may be changed without shareholder approval. Shareholder inquiries and requests for the Fund's annual report should be directed to the Fund at (513) 595-2600, or at P.O. Box 40409, Cincinnati, Ohio 45240-0409.

                        FUND MANAGEMENT

INVESTMENT ADVISER
The Adviser is Summit Investment Partners, Inc., 312 Elm Street, Suite 2525, Cincinnati, Ohio 45202. The Adviser was incorporated under the laws of Ohio on August 18, 1986, as successor to the advisory business of Carillon Investments, Inc., the investment adviser for the Fund since 1984. The Adviser is a wholly-owned subsidiary of Union Central, a mutual life insurance company organized in 1867 under the laws of Ohio. Subject to the direction and authority of the Fund's board of directors, the Adviser manages the investment and reinvestment of the assets of each Portfolio and provides administrative services and manages the Fund's business affairs.

Gary R. Rodmaker, CFA and David M. Weisenburger, CFA lead the team primarily responsible for the day-to-day management of the S&P 500 Index Portfolio, S&P MidCap 400 Index Portfolio,
Balanced Index Portfolio, Russell 2000 Small Cap Index Portfolio and Nasdaq-100 Index Portfolio.

Mr. Rodmaker is Managing Director - Fixed Income of the Adviser and has been affiliated with the Adviser and Union Central since 1989. Mr. Weisenburger is the Portfolio Manager of the Adviser and has been affiliated with the Adviser and Union Central since July, 1996.

James R. McGlynn leads the team primarily responsible for the day-to-day management of the Zenith Portfolio. Mr. McGlynn, prior to joining the Adviser and Union Central on December 1, 1999, was employed by Tom Johnson Investment Management in Oklahoma, where he served since May, 1991, as Vice President and Co-Portfolio Manager for the UAM TJ Core Equity Fund.

Mr. Rodmaker and Michael J. Schultz lead the team primarily responsible for the day-to-day management of the Bond Portfolio.

Mr. Schultz is Managing Director - Fixed Income of the Adviser and has been affiliated with the Adviser and Union Central since
1992.

ADVISORY FEE
The Fund pays the Adviser, as full compensation for all facilities and services furnished, a monthly fee computed separately for each Portfolio on a daily basis, at an annual rate, as follows:


            Portfolio                                  Advisory Fee
S&P 500 Index Portfolio                 .30% of the current value of the net assets.

S&P MidCap 400 Portfolio                .30% of the current value of the net assets.

Russell 2000 Small Cap Index Portfolio  .35% of the current value of the net assets

Nasdaq-100 Index Portfolio              .35% of the current value of the net assets

Balanced Index Portfolio                .30% of the current value of the net assets.

Zenith Portfolio                        .64% of the current value of the net assets.

Bond Portfolio                          .47% of the current value of the net assets.


EXPENSES
The Fund's expenses are deducted from total income before dividends are paid. These expenses, which are accrued daily, include: the fee of the Adviser; taxes; legal, dividend disbursing, bookkeeping and transfer agent, custodian and auditing fees; and printing and other expenses relating to the Fund's operations which are not expressly assumed by the Adviser under its investment advisory agreement with the Fund. Certain expenses are paid by the particular Portfolio that incurs them, while other expenses are allocated among the Portfolios on the basis of their relative size (i.e., the amount of their net assets). The Adviser will pay any expenses of the S&P 500 Index Portfolio, S&P MidCap 400 Index Portfolio, Balanced Index Portfolio, and Nasdaq-100 Index Portfolio, other than the advisory fee for that Portfolio, to the extent that such expenses exceed .30% of that Portfolio's net assets. The Adviser will pay any expenses of the Russell 2000 Small Cap Index Portfolio, other than the advisory fee for that Portfolio, to the extent that such expenses exceed .40% of that Portfolio's net assets.

CAPITAL STOCK
The Fund currently has twenty-three classes of stock, one for each Portfolio, seven of which are offered pursuant to this prospectus. Shares (including fractional shares) of each Portfolio have equal rights with regard to voting, redemptions, dividends, distributions, and liquidations with respect to that Portfolio. When issued, shares are fully paid and nonassessable and do not have preemptive or conversion rights or cumulative voting rights. The insurance companies will vote Fund shares allocated to their registered separate accounts in accordance with instructions received from their contract owners. It is anticipated that Union Central will have voting control of the Fund by virtue of the shares of the Summit Apex Series of Funds allocated to its exempt separate accounts. With voting control, Union Central can make fundamental changes regardless of the voting instructions received from its contract owners.

VALUATION OF PORTFOLIO SHARES
The net asset value of the shares of each Portfolio of the Fund is determined once daily, Monday through Friday, as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m., Eastern Time), when there are purchases or redemptions of Fund shares, except:

   * when the New York Stock Exchange is closed and

   * any day on which changes in the value of the Portfolio securities of the Fund will not materially affect the current net asset value of the shares of a Portfolio.

Portfolio shares are valued by:

   * adding the values of all securities and other assets of the Portfolio,

   * subtracting liabilities and expenses, and

   * dividing by the number of shares of the Portfolio outstanding.

Expenses, including the investment advisory fee payable to the Adviser, are accrued daily.

Securities held by the Portfolios, except for money market instruments maturing in 60 days or less, are valued at their market value if market quotations are readily available. Otherwise, such securities are valued at fair value as determined in good faith by the Fund's board of directors, although the actual calculations may be made by persons acting pursuant to the direction of the board. All money market instruments with a remaining maturity of 60 days or less are valued on an amortized cost basis.

                DIVIDENDS AND DISTRIBUTIONS

The Fund intends to distribute substantially all of the net investment income, if any, of each Portfolio. For dividend purposes, net investment income of each Portfolio consists of all dividends or interest earned by that Portfolio, minus estimated expenses (including the investment advisory fee). All net realized capital gains, if any, of each Portfolio are distributed periodically, no less frequently than annually. All dividends and distributions of a Portfolio are reinvested in additional shares of the Portfolio at net asset value.

                          TAXES

Each Portfolio has qualified and has elected to be taxed as a "regulated investment company" under the provisions of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). If a Portfolio qualifies as a "regulated investment company" and complies with the appropriate provisions of the Code, the Portfolio will pay no federal income taxes on the amounts distributed.

Because insurance companies are currently the only shareholders of the Portfolios, no discussion is included herein as to the federal income tax consequences to shareholders. For information about the federal tax consequences of purchasing the contracts, see the prospectus for your contract.

        CUSTODIAN, TRANSFER AND DIVIDEND DISBURSING AGENT

Firstar Mutual Fund Services, LLC, P.O. Box 701, Milwaukee,
Wisconsin 53201-0701, acts as Custodian of the Fund's assets, and is its bookkeeping, transfer and dividend disbursing agent.

             S&P, FRANK RUSSELL AND NASDAQ DISCLAIMER

The S&P 500 is an unmanaged index of common stocks comprised of 500 industrial, financial, utility and transportation companies. "Standard & Poor's(R)", "S&P(R)", "S&P 500(R)", "Standard & Poor's 500", "500", "S&P MidCap 400 Index", and "Standard & Poor's MidCap 400 Index" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by Summit Mutual Funds. Summit Mutual Funds is not sponsored, endorsed, sold or promoted by Standard & Poor's ("S&P"). S&P makes no representation or warranty, express or implied, to the beneficial owners of Summit Mutual Funds or any member of the public regarding the advisability of investing in securities generally or in Summit Mutual Funds particularly or the ability of the S&P 500 Index or the S&P MidCap 400 Index to track general stock market performance. S&P's only relationship to Summit Mutual Funds is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index and the S&P MidCap 400 Index which is determined, composed and calculated by S&P without regard to Summit Mutual Funds or the Funds. S&P has no obligation to take the needs of Summit Mutual Funds or the beneficial owners of the Funds into consideration in determining, composing or calculating the S&P 500 Index and the S&P MidCap 400 Index. S&P is not responsible for and has not participated in the determination of the prices and amount of the Funds or the timing of the issuance or sale of the Funds or in the determination or calculation of the equation by which the Funds are to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of Summit Mutual Funds.

The Russell 2000 Index is a trademark/service mark of the Frank Russell Company. Russell is a trademark of the Frank Russell Company. Summit Mutual Funds and the Russell 2000 Small Cap Index Portfolio are not promoted, sponsored or endorsed by, nor in any way affiliated with Frank Russell Company. Frank Russell is not responsible for and has not reviewed the Prospectus, and Frank Russell makes no representation or warranty, express or implied, as to its accuracy, or completeness, or otherwise.

Frank Russell Company reserves the right, at any time and without notice, to alter, amend, terminate or in any way change its Index. Frank Russell has no obligation to take the needs of any particular fund or its participants or any other product or person into consideration in determining, composing or calculating the Index.

Frank Russell Company's publication of the Index in no way suggests or implies an opinion by Frank Russell Company as to the attractiveness or appropriateness of the investment in any or all securities upon which the Index is based. FRANK RUSSELL COMPANY MAKES NO REPRESENTATION, WARRANTY, OR GUARANTEE AS TO THE ACCURACY, COMPLETENESS, RELIABILITY, OR OTHERWISE OF THE INDEX OR DATA INCLUDED IN THE INDEX. FRANK RUSSELL COMPANY MAKES NO REPRESENTATION OR WARRANTY REGARDING THE USE, OR THE RESULTS OF USE, OF THE INDEX OR ANY DATA INCLUDED THEREIN, OR ANY SECURITY (OR COMBINATION THEREOF) COMPRISING THE INDEX. FRANK RUSSELL COMPANY MAKES NO OTHER EXPRESS OR IMPLIED WARRANTY, AND EXPRESSLY DISCLAIMS ANY WARRANTY OF ANY KIND, INCLUDING, WITHOUT MEANS OF LIMITATION, ANY WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO THE INDEX OR ANY DATA OR ANY SECURITY (OR COMBINATION THEREOF) INCLUDED THEREIN.

"Nasdaq" and related marks are trademarks or service marks of The Nasdaq Stock Market, Inc. ("Nasdaq") and have been licensed for use for certain purposes by Summit Mutual Funds, Inc. and the Nasdaq-100 Index Portfolio. The Nasdaq-100 Index is composed and calculated by Nasdaq without regard to Summit Mutual Funds. Nasdaq makes no warranty, express or implied, and bears no liability with respect to the Nasdaq-100 Index Fund. Nasdaq makes no warranty, express or implied, and bears no liability with respect to Summit Mutual Funds, its use, or any data included therein.

                        FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund's financial performance for the periods indicated. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, independent auditors, whose report, along with the Fund's financial statements is included in the Statement of Additional Information and is available upon request. This information should be read in conjunction with the financial statements and notes thereto included in the Statement of Additional Information.

Computed on the basis of a share of capital stock outstanding throughout the period.

                                          S&P 500 Index Portfolio

                                          Year Ended December 31,
                                2001      2000      1999      1998      1997
                              -------   -------   -------   -------   -------
Net Asset Value,
Beginning of period           $ 20.59   $ 23.12   $ 19.49   $ 15.74   $ 12.13
                              -------   -------   -------   -------   -------
Investment Activities:
Net investment income             .16      .21        .21       .20      .20
Net realized and unrealized
 gains/(losses)                 (2.43)   (2.35)      3.75      4.21      3.72
                              -------   -------   -------   -------   -------
Total from
Investment Activities           (2.27)    (2.14)     3.96      4.41      3.92
                              -------   -------   -------   -------   -------
Distributions:
Net investment income            (.11)     (.23)     (.19)     (.20)
(.21)
In excess of net
 investment income                ---       ---       ---       ---       ---
Return of capital                 ---       ---       ---       ---       ---
Net realized gains              (3.18)     (.16)     (.14)     (.46)
(.10)
                              -------   -------   -------   -------   -------
Total Distributions             (3.29)     (.39)     (.33)     (.66)
(.31)
                              -------   -------   -------   -------   -------
Net Asset Value,
End of period                 $ 15.03   $ 20.59   $ 23.12   $ 19.49   $ 15.74
                              =======   =======   =======   =======   =======

Total Return                  (12.39%)   (9.32%)   20.52%    28.54%    32.72%

Ratios/Supplemental Data:
Ratio of Expenses to
Average Net Assets-Net(2)        .46%      .41%      .39%      .43%      .50%

Ratio of Expenses to
 Average Net Assets-Gross        .47%      .43%      .39%      .43%      .50%

Ratio of Net Investment
Income to Average Net Assets     .88%      .81%     1.10%     1.25%     1.48%

Portfolio Turnover Rate         3.30%    21.36%     3.45%     2.64%     9.06%

Net Assets,
End of Period (000's)         $92,639  $114,103  $284,132  $131,345   $55,595



_____________________

(1)   Commencement of operations.
(2) Net expenses represent gross expenses reduced by fees waived and/or reimbursed by the Adviser.
(3)   Annualized.

FINANCIAL HIGHLIGHTS

(Continued)


Computed on the basis of a share of capital stock outstanding throughout the period.

                                        S&P MidCap 400 Index Portfolio

                                                              Period from
                                                              May 3, 1999 (1)
                                   Year Ended December 31,    to December 31,
                                   -----------------------    ---------------
                                          2000       2000       1999
                                        -------    -------    -------
Net Asset Value,
Beginning of period                     $ 11.91    $ 11.04    $ 10.00
                                        -------    -------    -------
Investment Activities:
Net investment income                       .06        .22        .10
Net realized and unrealized
   gains / (losses)                        (.20)      1.44       1.01
                                        -------    -------    -------
Total from Investment Activities           (.14)      1.66       1.11
                                        -------    -------    -------
Distributions:
Net investment income                      (.04)      (.24)      (.07)
In excess of net investment income          ---        ---        ---
Return of capital                           ---        ---        ---
Net realized gains                        (2.39)      (.55)       ---
                                        -------    -------    -------
Total Distributions                       (2.43)      (.79)     (.07)
                                        -------    -------    -------
Net Asset Value,
End of period                           $  9.34    $ 11.91    $ 11.04
                                        =======    =======    =======

Total Return                             (1.25%)    15.99%       11.14%

Ratios/Supplemental Data:
Ratio of Expenses to
Average Net Assets-Net (2)                 .60%       .60%       .60%(3)

Ratio of Expenses to
   Average Net Assets-Gross                .82%       .77%       .69%(3)

Ratio of Net Investment
Income to Average Net Assets               .65%      1.44%      1.69%(3)

Portfolio Turnover Rate                  18.57%    146.33%     47.55%(3)

Net Assets, End of Period (000's)       $20,588    $15,054    $23,963


_____________

(1)   Commencement of operations.
(2) Net expenses represent gross expenses reduced by fees waived and/or reimbursed by the Adviser.
(3)   Annualized.

FINANCIAL HIGHLIGHTS

(Continued)


Computed on the basis of a share of capital stock outstanding throughout the period.

                                  Russell 2000 Small Cap Index Portfolio

                                                          Period from
                                          Year Ended    April 27, 2000 (1)
                                          December 31,   to December 31,
                                              2001            2000
                                            -------         -------
Net Asset Value,
Beginning of period                         $  9.99         $ 10.00
                                            -------         -------
Investment Activities:
Net investment income                           .08             .08
Net realized and unrealized
   gains / (losses)                             .07            (.04)
                                            -------         -------
Total from Investment Activities                .15             .04
                                            -------         -------
Distributions:
Net investment income                          (.09)           (.05)
In excess of net investment income              ---             ---
Return of capital                               ---             ---
Net realized gains                             (.43)            ---
                                            -------         -------
Total Distributions                            (.52)           (.05)
                                            -------         -------
Net Asset Value,
End of period                               $  9.62         $  9.99
                                            =======         =======

Total Return                                  1.54%            .39%

Ratios/Supplemental Data:
Ratio of Expenses to
Average Net Assets-Net (2)                     .75%            .74%(3)

Ratio of Expenses to
Average Net Assets-Gross                      1.10%           1.35%(3)

Ratio of Net Investment
Income to Average Net Assets                   .90%           1.11%(3)

Portfolio Turnover Rate                      32.70%          82.19%(3)

Net Assets, End of Period (000's)           $21,503         $16,105



_____________

(1)   Commencement of operations.
(2) Net expenses represent gross expenses reduced by fees waived and/or reimbursed by the Adviser.
(3)   Annualized.

FINANCIAL HIGHLIGHTS

(Continued)


Computed on the basis of a share of capital stock outstanding throughout the period.

                                          Nasdaq-100 Index Portfolio

                                                           Period from
                                          Year Ended     April 27, 2000(1)
                                          December 31,   to December 31,
                                              2001            2000
                                            -------         -------
Net Asset Value,
Beginning of period                         $  6.67         $ 10.00
                                            -------         -------
Investment Activities:
Net investment income                           ---            (.01)
Net realized and unrealized
   gains / (losses)                           (2.21)          (3.32)
                                            -------         -------
Total from Investment Activities              (2.21)          (3.33)
                                            -------         -------
Distributions:
Net investment income                           ---             ---
In excess of net investment income              ---             ---
Return of capital                               ---             ---
Net realized gains                              ---             ---
                                            -------         -------
Total Distributions                             ---             ---
                                            -------         -------
Net Asset Value,
End of period                               $  4.46         $  6.67
                                            =======         =======

Total Return                                (33.13%)         (33.30%)

Ratios/Supplemental Data:
Ratio of Expenses to
Average Net Assets-Net (2)                     .65%           .64%(3)

Ratio of Expenses to
   Average Net Assets-Gross                    .97%           .88%(3)

Ratio of Net Investment
Income to Average Net Assets                  (.21%)         (.17%)(3)

Portfolio Turnover Rate                       5.49%          14.69%(3)

Net Assets, End of Period (000's)           $14,560         $ 8,577



_____________

(1)   Commencement of operations.
(2) Net expenses represent gross expenses reduced by fees waived and/or reimbursed by the Adviser.
(3)   Annualized.

FINANCIAL HIGHLIGHTS

(Continued)


Computed on the basis of a share of capital stock outstanding throughout the period.

                                           Balanced Index Portfolio

                                                              Period from
                                                             May 3, 1999 (1)
                                   Year Ended December 31,   to December 31,
                                         2001       2000         1999
                                       -------    -------      -------
Net Asset Value,
Beginning of period                    $  9.61    $ 10.41      $ 10.00
                                       -------    -------      -------
Investment Activities:
   Net investment income                   .22        .39         .18
Net realized and unrealized
   gains / (losses)                       (.63)      (.53)         .34
                                       -------    -------      -------
Total from Investment Activities          (.41)      (.14)         .52
                                       -------    -------      -------
Distributions:
Net investment income                     (.12)      (.46)        (.11)
In excess of net investment income         ---        ---          ---
Return of capital                          ---        ---          ---
Net realized gains                        (.31)      (.20)         ---
                                       -------    -------      -------
Total Distributions                       (.43)      (.66)        (.11)
                                       -------    -------      -------
Net Asset Value,
End of period                          $  8.77    $  9.61      $ 10.41
                                       =======    =======      =======
Total Return                            (4.38%)    (1.28%)       5.31%

Ratios/Supplemental Data:
Ratio of Expenses to
Average Net Assets-Net (2)                .60%       .60%         .47%(3)

Ratio of Expenses to
   Average Net Assets-Gross               .81%       .68%         .50%(3)

Ratio of Net Investment
Income to Average Net Assets             2.47%      2.95%        2.94%(3)

Portfolio Turnover Rate                 35.84%      9.60%      141.58%(3)

Net Assets, End of Period (000's)      $13,004    $14,334      $55,708



_____________

(1)   Commencement of operations.
(2) Net expenses represent gross expenses reduced by fees waived and/or reimbursed by the Adviser.
(3)   Annualized.

FINANCIAL HIGHLIGHTS

(Continued)


Computed on the basis of a share of capital stock outstanding throughout the period.

                                              Zenith Portfolio

                                          Year Ended December 31,
                                2001      2000      1999      1998      1997
                              -------   -------   -------   -------   -------
Net Asset Value,
Beginning of period           $ 15.12   $ 12.62   $ 14.89   $ 20.35   $ 19.45
                              -------   -------   -------   -------   -------
Investment Activities:
Net investment income             .28       .23       .10       .25       .23
Net realized and unrealized
      gains/(losses)             1.41      2.48      (.05)    (2.80)     3.23
                              -------   -------   -------   -------   -------
Total from
 Investment Activities           1.69      2.71       .05     (2.55)     3.46
                              -------   -------   -------   -------   -------
Distributions:
Net investment income            (.26)     (.21)     (.12)     (.23)
(.27)
In excess of net
 investment income                ---       ---       ---       ---       ---

Return of capital                 ---       ---       ---       ---       ---
Net realized gains                ---       ---     (2.20)    (2.68)
(2.29)
                              -------   -------   -------   -------   -------
Total Distributions              (.26)     (.21)    (2.32)    (2.91)
(2.56)
                              -------   -------   -------   -------   -------
Net Asset Value,
End of period                 $ 16.55   $ 15.12   $ 12.62   $ 14.89   $ 20.35
                              =======   =======   =======   =======   =======

Total Return                   11.24%    21.79%     2.05%   (15.31%)   20.56%

Ratios/Supplemental Data:
Ratio of Expenses to
Average Net Assets - Net(2)      .81%      .73%      .69%      .62%      .62%

Ratio of Expenses to
Average Net Assets - Gross       .83%      .77%      .69%      .62%      .62%

Ratio of Net Investment
Income to Average Net Assets    1.74%     1.47%      .67%     1.41%     1.23%

Portfolio Turnover Rate       102.03%    81.95%    86.47%    62.50%    57.03%

Net Assets,
 End of Period (000's)        $54,562   $50,485  $124,444  $248,783  $335,627



____________________

(1)   Commencement of operations.
(2) Net expenses represent gross expenses reduced by fees waived and/or reimbursed by the Adviser.
(3)   Annualized.

FINANCIAL HIGHLIGHTS

(Continued)


Computed on the basis of a share of capital stock outstanding throughout the period.

                                              Bond Portfolio

                                          Year Ended December 31,
                                2001      2000      1999      1998      1997
                              -------   -------   -------   -------   -------
Net Asset Value,
Beginning of period           $  9.46   $ 10.36   $ 11.13   $ 11.29   $ 10.91
                              -------   -------   -------   -------   -------
Investment Activities:
Net investment income             .63      1.04       .72       .77       .79
Net realized and unrealized
   gains / (losses)               ---      (.39)     (.84)     (.05)      .37
                              -------   -------   -------   -------   -------
Total from Investment
 Activities                       .63       .65      (.12)      .72      1.16
                              -------   -------   -------   -------   -------
Distributions:
Net investment income            (.46)    (1.15)     (.65)     (.76)
(.72)
In excess of net
 investment income                ---      (.06)      ---       ---       ---
Return of capital                 ---      (.34)      ---       ---       ---
Net realized gains                ---       ---       ---      (.12)
(.06)
                              -------   -------   -------   -------   -------
Total Distributions              (.46)    (1.55)     (.65)     (.88)
(.78)
                              -------   -------   -------   -------   -------
Net Asset Value,
End of period                 $  9.63   $  9.46   $ 10.36   $ 11.13   $ 11.29
                              =======   =======   =======   =======   =======

Total Return                    6.81%     7.40%    (1.11%)    6.52%    11.02%

Ratios/Supplemental Data:
Ratio of Expenses to
Average Net Assets-Net(2)        .79%      .61%      .60%      .58%      .60%

Ratio of Expenses to
   Average Net Assets-Gross      .87%      .68%      .60%      .58%      .60%

Ratio of Net Investment
Income to Average Net Assets    6.37%     6.85%     6.62%     6.84%     7.15%

Portfolio Turnover Rate        65.14%    60.19%    56.07%    67.57%   113.41%

Net Assets,
 End of Period (000's)        $29,147   $22,802   $98,428  $113,762   $99,892


_____________________

(1)   Commencement of operations.
(2) Net expenses represent gross expenses reduced by fees waived and/or reimbursed by the Adviser.
(3)   Annualized.

APPENDIX A:  RATINGS

CORPORATE BOND RATINGS

Moody's Investors Services, Inc.

     Aaa - Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa - Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

     A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Baa - Bonds which are rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Ba - Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B - Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     Caa - Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

     Ca - Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

Standard & Poor's Rating Services

     AAA - This is the highest rating assigned by Standard &
Poor's to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

     AA - Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in a small degree.

     A - Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effect of changes in circumstances and economic conditions.

     BBB - Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

     BB-B-CCC-CC - Bonds rated BB, B, CCC, and CC are regarded, on balance, as predominately speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

COMMERCIAL PAPER RATINGS

Moody's Investors Services, Inc.

A Prime rating is the highest commercial paper rating assigned by Moody's Investors Services, Inc. Issuers rated Prime are further referred to by use of numbers 1, 2 and 3 to denote relative strength within this highest classification. Among the factors considered by Moody's in assigning ratings for an issuer are the following:

   * management;
   * economic evaluation of the industry and an appraisal of speculative type risks which may be inherent in certain areas;
   * competition and customer acceptance of products;
   * liquidity;
   * amount and quality of long-term debt;
   * ten-year earnings trends;
   * financial strength of a parent company and the relationships which exist with the issuer; and
   * recognition by management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations.

Standard & Poor's Rating Services

Commercial paper rated A by Standard & Poor's Rating Services has the following characteristics:

   * Liquidity ratios are better than the industry average.
   * Long-term senior debt rating is "A" or better. In some cases, BBB credits may be acceptable.
   * The issuer has access to at least two additional channels of borrowing.
   * Basic earnings and cash flow have an upward trend with allowance made for unusual circumstances.
   * Typically, the issuer's industry is well established, the issuer has a strong position within its industry and the reliability and quality of management is unquestioned.

Issuers rated A are further referred to by use of numbers 1, 2 and 3 to denote relative strength within this classification.

(back cover)
A Statement of Additional Information dated May 1, 2002 which contains further information about the Fund, has been filed with the Securities and Exchange Commission and is incorporated by reference into this Prospectus. Additional information about the Fund's investments is available in the Fund's annual and semi-annual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year. A copy of the Statement of Additional Information or its annual and semi-annual reports may be obtained without charge by calling the Fund at (513) 595-2600, or by writing the Fund at P.O. Box 40409, Cincinnati, Ohio 45240-0409.

The Fund's Statement of Additional Information, annual and semi-annual reports and certain other information about the Fund can be reviewed and copied at the SEC's public reference room (which will send copies of these documents upon request and for a fee). Information about the operation of the SEC's public reference room may be obtained by calling the SEC at 1-800-SEC-0330. Copies of Fund documents may be requested by writing to the Public reference Section of the SEC, Washington, D.C. 20549-6009.

These fund Documents and other information about the Fund are also available without charge at the SEC's web site:
http://www.sec.gov.



File 811-04000

[Prospectus for the Summit Lehman Aggregate Bond Portfolio follows]

May 1, 2002




                     SUMMIT MUTUAL FUNDS, INC.


     The Lehman Aggregate Bond Index Portfolio (the "Portfolio") is one of nine investment portfolios comprising the Pinnacle
Series of Summit Mutual Funds, Inc., an open-end, series, management investment company.

     The Portfolio's investment objective is to seek investment results that correspond to the total return performance of the bond market, as represented by the Lehman Brothers Aggregate
Bond Index.

     We cannot assure you that the Portfolio will meet its objective.



THIS PROSPECTUS CONTAINS INFORMATION YOU SHOULD KNOW BEFORE
ALLOCATING YOUR CONTRACT VALUES TO THE PORTFOLIO.  WE SUGGEST
THAT YOU READ IT AND KEEP IT FOR FUTURE REFERENCE.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION ("SEC") NOR ANY STATE. NEITHER THE SEC NOR ANY STATE HAS DETERMINED WHETHER THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.









SMFI 514 Bond 5-02

                        TABLE OF CONTENTS


INTRODUCTION TO THE FUND . . . . . . . . . . . . . . . . . .  1

PORTFOLIO PROFILE. . . . . . . . . . . . . . . . . . . . . .  1

PORTFOLIO OPERATING EXPENSES. . . . .  . . . . . . . . . . .  3

OTHER INVESTMENT POLICIES, STRATEGIES AND RISKS. . . . . . .  4
  FOREIGN SECURITIES . . . . . . . . . . . . . . . . . . . .. 4
  FOREIGN CURRENCY TRANSACTIONS. . . . . . . . . . . . . . .  4
  JUNK BONDS . . . . . . . . . . . . . . . . . . . . . . . .  5
  REPURCHASE AGREEMENTS. . . . . . . . . . . . . . . . . . .  5
  REVERSE REPURCHASE AGREEMENTS. . . . . . . . . . . . . . .  5
  FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS . . . .  5
  COLLATERALIZED MORTGAGE OBLIGATIONS. . . . . . . . . . . .  7
  LENDING PORTFOLIO SECURITIES . . . . . . . . . . . . . . .  7
  MIXED AND SHARED FUNDING. . . . .  . . . . . . . . . . . .  7
  OTHER INFORMATION. . . . .  . . . . .  . . . . . . . . . .  8

FUND MANAGEMENT. . . . .  . . . . .  . . . . . . . . . . . .  8
  INVESTMENT ADVISER . . . . . . . . . . . . . . . . . . . .  8
  ADVISORY FEE . . . . . . . . . . . . . . . . . . . . . . .  8
  EXPENSES . . . . . . . . . . . . . . . . . . . . . . . . .  9
  CAPITAL STOCK. . . . . . . . . . . . . . . . . . . . . . .  9
  VALUATION OF PORTFOLIO SHARES. . . . . . . . . . . . . . .  9

DIVIDENDS AND DISTRIBUTIONS. . . . . . . . . . . . . . . . . 10

TAXES. . . . . . . . . . . . . . . . . . . . . . . . . . . . 10

CUSTODIAN, TRANSFER AND DIVIDEND DISBURSING AGENT. . . . . . 10

FINANCIAL HIGHLIGHTS . . . . . . . . . . . . . . . . . . . . 10

APPENDIX A:  RATINGS . . . . . . . . . . . . . . . . . . . . 11
  CORPORATE BOND RATINGS . . . . . . . . . . . . . . . . . . 11
  COMMERCIAL PAPER RATINGS . . . . . . . . . . . . . . . . . 12

                     INTRODUCTION TO THE FUND

This prospectus explains the objectives, risks and strategies of the Lehman Aggregate Bond Index Portfolio (the "Portfolio"), which is one of nine Portfolios of the Pinnacle Series of Summit Mutual Funds, Inc. (the "Fund"). The Portfolio is a mutual fund used solely as an investment option for variable annuity or variable life insurance contracts offered by insurance companies. Although you cannot purchase shares of the Portfolio directly, you can instruct your insurance company how to allocate your contract's values to the Portfolio. The Portfolio Profile below summarizes important facts about the Portfolio, including its investment objective, strategy, risks and past investment performance. More detailed information about some of the Portfolio's investment policies and strategies is provided after the Profile, along with information about Portfolio expenses, share pricing and Financial Highlights for the Portfolio.

                     PORTFOLIO PROFILE

Investment Objective
The Lehman Aggregate Bond Index Portfolio (the "Portfolio") seeks investment results that correspond to the total return performance of the bond market, as represented by the Lehman Brothers Aggregate Bond Index (the "Lehman Bond Index").

The Lehman Bond Index is a market-weighted, intermediate-term bond index which encompasses U.S. Treasury and agency securities and investment grade corporate and international (dollar denominated) bonds.

Investment Strategies
The Lehman Brothers Aggregate Bond Index Portfolio normally will invest at least 80% of the value of its assets in:

* Obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities; or

* Publicly-traded or 144a debt securities rated BBB- or BAA3 or higher by a nationally recognized rating service such as Standard & Poors or Moody's; or

* Cash and cash equivalents.

Up to 20% of the Portfolio's total assets may be invested in financial futures or options contracts in an attempt to replicate the total return performance of the Lehman Bond Index.

The Portfolio will NOT purchase bonds rated below investment grade, commonly known as junk bonds. However, if a bond held in the Portfolio is downgraded to a rating below investment grade, the Portfolio may continue to hold the security until such time as the Adviser deems it most advantageous to dispose of the security.

The Portfolio will NOT directly purchase common stocks. However, it may retain up to 5% of the value of its total assets in common stocks acquired either by conversion of fixed-income securities or by the exercise of warrants attached thereto. The Portfolio may also write covered call options on U.S. Treasury Securities and options on futures contracts for such securities. A description of the corporate bond ratings assigned by Standard & Poor's and Moody's is included in the Appendix.

The Portfolio will be unable to hold all of the individual securities which comprise the Lehman Bond Index because of the large number of securities involved. Therefore, the Portfolio will hold a representative sample of the securities designed to replicate the total return performance of the Lehman Bond Index. The Portfolio will attempt to achieve, in both rising and falling markets, a correlation of at least 95% between the total return of its net assets before expenses and the total return of the Lehman Bond Index. A correlation of 100% would represent perfect correlation between the Portfolio and index performance. The correlation of the Portfolio's performance to that of the Lehman Bond Index should increase as the Portfolio grows. There can be no assurance that the Portfolio will achieve a 95% correlation.

Although the Adviser will attempt to invest as much of the Portfolio's assets as is practical in bonds included in the Lehman Bond Index, futures contracts and options relating thereto, a portion of the Portfolio may be retained in cash or cash equivalents, or invested in money market instruments pending investment or to meet redemption requests or other needs for liquid assets.

Primary Risks

* Interest rate risk: Interest rate risk is the potential for fluctuation in bond prices due to changing interest rates. Bond prices generally rise when interest rates fall. Likewise, bond prices generally fall when interest rates rise. Furthermore, the price of bonds with a longer maturity generally fluctuates more than bonds with a shorter maturity. To compensate investors for larger fluctuations, longer maturity bonds usually offer higher yields than shorter maturity bonds. Interest rate risk is a risk inherent in all bonds, regardless of credit quality. Since the Portfolio is an intermediate term bond portfolio, the interest rate risk is expected to be moderate.

* Credit risk: Credit risk is the risk that an issuer of a security will be unable to make payments of principal and/ or interest on a security held in the Portfolio. When an issuer fails to make a scheduled payment of principal or interest on a security, or violates other terms and agree-ments of a security, the issuer and the security are in default. A default by the issuer of a security generally has severe negative affect on the market value of that security. The credit risk of the Portfolio is a function of the credit quality of its underlying securities. The average credit quality of the Portfolio is expected to be very high. Therefore, the credit risk of the Portfolio is expected to be low.

* Income risk: Income risk is the risk of a decline in the Portfolio's income due to falling market interest rates. Income risk is generally higher for portfolios with short term average maturities and lower for portfolios with long term average maturities. Income risk is also generally higher for portfolios that are actively traded and lower for portfolios that are less actively traded. The Portfolio maintains an intermediate average maturity and is expected to be less actively traded. Therefore, its income risk is expected to be moderate-to-low.

* Prepayment risk: Prepayment risk is the risk that, during periods of declining interest rates, the principal of mortgage-backed securities and callable bonds will be repaid earlier than scheduled, and the portfolio manager will be forced to reinvest the unanticipated repayments at generally lower interest rates. The Portfolio's exposure to mortgage-backed securities and callable bonds is expected to be moderate. Therefore, the prepayment risk of the Portfolio is expected to be moderate.

* Correlation risk: Because the Portfolio has expenses, and the Lehman Bond Index does not, the Portfolio may be unable to replicate precisely the performance of the Index. While the Portfolio remains small, it may have a greater risk that its performance will not match that of the Index.

Since this is a new Portfolio, there is no bar chart or performance table.

               PORTFOLIO OPERATING EXPENSES

EXPENSES (as a percentage of average net assets)

                Bond Index Portfolio
            Management Fees         .30%
             Other Expenses*        .30%
                                   -----
   Total Operating Expenses**       .60%

*  "Other Expenses" are based on estimates.
** Total Operating Expenses in excess of 0.60% for the Portfolio are paid by the Adviser.

EXAMPLE
The table below shows the amount of expenses a Shareholder would pay on a $10,000 investment assuming a 5% annual return.+

                                    1 Year       3 Years
            Bond Index Portfolio      $62         $193

The purpose of this table is to help you understand the Portfolio expenses that you may bear indirectly through your purchase of an insurance contract. THIS TABLE DOES NOT INCLUDE ANY CONTRACT OR VARIABLE ACCOUNT CHARGES. Those charges, along with the Portfolio's expenses, are contained in the prospectus for your contract.

This table should not be considered a representation of past or future expenses. Actual expenses may be more or less than those shown.

+ The 5% annual return is a standardized rate prescribed for the purpose of this example and does not represent the past or future return of the Portfolio.


        OTHER INVESTMENT POLICIES, STRATEGIES AND RISKS

FOREIGN SECURITIES
The Portfolio may invest in foreign securities that are suitable for its investment objectives and policies. However, each security must be dollar-denominated and be rated investment grade (BBB- or BAA3 or higher) at the time of purchase. The Portfolio may not invest more than 35% of its total assets in foreign securities in aggregate. Furthermore, the Portfolio may not invest more than 10% of its total assets in any one foreign countries securities.

Investing in foreign securities involves risks which are not ordinarily associated with investing in domestic securities, including:

 * political or economic instability in the foreign country;
 * diplomatic developments that could adversely affect the value of the foreign security;
 * foreign government taxes;
 * costs incurred by the Portfolio in converting among various currencies;
 * fluctuation in currency exchange rates;
 * the possibility of imposition of currency controls, expropriation or nationalization measures or withholding dividends at the source;
 * in the event of a default on a foreign debt security, possible difficulty in obtaining or enforcing a judgment against the issuer;
 * less publicly available information about foreign issuers than domestic issuers;
 * foreign accounting and financial reporting requirements are generally less extensive than those in the U.S.;
 * securities of foreign issuers are generally less liquid and more volatile than those of comparable domestic issuers;
 * there is often less governmental regulation of exchanges, broker-dealers and issuers and brokerage costs may be higher than in the United States.

Foreign securities purchased by the Portfolio may include securities issued by companies located in countries not considered to be major industrialized nations. Such countries are subject to more economic, political and business risk than major industrialized nations, and the securities they issue may be subject to abrupt or erratic price fluctuations, and are expected to be more volatile and more uncertain as to payments of interest and principal. Developing countries may have relatively unstable governments, economies based only on a few industries, and securities markets that trade only a small number of securities. The secondary market for such securities is expected to be less liquid than for securities of major industrialized nations.

FOREIGN CURRENCY TRANSACTIONS
The Portfolio will NOT engage in forward foreign currency contracts ("forward contracts") in connection with the purchase or sale of any security. A forward contract involves an obligation to purchase or sell a specific foreign currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract.

JUNK BONDS
The Portfolio may NOT purchase any bond rated below the four highest grades used by Standard & Poor's or Moody's (frequently referred to as "junk" bonds). However, if a bond held in the Portfolio is downgraded to a rating below investment grade, the Portfolio may continue to hold the security until such time as the Adviser deems it most advantageous to dispose of the security.

Junk bonds present greater credit and market risks than higher rated bonds. Such risks relate not only to the greater financial weakness of the issuers of such securities but also to other factors including:

 * greater likelihood that an economic downturn or rising interest rates could create financial stress on the issuers of such bonds, possibly resulting in their defaulting on their obligations than is the case with higher-rated bonds;

 * greater likelihood that redemption or call provisions, if exercised in a period of lower interest rates, would result in the bonds being replaced by lower yielding securities;

 * limited trading markets that may make it more difficult to dispose of the bonds and more difficult to determine their fair value.

REPURCHASE AGREEMENTS
A repurchase agreement is a transaction where the Portfolio buys a security at one price and simultaneously agrees to sell that same security back to the original owner at a higher price. The Portfolio is not expected to engage extensively in repurchase agreements, but may engage in them from time to time. The Adviser reviews the creditworthiness of the other party to the agreement and must find it satisfactory before engaging in a repurchase agreement. A majority of these agreements will mature in seven days or less. In the event of the bankruptcy of the other party, the Portfolio could experience delays in recovering its money, may realize only a partial recovery or even no recovery, and may also incur disposition costs.

REVERSE REPURCHASE AGREEMENTS
The Portfolio may enter into reverse repurchase agreements. Under reverse repurchase agreements, the Portfolio transfers possession of portfolio securities to banks in return for cash in an amount equal to a percentage of the portfolio securities' market value and agrees to repurchase the securities at a future date by repaying the cash with interest. The Portfolio retains the right to receive interest and principal payments from the securities while they are in the possession of the financial institutions. While a reverse repurchase agreement is in effect, the Custodian will segregate from other Portfolio assets an amount of cash or liquid high quality debt obligations equal in value to the repurchase price (including any accrued interest).

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS
For hedging purposes, including protecting the price or interest rate of securities that the Portfolio intends to buy, the Portfolio may enter into futures contracts that relate to securities in which it may directly invest and indices comprised of such securities and may purchase and write call and put options on such contracts. The Portfolio may invest up to 20% of its assets in such futures and/or options contracts.

A financial futures contract is a contract to buy or sell a specified quantity of financial instruments (such as U.S. Treasury bills, notes and bonds, commercial paper and bank certificates of deposit or the cash value of a financial instrument index) at a specified future date at a price agreed upon when the contract is made. A financial futures contract is closed out by buying or selling an identical offsetting futures contract or by delivering the agreed upon security at the expiration of the contract.. Upon entering into a futures contract, the Portfolio is required to deposit an initial margin with the Custodian for the benefit of the futures broker. The initial margin serves as a "good faith" deposit that the Portfolio will honor its futures commitments. Subsequent payments (called "variation margin") to and from the broker are made on a daily basis as the price of the underlying investment fluctuates. In the event of the bankruptcy of the futures broker that holds margin on behalf of the Portfolio, the Portfolio may be entitled to return of margin owed to it only in proportion to the amount received by the broker's other customers. The Adviser will attempt to minimize this risk by monitoring the creditworthiness of the futures brokers with which the Portfolio does business.

Options on futures contracts give the purchaser the right to assume a position at a specified price in a futures contract at any time before expiration of the option contract. The Portfolio may engage in certain limited options strategies as hedging techniques. These options strategies are limited to selling/writing call option contracts on U.S. Treasury Securities and call option contracts on futures on such securities held by the Portfolio (covered calls). These Portfolios may purchase call option contracts to close out a position acquired through the sale of a call option.

The Portfolio may write and purchase covered call and put options on securities in which it may directly invest. Option transactions of the Portfolio will be conducted so that the total amount paid on premiums for all put and call options outstanding will not exceed 5% of the value of the Portfolio's total assets. Further, the Portfolio will not write put or call options or combination thereof if, as a result, the aggregate value of all securities or collateral used to cover its outstanding options would exceed 25% of the value of the Portfolio's total assets.

A call option is a short-term contract (generally nine months or less) which gives the purchaser of the option the right to purchase from the seller of the option (the Portfolio) the underlying security or futures contract at a fixed exercise price at any time prior to the expiration of the option period regardless of the market price of the underlying instrument during the period. A futures contract obligates the buyer to purchase and the seller to sell a predetermined amount of a security at a predetermined price at a selected time in the future. A call option on a futures contract gives the purchaser the right to assume a "long" position in a futures contract, which means that if the option is exercised the seller of the option (the Portfolio) would have the legal right (and obligation) to sell the underlying security to the purchaser at the specified price and future time.

As consideration for the call option, the buyer pays the seller (the Portfolio) a premium, which the seller retains whether or not the option is exercised. The selling of a call option will benefit the Portfolio if, over the option period, the underlying security or futures contract declines in value or does not appreciate to a price higher than the total of the exercise price and the premium. The Portfolio risks an opportunity loss of profit if the underlying instrument appreciates to a price higher than the exercise price and the premium. When the Adviser anticipates that interest rates will increase, the Portfolio may write call options in order to hedge against an expected decline in value of portfolio securities.

The Portfolio may close out a position acquired through selling a call option by buying a call option on the same security or futures contract with the same exercise price and expiration date as the option previously sold. A profit or loss on the transaction will result depending on the premium paid for buying the closing call option. If a call option on a futures contract is exercised, the Portfolio intends to close out the position immediately by entering into an offsetting transaction or by delivery of the underlying security (or other related securities).

Options transactions may increase the Portfolio's portfolio turnover rate and attendant transaction costs, and may be somewhat more speculative than other investment strategies. It may not always be possible to close out an options position, and with respect to options on futures contracts there is a risk of imperfect correlation between price movements of a futures contract (or option thereon) and the underlying security.

COLLATERALIZED MORTGAGE OBLIGATIONS
The Portfolio may invest in collateralized mortgage obligations ("CMOs") or mortgage-backed bonds issued by financial institutions such as commercial banks, savings and loan associations, mortgage banks and securities broker-dealers (or affiliates of such institutions established to issue these securities). To a limited extent, the Portfolio may also invest in a variety of more risky CMOs, including interest only ("IOs"), principal only ("POs"), inverse floaters, or a combination of these securities.

LENDING PORTFOLIO SECURITIES
The Portfolio may lend portfolio securities with a value up to 33 1/3% of its total assets. Such loans may be terminated at any time. The Portfolio will continuously maintain as collateral cash or obligations issued by the U.S. government, its agencies or instrumentalities in an amount equal to not less than 100% of the current market value (on a daily marked-to-market basis) of the loaned securities plus declared dividends and accrued interest.

The Portfolio will retain most rights of beneficial ownership, including the right to receive dividends, interest or other distributions on loaned securities. Should the borrower of the securities fail financially, the Portfolio may experience delay in recovering the securities or loss of rights in the collateral. Loans will be made only to borrowers that the Adviser deems to be of good financial standing.

MIXED AND SHARED FUNDING
The Fund offers its Pinnacle Series shares, without sales charge, only for purchase by separate accounts of The Union Central Life Insurance Company and other affiliated or unaffiliated insurance companies to fund benefits under both variable annuity contracts and variable universal life insurance policies. In the future, the Fund may also offer its Pinnacle Series shares directly to certain tax-qualified plans. The Fund's Board of Directors will monitor the Fund for the existence of any material irreconcilable conflict among the interests of such variable annuity and variable life insurance contract owners and, if and when applicable, the interests of participants in such qualified plans investing in the Fund. Insurance companies whose contracts are funded by investment in the Fund, the Adviser, and if applicable, trustees of certain qualified plans, will report any potential or existing conflicts to the Directors of the Fund. If it is determined by a majority of the Board, or by a majority of its disinterested directors, that a material irreconcilable conflict exists, the relevant insurance companies, the Adviser or plan trustees will, at their expense and to the extent reasonably practicable (as determined by a majority of the disinterested directors), take whatever steps are necessary to remedy or eliminate the irreconcilable material conflict.

OTHER INFORMATION
In addition to the investment policies described above, the Portfolio's investment program is subject to further restrictions which are described in the Statement of Additional Information. Unless otherwise specified, the Portfolio's investment objectives, policies and restrictions are not fundamental policies and may be changed without shareholder approval. Shareholder inquiries and requests for the Fund's annual report should be directed to the Fund at (513) 595-2600, or at P.O. Box 40409, Cincinnati, Ohio 45240-0409.

                        FUND MANAGEMENT

INVESTMENT ADVISER
The Adviser is Summit Investment Partners, Inc., 312 Elm Street, Suite 2525, Cincinnati, Ohio 45202. The Adviser was incorporated under the laws of Ohio on August 18, 1986, as successor to the advisory business of Carillon Investments, Inc., the investment adviser for the Fund since 1984. The Adviser is a wholly-owned subsidiary of Union Central, a mutual life insurance company organized in 1867 under the laws of Ohio. Subject to the direction and authority of the Fund's board of directors, the Adviser manages the investment and reinvestment of the assets of the Portfolio and provides administrative services and manages the Fund's business affairs.

Gary R. Rodmaker, CFA and David M. Weisenburger, CFA, lead the team primarily responsible for the day-to-day management of the Portfolio. Mr. Rodmaker is the Managing Director-Fixed Income of the Adviser and has been affiliated with the Adviser and Union Central as an investment analyst since 1989. Mr. Weisenburger is the Portfolio Manager of the Adviser and has been affiliated with the Adviser and Union Central since July, 1996.

ADVISORY FEE
The Fund pays the Adviser, as full compensation for all facilities and services furnished, a monthly fee equal to .30% of the current value of the net assets of the Portfolio.

EXPENSES
The Fund's expenses are deducted from total income before dividends are paid. These expenses, which are accrued daily, include: the fee of the Adviser; taxes; legal, dividend disbursing, bookkeeping and transfer agent, custodian and auditing fees; and printing and other expenses relating to the Fund's operations which are not expressly assumed by the Adviser under its investment advisory agreement with the Fund. Certain expenses are paid by the particular Portfolio that incurs them, while other expenses are allocated among the Portfolios on the basis of their relative size (i.e., the amount of their net assets). The Adviser will pay any expenses of the Lehman Bond Index Portfolio, other than the advisory fee for that Portfolio, to the extent that such expenses exceed .30% of the Portfolio's net assets.

CAPITAL STOCK
The Fund currently has nine classes of stock for the Pinnacle Series, one for each Portfolio. Shares (including fractional shares) of each Portfolio have equal rights with regard to voting, redemptions, dividends, distributions, and liquidations with respect to that Portfolio. When issued, shares are fully paid and nonassessable and do not have preemptive or conversion rights or cumulative voting rights. The insurance companies will vote Fund shares allocated to their registered separate accounts in accordance with instructions received from their contract owners. It is anticipated that Union Central will have voting control of the Fund by virtue of the shares of the Summit Apex Series of Funds allocated to its exempt separate accounts. With voting control, Union Central can make fundamental changes regardless of the voting instructions received from its contract owners.

VALUATION OF PORTFOLIO SHARES
Portfolio shares are sold at the price next computed after receipt of a purchase or redemption order. The net asset value of the shares of the Portfolio of the Fund is determined once daily, Monday through Friday, as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m., Eastern
Time), when there are purchases or redemptions of Fund shares, except:

 * when the New York Stock Exchange is closed and

 * any day on which changes in the value of the Portfolio securities of the Fund will not materially affect the current net asset value of the shares of a Portfolio.

Portfolio shares are valued by:

 * adding the values of all securities and other assets of the Portfolio,

 * subtracting liabilities and expenses, and

 * dividing by the number of shares of the Portfolio outstanding.

Expenses, including the investment advisory fee payable to the Adviser, are accrued daily.

Securities held by the Portfolio, except for money market instruments maturing in 60 days or less, are valued at their market value if market quotations are readily available. Other-wise, such securities are valued at fair value as determined in good faith by the Fund's board of directors, although the actual calculations may be made by persons acting pursuant to the direction of the board. All money market instruments with a remaining maturity of 60 days or less are valued on an amortized cost basis.

DIVIDENDS AND DISTRIBUTIONS

The Fund intends to distribute substantially all of the net investment income, if any, of the Portfolio. For dividend purposes, net investment income of the Portfolio consists of all dividends or interest earned by the Portfolio, minus estimated expenses (including the investment advisory fee). All net realized capital gains, if any, of the Portfolio are distributed periodically, no less frequently than annually. All dividends and distributions of the Portfolio are reinvested in additional shares of the Portfolio at net asset value.

TAXES

The Portfolio has qualified and has elected to be taxed as a "regulated investment company" under the provisions of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). If the Portfolio qualifies as a "regulated investment company" and complies with the appropriate provisions of the Code, the Portfolio will pay no federal income taxes on the amounts distributed.

Because insurance companies are currently the only shareholders of the Portfolios, no discussion is included herein as to the federal income tax consequences to shareholders. For information about the federal tax consequences of purchasing the contracts, see the prospectus for your contract.

       CUSTODIAN, TRANSFER AND DIVIDEND DISBURSING AGENT

Firstar Mutual Fund Services, P.O. Box 701, Milwaukee, Wisconsin
53201-0701, acts as Custodian of the Fund's assets, and is its bookkeeping, transfer and dividend disbursing agent.

                      FINANCIAL HIGHLIGHTS

Since this is a new portfolio, no financial highlights are available.

                     APPENDIX A:  RATINGS

CORPORATE BOND RATINGS

Moody's Investors Services, Inc.

     Aaa-Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa-Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

     A-Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Baa-Bonds which are rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Ba-Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B-Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     Caa-Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

     Ca-Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

Standard & Poor's Rating Services

     AAA-This is the highest rating assigned by Standard &
Poor's to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

     AA-Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in a small degree.

     A-Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effect of changes in circumstances and economic conditions.

     BBB-Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

     BB-B-CCC-CC-Bonds rated BB, B, CCC, and CC are regarded, on balance, as predominately speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

COMMERCIAL PAPER RATINGS

Moody's Investors Services, Inc.

A Prime rating is the highest commercial paper rating assigned by Moody's Investors Services, Inc. Issuers rated Prime are further referred to by use of numbers 1, 2 and 3 to denote relative strength within this highest classification. Among the factors considered by Moody's in assigning ratings for an issuer are the following:
     * management;
     * economic evaluation of the industry and an appraisal of speculative type risks which may be inherent in certain areas;
     * competition and customer acceptance of products;
     * liquidity;
     * amount and quality of long-term debt;
     * ten-year earnings trends;
     * financial strength of a parent company and the relationships which exist with the issuer; and
     * recognition by management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations.

Standard & Poor's Rating Services

Commercial paper rated A by Standard & Poor's Rating Services has the following characteristics:

     * Liquidity ratios are better than the industry average.
     * Long-term senior debt rating is "A" or better. In some cases, BBB credits may be acceptable.
     * The issuer has access to at least two additional channels of borrowing.
     * Basic earnings and cash flow have an upward trend with allowance made for unusual circumstances.
     * Typically, the issuer's industry is well established, the issuer has a strong position within its industry and the reliability and quality of management is unquestioned.

Issuers rated A are further referred to by use of numbers 1, 2 and 3 to denote relative strength within this classification.

[back cover page]


A Statement of Additional Information dated May 1, 2002, which contains further information about the Fund, has been filed with the Securities and Exchange Commission and is incorporated by reference into this Prospectus. Additional information about the Fund's investments is available in the Fund's annual and semi-annual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year. A copy of the Statement of Additional Information or its annual and semi-annual reports may be obtained without charge by calling the Fund at (513) 595-2600, or by writing the Fund at P.O. Box 40409, Cincinnati, Ohio 45240-0409.

The Fund's Statement of Additional Information, annual and semi-annual reports and certain other information about the Fund can be reviewed and copied at the SEC's public reference room (which will send copies of these documents upon request and for a fee). Information about the operation of the SEC's public reference room may be obtained by calling the SEC at 1-800-SEC-0330. Copies of Fund documents may be requested by writing to the Public reference Section of the SEC, Washington, D.C. 20549-6009.

These fund Documents and other information about the Fund are also available without charge at the SEC's web site:
http://www.sec.gov.


File 811-04000

[Prospectus for Summit EAFE International Index Portfolio follows]

May 1, 2002



                   SUMMIT MUTUAL FUNDS, INC.




     Summit Mutual Funds, Inc. is a mutual fund with twenty-three separate Portfolios, each with its own investment objective. We cannot assure you that any Portfolio will meet its objective. This Prospectus offers one of the Portfolios within the SUMMIT PINNACLE SERIES - the EAFE International Index Portfolio.


     The investment objective of the EAFE International Index Portfolio is to seek investment results that correspond to the total return performance of common stocks as represented by the Morgan Stanley Capital International EAFE Index. The EAFE Index emphasizes the stocks of companies in major markets in Europe, Australasia, and the Far East.








THIS PROSPECTUS CONTAINS INFORMATION YOU SHOULD KNOW BEFORE
ALLOCATING YOUR CONTRACT VALUES TO THE EAFE INTERNATIONAL INDEX
PORTFOLIO. WE SUGGEST THAT YOU READ IT AND KEEP IT FOR FUTURE
REFERENCE.


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION ("SEC") OR ANY STATE. NEITHER THE SEC NOR ANY STATE HAS DETERMINED WHETHER THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.







SMFI 514 PINNACLE EAFE 5-02

                        TABLE OF CONTENTS


                                                        Page

INTRODUCTION TO THE FUND . . . . . . . . . . . . . . . .  2

PORTFOLIO PROFILE. . . . . . . . . . . . . . . . . . . .  2
  EAFE INTERNATIONAL INDEX PORTFOLIO . . . . . . . . . .  2

PORTFOLIO OPERATING EXPENSES . . . . . . . . . . . . . .  4

OTHER INVESTMENT POLICIES, STRATEGIES AND RISKS. . . . .  5
  FOREIGN SECURITIES . . . . . . . . . . . . . . . . . .  5
  FOREIGN CURRENCY TRANSACTIONS. . . . . . . . . . . . .  5
  REPURCHASE AGREEMENTS. . . . . . . . . . . . . . . . .  5
  REVERSE REPURCHASE AGREEMENTS. . . . . . . . . . . . .  6
  FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS . .  6
  OPTIONS ON SECURITIES INDICES. . . . . . . . . . . . .  8
  LENDING PORTFOLIO SECURITIES . . . . . . . . . . . . .  8
  MIXED AND SHARED FUNDING . . . . . . . . . . . . . . .  8
  OTHER INFORMATION. . . . . . . . . . . . . . . . . . .  8

FUND MANAGEMENT. . . . . . . . . . . . . . . . . . . . .  9
  INVESTMENT ADVISER . . . . . . . . . . . . . . . . . .  9
  ADVISORY FEE . . . . . . . . . . . . . . . . . . . . .  9
  SUBADVISER . . . . . . . . . . . . . . . . . . . . . . .9
  EXPENSES . . . . . . . . . . . . . . . . . . . . . . .  9
  CAPITAL STOCK. . . . . . . . . . . . . . . . . . . . . 10
  VALUATION OF PORTFOLIO SHARES. . . . . . . . . . . . . 10

DIVIDENDS AND DISTRIBUTIONS. . . . . . . . . . . . . . . 10

TAXES. . . . . . . . . . . . . . . . . . . . . . . . . . 10

CUSTODIAN, TRANSFER AND DIVIDEND DISBURSING AGENT. . . . 11

DISCLAIMER . . . . . . . . . . . . . . . . . . . . . . . 11

FINANCIAL HIGHLIGHTS . . . . . . . . . . . . . . . . . . 11

INTRODUCTION TO THE FUND

This prospectus explains the objectives, risks and strategies of one of the Portfolios within the Summit Pinnacle Series of Summit Mutual Funds, Inc. (the "Fund"). The Portfolios are mutual funds used solely as investment options for variable annuity or variable life insurance contracts offered by insurance companies. Although you cannot purchase shares of the Portfolios directly, you can instruct your insurance company how to allocate your contract's values among the Portfolios. The Portfolio Profile below summarizes important facts about the Portfolio, including its investment objective, strategy, risks and past investment performance. More detailed information about the Portfolio's investment policies and strategies is provided after the Profile, along with information about Portfolio expenses, share pricing and Financial Highlights for the Portfolio.

                          PORTFOLIO PROFILE

EAFE INTERNATIONAL INDEX PORTFOLIO

Investment Objective
The Summit Pinnacle EAFE International Index Portfolio
("Portfolio") seeks investment results that correspond to the total return performance of common stocks as represented by the Morgan Stanley Capital International ("MSCI") EAFE Index
("Index"). The EAFE Index emphasizes the stocks of companies in major markets in Europe, Australasia, and the Far East.

Investment Strategies
The Portfolio will invest primarily in common stocks of the companies that compose the EAFE Index. The EAFE Index is capitalization-weighted, meaning that a company whose securities have a high market capitalization will contribute more to the Index's value than a company whose securities have a low market capitalization.

The Portfolio will typically not hold all of the companies in the EAFE Index. The Portfolio will typically choose to hold the stocks that make up the largest portion of the Index's value in the same proportion as the Index. When choosing the smaller stocks, the Portfolio will attempt to select a sampling of stocks that will match the industry and risk characteristics of all of the smaller companies in the EAFE Index without buying all of those stocks. This attempts to maximize liquidity while minimizing costs.

The Adviser will adopt the above "Sampling" strategy until such time as the Adviser believes the Portfolio has achieved sufficient size to attempt to fully replicate the Index. Full replication would be achieved when the Portfolio holds all of the securities in the Index in the exact weightings as the Index. Although the Adviser will attempt to invest as much of the Portfolio's assets as is practical in stocks included among the EAFE Index and futures contracts and options relating thereto, a portion of the Portfolio may be invested in money market instruments pending investment or to meet redemption requests or other needs for liquid assets. In addition, for temporary defensive purposes, the Portfolio may invest in government securities, money market instruments, or other fixed-income securities, or retain cash or cash equivalents.

The Portfolio may invest up to 20% of its assets in futures contracts and options that provide exposure to the stocks in the Index. The Portfolio may also sell covered calls on futures contracts or individual securities held in the Portfolio. As a temporary investment strategy, until the Portfolio reaches $50 million in net assets, the Portfolio may invest up to 100% of its assets in such futures and/or options contracts.

The Adviser may choose to invest in a foreign security indirectly by purchasing American Depository Receipts ("ADRs"). ADRs are U.S. dollar-denominated receipts representing shares of foreign corporations. ADRs are issued by U.S. banks or trust companies and entitle the holder to all dividends and capital gains on the underlying shares. ADRs offer the exposure to the foreign security while reducing transaction, custody, and other expenses.

Primary Risks
You could lose money or have less return than the market in general in this Portfolio. The Portfolio is subject to these specific risks:

* Market Risk: Deteriorating market conditions might cause an overall decline in the prices of stocks in the market, including those held by the Portfolio.

* Tracking Error Risk: The Portfolio may not track the performance of the Index for the various reasons, including, but not limited the following:
    - The Portfolio incurs administrative expenses and trading costs. The EAFE Index does not.
    - The Portfolio may not hold all of the stocks in the Index or may weight them differently than the Index.
    - The composition of the Index and Portfolio may diverge.
    - The timing and magnitude of cash inflows and outflows from investor's purchases and redemptions may create balances of uninvested cash.

* Foreign Stock Market Risk: Foreign stock markets may exhibit periods of higher volatility than those in the United States. Trading stocks on many foreign exchanges can be more difficult, and costly, than trading stocks in the United States. Taxes can also be imposed by foreign governments.

* Political Risk: Foreign governments have occasionally limited the outflows of capital or profits to investors abroad.

* Information Risk:  Financial reporting and accounting
  standards   for companies in many foreign markets differ
  from those of the United States and may present an incomplete, or inaccurate picture of a foreign company.

* Liquidity Risk: On the whole, foreign exchanges are smaller and less liquid than the U.S. markets. Stocks that trade infrequently, or in lower volumes, can be more difficult or costly to buy or sell. Relatively small transactions can have a disproportionately large affect on the price of stocks. In some situations, it may be impossible to sell a stock in an orderly fashion.

* Regulatory Risk: There is typically less government regulation of foreign markets, companies, and securities.

* Currency Risk: The Portfolio invests in foreign securities denominated in foreign currencies. Thus, changes in foreign exchange rates will affect the value of foreign securities denominated in U.S. dollars.

* Derivatives Risk: The Portfolio may invest in stock futures and options, and stock index futures and options. The Portfolio will not use these investments for speculative purposes or as leveraged investments that might exacerbate gains or losses. The Portfolio will invest in derivatives solely to meet shareholder redemptions or to invest share-holder purchases while maintaining exposure to the market. The principal risks to derivatives used in this context is that it might not be highly correlated with the security for which it is being used as a substitute.

Since this is a new Portfolio, there is no bar chart or performance table.


PORTFOLIO OPERATING EXPENSES

This table describes fees and expenses of the Portfolio:

EXPENSES (as a percentage of average net assets)

             EAFE International Index Portfolio
          Management Fees                    .56%
          Other Expenses*                    .69%
                                            -----
          Total Operating Expenses**         1.25%

*  "Other Expenses" are based on estimates.
** Total Operating Expenses in excess of 1.25% for the Portfolio are paid by the Adviser.

EXAMPLE

The table below shows the amount of expenses a Shareholder would pay on a $10,000 investment assuming a 5% annual return.+

                      1 Year  3 Years  5 Years  10 Years
EAFE International
Index Portfolio        $128    $399      N/A      N/A

The purpose of this table is to help you understand the Fund expenses that you may bear indirectly through your purchase of an insurance contract. THIS TABLE DOES NOT INCLUDE ANY CONTRACT OR VARIABLE ACCOUNT CHARGES. Those charges, along with the Fund's expenses, are contained in the prospectus for your contract.

This table should not be considered a representation of past or future expenses. Actual expenses may be more or less than those shown.


+ The 5% annual return is a standardized rate prescribed for the purpose of this example and does not represent the past or future return of the Fund.



        OTHER INVESTMENT POLICIES, STRATEGIES AND RISKS

FOREIGN SECURITIES
The Portfolio may invest in foreign securities that are suitable for the Portfolio's investment objectives and policies.

The Portfolio is limited to investing in those foreign securities included in the EAFE Index.

Investing in foreign securities involves risks which are not ordinarily associated with investing in domestic securities, including:

* political or economic instability in the foreign country;
* diplomatic developments that could adversely affect the value of the foreign security;
* foreign government taxes;
* costs incurred by the Portfolio in converting among various currencies;
* fluctuation in currency exchange rates;
* the possibility of imposition of currency controls, expropriation or nationalization measures or withholding dividends at the source;
* in the event of a default on a foreign debt security, possible difficulty in obtaining or enforcing a judgment against the issuer;
* less publicly available information about foreign issuers than domestic issuers;
* foreign accounting and financial reporting requirements are generally less extensive than those in the U.S.;
* securities of foreign issuers are generally less liquid and more volatile than those of comparable domestic issuers;
* there is often less governmental regulation of exchanges, broker-dealers and issuers and brokerage costs may be higher than in the United States.

Foreign securities purchased by the Portfolio may include securities issued by companies located in countries not considered to be major industrialized nations. Such countries are subject to more economic, political and business risk than major industrialized nations, and the securities they issue may be subject to abrupt or erratic price fluctuations, and are expected to be more volatile and more uncertain as to payments of interest and principal. Developing countries may have relatively unstable governments, economies based only on a few industries, and securities markets that trade only a small number of securities. The secondary market for such securities is expected to be less liquid than for securities of major industrialized nations.

FOREIGN CURRENCY TRANSACTIONS
The Portfolio may engage in forward foreign currency contracts ("forward contracts") in connection with the purchase or sale of a specific security. A forward contract involves an obligation to purchase or sell a specific foreign currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract.

The Portfolio will not enter into forward contracts for longer-term hedging purposes. The possibility of changes in currency exchange rates will be incorporated into the long-term investment considerations when purchasing the investment and subsequent considerations for possible sale of the investment.

REPURCHASE AGREEMENTS
The Portfolio may invest in repurchase agreements. A repurchase agreement is a transaction where a Portfolio buys a security at one price and simultaneously agrees to sell that same security back to the original owner at a higher price. The Portfolio does not engage extensively in repurchase agreements, but may engage in them from time to time. The Adviser reviews the credit worthiness of the other party to the agreement and must find it satisfactory before engaging in a repurchase agreement. A majority of these agreements will mature in seven days or less. In the event of the bankruptcy of the other party, the Portfolio could experience delays in recovering its money, may realize only a partial recovery or even no recovery, and may also incur disposition costs.

REVERSE REPURCHASE AGREEMENTS
The Portfolio may enter into reverse repurchase agreements. Under reverse repurchase agreements, the Portfolio transfers possession of portfolio securities to banks in return for cash in an amount equal to a percentage of the portfolio securities' market value and agrees to repurchase the securities at a future date by repaying the cash with interest. The Portfolio retains the right to receive interest and principal payments from the securities while they are in the possession of the financial institutions. While a reverse repurchase agreement is in effect, the Custodian will segregate from other Portfolio assets an amount of cash or liquid high quality debt obligations equal in value to the repurchase price (including any accrued interest).

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS
For hedging purposes, including protecting the price or interest rate of securities that the Portfolio intends to buy, the Portfolio may enter into futures contracts that relate to securities in which it may directly invest and indices comprised of such securities and may purchase and write call and put options on such contracts. The Portfolio may invest up to 20% of its assets in such futures and/or options contracts.

A financial futures contract is a contract to buy or sell a specified quantity of financial instruments (such as U.S. Treasury bills, notes and bonds, commercial paper and bank certificates of deposit or the cash value of a financial instrument index at a specified future date at a price agreed upon when the contract is made). A stock index futures contract is a contract to buy or sell specified units of a stock index at a specified future date at a price agreed upon when the contract is made. The value of a unit is based on the current value of the contract index. Under such contracts no delivery of the actual stocks making up the index takes place. Rather, upon expiration of the contract, settlement is made by exchanging cash in an amount equal to the difference between the contract price and the closing price of the index at expiration, net of variation margin previously paid.

Substantially all futures contracts are closed out before settlement date or called for cash settlement. A futures contract is closed out by buying or selling an identical offsetting futures contract. Upon entering into a futures contract, the Portfolio is required to deposit an initial margin with the Custodian for the benefit of the futures broker. The initial margin serves as a "good faith" deposit that the Portfolio will honor their futures commitments. Subsequent payments (called "variation margin") to and from the broker are made on a daily basis as the price of the underlying investment fluctuates. In the event of the bankruptcy of the futures broker that holds margin on behalf of the Portfolio, the Portfolio may be entitled to return of margin owed to it only in proportion to the amount received by the broker's other customers. The Adviser will attempt to minimize this risk by monitoring the creditworthiness of the futures brokers with which the Portfolio does business.

Because the value of index futures depends primarily on the value of their underlying indexes, the performance of the broad-based contracts will generally reflect broad changes in common stock prices. However, because a particular Portfolio may not be invested in precisely the same proportion as the particular Index, it is likely that the price changes of the Portfolio's index futures positions will not match the price changes of the Portfolio's other investments.

Options on futures contracts give the purchaser the right to assume a position at a specified price in a futures contract at any time before expiration of the option contract.

The Portfolio may write and purchase covered put and call options on securities in which it may directly invest. Option transactions of the Portfolio will be conducted so that the total amount paid on premiums for all put and call options outstanding will not exceed 5% of the value of the Portfolio's total assets. Further, the Portfolio will not write put or call options or combination thereof if, as a result, the aggregate value of all securities or collateral used to cover its outstanding options would exceed 25% of the value of the Portfolio's total assets.

A call option is a short-term contract (generally nine months or less) which gives the purchaser of the option the right to purchase from the seller of the option (the Portfolio) the underlying security or futures contract at a fixed exercise price at any time prior to the expiration of the option period regardless of the market price of the underlying instrument during the period. A futures contract obligates the buyer to purchase and the seller to sell a predetermined amount of a security at a predetermined price at a selected time in the future. A call option on a futures contract gives the purchaser the right to assume a "long" position in a futures contract, which means that if the option is exercised the seller of the option (the Portfolio) would have the legal right (and obligation) to sell the underlying security to the purchaser at the specified price and future time.

As consideration for the call option, the buyer pays the seller (the Portfolio) a premium, which the seller retains whether or not the option is exercised. The selling of a call option will benefit the Portfolio if, over the option period, the underlying security or futures contract declines in value or does not appreciate to a price higher than the total of the exercise price and the premium. The Portfolio risks an opportunity loss of profit if the underlying instrument appreciates to a price higher than the exercise price and the premium. When the Adviser anticipates that interest rates will increase, the Portfolio may write call options in order to hedge against an expected decline in value of portfolio securities.

The Portfolio may close out a position acquired through selling a call option by buying a call option on the same security or futures contract with the same exercise price and expiration date as the option previously sold. A profit or loss on the transaction will result depending on the premium paid for buying the closing call option. If a call option on a futures contract is exercised, the Portfolio intends to close out the position immediately by entering into an offsetting transaction or by delivery of the underlying security (or other related securities).

Options transactions may increase the Portfolio's portfolio turnover rate and attendant transaction costs, and may be somewhat more speculative than other investment strategies. It may not always be possible to close out an options position, and with respect to options on futures contracts there is a risk of imperfect correlation between price movements of a futures contract (or option thereon) and the underlying security.

OPTIONS ON SECURITIES INDICES
The Portfolio may purchase or sell options on the EAFE Index, subject to the limitations set forth above and provided such options are traded on a national securities exchange or in the over-the-counter market. Options on securities indices are similar to options on securities except there is no transfer of a security and settlement is in cash. A call option on a securities index grants the purchaser of the call, for a premium paid to the seller, the right to receive in cash an amount equal to the difference between the closing value of the index and the exercise price of the option times a multiplier established by the exchange upon which the option is traded.

LENDING PORTFOLIO SECURITIES
The Portfolio may lend portfolio securities with a value up to 33 1/3% of its total assets. Such loans may be terminated at any time. The Portfolio will continuously maintain as collateral cash or obligations issued by the U.S. government, its agencies or instrumentalities in an amount equal to not less than 100% of the current market value (on a daily marked-to-market basis) of the loaned securities plus declared dividends and accrued interest.

The Portfolio will retain most rights of beneficial ownership, including the right to receive dividends, interest or other distributions on loaned securities. Should the borrower of the securities fail financially, the Portfolio may experience delay in recovering the securities or loss of rights in the collateral. Loans will be made only to borrowers that the Adviser deems to be of good financial standing.

MIXED AND SHARED FUNDING
The Fund offers its Pinnacle Series shares, without sales charge, only for purchase by separate accounts of The Union Central Life Insurance Company and other affiliated or unaffiliated insurance companies to fund benefits under both variable annuity contracts and variable universal life insurance policies. In the future, the Fund may also offer its Pinnacle Series shares directly to certain tax-qualified plans. The Fund's Board of Directors will monitor the Fund for the existence of any material irreconcilable conflict among the interests of such variable annuity and variable life insurance contract owners and, if and when applicable, the interests of participants in such qualified plans investing in the Fund. Insurance companies whose contracts are funded by investment in the Fund, the Adviser, and if applicable, trustees of certain qualified plans, will report any potential or existing conflicts to the Directors of the Fund. If it is determined by a majority of the Board, or by a majority of its disinterested directors, that a material irreconcilable conflict exists, the relevant insurance companies, the Adviser or plan trustees will, at their expense and to the extent reasonably practicable (as determined by a majority of the disinterested directors), take whatever steps are necessary to remedy or eliminate the irreconcilable material conflict.

OTHER INFORMATION
In addition to the investment policies described above, the Portfolio's investment program is subject to further restrictions which are described in the Statement of Additional Information. Unless otherwise specified, the Portfolio's investment objectives, policies and restrictions are not fundamental policies and may be changed without shareholder approval. Shareholder inquiries and requests for the Fund's annual report should be directed to the Fund at (513) 595-2600, or at P.O. Box 40409, Cincinnati, Ohio 45240-0409.

                       FUND MANAGEMENT

INVESTMENT ADVISER
The Adviser is Summit Investment Partners, Inc., 312 Elm Street, Suite 2525, Cincinnati, Ohio 45202. The Adviser was incorporated under the laws of Ohio on August 18, 1986, as successor to the advisory business of Carillon Investments, Inc., the investment adviser for the Fund since 1984. The Adviser is a wholly-owned subsidiary of Union Central, a mutual life insurance company organized in 1867 under the laws of Ohio. Subject to the direction and authority of the Fund's board of directors, the Adviser manages the investment and reinvestment of the assets of each Portfolio and provides administrative services and manages the Fund's business affairs.

Gary R. Rodmaker, CFA and David M. Weisenburger, CFA lead the team primarily responsible for the day-to-day management of the Portfolio.

Mr. Rodmaker is Managing Director - Fixed Income of the Adviser and has been affiliated with the Adviser and Union Central since 1989. Mr. Weisenburger is the Portfolio Manager of the Adviser and has been affiliated with the Adviser and Union Central since July, 1996.

ADVISORY FEE
The Portfolio pays the Adviser, as full compensation for all facilities and services furnished, a monthly fee computed on a daily basis, at an annual rate of .56% of the current value of the Portfolio's net assets.

The effective rates paid by the Portfolio are set forth in the "Portfolio Operating Expenses" section on page 4.

SUBADVISER
World Asset Management, a division of Munder Capitol Management, 255 E. Brown Street, Suite 300, Birmingham, Michigan 48009, is the investment Subadviser to the Portfolio. Munder Capital Management is a Delaware general partnership with Munder Capital employees owning a minority interest and Comerica Bank owning the majority interest.

The Subadviser provides, subject to the Adviser's direction, a portion of the investment advisory services for which the Adviser is responsible. The services include investment research and advice with respect to securities, investments and cash equivalents in the Portfolio. As compensation for its services, the Subadviser receives a monthly fee computed on a daily basis, at an annual rate, equal to .10% of the current value of the Portfolio's net assets; provided, however, that the Subadviser has agreed to waive its fee for the first six months of operations. The fee is paid by the Adviser, not the Portfolio.

EXPENSES
The Fund's expenses are deducted from total income before dividends are paid. These expenses, which are accrued daily, include: the fee of the Adviser; taxes; legal, dividend disbursing, bookkeeping and transfer agent, custodian and auditing fees; and printing and other expenses relating to the Fund's operations which are not expressly assumed by the Adviser under its investment advisory agreement with the Fund. Certain expenses are paid by the particular Portfolio that incurs them, while other expenses are allocated among the Portfolios on the basis of their relative size (i.e., the amount of their net assets). The Adviser will pay any expenses of the Portfolio, other than the advisory fee for the Portfolio, to the extent that such expenses exceed .80% of the Portfolio's net assets.

CAPITAL STOCK
The Fund currently has twenty-three classes of stock, one for each Portfolio, one of which is offered pursuant to this prospectus. Shares (including fractional shares) of each Portfolio have equal rights with regard to voting, redemptions, dividends, distributions, and liquidations with respect to that Portfolio. When issued, shares are fully paid and nonassessable and do not have preemptive or conversion rights or cumulative voting rights. The insurance companies will vote Fund shares allocated to their registered separate accounts in accordance with instructions received from their contract owners. It is anticipated that Union Central will have voting control of the Fund by virtue of the shares of the Summit Apex Series of Funds allocated to its exempt separate accounts. With voting control, Union Central can make fundamental changes regardless of the voting instructions received from its contract owners.

VALUATION OF PORTFOLIO SHARES
The net asset value of the shares of each Portfolio of the Fund is determined once daily, Monday through Friday, as of the close of regular trading on the New York Stock Exchange
(normally 4:00 p.m., Eastern Time), when there are purchases or redemptions of Fund shares, except:

  * when the New York Stock Exchange is closed and

  * any day on which changes in the value of the Portfolio securities of the Fund will not materially affect the current net asset value of the shares of a Portfolio.

Portfolio shares are valued by:

  * adding the values of all securities and other assets of the Portfolio,

  * subtracting liabilities and expenses, and

  * dividing by the number of shares of the Portfolio outstanding.

Expenses, including the investment advisory fee payable to the Adviser, are accrued daily.

Securities held by the Portfolios, except for money market instruments maturing in 60 days or less, are valued at their market value if market quotations are readily available. Other-wise, such securities are valued at fair value as determined in good faith by the Fund's board of directors, although the actual calculations may be made by persons acting pursuant to the direction of the board. All money market instruments with a remaining maturity of 60 days or less are valued on an amortized cost basis.

                  DIVIDENDS AND DISTRIBUTIONS

The Fund intends to distribute substantially all of the net investment income, if any, of each Portfolio. For dividend purposes, net investment income of each Portfolio consists of all dividends or interest earned by that Portfolio, minus estimated expenses (including the investment advisory fee). All net realized capital gains, if any, of each Portfolio are distributed periodically, no less frequently than annually. All dividends and distributions of a Portfolio are reinvested in additional shares of the Portfolio at net asset value.

                              TAXES

Each Portfolio has qualified and has elected to be taxed as a "regulated investment company" under the provisions of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). If a Portfolio qualifies as a "regulated investment company" and complies with the appropriate provisions of the Code, the Portfolio will pay no federal income taxes on the amounts distributed.

Because insurance companies are currently the only shareholders of the Portfolios, no discussion is included herein as to the federal income tax consequences to shareholders. For information about the federal tax consequences of purchasing the contracts, see the prospectus for your contract.

      CUSTODIAN, TRANSFER AND DIVIDEND DISBURSING AGENT

Firstar Mutual Fund Services, LLC, P.O. Box 701, Milwaukee,
Wisconsin 53201-0701, acts as Custodian of the Fund's assets, and is its bookkeeping, transfer and dividend disbursing agent.

                          DISCLAIMER

This fund is not sponsored, endorsed, sold or promoted by MSCI or any affiliate of MSCI. Neither MSCI nor any other party makes any representation or warranty, express or implied, to the owners of this fund or any member of the public regarding the advisability of investing in funds generally or in this fund particularly or the ability of the EAFE index to track general stock market performance. MSCI is the licensor of certain trademarks, service marks and trade names of MSCI and of the EAFE index which is determined, composed and calculated by MSCI without regard to the issuer of this fund. MSCI has no obligation to take the needs of the issuer of this fund or the owners of this fund into consideration in determining, composing or calculating the EAFE index. MSCI is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of this fund to be issued or in the determination or calculation of the equation by which this fund is redeemable for cash. Neither MSCI nor any other party has any obligation or liability to owners of this fund in connection with the administration, marketing or trading of this fund.

ALTHOUGH MSCI SHALL OBTAIN INFORMATION FOR INCLUSION IN OR FOR USE IN THE CALCULATION OF THE INDEXES FROM SOURCES WHICH MSCI CONSIDERS RELIABLE, NEITHER MSCI NOR ANY OTHER PARTY GUARANTEES THE ACCURACY AND/OR THE COMPLETENESS OF THE INDEXES OR ANY DATA INCLUDED THEREIN. NEITHER MSCI NOR ANY OTHER PARTY MAKES ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, LICENSEE'S CUSTOMERS AND COUNTERPARTIES, OWNERS OF THE FUNDS, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDEXES OR ANY DATA INCLUDED THEREIN IN CONNECTION WITH THE RIGHTS LICENSED HEREUNDER OR FOR ANY OTHER USE. NEITHER MSCI NOR ANY OTHER PARTY MAKES ANY EXPRESS OR IMPLIED WARRANTIES, AND MSCI HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO THE INDEXES OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL MSCI OR ANY OTHER PARTY HAVE ANY LIABILITY FOR ANY DIRECT, INDIRECT, SPECIAL, PUNITIVE, CONSEQUENTIAL OR ANY OTHER DAMAGES (INCLUDING LOST PROFITS) EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

FINANCIAL HIGHLIGHTS

Since this is a new portfolio, no financial highlights are available.

[back cover]

A Statement of Additional Information dated May 1, 2002, which contains further information about the Fund, has been filed with the Securities and Exchange Commission and is incorporated by reference into this Prospectus. Additional information about the Fund's investments is available in Summit Mutual Funds' annual and semi-annual reports to shareholders. In Summit Mutual Funds' annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year. A copy of the Statement of Additional Information or its annual and semi-annual reports may be obtained without charge by calling Summit Mutual Funds, c/o Firstar Mutual Fund Services, LLC, (888) 259-7565, or by writing Summit Mutual Funds, c/o Firstar Mutual Fund Services, LLC, at P.O. Box 701, Milwaukee, WI 53201-0701.

Summit Mutual Funds' Statement of Additional Information, annual and semi-annual reports and certain other information about the Fund can be reviewed and copied at the SEC's public reference room (which will send copies of these documents upon request and for a fee). Information about the operation of the SEC's public reference room may be obtained by calling the SEC at 1-800-SEC-0330. Copies of Fund documents may be requested by writing to the Public reference Section of the SEC, Washington, D.C. 20549-6009.

These fund Documents and other information about the Fund are also available without charge at the SEC's web site:
http://www.sec.gov.

File 811-04000

[Prospectus form for three Summit Portfolios follows]

May 1, 2002



                    SUMMIT MUTUAL FUNDS, INC.
----------------------------------------------------------------
-


     Summit Mutual Funds, Inc. is a mutual fund with twenty-three separate Portfolios, each with its own investment objective. We cannot assure you that any Portfolio will meet its objective. This Prospectus offers three of the Portfolios within the Summit Pinnacle Series. Their investment objectives are:



     The S&P MidCap 400 Index Portfolio seeks investment results that correspond to the total return performance of U.S. common stocks, as represented by the S&P MidCap
     400 Index.


     The Russell 2000 Small Cap Index Portfolio seeks investment results that correspond to the investment performance of U.S. common stocks, as represented by the Russell 2000 Index.


     The Nasdaq-100 Index Portfolio seeks investment results that correspond to the investment performance of U.S.
     common stocks, as represented by the Nasdaq-100 Index.




THIS PROSPECTUS CONTAINS INFORMATION YOU SHOULD KNOW BEFORE
ALLOCATING YOUR CONTRACT VALUES TO ANY OF THE PORTFOLIOS.  WE
SUGGEST THAT YOU READ IT AND KEEP IT FOR FUTURE REFERENCE.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION ("SEC") NOR ANY STATE. NEITHER THE SEC NOR ANY STATE HAS DETERMINED WHETHER THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.



SMFI 514-3-PINNACLE 5-02

                      TABLE OF CONTENTS


INTRODUCTION TO THE FUND. . . . . . . . . . . . . . . . . . . 3

PORTFOLIO PROFILES. . . . . . . . . . . . . . . . . . . . . . 3
  S&P MIDCAP 400 INDEX PORTFOLIO. . . . . . . . . . . . . . . 3
  RUSSELL 2000 SMALL CAP INDEX PORTFOLIO. . . . . . . . . . . 5
  NASDAQ-100 INDEX PORTFOLIO. . . . . . . . . . . . . . . . . 6

PORTFOLIO OPERATING EXPENSES. . . . . . . . . . . . . . . . . 9

OTHER INVESTMENT POLICIES, STRATEGIES AND RISKS . . . . . . . 9
  FOREIGN SECURITIES. . . . . . . . . . . . . . . . . . . . . 9
  REPURCHASE AGREEMENTS . . . . . . . . . . . . . . . . . . .10
  REVERSE REPURCHASE AGREEMENTS . . . . . . . . . . . . . . .10
  FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. . . . .11
  OPTIONS ON SECURITIES INDICES . . . . . . . . . . . . . . .12
  LENDING PORTFOLIO SECURITIES. . . . . . . . . . . . . . . .12
  MIXED AND SHARED FUNDING. . . . . . . . . . . . . . . . . .13
  OTHER INFORMATION . . . . . . . . . . . . . . . . . . . . .13

FUND MANAGEMENT . . . . . . . . . . . . . . . . . . . . . . .13
  INVESTMENT ADVISER. . . . . . . . . . . . . . . . . . . . .13
  ADVISORY FEE. . . . . . . . . . . . . . . . . . . . . . . .13
  EXPENSES. . . . . . . . . . . . . . . . . . . . . . . . . .14
  CAPITAL STOCK . . . . . . . . . . . . . . . . . . . . . . .14
  VALUATION OF PORTFOLIO SHARES . . . . . . . . . . . . . . .14

DIVIDENDS AND DISTRIBUTIONS . . . . . . . . . . . . . . . . .15

TAXES . . . . . . . . . . . . . . . . . . . . . . . . . . . .15

CUSTODIAN, TRANSFER AND DIVIDEND DISBURSING AGENT . . . . . .15

S&P, FRANK RUSSELL AND NASDAQ DISCLAIMER. . . . . . . . . . .15

FINANCIAL HIGHLIGHTS. . . . . . . . . . . . . . . . . . . . .17

INTRODUCTION TO THE FUND

This prospectus explains the objectives, risks and strategies of three of the Portfolios within the Summit Pinnacle Series of Summit Mutual Funds, Inc. (the "Fund"). The Portfolios are mutual funds used as investment options for variable annuity or variable life insurance contracts offered by insurance companies. Although you cannot purchase shares of the Portfolios directly, you can instruct your insurance company how to allocate your contract's values among the Portfolios. Each Portfolio Profile below summarizes important facts about the Portfolio, including its investment objective, strategy, risks and past investment performance. More detailed information about some of the Portfolios' investment policies and strategies is provided after the Profiles, along with information about Portfolio expenses, share pricing and Financial Highlights for each Portfolio.


PORTFOLIO PROFILES


S&P MIDCAP 400 INDEX PORTFOLIO PROFILE

Investment Objective
The S&P MidCap 400 Index Portfolio seeks investment results that correspond to the total return performance of U.S. common stocks, as represented by the S&P MidCap 400 Index.

Investment Strategies
The S&P MidCap 400 Index Portfolio seeks to substantially replicate the total return of the securities comprising the S&P MidCap 400 Index, taking into consideration redemptions, sales of additional shares, and other adjustments described below. Precise replication of the capitalization weighting of the securities in the S&P MidCap 400 Index is not feasible. The S&P MidCap 400 Index Portfolio will attempt to achieve, in both rising and falling markets, a correlation of at least 95% between the total return of its net assets before expenses and the total return of the S&P MidCap 400 Index. A correlation of 100% would represent perfect correlation between the Portfolio and index performance. The correlation of the Portfolio's performance to that of the S&P MidCap 400 Index should increase as the Portfolio grows. There can be no assurance that the Portfolio will achieve a 95% correlation.

The S&P MidCap 400 Index Portfolio may invest up to 5% of its assets in Standard & Poor's MidCap Depositary Receipts[R] ("MidCap SPDR's[R]"). MidCap SPDR's are units of beneficial interest in a unit investment trust, representing proportionate undivided interests in a portfolio of securities in substantially the same weighting as the common stocks that comprise the S&P MidCap 400 Index.

Although the Adviser will attempt to invest as much of the S&P MidCap 400 Index Portfolio's assets as is practical in stocks included among the S&P MidCap 400 Index and futures contracts and options relating thereto, a portion of the Portfolio may be invested in money market instruments pending investment or to meet redemption requests or other needs for liquid assets. In addition, for temporary defensive purposes, the Portfolio may invest in government securities, money market instruments, or other fixed-income securities, or retain cash or cash equivalents.

Primary Risks

* Market risk: The S&P MidCap 400 Index Portfolio's total return, like stock prices generally, will fluctuate within a wide range in response to stock market trends, so a share of the Portfolio could drop in value over short or even long periods. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

* Investment style risk: Stocks of medium sized (MidCap) companies, such as those listed among the S&P MidCap 400
   Index occasionally go through cycles of doing worse (or better) than the stock markets in general or other types of investments.

*  Correlation risk:  Because the S&P MidCap 400 Index
   Portfolio has expenses, and the S&P MidCap 400 Index does not, the Portfolio may be unable to replicate precisely the performance of the Index. While the Portfolio remains small, it may have a greater risk that its performance will not match that of the Index.

Bar Chart and Performance Table
The bar chart and table below provide an indication of the risk of investing in the S&P MidCap 400 Index Portfolio. The bar chart shows the Portfolio's performance in each calendar year since its inception. The table shows how the Portfolio's average annual returns for one year and since inception compare with those of the S&P MidCap 400 Index whose performance it seeks to replicate. The Portfolio's returns are net of its expenses, but do NOT reflect the additional fees and expenses of your variable annuity or variable life insurance contract. If those contract fees and expenses were included, the returns would be lower. Keep in mind that the Portfolio's past performance does not indicate how it will perform in the future.


[GRAPHIC OMITTED]

S&P MidCap 400 Index Portfolio Total Returns


 20.00%
                   15.99%
 15.00%           /-----/
                  /     /
 10.00%           /     /
                  /     /
  5.00%           /     /
                  /     /
  0.00%     ------/-----/--------/-----/
                   2000          /-----/
 -5.00%                           2001
                                 -1.25%

Total return for the most recent calendar year quarter ended
March 31, 2002 was 6.53%.

During the period shown in the bar chart, the highest return for a calendar quarter was 17.8% (quarter ending 12/31/01) and the lowest return for a quarter was -16.6% (quarter ending
09/30/01).

  Average Annual Total Returns for Years Ended December 31, 2001

                                1 Year  Since Inception*
                                ------  ---------------
S&P MidCap 400 Index Portfolio   -1.3%       9.5%
S&P MidCap 400 Index             -0.6%      10.5%

*May 3, 1999

RUSSELL 2000 SMALL CAP INDEX PORTFOLIO PROFILE

Investment Objective
The Russell 2000 Small Cap Index Portfolio seeks investment results that correspond to the investment performance of U.S.
commons stocks, as represented by the Russell 2000 Index.

Investment Strategies
The Russell 2000 Small Cap Index Portfolio seeks to substantially replicate the total return of the securities comprising the Russell 2000 Index, taking into consideration redemptions, sales of additional shares, and other adjustments described below. Precise replication of the capitalization weighting of the securities in the Russell 2000 Index is not feasible. The Russell 2000 Index Portfolio will attempt to achieve, in both rising and falling markets, a correlation of at least 95% between the total return of its net assets before expenses and the total return of the Russell 2000 Index. A correlation of 100% would represent perfect correlation between the Portfolio and index performance. The correlation of the Portfolio's performance to that of the Russell 2000 Index should increase as the Portfolio grows. There can be no assurance that the Portfolio will achieve a 95% correlation.

Although the Adviser will attempt to invest as much of the Russell 2000 Small Cap Index Portfolio's assets as is practical in stocks included among the Russell 2000 Index and futures contracts and options relating thereto, a portion of the Portfolio may be invested in money market instruments pending investment or to meet redemption requests or other needs for liquid assets. The Portfolio may also temporarily invest in S&P 500 Index futures and/or S&P MidCap 400 Index futures if, in the opinion of the Adviser, it is not practical to invest in Russell 2000 Index futures at a particular time due to liquidity or price considerations. In addition, for temporary defensive purposes, the Portfolio may invest in government securities, money market instruments, or other fixed-income securities, or retain cash or cash equivalents.

The Portfolio may invest up to 20% of its assets in Russell 2000 futures contracts or options (or S&P MidCap 400 or S&P 500 futures contracts and options if, in the opinion of the Adviser, it is not practical to invest in Russell 2000 Index futures at a particular time due to liquidity or price considerations) in order to invest uncommitted cash balances, to maintain liquidity to meet shareholder redemptions, or minimize trading costs. The Portfolio may also sell covered calls on futures contracts or individual securities held in the Portfolio. As a temporary investment strategy, until the Portfolio reaches $50 million in net assets, the Portfolio may invest up to 100% of its assets in such futures and/or options contracts.

Primary Risks

* Market risk: The Russell 2000 Small Cap Index Portfolio's total return, like stock prices generally, will fluctuate within a wide range in response to stock market trends, so a share to move in cycles, with periods of rising prices and periods of falling prices.

* Investment style risk: Stocks of small sized (small-cap) companies, such as those listed among the Russell 2000 Index occasionally go through cycles of doing worse (or better) than the stock markets in general or other types of investments.

*  Correlation risk:  Because the Russell 2000 Small Cap
   Index Portfolio has expenses, and the Russell 2000 Index does not, the Portfolio may be unable to replicate precisely the performance of the Index. While the Portfolio remains small, it may have a greater risk that its performance will not match that of the Index.

Bar Chart and Performance Table
The bar chart and table below provide an indication of the risk of investing in the Russell 2000 Small Cap Index Portfolio. The bar chart shows the Portfolio's performance in each calendar year since its inception. The table shows how the Portfolio's average annual returns for one year and since inception compare with those of the Russell 2000 Index whose performance it seeks to replicate. The Portfolio's returns are net of its expenses, but do NOT reflect the additional fees and expenses of your variable annuity or variable life insurance contract. If those contract fees and expenses were included, the returns would be lower. Keep in mind that the Portfolio's past performance does not indicate how it will perform in the future.


[GRAPHIC OMITTED]
 Russell 2000 Small Cap Index Portfolio Total Returns

  6.00%

  3.00%                        1.54%
                              /-----/
  0.00%     ------------------/-----/---------------------
                               2001
 -3.00%

 -6.00%

Total return for the most recent calendar year quarter ended
March 31, 2002 was 3.90%.

During the period shown in the bar chart, the highest return for a calendar quarter was 20.8% (quarter ending 12/31/01) and the lowest return for a quarter was -21.3% (quarter ending
09/30/01).

Average Annual Total Returns for Years Ended December 31, 2001

                                      1 Year  Since Inception*
                                      ------  ---------------
Russell 2000 Small Cap Index Portfolio   1.5%        1.1%
Russell 2000 Index                       2.5%        1.9%

*April 27, 2000



NASDAQ-100 INDEX PORTFOLIO PROFILE

Investment Objective
The Nasdaq-100 Index Portfolio seeks investment results that correspond to the investment performance of U.S. common stocks, as represented by the Nasdaq-100 Index.

Investment Strategies
The Nasdaq-100 Index Portfolio seeks to substantially replicate the total return of the securities comprising the Nasdaq-100 Index, taking into consideration redemptions, sales of additional shares, and other adjustments described below. Precise replication of the capitalization weighting of the securities in the Nasdaq-100 Index is not feasible. The Nasdaq-100 Index Portfolio will attempt to achieve, in both rising and falling markets, a correlation of at least 95% between the total return of its net assets before expenses and the total return of the Nasdaq-100 Index. A correlation of 100% would represent perfect correlation between the Portfolio and index performance. The correlation of the Portfolio's performance to that of the Nasdaq-100 Index should increase as the Portfolio grows. There can be no assurance that the Portfolio will achieve a 95% correlation.

The Nasdaq-100 Index Portfolio may invest up to 5% of its assets in Nasdaq-100 Shares[R]. Nasdaq-100 Shares are units of beneficial interest in a unit investment trust, representing proportionate undivided interests in a portfolio of securities in substantially the same weighting as the common stocks that comprise the Nasdaq-100 Index.

The Portfolio may invest up to 20% of its assets in Nasdaq-100 futures contracts and options in order to invest uncommitted cash balances, to maintain liquidity to meet shareholder redemptions, or minimize trading costs. The Portfolio may also sell covered calls on futures contracts or individual securities held in the Portfolio. As a temporary investment strategy, until the Portfolio reaches $50 million in net assets, the Portfolio may invest up to 100% of its assets in such futures and/or options contracts.

Although the Adviser will attempt to invest as much of the Nasdaq-100 Index Portfolio's assets as is practical in stocks included among the Nasdaq-100 Index and futures contracts and options relating thereto, a portion of the Portfolio may be invested in money market instruments pending investment or to meet redemption requests or other needs for liquid assets. In addition, for temporary defensive purposes, the Portfolio may invest in government securities, money market instruments, or other fixed-income securities, or retain cash or cash equivalents.

Primary Risks

* Market risk: The Nasdaq-100 Index Portfolio's total return, like stock prices generally, will fluctuate within a wide range in response to stock market trends, so a share of the Portfolio could drop in value over short or even long periods. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

* Investment style risk: Stocks of companies or industries that are heavily weighted in the Nasdaq-100 Index, such as technology, telecommunications, internet and biotechnology companies, occasionally go through cycles of doing worse (or better) than the stock markets in general, as measured by other more broad-based stock indexes, or other types of investments.

* Concentration risk: The Nasdaq-100 Index Portfolio is subject to the risk of an investment portfolio that may be highly concentrated in a particular industry (e.g., Technology) and, due to concentration in sectors characterized by relatively higher volatility in price performance, may be more volatile when compared to other broad-based stock indexes. The Nasdaq-100 Index
   Portfolio is also subject to the risks specific to the performance of a few individual component securities that currently represent a highly concentrated weighting in the Index (e.g. Microsoft Corporation, Intel
   Corporation, Cisco Systems Inc., etc.).

* Correlation risk: Because the Nasdaq-100 Index Portfolio has expenses, and the Nasdaq-100 Index does not, the Portfolio may be unable to replicate precisely the performance of the Index. While the Portfolio remains small, it may have a greater risk that its performance will not match that of the Index.

* Nondiversification risk: Under securities laws, the Portfolio is considered a "nondiversified investment company." The Portfolio is, however, subject to diversification limits under federal tax law that permit it to invest more than 5%, but not more than 25%, of its assets in a single issuer with respect to up to 50% of its total assets as of the end of each of the Portfolio's tax quarters.

   In an effort to closely replicate the performance of the Nasdaq-100-Index, the Portfolio will invest its assets in the individual stocks comprised in the Nasdaq-100
   Index. Furthermore, the investment in the individual stocks in the Portfolio will be weighted so that their percentage weighting in the Portfolio is approximately the same as their percentage weighting in the underlying
   Nasdaq-100 Index. As a result of this investment strategy, the Nasdaq-100 Index Portfolio is a nondiversified Portfolio.

   Notwithstanding the above, the Nasdaq-100 Index Portfolio intends to qualify as a Registered Investment Company ("RIC") under federal tax law. At any point in time, if following the investment strategy outlined above, of properly weighting the Portfolio's investments in individual securities to substantially replicate the performance of the Nasdaq-100 Index, would put the Portfolio in jeopardy of failing the RIC rule on diversification, the Portfolio intends to immediately alter its investment strategy to comply with the RIC rules. Such alteration would include reducing investment exposure, pro-rata, to those investments causing the Portfolio to be in jeopardy of violating the RIC rules.

Bar Chart and Performance Table
The bar chart and table below provide an indication of the risk of investing in the Nasdaq-100 Index Portfolio. The bar chart shows the Portfolio's performance in each calendar year since its inception. The table shows how the Portfolio's average annual returns for one year and since inception compare with those of the Nasdaq-100 Index whose performance it seeks to replicate. The Portfolio's returns are net of its expenses, but do not reflect the additional fees and expenses of your variable annuity or variable life insurance contract. If those contract fees and expenses were included, the returns would be lower. Keep in mind that the Portfolio's past performance does not indicate how it will perform in the future.


[GRAPHIC OMITTED]

       Nasdaq-100 Index Portfolio Total Returns

 20.00%

  0.00%  -------------/------/-------------------
                      / 2001 /
-20.00%               /      /
                      /------/
-40.00%               -33.13%

Total return for the most recent calendar year quarter ended
March 31, 2002 was -8.16%.

During the period shown in the bar chart, the highest return for a calendar quarter was 34.7% (quarter ending 12/31/01) and the lowest return for a quarter was -36.2% (quarter ending
09/30/01).

Average Annual Total Returns for Years Ended December 31, 2001

                                   1 Year   Since Inception*
                                   ------   ---------------
Nasdaq-100 Index Portfolio           -33.1%      -38.1%
Nasdaq-100 Index                     -32.6%      -37.8%

*April 27, 2000



               PORTFOLIO OPERATING EXPENSES


This table describes fees and expenses of the Portfolios. All expense ratios are adjusted for current expenses.

EXPENSES (as a percentage of average net assets)

                                        Russell 2000
                      S&P MidCap 400      Small Cap       Nasdaq-100
                      Index Portfolio  Index Portfolio  Index Portfolio
                      ---------------  ---------------  ---------------
Management Fees            .30%           .35%             .35%
Other Expenses             .30%           .40%             .30%
                          -----          -----            -----
Total Operating Expenses*  .60%           .75%             .65%

* Total Operating Expenses in excess of .75% for the
  Russell 2000 Small Cap Index Portfolio, in excess of
  .65% for 	the Nasdaq-100 Index Portfolio, and in excess
  of .60% for the S&P MidCap 400 Index Portfolio are paid by the investment adviser.


EXAMPLE

The table below shows the amount of expenses a Shareholder would pay on a $10,000 investment assuming a 5% annual return.+

                                       1 Year  3 Years  5 Years  10 Years
S&P MidCap 400 Index Portfolio           $62     $193    $336      $752
Russell 2000 Small Cap Index Portfolio   $77     $241    $418      $933
Nasdaq-100 Index Portfolio               $67     $209    $363      $812

The purpose of this table is to help you understand the Fund expenses that you may bear indirectly through your purchase of an insurance contract. THIS TABLE DOES NOT INCLUDE ANY CONTRACT OR VARIABLE ACCOUNT CHARGES. Those charges, along with the Fund's expenses, are contained in the prospectus for your contract.

This table should not be considered a representation of past or future expenses. Actual expenses may be more or less than those shown.

__________________
+ The 5% annual return is a standardized rate prescribed for the purpose of this example and does not represent the past or future return of the Fund.



        OTHER INVESTMENT POLICIES, STRATEGIES AND RISKS

FOREIGN SECURITIES
Each Portfolio may invest in foreign securities that are suitable for the Portfolio's investment objectives and policies.
The S&P MidCap 400 Index Portfolio, Russell 2000 Small Cap Index
Portfolio and Nasdaq-100 Index Portfolio are limited to investing in those foreign securities included in the respective
Indexes.

Investing in foreign securities involves risks which are not ordinarily associated with investing in domestic securities, including:

  * political or economic instability in the foreign country;
  * diplomatic developments that could adversely affect the value of the foreign security;
  * foreign government taxes;
  * costs incurred by a Portfolio in converting among various currencies;
  * fluctuation in currency exchange rates;
  * the possibility of imposition of currency controls, expropriation or nationalization measures or withholding dividends at the source;
  * in the event of a default on a foreign debt security, possible difficulty in obtaining or enforcing a judgment against the issuer;
  * less publicly available information about foreign issuers than domestic issuers;
  * foreign accounting and financial reporting requirements are generally less extensive than those in the U.S.;
  * securities of foreign issuers are generally less liquid and more volatile than those of comparable domestic issuers;
  * there is often less governmental regulation of exchanges, broker-dealers and issuers and brokerage costs may be higher than in the United States.

Foreign securities purchased by the Portfolios may include securities issued by companies located in countries not considered to be major industrialized nations. Such countries are subject to more economic, political and business risk than major industrialized nations, and the securities they issue may be subject to abrupt or erratic price fluctuations, and are expected to be more volatile and more uncertain as to payments of interest and principal. Developing countries may have relatively unstable governments, economies based only on a few industries, and securities markets that trade only a small number of securities. The secondary market for such securities is expected to be less liquid than for securities of major industrialized nations.

REPURCHASE AGREEMENTS
A repurchase agreement is a transaction where a Portfolio buys a security at one price and simultaneously agrees to sell that same security back to the original owner at a higher price.
None of the Portfolios engage extensively in repurchase agreements, but each may engage in them from time to time. The Adviser reviews the creditworthiness of the other party to the agreement and must find it satisfactory before engaging in a repurchase agreement. A majority of these agreements will mature in seven days or less. In the event of the bankruptcy of the other party, a Portfolio could experience delays in recovering its money, may realize only a partial recovery or even no recovery, and may also incur disposition costs.

REVERSE REPURCHASE AGREEMENTS
The S&P MidCap 400 Index Portfolio, Russell 2000 Small Cap Index Portfolio and Nasdaq-100 Index Portfolio may enter into reverse repurchase agreements. Under reverse repurchase agreements, the Portfolio transfers possession of portfolio securities to banks in return for cash in an amount equal to a percentage of the portfolio securities' market value and agrees to repurchase the securities at a future date by repaying the cash with interest. The Portfolio retains the right to receive interest and principal payments from the securities while they are in the possession of the financial institutions. While a reverse repurchase agreement is in effect, the Custodian will segregate from other Portfolio assets an amount of cash or liquid high quality debt obligations equal in value to the repurchase price (including any accrued interest).

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS
For hedging purposes, including protecting the price or interest rate of securities that the Portfolio intends to buy, the S&P MidCap 400 Index Portfolio, Russell 2000 Small Cap Index Portfolio and Nasdaq-100 Index Portfolio may enter into futures contracts that relate to securities in which it may directly invest and indices comprised of such securities and may purchase and write call and put options on such contracts. The Portfolio may invest up to 20% of its assets in such futures and/or options contracts.

A financial futures contract is a contract to buy or sell a specified quantity of financial instruments (such as U.S. Treasury bills, notes and bonds, commercial paper and bank certificates of deposit or the cash value of a financial instrument index at a specified future date at a price agreed upon when the contract is made). A stock index futures contract is a contract to buy or sell specified units of a stock index at a specified future date at a price agreed upon when the contract is made. The value of a unit is based on the current value of the contract index. Under such contracts no delivery of the actual stocks making up the index takes place. Rather, upon expiration of the contract, settlement is made by exchanging cash in an amount equal to the difference between the contract price and the closing price of the index at expiration, net of variation margin previously paid.

Substantially all futures contracts are closed out before settlement date or called for cash settlement. A futures contract is closed out by buying or selling an identical offsetting futures contract. Upon entering into a futures contract, the Portfolio is required to deposit an initial margin with the Custodian for the benefit of the futures broker. The initial margin serves as a "good faith" deposit that the Portfolio will honor their futures commitments. Subsequent payments (called "variation margin") to and from the broker are made on a daily basis as the price of the underlying investment fluctuates. In the event of the bankruptcy of the futures broker that holds margin on behalf of the Portfolio, the Portfolio may be entitled to return of margin owed to it only in proportion to the amount received by the broker's other customers. The Adviser will attempt to minimize this risk by monitoring the creditworthiness of the futures brokers with which the Portfolio does business.

Because the value of index futures depends primarily on the value of their underlying indexes, the performance of the broad-based contracts will generally reflect broad changes in common stock prices. However, because a particular Portfolio may not be invested in precisely the same proportion as the particular Index, it is likely that the price changes of the Portfolio's index futures positions will not match the price changes of the Portfolio's other investments.

Options on futures contracts give the purchaser the right to assume a position at a specified price in a futures contract at any time before expiration of the option contract.

The S&P MidCap 400 Index, Russell 2000 Small Cap Index and Nasdaq-100 Index Portfolios may write and purchase covered put and call options on securities in which it may directly invest. Option transactions of the Portfolio will be conducted so that the total amount paid on premiums for all put and call options outstanding will not exceed 5% of the value of the Portfolio's total assets. Further, the Portfolio will not write put or call options or combination thereof if, as a result, the aggregate value of all securities or collateral used to cover its outstanding options would exceed 25% of the value of the Portfolio's total assets.

A call option is a short-term contract (generally nine months or less) which gives the purchaser of the option the right to purchase from the seller of the option (the Portfolio) the underlying security or futures contract at a fixed exercise price at any time prior to the expiration of the option period regardless of the market price of the underlying instrument during the period. A futures contract obligates the buyer to purchase and the seller to sell a predetermined amount of a security at a predetermined price at a selected time in the future. A call option on a futures contract gives the purchaser the right to assume a "long" position in a futures contract, which means that if the option is exercised the seller of the option (the Portfolio) would have the legal right (and obligation) to sell the underlying security to the purchaser at the specified price and future time.

As consideration for the call option, the buyer pays the seller (the Portfolio) a premium, which the seller retains whether or not the option is exercised. The selling of a call option will benefit the Portfolio if, over the option period, the underlying security or futures contract declines in value or does not appreciate to a price higher than the total of the exercise price and the premium. The Portfolio risks an opportunity loss of profit if the underlying instrument appreciates to a price higher than the exercise price and the premium. When the Adviser anticipates that interest rates will increase, the Portfolio may write call options in order to hedge against an expected decline in value of portfolio securities.

The Portfolio may close out a position acquired through selling a call option by buying a call option on the same security or futures contract with the same exercise price and expiration date as the option previously sold. A profit or loss on the transaction will result depending on the premium paid for buying the closing call option. If a call option on a futures contract is exercised, the Portfolio intends to close out the position immediately by entering into an offsetting transaction or by delivery of the underlying security (or other related securities).

Options transactions may increase the Portfolio's portfolio turnover rate and attendant transaction costs, and may be somewhat more speculative than other investment strategies. It may not always be possible to close out an options position, and with respect to options on futures contracts there is a risk of imperfect correlation between price movements of a futures contract (or option thereon) and the underlying security.

OPTIONS ON SECURITIES INDICES
The S&P MidCap 400 Index, Russell 2000 Small Cap Index and Nasdaq-100 Index Portfolios may purchase or sell options on their respective Indexes, subject to the limitations set forth above and provided such options are traded on a national securities exchange or in the over-the-counter market. Options on securities indices are similar to options on securities except there is no transfer of a security and settlement is in cash. A call option on a securities index grants the purchaser of the call, for a premium paid to the seller, the right to receive in cash an amount equal to the difference between the closing value of the index and the exercise price of the option times a multiplier established by the exchange upon which the option is traded.

LENDING PORTFOLIO SECURITIES
Each Portfolio may lend portfolio securities with a value up to 33 1/3% of its total assets. Such loans may be terminated at any time. The Portfolio will continuously maintain as collateral cash or obligations issued by the U.S. government, its agencies or instrumentalities in an amount equal to not less than 100% of the current market value (on a daily marked-to-market basis) of the loaned securities plus declared dividends and accrued interest.

The Portfolio will retain most rights of beneficial ownership, including the right to receive dividends, interest or other distributions on loaned securities. Should the borrower of the securities fail financially, the Portfolio may experience delay in recovering the securities or loss of rights in the collateral. Loans will be made only to borrowers that the Adviser deems to be of good financial standing.

MIXED AND SHARED FUNDING
The Fund offers its Pinnacle Series shares, without sales charge, only for purchase by separate accounts of The Union Central Life Insurance Company and other affiliated or unaffiliated insurance companies to fund benefits under both variable annuity contracts and variable universal life insurance policies. In the future, the Fund may also offer its Pinnacle Series shares directly to certain tax-qualified plans. The Fund's Board of Directors will monitor the Fund for the existence of any material irreconcilable conflict among the interests of such variable annuity and variable life insurance contract owners and, if and when applicable, the interests of participants in such qualified plans investing in the Fund. Insurance companies whose contracts are funded by investment in the Fund, the Adviser, and if applicable, trustees of certain qualified plans, will report any potential or existing conflicts to the Directors of the Fund. If it is determined by a majority of the Board, or by a majority of its disinterested directors, that a material irreconcilable conflict exists, the relevant insurance companies, the Adviser or plan trustees will, at their expense and to the extent reasonably practicable (as determined by a majority of the disinterested directors), take whatever steps are necessary to remedy or eliminate the irreconcilable material conflict.

OTHER INFORMATION
In addition to the investment policies described above, each Portfolio's investment program is subject to further restrictions which are described in the Statement of Additional Information. Unless otherwise specified, each Portfolio's investment objectives, policies and restrictions are not fundamental policies and may be changed without shareholder approval. Shareholder inquiries and requests for the Fund's annual report should be directed to the Fund at (513) 595-2600, or at P.O. Box 40409, Cincinnati, Ohio 45240-0409.

FUND MANAGEMENT

INVESTMENT ADVISER
The Adviser is Summit Investment Partners, Inc., 312 Elm Street, Suite 2525, Cincinnati, Ohio 45202. The Adviser was incorporated under the laws of Ohio on August 18, 1986, as successor to the advisory business of Carillon Investments, Inc., the investment adviser for the Fund since 1984. The Adviser is a wholly-owned subsidiary of The Union Central Life Insurance Company, a mutual life insurance company organized in 1867 under the laws of Ohio. Subject to the direction and authority of the Fund's board of directors, the Adviser manages the investment and reinvestment of the assets of each Portfolio and provides administrative services and manages the Fund's business affairs.

Gary R. Rodmaker, CFA and David M. Weisenburger, CFA lead the team primarily responsible for the day-to-day management of the S&P
MidCap 400 Index Portfolio, Russell 2000 Small Cap Index Portfolio and Nasdaq-100 Index Portfolio.

Mr. Rodmaker is Managing Director - Fixed Income of the Adviser and has been affiliated with the Adviser and Union Central since 1989. Mr. Weisenburger is the Portfolio Manager of the Adviser and has been affiliated with the Adviser and Union Central since July, 1996.

ADVISORY FEE
The Fund pays the Adviser, as full compensation for all facilities and services furnished, a monthly fee computed separately for each Portfolio on a daily basis, at an annual rate, as follows:

Portfolio                                Advisory Fee
S&P MidCap 400 Portfolio                .30% of the current value of the net asset
Russell 2000 Small Cap Index Portfolio  .35% of the current value of the net assets
Nasdaq-100 Index Portfolio              .35% of the current value of the net assets

EXPENSES
The Fund's expenses are deducted from total income before dividends are paid. These expenses, which are accrued daily, include: the fee of the Adviser; taxes; legal, dividend disbursing, bookkeeping and transfer agent, custodian and auditing fees; and printing and other expenses relating to the Fund's operations which are not expressly assumed by the Adviser under its investment advisory agreement with the Fund. Certain expenses are paid by the particular Portfolio that incurs them, while other expenses are allocated among the Portfolios on the basis of their relative size (i.e., the amount of their net assets). The Adviser will pay any expenses of the S&P MidCap 400 Index Portfolio and Nasdaq-100 Index Portfolio, other than the advisory fee for that Portfolio, to the extent that such expenses exceed .30% of that Portfolio's net assets. The Adviser will pay any expenses of the Russell 2000 Small Cap Index Portfolio, other than the advisory fee for that Portfolio, to the extent that such expenses exceed ..40% of that Portfolio's net assets.

CAPITAL STOCK
The Fund currently has twenty-three classes of stock, one for each Portfolio, three of which are offered pursuant to this prospectus. Shares (including fractional shares) of each Portfolio have equal rights with regard to voting, redemptions, dividends, distributions, and liquidations with respect to that Portfolio. When issued, shares are fully paid and nonassessable and do not have preemptive or conversion rights or cumulative voting rights. The insurance companies will vote Fund shares allocated to their registered separate accounts in accordance with instructions received from their contract owners. It is anticipated that The Union Central Life Insurance Company will have voting control of the Fund by virtue of the shares of the Summit Apex Series of Funds allocated to its exempt separate accounts. With voting control, Union Central can make fundamental changes regardless of the voting instructions received from its contract owners.

VALUATION OF PORTFOLIO SHARES
The net asset value of the shares of each Portfolio of the Fund is determined once daily, Monday through Friday, as of the close of regular trading on the New York Stock Exchange
(normally 4:00 p.m., Eastern Time), when there are purchases or redemptions of Fund shares, except:

  * when the New York Stock Exchange is closed and

  * any day on which changes in the value of the Portfolio securities of the Fund will not materially affect the current net asset value of the shares of a Portfolio.

Portfolio shares are valued by:

  * adding the values of all securities and other assets of the Portfolio,

  * subtracting liabilities and expenses, and

  * dividing by the number of shares of the Portfolio outstanding.

Expenses, including the investment advisory fee payable to the Adviser, are accrued daily.

Securities held by the Portfolios, except for money market instruments maturing in 60 days or less, are valued at their market value if market quotations are readily available. Otherwise, such securities are valued at fair value as determined in good faith by the Fund's board of directors, although the actual calculations may be made by persons acting pursuant to the direction of the board. All money market instruments with a remaining maturity of 60 days or less are valued on an amortized cost basis.

                  DIVIDENDS AND DISTRIBUTIONS

The Fund intends to distribute substantially all of the net investment income, if any, of each Portfolio. For dividend purposes, net investment income of each Portfolio consists of all dividends or interest earned by that Portfolio, minus estimated expenses (including the investment advisory fee). All net realized capital gains, if any, of each Portfolio are distributed periodically, no less frequently than annually. All dividends and distributions of a Portfolio are reinvested in additional shares of the Portfolio at net asset value.

                          TAXES

Each Portfolio has qualified and has elected to be taxed as a "regulated investment company" under the provisions of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). If a Portfolio qualifies as a "regulated investment company" and complies with the appropriate provisions of the Code, the Portfolio will pay no federal income taxes on the amounts distributed.

Because insurance companies are currently the only shareholders of the Portfolios, no discussion is included herein as to the federal income tax consequences to shareholders. For information about the federal tax consequences of purchasing the contracts, see the prospectus for your contract.

       CUSTODIAN, TRANSFER AND DIVIDEND DISBURSING AGENT

Firstar Mutual Fund Services, LLC, P.O. Box 701, Milwaukee,
Wisconsin 53201-0701, acts as Custodian of the Fund's assets, and is its bookkeeping, transfer and dividend disbursing agent.

            S&P, FRANK RUSSELL AND NASDAQ DISCLAIMER

The S&P 500 is an unmanaged index of common stocks comprised of 500 industrial, financial, utility and transportation companies. "Standard & Poor's[R] ", "S&P[R] ", "S&P 500[R] ", "Standard & Poor's 500", "500", "S&P MidCap 400 Index", and "Standard & Poor's MidCap 400 Index" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by Summit Mutual Funds. Summit Mutual Funds is not sponsored, endorsed, sold or promoted by Standard & Poor's ("S&P"). S&P makes no representation or warranty, express or implied, to the beneficial owners of Summit Mutual Funds or any member of the public regarding the advisability of investing in securities generally or in Summit Mutual Funds particularly or the ability of the S&P 500 Index or the S&P MidCap 400 Index to track general stock market performance. S&P's only relationship to Summit Mutual Funds is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index and the S&P MidCap 400 Index which is determined, composed and calculated by S&P without regard to Summit Mutual Funds or the Funds. S&P has no obligation to take the needs of Summit Mutual Funds or the beneficial owners of the Funds into consideration in determining, composing or calculating the S&P 500 Index and the S&P MidCap 400 Index. S&P is not responsible for and has not participated in the determination of the prices and amount of the Funds or the timing of the issuance or sale of the Funds or in the determination or calculation of the equation by which the Funds are to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of Summit Mutual Funds.

The Russell 2000 Index is a trademark/service mark of the Frank Russell Company. Russell is a trademark of the Frank Russell Company. Summit Mutual Funds and the Russell 2000 Small Cap Index Portfolio are not promoted, sponsored or endorsed by, nor in any way affiliated with Frank Russell Company. Frank Russell is not responsible for and has not reviewed the Prospectus, and Frank Russell makes no representation or warranty, express or implied, as to its accuracy, or completeness, or otherwise.

Frank Russell Company reserves the right, at any time and without notice, to alter, amend, terminate or in any way change its Index. Frank Russell has no obligation to take the needs of any particular fund or its participants or any other product or person into consideration in determining, composing or calculating the Index.

Frank Russell Company's publication of the Index in no way suggests or implies an opinion by Frank Russell Company as to the attractiveness or appropriateness of the investment in any or all securities upon which the Index is based. FRANK RUSSELL COMPANY MAKES NO REPRESENTATION, WARRANTY, OR GUARANTEE AS TO THE ACCURACY, COMPLETENESS, RELIABILITY, OR OTHERWISE OF THE INDEX OR DATA INCLUDED IN THE INDEX. FRANK RUSSELL COMPANY MAKES NO REPRESENTATION OR WARRANTY REGARDING THE USE, OR THE RESULTS OF USE, OF THE INDEX OR ANY DATA INCLUDED THEREIN, OR ANY SECURITY (OR COMBINATION THEREOF) COMPRISING THE INDEX. FRANK RUSSELL COMPANY MAKES NO OTHER EXPRESS OR IMPLIED WARRANTY, AND EXPRESSLY DISCLAIMS ANY WARRANTY OF ANY KIND, INCLUDING, WITHOUT MEANS OF LIMITATION, ANY WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO THE INDEX OR ANY DATA OR ANY SECURITY (OR COMBINATION THEREOF) INCLUDED THEREIN.

"Nasdaq" and related marks are trademarks or service marks of The Nasdaq Stock Market, Inc. ("Nasdaq") and have been licensed for use for certain purposes by Summit Mutual Funds, Inc. and the Nasdaq-100 Index Portfolio. The Nasdaq-100 Index is composed and calculated by Nasdaq without regard to Summit Mutual Funds. Nasdaq makes no warranty, express or implied, and bears no liability with respect to the Nasdaq-100 Index Fund. Nasdaq makes no warranty, express or implied, and bears no liability with respect to Summit Mutual Funds, its use, or any data included therein.

                 FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund's financial performance for the periods indicated. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, independent auditors, whose report, along with the Fund's financial statements is included in the Statement of Additional Information and is available upon request. This information should be read in conjunction with the financial statements and notes thereto included in the Statement of Additional Information.

Computed on the basis of a share of capital stock outstanding throughout the period.

                                        S&P MidCap 400 Index Portfolio

                                                              Period from
                                                              May 3, 1999 (1)
                                   Year Ended December 31,    to December 31,
                                   -----------------------    ---------------
                                          2000       2000       1999
                                        -------    -------    -------
Net Asset Value,
Beginning of period                     $ 11.91    $ 11.04    $ 10.00
                                        -------    -------    -------
Investment Activities:
Net investment income                       .06        .22        .10
Net realized and unrealized
   gains / (losses)                        (.20)      1.44       1.01
                                        -------    -------    -------
Total from Investment Activities           (.14)      1.66       1.11
                                        -------    -------    -------
Distributions:
Net investment income                      (.04)      (.24)      (.07)
In excess of net investment income          ---        ---        ---
Return of capital                           ---        ---        ---
Net realized gains                        (2.39)      (.55)       ---
                                        -------    -------    -------
Total Distributions                       (2.43)      (.79)     (.07)
                                        -------    -------    -------
Net Asset Value,
End of period                           $  9.34    $ 11.91    $ 11.04
                                        =======    =======    =======

Total Return                             (1.25%)    15.99%       11.14%

Ratios/Supplemental Data:
Ratio of Expenses to
Average Net Assets-Net (2)                 .60%       .60%       .60%(3)

Ratio of Expenses to
   Average Net Assets-Gross                .82%       .77%       .69%(3)

Ratio of Net Investment
Income to Average Net Assets               .65%      1.44%      1.69%(3)

Portfolio Turnover Rate                  18.57%    146.33%     47.55%(3)

Net Assets, End of Period (000's)       $20,588    $15,054    $23,963


_____________

(1)   Commencement of operations.
(2) Net expenses represent gross expenses reduced by fees waived and/or reimbursed by the Adviser.
(3)   Annualized.

FINANCIAL HIGHLIGHTS

(Continued)


Computed on the basis of a share of capital stock outstanding throughout the period.

                                  Russell 2000 Small Cap Index Portfolio

                                                          Period from
                                          Year Ended    April 27, 2000 (1)
                                          December 31,   to December 31,
                                              2001            2000
                                            -------         -------
Net Asset Value,
Beginning of period                         $  9.99         $ 10.00
                                            -------         -------
Investment Activities:
Net investment income                           .08             .08
Net realized and unrealized
   gains / (losses)                             .07            (.04)
                                            -------         -------
Total from Investment Activities                .15             .04
                                            -------         -------
Distributions:
Net investment income                          (.09)           (.05)
In excess of net investment income              ---             ---
Return of capital                               ---             ---
Net realized gains                             (.43)            ---
                                            -------         -------
Total Distributions                            (.52)           (.05)
                                            -------         -------
Net Asset Value,
End of period                               $  9.62         $  9.99
                                            =======         =======

Total Return                                  1.54%            .39%

Ratios/Supplemental Data:
Ratio of Expenses to
Average Net Assets-Net (2)                     .75%            .74%(3)

Ratio of Expenses to
Average Net Assets-Gross                      1.10%           1.35%(3)

Ratio of Net Investment
Income to Average Net Assets                   .90%           1.11%(3)

Portfolio Turnover Rate                      32.70%          82.19%(3)

Net Assets, End of Period (000's)           $21,503         $16,105



_____________

(1)   Commencement of operations.
(2) Net expenses represent gross expenses reduced by fees waived and/or reimbursed by the Adviser.
(3)   Annualized.

FINANCIAL HIGHLIGHTS

(Continued)


Computed on the basis of a share of capital stock outstanding throughout the period.

                                           Nasdaq-100 Index Portfolio

                                                           Period from
                                          Year Ended     April 27, 2000(1)
                                          December 31,   to December 31,
                                              2001            2000
                                            -------         -------
Net Asset Value,
Beginning of period                         $  6.67         $ 10.00
                                            -------         -------
Investment Activities:
Net investment income                           ---            (.01)
Net realized and unrealized
   gains / (losses)                           (2.21)          (3.32)
                                            -------         -------
Total from Investment Activities              (2.21)          (3.33)
                                            -------         -------
Distributions:
Net investment income                           ---             ---
In excess of net investment income              ---             ---
Return of capital                               ---             ---
Net realized gains                              ---             ---
                                            -------         -------
Total Distributions                             ---             ---
                                            -------         -------
Net Asset Value,
End of period                               $  4.46         $  6.67
                                            =======         =======

Total Return                                (33.13%)         (33.30%)

Ratios/Supplemental Data:
Ratio of Expenses to
Average Net Assets-Net (2)                     .65%           .64%(3)

Ratio of Expenses to
   Average Net Assets-Gross                    .97%           .88%(3)

Ratio of Net Investment
Income to Average Net Assets                  (.21%)         (.17%)(3)

Portfolio Turnover Rate                       5.49%          14.69%(3)

Net Assets, End of Period (000's)           $14,560         $ 8,577



_____________

(1)   Commencement of operations.
(2) Net expenses represent gross expenses reduced by fees waived and/or reimbursed by the Adviser.
(3)   Annualized.

A Statement of Additional Information dated May 1, 2002, which contains further information about the Fund, has been filed with the Securities and Exchange Commission and is incorporated by reference into this Prospectus. Additional information about the Fund's investments is available in the Fund's annual and semi-annual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year. A copy of the Statement of Additional Information or its annual and semi-annual reports may be obtained without charge by calling the Fund at (513) 595-2600, or by writing the Fund at P.O. Box 40409, Cincinnati, Ohio 45240-0409.

The Fund's Statement of Additional Information, annual and semi-annual reports and certain other information about the Fund can be reviewed and copied at the SEC's public reference room (which will send copies of these documents upon request and for a fee). Information about the operation of the SEC's public reference room may be obtained by calling the SEC at 1-800-SEC-0330. Copies of Fund documents may be requested by writing to the Public reference Section of the SEC, Washington, D.C. 20549-6009.

These fund Documents and other information about the Fund are also available without charge at the SEC's web site:
http://www.sec.gov.



File 811-04000

                  SUMMIT MUTUAL FUNDS, INC.
                    Summit Pinnacle Series

               STATEMENT OF ADDITIONAL INFORMATION

May 1, 2002

     This Statement of Additional Information is not a prospectus. Much of the information contained in this Statement of Additional Information expands upon subjects discussed in the Prospectus. Accordingly, this Statement should be read in conjunction with Summit Mutual Funds, Inc.'s ("Fund") current Prospectus, dated May 1, 2002, which may be obtained by calling the Fund at (513) 595-2600, or writing the Fund at P.O. Box 40409, Cincinnati, Ohio 45240-0409.

      Summit Mutual Funds, Inc. is a diversified, open-end management investment company.


                          TABLE OF CONTENTS
                                                          Page
Investment Policies (3). . . . . . . . . . . . . . . . . .  2
  Money Market Instruments and Investment Techniques . . . 2 Certain Risk Factors Relating to
      High-Yield, High-Risk Bonds. . . . . . . . . . . . . 10
  Investments in Foreign Securities. . . . . . . . . . . . 10
  Futures Contracts. . . . . . . . . . . . . . . . . . . . 15
  Options. . . . . . . . . . . . . . . . . . . . . . . . . 18
  Lending Portfolio Securities . . . . . . . . . . . . . . 21
  Pledging of Assets . . . . . . . . . . . . . . . . . . . 22
  Unit Investment Trusts . . . . . . . . . . . . . . . . . 22
Investment Restrictions. . . . . . . . . . . . . . . . . . 22
Portfolio Turnover . . . . . . . . . . . . . . . . . . . . 25
Management of the Fund (22). . . . . . . . . . . . . . . . 26
  Directors and Officers . . . . . . . . . . . . . . . . . 26
  Investment Adviser . . . . . . . . . . . . . . . . . . . 29
  Payment of Expenses. . . . . . . . . . . . . . . . . . . 30
  Advisory Fee . . . . . . . . . . . . . . . . . . . . . . 30
  Investment Advisory Agreement and
      Administrative Services Agreement. . . . . . . . . . 30
  Service Agreement. . . . . . . . . . . . . . . . . . . . 31
  Securities Activities of Adviser . . . . . . . . . . . . 32
  Code of Ethics . . . . . . . . . . . . . . . . . . . . . 33
Determination of Net Asset Value (23). . . . . . . . . . . 33
Purchase and Redemption of Shares (23) . . . . . . . . . . 34
Taxes (24) . . . . . . . . . . . . . . . . . . . . . . . . 34
Portfolio Transactions and Brokerage. . . . . . . . . . . .35
General Information (22). . . . . . . . . . . . . . . . . .35
  Capital Stock . . . . . . . . . . . . . . . . . . . . . .35
  Voting Rights. . . . . . . . . . . . . . . . . . . . . . 36
  Additional Information . . . . . . . . . . . . . . . . . 37
Independent Auditors . . . . . . . . . . . . . . . . . . . 37
Appendix A: S&P, Frank Russell and Nasdaq Disclaimer . . . 38

( ) indicates page on which the corresponding section appears in the Prospectus.

---------------------------------------------------------------
SMFI 515 Pinnacle 5-02

                  SUMMIT MUTUAL FUNDS, INC.
---------------------------------------------------------------
INVESTMENT POLICIES

The following specific policies supplement the Portfolios' investment strategies, policies and risks set forth in the Prospectus.

Money Market Instruments and Investment Techniques
Each Portfolio may invest in money market instruments whose characteristics are consistent with the Portfolio's investment program and are described below unless explicitly excluded in the text.

Small Bank Certificates of Deposit. Each Portfolio may invest in certificates of deposit issued by commercial banks, savings banks, and savings and loan associations having assets of less than $1 billion, provided that the principal amount of such certificates is insured in full by the Federal Deposit Insurance Corporation ("FDIC"). The FDIC presently insures accounts up to $100,000, but interest earned above such amount is not insured by the FDIC.

Repurchase Agreements. A repurchase agreement is an instrument under which the purchaser (i.e., one of the Portfolios) acquires ownership of the obligation (the underlying security) and the seller (the "issuer" of the repurchase agreement) agrees, at the time of sale, to repurchase the obligation at a mutually agreed upon time and price, thereby determining the yield during the purchaser's holding period. This results in a fixed rate of return insulated from market fluctuations during such period. Repurchase agreements usually are for short periods, normally under one week, and are considered to be loans under the Investment Company Act of 1940. Portfolios will not enter into a repurchase agreement which does not provide for payment within seven days if, as a result, more than 10% of the value of each Portfolio's net assets would then be invested in such repurchase agreements and other illiquid securities. The Portfolios will enter into repurchase agreements only where: (i) the underlying securities are of the type (excluding maturity limitations) which the Portfolios' investment guidelines would allow it to purchase directly, either in normal circumstances or for temporary defensive purposes; (ii) the market value of the underlying securities, including interest accrued, will at all times equal or exceed the value of the repurchase agreement; and
(iii) payment for the underlying security is made only upon physical delivery or evidence of book-entry transfer to the account of the custodian or a bank acting as agent. The investments by a Portfolio in repurchase agreements may at times be substantial when, in the view of the Adviser, unusual market, liquidity, or other conditions warrant.

If the issuer of the repurchase agreement defaults and does not repurchase the underlying security, the Portfolio might incur a loss if the value of the underlying security declines, and the Fund might incur disposition costs in liquidating the underlying security. In addition, if the issuer becomes involved in bankruptcy proceedings, the Portfolio may be delayed or prevented from obtaining the underlying security for its own purposes. In order to minimize any such risk, the Portfolio will only engage in repurchase agreements with recognized securities dealers and banks determined to present minimal credit risk by the Adviser, under the direction and supervision of the Board of Directors.

Reverse Repurchase Agreements
Each Portfolio may enter into reverse repurchase agreements. Under reverse repurchase agreements, the Portfolio transfers possession of Portfolio securities to banks in return for cash in an amount equal to a percentage of the Portfolio securities' market value and agrees to repurchase the securities at a future date by repaying the cash with interest. The Portfolio retains the right to receive interest and principal payments from the securities while they are in the possession of the financial institutions. While a reverse repurchase agreement is in effect, the Custodian will segregate from other Portfolio assets an amount of cash or liquid high quality debt obligations equal in value to the repurchase price (including any accrued interest).

U.S. Government Obligations. Securities issued and guaranteed as to principal and interest by the United States Government include a variety of Treasury securities, which differ only in their interest rates, maturities and times of issuance. Treasury bills have a maturity of one year or less. Treasury notes have maturities of one to ten years at the time they are issued, and Treasury bonds generally have a maturity of greater than ten years at the time they are issued.

Government Agency Securities. Government agency securities that are permissible investments consist of securities either issued or guaranteed by agencies or instrumentalities of the United States Government. Agencies of the United States Government which issue or guarantee obligations include, among others, Export-Import Banks of the United States, Farmers Home Administration, Federal Housing Administration, Government National Mortgage Association ("GNMA"), Maritime Administration, Small Business Administration and The Tennessee Valley Authority. Obligations of instrumentalities of the United States Government include securities issued or guaranteed by, among others, the Federal National Mortgage Association ("FNMA"), Federal Home Loan Banks, Federal Home Loan Mortgage Corporation ("FHLMC"), Federal Intermediate Credit Banks, Banks for Cooperatives, and the U.S. Postal Service. Some of these securities, such as those guaranteed by GNMA, are supported by the full faith and credit of the U.S. Treasury; others, such as those issued by The Tennessee Valley Authority, are supported by the right of the issuer to borrow from the Treasury; while still others, such as those issued by the Federal Land Banks, are supported only by the credit of the instrumentality. The Fund's primary usage of these types of securities will be GNMA certificates and FNMA and FHLMC mortgage-backed obligations which are discussed in more detail below.

Certificates of Deposit. Certificates of deposit are generally short-term, interest-bearing negotiable certificates issued by banks or savings and loan associations against funds deposited in the issuing institution.

Time Deposits. Time Deposits are deposits in a bank or other financial institution for a specified period of time at a fixed interest rate for which a negotiable certificate is not received.

Bankers' Acceptance. A bankers' acceptance is a time draft drawn on a commercial bank by a borrower usually in connection with an international commercial transaction (to finance the import, export, transfer or storage of goods). The borrower is liable for payment as well as the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date. Most acceptances have maturities of six months or less and are traded in secondary markets prior to maturity.

Commercial Paper. Commercial paper refers to short-term, unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is usually sold on a discount basis and has a maturity at the time of issuance not exceeding nine months.

Corporate Debt Securities. Corporate debt securities with a remaining maturity of less than one year tend to become extremely liquid and are traded as money market securities.
Such issues with between one and two years remaining to maturity tend to have greater liquidity and considerably less market value fluctuations than longer-term issues.

When-issued and Delayed-delivery Securities. From time to time, in the ordinary course of business, each Portfolio of the Fund may purchase securities on a when-issued or delayed-delivery basis-i.e., delivery and payment can take place a month or more after the date of the transactions. The securities so purchased are subject to market fluctuation and no interest accrues to the purchaser during this period. At the time a Portfolio makes the commitment to purchase securities on a when-issued or delayed-delivery basis, the Fund will record the transaction and thereafter reflect the value, each day, of such security in determining the net asset value of such Portfolio. At the time of delivery of the securities, the value may be more or less than the purchase price. Each Portfolio will also establish a segregated account with the Fund's custodian bank in which it will maintain cash or cash equivalents or other Portfolio securities equal in value to commitments for such when-issued or delayed-delivery securities.

Asset-Backed Securities.   Each Portfolio, except the S&P 500
Index Portfolio, the S&P MidCap 400 Index Portfolio, the Russell 2000 Small Cap Index Portfolio and the Nasdaq-100 Index Portfolio may invest in asset-backed securities. Asset-backed securities may be classified either as pass-through certificates or collateralized obligations. Pass-through certificates are asset-backed securities which represent an undivided fractional ownership interest in an underlying pool of assets. Asset-backed securities issued in the form of debt instruments, also known as collateralized obligations, are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities may be of short maturity, such as commercial paper, or longer, such as bonds, and may be issued with only one class of security or have more than one class with some classes having rights to payments on the asset-backed security subordinate to the rights of the other classes. These subordinated classes will take the risk of default before the classes to which they are subordinated.

The Balanced Index Portfolio, Lehman Aggregate Bond Index Portfolio, Zenith Portfolio and Bond Portfolio may invest without limitation in asset-backed securities whose characteristics are consistent with the Portfolio's investment program and are not further limited below. The credit quality of most asset-backed securities depends primarily on the credit quality of the assets underlying such securities, how well the entity issuing the security is insulated from the credit risk of the originator of the debt obligations or any other affiliated entities and the amount and quality of any credit support provided to the securities. The rate of principal payment on asset-backed securities generally depends on the rate of principal payments received on the underlying assets which in turn may be affected by a variety of economic and other factors. As a result, the yield on any asset-backed security is difficult to predict with precision and actual yield to maturity may be more or less than the anticipated yield to maturity. In addition, for asset-backed securities purchased at a premium, the premium may be lost in the event of early pre-payment which may result in a loss to the Portfolio.

Pass-through certificates usually provide for payments of principal and interest received to be passed through to their holders, usually after deduction for certain costs and expenses incurred in administering the pool. Because pass-through certificates represent an ownership interest in the underlying assets, the holders thereof bear directly the risk of any defaults by the obligors on the underlying assets not covered by any credit support. See "Types of Credit Support" below.

Collateralized obligations are most often trade, credit card or automobile receivables. The assets collateralizing such asset-backed securities are pledged to a trustee or custodian for the benefit of the holders thereof. Such issuers generally hold no assets other than those underlying the asset-backed securities and any credit support provided. As a result, although payments on such asset-backed securities are obligations of the issuers, in the event of defaults on the underlying assets not covered by any credit support (see "Types of Credit Support" below), the issuing entities are unlikely to have sufficient assets to satisfy their obligations on the related asset-backed securities.

Mortgage-Backed Securities. Each Portfolio, except the S&P 500 Index Portfolio, the S&P MidCap 400 Index Portfolio, the Russell 2000 Small Cap Index Portfolio and the Nasdaq-100 Index Portfolio may invest in mortgage-backed securities. Mortgage-backed securities are securities representing interests in a pool of mortgages. Principal and interest payments made on the mortgages in the underlying mortgage pool are passed through to the Portfolio. The Balanced Index Portfolio, Lehman Aggregate Bond Index Portfolio, Zenith Portfolio and Bond Portfolio may invest without limitation in mortgage-backed securities whose characteristics are consistent with the Portfolio's investment program and are not further limited below. The actual prepayment experience of a pool of mortgage loans or other obligations may cause the yield realized by the Portfolio to differ from the yield calculated on the basis of the average life of the pool. (When a mortgage in the underlying mortgage pool is prepaid, an unscheduled principal prepayment is passed through to the Portfolio. This principal is returned to the Portfolio at par. As a result, if a mortgage security were trading at a premium, its total return would be lowered by prepayments, and if a mortgage security were trading at a discount, its total return would be increased by prepayments.) The value of these securities also may change because of changes in the market's perception of the creditworthiness of the federal agency that issued them. In addition, the mortgage securities market in general may be adversely affected by changes in governmental regulation or tax policies. In addition, for mortgage-backed securities purchased at a premium, the premium may be lost in the event of early prepayment which may result in a loss to the Portfolio.

Methods Of Allocating Cash Flows. While many asset-backed securities are issued with only one class of security, many asset-backed securities are issued in more than one class, each with different payment terms. Multiple class asset-backed securities are issued for two main reasons. First, multiple classes may be used as a method of providing credit support. This is accomplished typically through creation of one or more classes whose right to payments on the asset-backed security is made subordinate to the right to such payments of the remaining class or classes. See "Types of Credit Support." Second, multiple classes may permit the issuance of securities with payment terms, interest rates or other characteristics differing both from those of each other and from those of the underlying assets. Examples include so-called "strips" (asset-backed securities entitling the holder to disproportionate interests with respect to the allocation of interest and principal of the assets backing the security), and securities with class or classes having characteristics which mimic the characteristics of non-asset-backed securities, such as floating interest rates (i.e., interest rates which adjust as a specified benchmark changes) or scheduled amortization of principal.

Asset-backed securities in which the payment streams on the underlying assets are allocated in a manner different than those described above may be issued in the future. A Portfolio may invest in such asset-backed securities if such investment is otherwise consistent with its investment objective and policies and with the investment restrictions of the Portfolio.

Types Of Credit Support. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors on underlying assets to make payments, such securities may contain elements of credit support. Such credit support falls into two classes: liquidity protection and protection against ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that scheduled payments on the underlying pool are made in a timely fashion. Protection against ultimate default ensures ultimate payment of the obligations on at least a portion of the assets in the pool. Such protection may be provided through guarantees, insurance policies or letters of credit obtained from third parties, through various means of structuring the transaction or through a combination of such approaches. Examples of asset-backed securities with credit support arising out of the structure of the transaction include "senior-subordinated securities" (multiple class asset-backed securities with certain classes subordinate to other classes as to the payment of principal thereon, with the result that defaults on the underlying assets are borne first by the holders of the subordinated class) and asset-backed securities that have "reserve funds" (where cash or investments, sometimes funded from a portion of the initiating payments on the underlying assets, are held in reserve against future losses) or that have been "over-collateralized" (where the scheduled payments on, or the principal amount of, the underlying assets substantially exceeds that required to make payment of the asset-backed securities and pay any servicing or other fees). The degree of credit support provided on each issue is based generally on historical information respecting the level of credit risk associated with such payments. Delinquency or loss in excess of that anticipated could adversely affect the return on an investment in an asset-backed security.

Automobile Receivable Securities. Each Portfolio, except the S&P 500 Index Portfolio, the S&P MidCap 400 Index Portfolio, the Russell 2000 Small Cap Index Portfolio and the Nasdaq-100 Index Portfolio may invest in automobile receivable securities. Automobile receivable securities are asset-backed securities which are backed by receivables from motor vehicle installment sales contracts or installment loans secured by motor vehicles ("Automobile Receivable Securities"). Since installment sales contracts for motor vehicles or installment loans related thereto ("Automobile Contracts") typically have shorter durations and lower incidences of prepayment, Automobile Receivable Securities generally will exhibit a shorter average life and are less susceptible to prepayment risk.

Most entities that issue Automobile Receivable Securities create an enforceable interest in their respective Automobile Contracts only by filing a financing statement and by having the servicer of the Automobile Contracts, which is usually the originator of the Automobile Contracts, take custody thereof. In such circumstances, if the servicer of the Automobile Contracts were to sell the same Automobile Contracts to another party, in violation of its obligation not to do so, there is a risk that such party could acquire an interest in the Automobile Contracts superior to that of the holders of Automobile Receivable Securities. Also, although most Automobile Contracts grant a security interest in the motor vehicle being financed, in most states the security interest in a motor vehicle must be noted on the certificate of title to create an enforceable security interest against competing claims of other parties. Due to the large number of vehicles involved, however, the certificate of title to each vehicle financed, pursuant to the Automobile Contracts underlying the Automobile Receivable Security, usually is not amended to reflect the assignment of the seller's security interest for the benefit of the holders of the Automobile Receivable Securities. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on the securities. In addition, various state and federal laws give the motor vehicle owner the right to assert against the holder of the owner's Automobile Contract certain defenses such owner would have against the seller of the motor vehicle. The assertion of such defenses could reduce payments on the Automobile Receivable Securities.

Credit Card Receivable Securities. Each Portfolio, except the S&P 500 Index Portfolio, the S&P MidCap 400 Index Portfolio, the Russell 2000 Small Cap Index Portfolio and the Nasdaq-100 Index may invest in credit card receivable securities. Credit card receivable securities are asset-backed securities backed by receivables from revolving credit card agreements ("Credit Card Receivable Securities"). Credit balances on revolving credit card agreements ("Accounts") are generally paid down more rapidly than are Automobile Contracts. Most of the Credit Card Receivable Securities issued publicly to date have been pass-through certificates. In order to lengthen the maturity of Credit Card Receivable Securities, most such securities provide for a fixed period during which only interest payments on the underlying Accounts are passed through to the security holder and principal payments received on such Accounts are used to fund the transfer to the pool of assets supporting the related Credit Card Receivable Securities of additional credit card charges made on an Account. The initial fixed period usually may be shortened upon the occurrence of specified events which signal a potential deterioration in the quality of the assets backing the security, such as the imposition of a cap on interest rates. The ability of the issuer to extend the life of an issue of Credit Card Receivable Securities thus depends upon the continued generation of additional principal amounts in the underlying accounts during the initial period and the non-occurrence of specified events. An acceleration in cardholders' payment rates or any other event which shortens the period during which additional credit card charges on an Account may be transferred to the pool of assets supporting the related Credit Card Receivable Security could shorten the weighted average life and yield of the Credit Card Receivable Security.

Credit cardholders are entitled to the protection of a number of state and federal consumer credit laws, many of which give such holder the right to set off certain amounts against balances owed on the credit card, thereby reducing amounts paid on Accounts. In addition, unlike most other asset-backed securities, Accounts are unsecured obligations of the cardholder.

Other Assets. The Adviser anticipates that asset-backed securities backed by assets other than those described above will be issued in the future. Each Portfolio, except the S&P 500 Index Portfolio, the S&P MidCap 400 Index Portfolio, the Russell 2000 Small Cap Index Portfolio and the Nasdaq-100 Index Portfolio may invest in such securities in the future if such investment is otherwise consistent with its investment objective, policies and restrictions. There are, of course, other types of securities that are, or may become, available, which are similar to the foregoing.

GNMA Certificates GNMA certificates are mortgage-backed securities representing part ownership of a pool of mortgage loans on which timely payment of interest and principal is guaranteed by the full faith and credit of the U.S. government. GNMA certificates differ from typical bonds because principal is repaid monthly over the term of the loan rather than returned in a lump sum at maturity. Because both interest and principal payments (including prepayments) on the underlying mortgage loans are passed through to the holder of the certificate, GNMA certificates are called "pass-through" securities.

Although the mortgage loans in the pool have maturities of up to 30 years, the actual average life of the GNMA certificates typically will be substantially less because the mortgages are subject to normal principal amortization and may be prepaid prior to maturity. Prepayment rates vary widely and may be affected by changes in market interest rates. In periods of falling interest rates, the rate of prepayment tends to increase, thereby shortening the actual average life of the GNMA certificates. Conversely, when interest rates are rising, the rate of prepayment tends to decrease, thereby lengthening the actual average life of the GNMA certificates. Accordingly, it is not possible to predict accurately the average life of a particular pool. Reinvestment of prepayments may occur at higher or lower rates that the original yield on the certificates. Due to the prepayment feature and the need to reinvest prepayments of principal at current rates, GNMA certificates can be less effective than typical bonds of similar maturities at "locking-in" yields during periods of declining interest rates, although they may have comparable risks of decline in value during periods of rising interest rates.

FNMA and FHLMC Mortgage-Backed Obligations   The Federal
National Mortgage Association ("FNMA"), a federally chartered and privately owned corporation, issues pass-through securities representing an interest in a pool of conventional mortgage loans. FNMA guarantees the timely payment of principal and interest but this guarantee is not backed by the full faith and credit of the U.S. government. The Federal Home Loan Mortgage Corporation ("FHLMC"), a corporate instrumentality of the United States, issues participation certificates that represent an interest in a pool of conventional mortgage loans. FHLMC guarantees the timely payment of interest and the ultimate collection of principal and maintains reserves to protect holders against losses due to default, but the certificates are not backed by the full faith and credit of the U.S. government. As is the case with GNMA certificates, the actual maturity of and realized yield on particular FNMA and FHLMC pass-through securities will vary based on the prepayment experience of the underlying pool of mortgages.

Mortgage-Related Securities     Each Portfolio of the Fund other
than the S&P 500 Index Portfolio, S&P MidCap 400 Index Portfolio, Russell 2000 Small Cap Index Portfolio and Nasdaq-100 Index Portfolio may invest in collateralized mortgage obligations ("CMOs") or mortgage-backed bonds issued by financial institutions such as commercial banks, savings and loan associations, mortgage banks and securities broker-dealers (or affiliates of such institutions established to issue these securities). CMOs are obligations fully collateralized directly or indirectly by a pool of mortgages on which payments of principal and interest are dedicated to payment of principal and interest on the CMOs. Payments on the underlying mortgages (both interest and principal) are passed through to the holders, although not necessarily on a pro rata basis, on the same schedule as they are received. Mortgage-backed bonds are general obligations of the issuer fully collateralized directly or indirectly by a pool of mortgages. The mortgages serve as collateral for the issuer's payment obligations on the bonds, but interest and principal payments on the mortgages are not passed through either directly (as with GNMA certificates and FNMA and FHLMC pass-through securities) or on a modified basis (as with CMOs). Accordingly, a change in the rate of prepayments on the pool of mortgages could change the effective maturity of a CMO but not that of a mortgage-backed bond (although, like many bonds, mortgage-backed bonds may be callable by the issuer prior to maturity).

Each Portfolio of the Fund other than the S&P 500 Index Portfolio, S&P MidCap 400 Index Portfolio, Russell 2000 Small Cap Index Portfolio and Nasdaq-100 Index Portfolio may also invest in a variety of more risky CMOs, including interest only ("IOs"), principal only ("POs"), inverse floaters, or a combination of these securities. Stripped mortgage-backed securities ("SMBS") are usually structured with several classes that receive different proportions of the interest and principal distributions from a pool of mortgage assets. A common type of SMBS will have one class receiving all of the interest from the mortgage assets (an IO), while the other class will receive all of the principal (a PO). However, in some instances, one class will receive some of the interest and most of the principal while the other class will receive most of the interest and the remainder of the principal. If the underlying mortgage assets experience greater-than-anticipated or less-than-anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment or obtain its initially assumed yield on some of these securities. The market value of the class consisting entirely of principal payments generally is unusually volatile in response to changes in interest rates. The yields on classes of SMBS that have more uncertain timing of cash flows are generally higher than prevailing market yields on other mortgage-backed securities because there is a greater risk that the initial investment will not be fully recouped or received as planned over time.

Each Portfolio of the Fund other than the S&P 500 Index Portfolio, S&P MidCap 400 Index Portfolio, Russell 2000 Small Cap Index Portfolio and Nasdaq-100 Index Portfolio may invest in another CMO class known as leveraged inverse floating rate debt instruments ("inverse floaters"). The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher degree of leverage inherent in inverse floaters is associated with greater volatility in their market values. Accordingly, the duration of an inverse floater may exceed its stated final maturity.

The staff of the Securities and Exchange Commission ("SEC" or the "Commission") has taken the position that IOs and POs, other than government-issued IOs or POs backed by fixed-rate mortgages, should be treated as illiquid securities and, accordingly, each Portfolio will limit its investments in such securities, together with all other illiquid securities, to 10% of the Portfolio's net assets. Furthermore, each Portfolio limits investments in more risky CMOs (IOs, POs, inverse floaters) to no more than 5% of its total assets. The Portfolios will treat non-government-issued IOs and POs not backed by fixed-rate mortgages as illiquid unless and until the SEC modifies its position. Under the staff's position, the determination of whether a particular government-issued IO and PO backed by fixed-rate mortgages is liquid may be made on a case by case basis under guidelines and standards established by the Board of Directors. The Directors have delegated to the Adviser the authority to determine the liquidity of these investments based on the following guidelines: the type of issuer; type of collateral, including age and prepayment characteristics; rate of interest on coupon relative to current market rates and the effect of the rate on the potential for prepayments; complexity of the issue's structure, including the number of tranches; size of the issue and the number of dealers who make a market in the IO or PO.

Zero-Coupon and Pay-In-Kind Bonds Each Portfolio, other than the S&P 500 Index Portfolio, the S&P MidCap 400 Index Portfolio, the Russell 2000 Small Cap Index Portfolio and the Nasdaq-100 Index Portfolio may invest in zero-coupon bonds. A zero-coupon bond is a security that has no cash coupon payments. Instead, the issuer sells the security at a substantial discount from its maturity value. The interest received by the investor from holding this security to maturity is the difference between the maturity value and the purchase price. The advantage to the investor is that reinvestment risk of the income received during the life of the bond is eliminated. However, zero-coupon bonds, like other bonds, retain interest rate and credit risk and usually display more price volatility than those securities that pay a cash coupon. Since there are no periodic interest payments made to the holder of a zero-coupon security, when interest rates rise, the value of such a security will fall more dramatically than a bond paying out interest on a current basis. When interest rates fall, however, zero-coupon securities rise more rapidly in value because the bonds have locked in a specific rate of return which becomes more attractive the further interest rates fall.

Each Portfolio, other than the S&P 500 Index Portfolio, the S&P MidCap 400 Index Portfolio, the Russell 2000 Small Cap Index Portfolio and the Nasdaq-100 Index Portfolio may invest in pay-in-kind bonds. Pay-in-kind ("PIK") bonds are securities that pay interest in either cash or additional securities, at the issuer's option, for a specified period. PIKs, like zero-coupon bonds, are designed to give an issuer flexibility in managing cash flow. PIK bonds can be either senior or subordinated debt and trade flat (i.e., without accrued interest). The price of PIK bonds is expected to reflect the market value of the underlying debt plus an amount representing accrued interest since the last payment. PIKs are usually less volatile than zero-coupon bonds, but more volatile than securities paid in cash.

Convertible Bonds Each Portfolio, except the S&P 500 Index Portfolio, the S&P 400 MidCap Index Portfolio, the Russell 2000 Small Cap Index Portfolio, the Nasdaq-100 Index Portfolio, the Lehman Aggregate Bond Index Portfolio and the Balanced Index Portfolio may invest in convertible bonds. The Bond Portfolio may invest up to 25% of its assets in convertible bonds and other securities. Convertible bonds are debt instruments convertible into equity of the issuing company at certain times in the future and according to a certain exchange ratio. Typically, convertible bonds are callable by the issuing company, which may, in effect, force conversion before the holder would otherwise choose.

Equity Securities. The S&P 500 Index Portfolio, the S&P MidCap 400 Index Portfolio, the Russell 2000 Small Cap Index Portfolio, the Nasdaq-100 Index Portfolio and the Zenith Portfolio may invest in equity securities without restriction. The Balanced Index Portfolio generally invests 60% of the Portfolio in equity securities. The Bond Portfolio may invest up to 25% of its assets in equities. The Lehman Aggregate Bond Index Portfolio may not invest in equity securities.

Unit Investment Trusts. Any Index-based Portfolio may invest in shares of a unit investment trust ("UIT"), which is currently in existence or is created in the future, that is designed to track the performance of the Portfolio's underlying Index. UIT shares are units of beneficial interest in a UIT, representing proportionate undivided interests in a portfolio of securities in substantially the same weighting as the component common stocks of an underlying Index. While the investment objective of such a UIT is to provide investment results that generally correspond to the price and yield performance of the component common stocks of the underlying Index, there can be no assurance that this investment objective will be met fully. As UITs are securities issued by an investment company, non-fundamental restriction (5) below restricts their purchases to 10% of the Portfolio's assets.

Private Placements (Restricted Securities)   Each Portfolio
other than the S&P 500 Index Portfolio, the S&P MidCap 400 Index Portfolio, the Russell 2000 Small Cap Index Portfolio and the Nasdaq-100 Index Portfolio may invest in securities, including restricted securities (privately-placed debt securities), which are not readily marketable.

Certain restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act of 1933, as amended (the "1933 Act"). Where registration is required, a Portfolio may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Portfolio may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Portfolio might obtain a less favorable price than prevailed when it decided to sell. Restricted securities without readily available market quotations will be priced at fair value as determined in good faith by the Board of Directors.

Some restricted securities are eligible for purchase and sale under Rule 144A under the 1933 Act. This rule permits certain qualified institutional buyers, such as the Portfolios, to trade in privately-placed securities, including various debt securities, even though such securities are not registered under the 1933 Act. Securities purchased under Rule 144A, although restricted, may nevertheless be liquid, and the Adviser, under the supervision of the Directors, on a case-by-case basis will make this determination. In making this determination, the Adviser will consider the trading markets for the specific security, taking into account the unregistered nature of a Rule 144A security. In addition, the Adviser could consider the:
(i) frequency of trades and quotes; (ii) number of dealers and potential purchasers; (iii) dealer undertakings to make a market; and (iv) nature of the security and of marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). Investing in Rule 144A securities could have the effect of increasing the amount of a Portfolio's assets invested in illiquid securities if qualified institutional buyers are unwilling to purchase such securities.

Certain Risk Factors Relating to High-Yield, High-Risk Bonds
The descriptions below are intended to supplement the material in the Prospectus regarding high-yield, high-risk bonds.

Sensitivity to Interest Rates and Economic Changes. High-yield bonds are very sensitive to adverse economic changes and corporate developments and their yields will fluctuate over time. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress that would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals, and to obtain additional financing. If the issuer of a bond defaulted on its obligations to pay interest or principal or entered into bankruptcy proceedings, the Portfolio may incur losses or expenses in seeking recovery of amounts owed to it. In addition, periods of economic uncertainty and changes can be expected to result in increased volatility of market prices of high-yield bonds and the Portfolio's net asset value.

Payment Expectations. High-yield bonds may contain redemption or call provisions. If an issuer exercised these provisions in a declining interest rate market, the Portfolio would have to replace the security with a lower-yielding security, resulting in a decreased return for investors. Conversely, a high-yield bond's value will decrease in a rising interest rate market, as will the value of the Portfolio's assets. If the Portfolio experiences unexpected net redemptions, this may force it to sell high-yield bonds without regard to their investment merits, thereby decreasing the asset base upon which expenses can be spread and possibly reducing the Portfolio's rate of return.

Liquidity and Valuation. There may be little trading in the secondary market for particular bonds, which may affect adversely the Portfolio's ability to value accurately or dispose of such bonds. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high-yield bonds, especially in a thin market.

Investments in Foreign Securities
American Depositary Receipts.   All Portfolios except the Lehman
Aggregate Bond Index Portfolio may invest in American Depositary Receipts. American Depositary Receipts ("ADRs") may be issued in sponsored or unsponsored programs. In sponsored programs, the issuer makes arrangements to have its securities traded in the form of ADRs; in unsponsored programs, the issuer may not be directly involved in the creation of the program. Although the regulatory requirements with respect to sponsored and unsponsored programs are generally similar, the issuers of unsponsored ADRs are not obligated to disclose material information in the United States and, therefore, such information may not be reflected in the market value of the ADRs.

Foreign Sovereign Debt Securities The Bond Portfolio may invest in foreign sovereign debt securities, including those of emerging market nations, and Brady Bonds. Sovereign obligors in emerging market nations are among the world's largest debtors to commercial banks, other governments, international financial organizations and other financial institutions. Some of these obligors have in the past experienced substantial difficulties in servicing their external debt obligations, leading to defaults on certain obligations and the restructuring of certain indebtedness. Restructuring arrangements have included, among other things, reducing and rescheduling interest and principal payments by negotiating new or amended credit agreements or converting outstanding principal and unpaid interest to Brady Bonds, and obtaining new credit to finance interest payments. Holders of certain foreign sovereign debt securities may be requested to participate in the restructuring of such obligations and to extend further loans to their issuers. There can be no assurance that the Brady Bonds and other foreign sovereign debt securities in which the Portfolio may invest will not be subject to similar restructuring arrangements or to requests for new credit which may adversely affect the Portfolio's holdings. Furthermore, certain participants in the secondary market for such debt may be directly involved in negotiating the terms of these arrangements and may therefore have access to information not available to other market participants.

Brady Bonds are debt securities issued under the framework of the Brady Plan, an initiative announced by U.S. Treasury Secretary Nicholas F. Brady in 1989 as a mechanism for debtor nations to restructure their outstanding external indebtedness. In restructuring external debt under the Brady Plan framework, a debtor nation negotiates with its existing bank lenders as well as multilateral institutions such as the International Bank for Reconstruction and Development (the "World Bank") and the International Monetary Fund (the "IMF"). The Brady Plan framework, as it has developed, contemplates the exchange of commercial bank debt for newly-issued bonds. The World Bank and/or the IMF support the restructuring by providing funds pursuant to loan agreements or other arrangements which enable the debtor nation to collateralize the new Brady Bonds or to repurchase outstanding bank debt at a discount. Under these arrangements with the World Bank or the IMF, debtor nations have been required to agree to implement certain domestic monetary and fiscal reforms. Such reforms have included liberalization of trade and foreign investment, privatization of state-owned enterprises and setting targets for public spending and borrowing. These policies and programs seek to promote the debtor country's economic growth and development. Investors should recognize that the Brady Plan only sets forth general guiding principles for economic reform and debt reduction, emphasizing that solutions must be negotiated on a case-by-case basis between debtor nations and their creditors. The Adviser believes that economic reforms undertaken by countries in connection with the issuance of Brady Bonds make the debt of countries which have issued or have announced plans to issue Brady Bonds an attractive opportunity for investment.

Investors should recognize that Brady Bonds have been issued somewhat recently and, accordingly, do not have a long payment history. The financial packages offered by each country differ. The types of options have included the exchange of outstanding commercial bank debt for bonds issued at 100% of face value of such debt, which carry a below-market stated rate of interest (generally known as par bonds), bonds issued at a discount of face value of such debt (generally known as discount bonds), and bonds bearing an interest rate which increases over time and the advancement of new money by existing lenders. The principal of certain Brady Bonds has been collateralized by U.S. Treasury zero-coupon bonds with a maturity equal to the final maturity of such Brady Bonds. Collateral purchases are financed by the IMF, the World Bank and the debtor nations' reserves. In addition, the first two or three interest payments on certain types of Brady Bonds may be collateralized by cash or securities agreed upon by creditors. Subsequent interest payments may be uncollateralized or may be collateralized over specified periods of time. The Portfolios may purchase Brady Bonds with no or limited collateralization, and will be relying for payment of interest and principal primarily on the willingness of the foreign government to make payment in accordance with the terms of the Brady Bonds. Brady Bonds issued to date are generally purchased and sold in secondary markets through U.S. securities dealers and maintained through European transnational securities depositories. A substantial portion of Brady Bonds and other sovereign debt securities in which the Portfolios may invest are likely to be acquired at a discount.

Investing in foreign sovereign debt securities will expose the Portfolio to the direct or indirect consequences of political, social or economic changes in the emerging market nations that issue the securities. The ability and willingness of sovereign obligors in emerging market nations or the governmental authorities that control repayment of their external debt to pay principal and interest on such debt when due may depend on general economic and political conditions within the relevant country. Countries such as those in which the Portfolio may invest have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate trade difficulties and extreme poverty and unemployment. Many of these countries are also characterized by political uncertainty or instability. Additional factors which may influence the ability or willingness to service debt include, but are not limited to, a country's cash flow situation, the availability of sufficient foreign exchange on the date a payment is due, the size of its debt service burden relative to the economy as a whole, and its government's policy towards the IMF, the World Bank and other international agencies.

The ability of a foreign sovereign obligor to make timely payments on its external debt obligations will also be strongly influenced by the obligor's balance of payments, including export performance, its access to international credits and investments, fluctuations in interest rates and the extent of its foreign reserves. A country whose exports are concentrated in a few commodities or whose economy depends on certain strategic imports could be vulnerable to fluctuations in international prices of these commodities or imports. To the extent that a country receives payment for its exports in currencies other than dollars, its ability to make debt payments denominated in dollars could be adversely affected. If a foreign sovereign obligor cannot generate sufficient earnings from foreign trade to service its external debt, it may need to depend on continuing loans and aid from foreign governments, commercial banks and multilateral organizations, and inflows of foreign investment. The commitment on the part of these foreign governments, multilateral organizations and others to make such disbursements may be conditioned on the government's implementation of economic reforms and/or economic performance and the timely service of its obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties' commitments to lend funds, which may further impair the obligor's ability or willingness to timely service its debts. The cost of servicing external debt will also generally be adversely affected by rising international interest rates, because many external debt obligations bear interest at rates which are adjusted based upon international interest rates. The ability to service external debt will also depend on the level of the relevant government's international currency reserves and its access to foreign exchange. Currency devaluations may affect the ability of a sovereign obligor to obtain sufficient foreign exchange to service its external debt.

As a result of the foregoing, a governmental obligor may default on its obligations. If such an event occurs, the Portfolio may have limited legal recourse against the issuer and/or guarantor. Remedies must, in some cases, be pursued in the courts of the defaulting party itself, and the ability of the holder of foreign sovereign debt securities to obtain recourse may be subject to the political climate in the relevant country. In addition, no assurance can be given that the holders of commercial bank debt will not contest payments to the holders of other foreign sovereign debt obligations in the event of default under their commercial bank loan agreements.

Foreign Exchange.    If a foreign country cannot generate
sufficient earnings from foreign trade to service its external debt, it may need to depend on continuing loans and aid from foreign governments, commercial banks, multilateral organizations, and inflows of foreign investment. The cost of servicing external debt will also generally be adversely affected by rising international interest rates because many external debt obligations bear interest at rates which are adjusted based upon international interest rates. The ability to service external debt will also depend on the level of the relevant government's international currency reserves and its access to foreign currencies. Currency devaluations may affect the ability of an obligor to obtain sufficient foreign currencies to service its external debt.

Foreign Currency Exchange Transactions.   Each Portfolio that
engages in foreign currency exchange transactions may do so on a spot (i.e., cash) basis at the spot rate prevailing in the foreign exchange currency market, or on a forward basis to "lock in" the U.S. dollar price of the security. A forward foreign currency exchange contract (a "forward contract") involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are principally traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades. Forwards will be used primarily to adjust the foreign exchange exposure of a Portfolio with a view to protecting the portfolios from adverse currency movements, based on the Adviser's outlook. Forwards involve other risks, including, but not limited to, significant volatility in currency markets. In addition, currency movements may not occur exactly as the Adviser expected, so the use of forwards could adversely affect a Portfolio's total return.

The Portfolios may enter into forward foreign currency exchange contracts under the following circumstances. First, when a Portfolio enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may desire to "lock in" the U.S. dollar price of the security. By entering into a forward contract for the purchase or sale, for a fixed amount of dollars, of the amount of foreign currency involved in the underlying security transactions, the Portfolio will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date the security is purchased or sold, and the date on which payment is made or received.

Second, when the Adviser believes that the currency of a particular foreign country may suffer or enjoy a substantial movement against another currency, it may enter into a forward contract to sell or buy the amount of the former foreign currency, approximating the value of some or all of a Portfolio's portfolio securities denominated in such foreign currency. Alternatively, where appropriate, a Portfolio may hedge all or part of its foreign currency exposure through the use of a basket of currencies or a proxy currency where such currency or currencies act as an effective proxy for other currencies. In such a case, the Portfolios may enter into a forward contract where the amount of the foreign currency to be sold exceeds the value of the securities denominated in such currency. The use of this basket hedging technique may be more efficient and economical than entering into separate forward contracts for each currency held in a Portfolio. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. The projection of short-term currency market movement is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. The Adviser does not intend to enter into such forward contracts under this second circumstance if, as result, a Portfolio will have more than 20% of the value of its net assets committed to the consummation of such contracts.

Other than as set forth above, and immediately below, a Portfolio will not enter into such forward contracts or maintain a net exposure to such contracts where the consummation of the contracts would obligate the Portfolio to deliver an amount of foreign currency in excess of the value of the Portfolio's portfolio securities or other assets denominated in that currency. Each Portfolio, however, in order to avoid excess transactions and transaction costs, may maintain a net exposure to forward contracts in excess of the value of the Portfolio's portfolio securities or other assets to which the forward contracts relate (including accrued interest to the maturity of the forward on such securities), provided the excess amount is "covered" by liquid, high-grade debt securities, denominated in any currency, at least equal at all times to the amount of such excess. For these purposes "the securities or other assets to which the forward contract relate" may be securities or assets denominated in a single currency, or where proxy forwards are used, securities denominated in more than one currency. Under normal circumstances, consideration of the prospect for currency parities will be incorporated into the longer term investment decisions made with regard to overall diversification strategies. However, the Adviser believes that it is important to have the flexibility to enter into such forward contracts when it determines that the best interests of the Portfolios will be served. At the maturity of a forward contract, a Portfolio may either sell the portfolio security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an "offsetting" contract obligating it to purchase, on the same maturity date, the same amount of the foreign currency. It is often not possible to effectively hedge the currency risk associated with emerging market nation debt securities because their currency markets are not sufficiently developed.

As indicated above, it is impossible to forecast with absolute precision the market value of portfolio securities at the expiration of the forward contract. Accordingly, it may be necessary for a Portfolio to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Portfolio is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency the Portfolio is obligated to deliver. However, as noted, in order to avoid excessive transactions and transaction costs, the Portfolios may use liquid securities, denominated in any currency, to cover the amount by which the value of a forward contract exceeds the value of the securities to which it relates.

If a Portfolio retains the portfolio security and engages in an offsetting transaction, the Portfolio will incur a gain or a loss (as described below) to the extent that there has been movement in forward contract prices. If a Portfolio engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the foreign currency. Should forward prices decline during the period between a Portfolio's entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the Portfolio will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, a Portfolio will suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

Costs Of Hedging. When a Portfolio purchases a foreign bond with a higher interest rate than is available on U.S. bonds of a similar maturity, the additional yield on the foreign bond could be substantially lost if the Portfolio were to enter into a direct hedge by selling the foreign currency and purchasing the U.S. Dollar. This is what is commonly referred to as the "cost" of hedging. Proxy hedging attempts to reduce this cost through an indirect hedge back to the U.S. Dollar. It is important to note that the hedging costs are treated as capital transactions and are not, therefore, deducted from the Portfolio's dividend distribution and are not reflected in its yield. Instead, such costs will, over time, be reflected in the Portfolio's net asset value.

Foreign Markets.   Delays in settlement which may occur in
connection with transactions involving foreign securities could result in temporary periods when a portion of the assets of a portfolio is uninvested and no return is earned thereon. The inability of a portfolio to make intended security purchases due to settlement problems could cause the portfolio to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result in losses to a portfolio due to subsequent declines in values of the portfolio securities or, if the portfolio has entered into a contract to sell the security, possible liability to the purchaser. Certain foreign markets, especially emerging markets, may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. A portfolio could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to the portfolio of any restrictions on investments.

Foreign Debt Securities.   Investing in foreign debt securities
will expose the Portfolios to the direct or indirect consequences of political, social or economic changes in the industrialized developing and emerging countries that issue the securities. The ability and willingness of obligor or the governmental authorities that control repayment of their external debt to pay principal and interest on such debt when due may depend on general economic and political conditions
within the relevant country.   Additional country-related
factors unique to foreign issuers which may influence the ability or willingness to service debt include, but are not limited to, a country's cash flow situation, the availability of sufficient foreign exchange on the date a payment is due, the relative size of its debt service burden to the economy as a whole, and its government's relationships with the International Monetary Fund, the World Bank and other international agencies.

Futures Contracts
For hedging purposes, including protecting the price or interest rate of securities that the Portfolio intends to buy, the S&P 500 Index Portfolio, S&P MidCap 400 Index Portfolio, Lehman Aggregate Bond Index Portfolio, Balanced Index Portfolio, Russell 2000 Small Cap Index Portfolio and Nasdaq-100 Index Portfolio may enter into futures contracts that relate to securities in which it may directly invest and indices comprised of such securities and may purchase and write call and put options on such contracts. As a temporary investment strategy, until a Portfolio reaches $25 million ($50 million in the case of the Russell 2000 Small Cap Index Portfolio and Nasdaq-100 Index Portfolio) in net assets, the Portfolio may invest up to 100% of its assets in such futures and/or options contracts. Thereafter, the Portfolio may invest up to 20% of its assets in such futures and/or options contracts. The Portfolios do not intend to enter into futures contracts that are not traded on exchanges or boards of trade.

A financial futures contract is a contract to buy or sell a specified quantity of financial instruments such as U.S. Treasury bills, notes and bonds, commercial paper and bank certificates of deposit or the cash value of a financial instrument index at a specified future date at a price agreed upon when the contract is made. A stock index futures contract is a contract to buy or sell specified units of a stock index at a specified future date at a price agreed upon when the contract is made. The value of a unit is based on the current value of the contract index. Under such contracts no delivery of the actual stocks making up the index takes place. Rather, upon expiration of the contract, settlement is made by exchanging cash in an amount equal to the difference between the contract price and the closing price of the index at expiration, net of variation margin previously paid.

Substantially all futures contracts are closed out before settlement date or called for cash settlement. A futures contract is closed out by buying or selling an identical offsetting futures contract. Upon entering into a futures contract, the Portfolio is required to deposit an initial margin with the Custodian for the benefit of the futures broker. The initial margin serves as a "good faith" deposit that the Portfolio will honor their futures commitments. Subsequent payments (called "variation margin") to and from the broker are made on a daily basis as the price of the underlying investment fluctuates. In the event of the bankruptcy of the futures broker that holds margin on behalf of the Portfolio, the Portfolio may be entitled to return of margin owed to it only in proportion to the amount received by the broker's other customers. The Adviser will attempt to minimize this risk by monitoring the creditworthiness of the futures brokers with which the Portfolio does business.

Because the value of index futures depends primarily on the value of their underlying indexes, the performance of the broad-based contracts will generally reflect broad changes in common stock prices. However, because the Portfolio may not be invested in precisely the same proportion as the S&P 500 or S&P 400, it is likely that the price changes of the Portfolio's index futures positions will not match the price changes of the Portfolio's other investments.

Options on futures contracts give the purchaser the right to assume a position at a specified price in a futures contract at any time before expiration of the option contract.

The Portfolios will enter into futures contracts which are traded on national futures exchanges and are standardized as to maturity date and underlying financial instrument. The principal financial futures exchanges in the United States are the Board of Trade of the City of Chicago, the Chicago Mercantile Exchange, the New York Futures Exchange and the Kansas City Board of Trade. Futures exchanges and trading in the United States are regulated under the Commodity Exchange Act by the Commodity Futures Trading Commission ("CFTC"). Although techniques other than the sale and purchase of futures contracts could be used for the above-referenced purposes, futures contracts offer an effective and relatively low cost means of implementing the Portfolios' objectives in these areas.

Regulatory Limitations. The Portfolios will engage in transactions in futures contracts and options thereon only for bona fide hedging, risk management and other permissible purposes, in each case in accordance with the rules and regulations of the CFTC, and not for speculation.

In instances involving the purchase of futures contracts or call options thereon or the writing of put options thereon by the Portfolios, an amount of cash, U.S. Government securities or other liquid securities, equal to the market value of the futures contracts and options thereon (less any related margin deposits), will be deposited in a segregated account with the Portfolios' custodian to cover the position, or alternative cover will be employed thereby insuring that the use of such futures contracts and options is unleveraged.

In addition, CFTC regulations may impose limitations on the Portfolios' ability to engage in certain yield enhancement and risk management strategies. If the CFTC or other regulatory authorities adopt different (including less stringent) or additional restrictions, the Portfolios would comply with such new restrictions.

SPECIAL RISKS OF FUTURES CONTRACTS

Volatility And Leverage. The prices of futures contracts are volatile and are influenced, among other things, by actual and anticipated changes in the market and interest rates, which in turn are affected by fiscal and monetary policies and national and international policies and economic events.

Most United States futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the minimum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of futures contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

Because of the low margin deposits required, futures trading involves an extremely high degree of leverage. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss, as well as gain, to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit, if the contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. However, a Portfolio would presumably have sustained comparable losses if, instead of the futures contract, it had invested in the underlying instrument and sold it after the decline. Furthermore, in the case of a futures contract purchase, in order to be certain that a Portfolio has sufficient assets to satisfy its obligations under a futures contract, the Portfolio earmarks to the futures contract money market instruments equal in value to the current value of the underlying instrument less the margin deposit.

Liquidity.   Each Portfolio may elect to close some or all of
its futures positions at any time prior to their expiration. A Portfolio would do so to reduce exposure represented by long futures positions or increase exposure represented by short futures positions. A Portfolio may close its positions by taking opposite positions which would operate to terminate the Portfolio's position in the futures contracts. Final determinations of variation margin would then be made, additional cash would be required to be paid by or released to the Portfolio, and the Portfolio would realize a loss or a gain.

Futures contracts may be closed out only on the exchange or board of trade where the contracts were initially traded. Although each Portfolio intends to purchase or sell futures contracts only on exchanges or boards of trade where there appears to be an active market, there is no assurance that a liquid market on an exchange or board of trade will exist for any particular contract at any particular time. In such event, it might not be possible to close a futures contract, and in the event of adverse price movements, each Portfolio would continue to be required to make daily cash payments of variation margin. However, in the event futures contracts have been used to hedge the underlying instruments, the Portfolios would continue to hold the underlying instruments subject to the hedge until the futures contracts could be terminated. In such circumstances, an increase in the price of the underlying instruments, if any, might partially or completely offset losses on the futures contract. However, as described below, there is no guarantee that the price of the underlying instruments will in fact correlate with the price movements in the futures contract and thus provide an offset to losses on a futures contract.

Hedging Risk. A decision of whether, when, and how to hedge involves skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of unexpected market behavior, or market or interest rate trends. There are several risks in connection with the use by the Portfolios of futures contract as a hedging device. One risk arises because of the imperfect correlation between movements in the prices of the futures contracts and movements in the prices of the underlying instruments which are the subject of the hedge. The Adviser will, however, attempt to reduce this risk by entering into futures contracts whose movements, in its judgment, will have a significant correlation with movements in the prices of each Portfolio's underlying instruments sought to be hedged.

Successful use of futures contracts by the Portfolios for hedging purposes is also subject to the Adviser's ability to correctly predict movements in the direction of the market. It is possible that, when a Portfolio has sold futures to hedge its portfolio against a decline in the market, the index, indices, or underlying instruments on which the futures are written might advance and the value of the underlying instruments held in the Portfolio might decline. If this were to occur, the Portfolio would lose money on the futures and also would experience a decline in value in its underlying instruments. However, while this might occur to a certain degree, the Adviser believes that over time the value of a Portfolio's will tend to move in the same direction as the market indices which are intended to correlate to the price movements of the underlying instruments sought to be hedged. It is also possible that if a Portfolio were to hedge against the possibility of a decline in the market (adversely affecting the underlying instruments held in its portfolio) and prices instead increased, the Portfolio would lose part or all of the benefit of increased value of those underlying instruments that it has hedged, because it would have offsetting losses in its futures positions. In addition, in such situations, if a Portfolio had insufficient cash, it might have to sell underlying instruments to meet daily variation margin requirements. Such sales of underlying instruments might be, but would not necessarily be, at increased prices (which would reflect the rising market). The Portfolios might have to sell underlying instruments at a time when it would be disadvantageous to do so.

In addition to the possibility that there might be an imperfect correlation, or no correlation at all, between price movements in the futures contracts and the portion of the portfolio being hedged, the price movements of futures contracts might not correlate perfectly with price movements in the underlying instruments due to certain market distortions. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors might close futures contracts through offsetting transactions which could distort the normal relationship between the underlying instruments and futures markets. Second, the margin requirements in the futures market are less onerous than margin requirements in the securities markets, and as a result the futures market might attract more speculators than the securities markets do. Increased participation by speculators in the futures market might also cause temporary price distortions. Due to the possibility of price distortion in the futures market and also because of the imperfect correlation between price movements in the underlying instruments and movements in the prices of futures contracts, even a correct forecast of general market trends by the Adviser might not result in a successful hedging transaction over a very short time period.

Options on futures contracts give the purchaser the right to assume a position at a specified price in a futures contract at any time before expiration of the option contract.

Options
The Bond, Lehman Aggregate Bond Index, Balanced Index, Russell 2000 Small Cap Index and Nasdaq-100 Index Portfolios may sell (write) listed options on U.S. Treasury Securities and options on contracts for the future delivery of U.S. Treasury Securities as a means of hedging the value of such securities owned by the Portfolio. The S&P 500 Index Portfolio, S&P MidCap 400 Index Portfolio, Russell 2000 Small Cap Index and Nasdaq-100 Index may enter into futures contracts that relate to securities in which it may directly invest and indices comprised of such securities and may purchase and write call and put options on such contracts. In addition, each of the aforementioned Portfolios may write covered call options on any security in which it is eligible to invest.

As a writer of a call option, a Portfolio may terminate its obligation by effecting a closing purchase transaction. This is accomplished by purchasing an option of the same series as the option previously written. However, once the Portfolio has been assigned an exercise notice, the Portfolio will be unable to effect a closing purchase transaction. There can be no assurance that a closing purchase transaction can be effected when the Portfolio so desires.

The Portfolio will realize a profit from a closing transaction if the price of the transaction is less than the premium received from writing the option; the Portfolio will realize a loss from a closing transaction if the price of the transaction is more than the premium received from writing the option.
Since the market value of call options generally reflects increases in the value of the underlying security, any loss resulting from the closing transaction may be wholly or partially offset by unrealized appreciation of the underlying security. Conversely, any gain resulting from the closing transaction may be wholly or partially offset by unrealized depreciation of the underlying security. The principal factors affecting the market value of call options include supply and demand, the current market price and price volatility of the underlying security, and the time remaining until the expiration date.

There is no assurance that a liquid secondary market will exist for any particular option. In the event it is not possible to effect a closing transaction, the Portfolio will not be able to sell the underlying security, until the option expires or the option is exercised by the holder.

The Portfolio will effect a closing transaction to realize a profit on an outstanding call option, to prevent an underlying security from being called, to permit the sale of an underlying security prior to the expiration date of the option, or to allow for the writing of another call option on the same underlying security with either a different exercise price or expiration date or both.

Possible reasons for the absence of a liquid secondary market on an exchange include the following: (a) insufficient trading interest in certain options; (b) restrictions on transactions imposed by an exchange; (c) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities; (d) inadequacy of the facilities of an exchange or the Clearing Corporation to handle trading volume; or (e) a decision by one or more exchanges to discontinue the trading of options or impose restrictions on types of orders. There can be no assurance that higher than anticipated trading activity or order flow or other unforeseen events might not at times render the trading facilities inadequate and thereby result in the institution of special trading procedures or restrictions which could interfere with the Portfolio's ability to effect closing transactions.

The Bond, Lehman Aggregate Bond Index, Balanced Index, Russell 2000 Small Cap Index and Nasdaq-100 Index Portfolios may write call options on futures contracts on U.S. Treasury Securities as a hedge against the adverse effect of expected increases in interest rates on the value of Portfolio securities, in order to establish more definitely the effective return on securities held by the Portfolio. The S&P 500 Index Portfolio, S&P MidCap 400 Index Portfolio, Balanced Index Portfolio, Russell 2000 Small Cap Index Portfolio and Nasdaq-100 Index Portfolio may write call options on futures contracts on their respective indexes or securities included therein only for hedging purposes to protect the price of securities it intends to buy and when such transactions enable it to correlate its investment performance more closely to that of their respective indexes than would a direct purchase of securities included in their respective indexes. The Portfolios will not write options on futures contracts for speculative purposes.

A futures contract on a debt security is a binding contractual commitment which will result in an obligation to make or accept delivery, during a specified future time, of securities having standardized face value and rate of return. Selling a futures contract on debt securities (assuming a short position) would give the Portfolio a legal obligation and right as seller to make future delivery of the security against payment of the agreed price.

Upon the exercise of a call option on a futures contract, the writer of the option (the Portfolio) is obligated to sell the futures contract (to deliver a long position to the option holder) at the option exercise price, which will presumably be lower than the current market price of the contract in the futures market. However, as with the trading of futures, most participants in the options markets do not seek to realize their gains or losses by exercise of their option rights. Instead, the holder of an option will usually realize a gain or loss by buying or selling an offsetting option at a market price that will reflect an increase or a decrease from the premium originally paid. Nevertheless, if an option on a futures contract written by the Portfolio is exercised, the Portfolio intends to either close out the futures contract by purchasing an offsetting futures contract, or deliver the underlying securities immediately, in order to avoid assuming a short position. There can be no assurance that the Portfolio will be able to enter into an offsetting transaction with respect to a particular contract at a particular time, but it may always deliver the underlying security.

As a writer of options on futures contracts, the Portfolio will receive a premium but will assume a risk of adverse movement in the price of the underlying futures contract. If the option is not exercised, the Portfolio will gain the amount of the premium, which may partially offset unfavorable changes in the value of securities held in the Portfolio. If the option is exercised, the Portfolio might incur a loss in the option transaction which would be reduced by the amount of the premium it has received.

While the holder or writer of an option on a futures contract may normally terminate its position by selling or purchasing an offsetting option, the Portfolio's ability to establish and close out options positions at fairly established prices will be subject to the maintenance of a liquid market. The Portfolio will not write options on futures contracts unless, in the Adviser's opinion, the market for such options has sufficient liquidity that the risks associated with such options transactions are not at unacceptable levels.

Risks. While options will be sold in an effort to reduce certain risks, those transactions themselves entail certain other risks. Thus, while the Portfolio may benefit from the use of options, unanticipated changes in interest rates or security price movements may result in a poorer overall performance for the Portfolio than if it had not entered into any options transactions. The price of U.S. Treasury Securities futures are volatile and are influenced, among other things, by changes in prevailing interest rates and anticipation of future interest rate changes. The price of S&P 500, S&P 400 Index, Russell 2000 Index and Nasdaq-100 Index futures are also volatile and are influenced, among other things, by changes in conditions in the securities markets in general.

In the event of an imperfect correlation between a futures position (and a related option) and the Portfolio position which is intended to be protected, the desired protection may not be obtained. The correlation between changes in prices of futures contracts and of the securities being hedged is generally only approximate. The amount by which such correlation is imperfect depends upon many different circumstances, such as variations in speculative market demand for futures and for debt securities (including technical influences in futures trading) and differences between the financial instruments being hedged and the instruments underlying the standard options on futures contracts available for trading.

Due to the imperfect correlation between movements in the prices of futures contracts and movements in the prices of the underlying debt securities, the price of a futures contract may move more than or less than the price of the securities being hedged. If the price of the future moves less than the price of the securities which are the subject of the hedge, the hedge will not be fully effective and if the price of the securities being hedged has moved in an unfavorable direction, the Portfolio would be in a better position than if it had not hedged at all. If the price of the futures moves more than the price of the security, the Portfolio will experience either a gain or loss on the option on the future which will not be completely offset by movements in the price of the securities which are the subject of the hedge.

The market prices of futures contracts and options thereon may be affected by various factors. If participants in the futures market elect to close out their contracts through offsetting transactions rather than meet margin deposit requirements, distortions in the normal relationship between the debt securities and futures markets could result. Price distortions could also result if investors in futures contracts make or take delivery of underlying securities rather than engage in closing transactions. This could occur, for example, if there is a lack of liquidity in the futures market. From the point of view of speculators, the deposit requirements in the futures markets are less onerous than margins requirements in the securities markets; accordingly, increased participation by speculators in the futures market could cause temporary price distortions. A correct forecast of interest rate trends by the adviser may still not result in a successful hedging transaction because of possible price distortions in the futures market and because of the imperfect correlation between movements in the prices of debt securities and movements in the prices of futures contracts. A well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends.

Limitations on the Use of Options on Futures. The Portfolio will only write options on futures that are traded on exchanges and are standardized as to maturity date and underlying financial instrument. The principal exchanges in the United States for trading options on Treasury Securities are the Board of Trade of the City of Chicago and the Chicago Mercantile Exchange. These exchanges and trading options on futures are regulated under the Commodity Exchange Act by the Commodity Futures Trading Commission ("CFTC").

It is the Fund's opinion that it is not a "commodity pool" as defined under the Commodity Exchange Act and in accordance with rules promulgated by the CFTC.

The Portfolio will not write options on futures contracts for which the aggregate premiums exceed 5% of the fair market value of the Portfolio's assets, after taking into account unrealized profits and unrealized losses on any such contracts it has entered into (except that, in the case of an option that is in-the-money at the time of purchase, the in-the-money amount generally may be excluded in computing the 5%).

All of the futures options transactions employed by the Portfolio will be bona fide hedging transactions, as that term is used in the Commodity Exchange Act and has been interpreted and applied by the CFTC. To ensure that its futures options transactions meet this standard, the Fund will enter into such transactions only for the purposes and with the intent that CFTC has recognized to be appropriate.

Custodial Procedures and Margins. The Fund's Custodian acts as the Fund's escrow agent as to securities on which the Fund has written call options and with respect to margin which the Fund must deposit in connection with the writing of call options on futures contracts. The Clearing Corporation (CC) will release the securities or the margin from escrow on the expiration of the call, or when the Fund enters into a closing purchase transaction. In this way, assets of the Fund will never be outside the control of the Fund's custodian, although such control might be limited by the escrow receipts issued.

At the time the Portfolio sells a call option on a contract for future delivery of U.S. Treasury Securities ("Treasury futures contract"), it is required to deposit with its custodian, in an escrow account, a specified amount of cash or U.S. Government securities ("initial margin"). The account will be in the name of the CC. The amount of the margin generally is a small percentage of the contract amount. The margin required is set by the exchange on which the contract is traded and may be modified during the term of the contract. The initial margin is in the nature of a performance bond or good faith deposit, and it is released from escrow upon termination of the option assuming all contractual obligations have been satisfied. The Portfolio will earn interest income on its initial margin deposits.

In accordance with the rules of the exchange on which the option is traded, it might be necessary for the Portfolio to supplement the margin held in escrow. This will be done by placing additional cash or U.S. Government securities in the escrow account. If the amount of required margin should decrease, the CC will release the appropriate amount from the escrow account.

The assets in the margin account will be released to the CC only if the Portfolio defaults or fails to honor its commitment to the CC and the CC represents to the custodian that all conditions precedent to its right to obtain the assets have been satisfied.

Lending Portfolio Securities
The S&P 500 Index Portfolio, S&P MidCap 400 Index Portfolio, Lehman Aggregate Bond Index Portfolio, Balanced Index Portfolio, Russell 2000 Small Cap Index Portfolio, Nasdaq-100 Index Portfolio, Zenith Portfolio and Bond Portfolio may lend portfolio securities with a value up to 33 1/3% of its total assets. Such loans may be terminated at any time. The Portfolio will continuously maintain as collateral cash or obligations issued by the U.S. government, its agencies or instrumentalities in an amount equal to not less than 100% of the current market value (on a daily marked-to-market basis) of the loaned securities plus declared dividends and accrued interest. While portfolio securities are on loan, the borrower will pay the Portfolio any income accruing thereon, and the Portfolio may invest or reinvest the collateral (depending on whether the collateral is cash or U.S. Government securities) in portfolio securities, thereby earning additional income. Loans are typically subject to termination by the Portfolio in the normal settlement time, currently five business days after notice, or by the borrower on one day's notice. Borrowed securities must be returned when the loan is terminated. Any gain or loss in the market price of the borrowed securities which occurs during the term of the loan inures to the Portfolio and its shareholders. The Portfolio may pay reasonable finders', borrowers', administrative, and custodial fees in connection with a loan of its securities. The Adviser will review and monitor the creditworthiness of such borrowers on an ongoing basis.

Pledging of Assets
The S&P 500 Index Portfolio, S&P MidCap 400 Index Portfolio, Lehman Aggregate Bond Index Portfolio, Balanced Index Portfolio, Russell 2000 Small Cap Index Portfolio, Nasdaq-100 Index Portfolio, Zenith Portfolio and Bond Portfolio may pledge or mortgage assets in conformance with the Portfolio's fundamental investment restrictions regarding borrowing and reverse repurchase agreements. Margin deposits for the purchase and sale of financial futures contracts and related options are not deemed to be a pledge.

Unit Investment Trusts
The S&P 500 Index Portfolio may invest in Standard & Poor's Depositary Receipts(R) ("SPDRs(R)"), the S&P MidCap 400 Index Portfolio may invest in Standard & Poor's MidCap Depositary Receipts(R) ("MIDCAP SPDRs(R)"), and the Nasdaq-100 Index Portfolio may invest in shares of the Nasdaq-100 Trust ("Nasdaq-1000 Trust(R)"). SPDRs, MIDCAP SPDRs and Nasdaq-100 Trust Shares are units of beneficial interest in a unit investment trust ("UIT"), representing proportionate undivided interests in a portfolio of securities in substantially the same weighting as the component common stocks of the S&P 500, S&P MidCap 400 Index and Nasdaq-100 Index, respectively. In addition, each Portfolio may invest in a UIT, which is currently in existence or is created in the future, that is designed to trace the performance of the Portfolio's underlying Index. While the investment objective of such a UIT is to provide investment results that generally correspond to the price and yield performance of the component common stocks of the respective indexes, there can be no assurance that this investment objective will be met fully. As UIT's are securities issued by an investment company, non-fundamental restriction (5) below restricts their purchases to 10% of the Portfolio's assets.

                  INVESTMENT RESTRICTIONS

The Fund has adopted the following fundamental restrictions relating to the investment of assets of the Portfolios and other investment activities. These are fundamental policies and may not be changed without the approval of holders of the majority of the outstanding voting shares of each Portfolio affected (which for this purpose means the lesser of: [i] 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented, or [ii] more than 50% of the outstanding shares). A change in policy affecting only one Portfolio may be effected with the approval of the majority of the outstanding voting shares of that Portfolio only. The Fund's fundamental investment restrictions provide that no Portfolio of the Fund is allowed to:

(1) Issue senior securities (except that each Portfolio may borrow money as described in restriction [9] below).

(2) With respect to 75% of the value of its total assets (or with respect to 50% of the value of its total assets for the Nasdaq-100 Index Portfolio), invest more than 5% of its total assets in securities (other than securities issued or guaranteed by the United States Government or its agencies or instrumentalities) of any one issuer.

(3) Purchase more than either: (i) 10% in principal amount of the outstanding debt securities of an issuer, or (ii) 10% of the outstanding voting securities of an issuer, except that such restrictions shall not apply to securities issued or guaranteed by the United States Government or its agencies or instrumentalities.

(4) Invest more than 25% of its total assets in the securities of issuers primarily engaged in the same industry. For purposes of this restriction, gas, gas transmission, electric, water, and telephone utilities each will be considered a separate industry. This restriction does not apply to obligations of banks or savings and loan associations or to obligations issued or guaranteed by the United States Government, its agencies or instrumentalities. This restriction does not apply to the Nasdaq-100 Index Portfolio.

(5) Purchase or sell commodities, commodity contracts, or real estate, except that each Portfolio may purchase securities of issuers which invest or deal in any of the above, and except that each Portfolio may invest in securities that are secured by real estate. This restriction does not apply to obligations issued or guaranteed by the United States Government, its agencies or instrumentalities or to futures contracts or options purchased by the S&P 500 Index Portfolio, S&P MidCap 400 Index Portfolio, Balanced Index Portfolio, Russell 2000 Small Cap Index Portfolio and Nasdaq-100 Index Portfolio in compliance with non-fundamental restrictions [8 and 9] below.

(6) Purchase any securities on margin (except that the Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities) or make short sales of securities or maintain a short position.

(7) Make loans, except through the purchase of obligations in private placements or by entering into repurchase agreements (the purchase of publicly traded obligations not being considered the making of a loan).

(8) Lend its securities, if, as a result, the aggregate of such loans would exceed one-third of the Portfolio's total assets.

(9) Borrow amounts in excess of 10% of its total assets, taken at market value at the time of the borrowing, and then only from banks (and, in the case of the S&P 500 Index Portfolio, S&P MidCap 400 Index Portfolio, Balanced Index Portfolio, Russell 2000 Small Cap Index Portfolio and Nasdaq-100 Index Portfolio by entering into reverse repurchase agreements) as a temporary measure for extraordinary or emergency purposes, or to meet redemption requests that might otherwise require the untimely disposition of securities, and not for investment or leveraging.

(10) Underwrite securities of other issuers except insofar as the Fund may be deemed an underwriter under the Securities
     Act of 1933 in selling shares of each Portfolio and except as it may be deemed such in a sale of restricted securities.

(11) Invest more than 10% of its total assets in repurchase agreements maturing in more than seven days, "small bank" certificates of deposit that are not readily marketable, and other illiquid investments.

(12) As to the Russell 2000 Small Cap Index Portfolio and the
     Nasdaq-100 Index Portfolio, enter into reverse repurchase agreements if the total of such investments would exceed 5% of the total assets of the Portfolio.

The Fund has also adopted the following additional investment restrictions that are not fundamental and may be changed by the Board of Directors without shareholder approval. Under these restrictions, no Portfolio of the Fund may:

(1) Participate on a joint (or a joint and several) basis in any trading account in securities (but this does not prohibit the "bunching" of orders for the sale or purchase of Portfolio securities with the other Portfolios or with other accounts advised or sponsored by the Adviser or any of its affiliates to reduce brokerage commissions or other-wise to achieve best overall execution).

(2) Purchase or retain the securities of any issuer, if, to the knowledge of the Fund, officers and directors of the Fund, the Adviser or any affiliate thereof each owning beneficially more than 1/2% of one of the securities of such issuer, own in the aggregate more than 5% of the securities of such issuer.

(3) Purchase or sell interests in oil, gas, or other mineral exploration or development programs, or real estate mortgage loans, except that each Portfolio may purchase securities of issuers which invest or deal in any of the above, and except that each Portfolio may invest in securities that are secured by real estate mortgages. This restriction does not apply to obligations or other securities issued or guaranteed by the United States Government, its agencies or instrumentalities.

(4) Invest in companies for the purpose of exercising control
    (alone or together with the other Portfolios).

(5) Purchase securities of other investment companies with an aggregate value in excess of 5% of the Portfolio's total assets, except in connection with a merger, consolidation, acquisition or reorganization, or by purchase in the open market of securities of closed-end investment companies where no underwriter or dealer's commission or profit, other than customary broker's commission, is involved, or by purchase of UIT's designed to track an Index and only if immediately thereafter not more than 10% of such Portfolio's total assets, taken at market value, would be invested in such securities.

The Fund has also adopted the following additional investment restrictions that are not fundamental and may be changed by the Board of Directors without shareholder approval. Under these restrictions:

The S&P 500 Index Portfolio, S&P MidCap 400 Index Portfolio,
Lehman Aggregate Bond Index Portfolio, Balanced Index Portfolio,
Russell 2000 Small Cap Index Portfolio and Nasdaq-100 Index
Portfolio of the Fund may not:

(6) Invest more than 20% of its assets in futures contracts and/or options on futures contracts, except as a temporary investment strategy until the Portfolio reaches $25 million ($50 million in the case of the Russell 2000 Small Cap Index Portfolio and Nasdaq-100 Index Portfolio) in net assets, the Portfolio may invest up to 100% of its assets in such futures and/or options contracts.

(7) Invest in options unless no more than 5% of its assets is paid for premiums for outstanding put and call options (including options on futures contracts) and unless no more than 25% of the Portfolio's assets consist of collateral for outstanding options.

If a percentage restriction (for either fundamental or nonfundamental policies) is adhered to at the time of investment, a later increase or decrease in percentage beyond the specified limit resulting from a change in values of portfolio securities or amount of net assets shall not be considered a violation.

In addition to the investment restrictions described above, the Fund will comply with restrictions contained in any current insurance laws in order that the assets of life insurance company separate accounts may be invested in Fund shares.


                    PORTFOLIO TURNOVER

Each Portfolio has a different expected annual rate of Portfolio turnover, which is calculated by dividing the lesser of purchases or sales of Portfolio securities during the fiscal year by the monthly average of the value of the Portfolio's securities (excluding from the computation all securities, including options, with maturities at the time of acquisition of one year or less). A high rate of Portfolio turnover generally involves correspondingly greater brokerage commission expenses, which must be borne directly by the Portfolio. Turnover rates may vary greatly from year to year as well as within a particular year and may also be affected by cash requirements for redemptions of each Portfolio's shares and by requirements which enable the Fund to receive certain favorable tax treatments. The Portfolio turnover rates will, of course, depend in large part on the level of purchases and redemptions of shares of each Portfolio. Higher Portfolio turnover can result in corresponding increases in brokerage costs to the Portfolios of the Fund and their shareholders. However, because rate of Portfolio turnover is not a limiting factor, particular holdings may be sold at any time, if investment judgment or Portfolio operations make a sale advisable.

The annual portfolio turnover rates for the Portfolios are set forth in the Financial Highlights section of the Prospectus.



                  MANAGEMENT OF THE FUND
                  Directors and Officers
Independent Directors

                                     Term of                            Number of
                                      Office                            Portfolios
                                       and                               in Fund
                                      Length         Principal           Complex
                        Position(s)     of          Occupation           Overseen       Other
                          with the     Time           During                by       Directorships
Name, Address and Age       Fund      Served      Past Five Years        Director   Held by
Director
---------------------    ---------   --------  ---------------------     --------   ---------------
-
George M. Callard, M.D.   Director   Director  Professor of Clinical        23      Health Alliance
2345 Bedford Avenue                  since     Surgery, University                  of Cincinnati
Cincinnati, Ohio 45208                1987     of Cincinnati
(Age 68)

Theodore H. Emmerich      Director   Director  Consultant; former Partner,  23      American Financial
1201 Edgecliff Place                 since     Ernst & Whinney,                     Group; former
Cincinnati, Ohio 45206               1987      Accountants                          Director, Summit
(75)                                                                                Investment Trust
                                                                                    (two Portfolios)

Yvonne L. Gray            Director   Director  Chief Operating Officer,     23
1400 Reading Road                    since     United Way and Community
Cincinnati, Ohio 45202               1999      Chest; prior thereto,
(50)                                           Vice President/ Trust
                                               Operations Officer,
                                               Fifth Third Bank; former
                                               Audit Manager, Price
                                               Waterhouse

Jean Patrice              Director   Director  Former Interim President,    23
Harrington, S.C.                     since     Cincinnati State Technical
3217 Whitfield Avenue                1986      and Community College;
Cincinnati, Ohio 45220                         Former Executive Director,
(79)                                           Cincinnati Youth
                                               Collaborative; President
                                               Emeritus (formerly,
                                               President) College of
                                               Mount St. Joseph

Charles W. McMahon        Director   Director  Retired Senior Vice          23
19 Iron Woods Drive                  since     President and Director,
Cincinnati, Ohio 45239               1991      The Union Central Life
(82)                                           Insurance Company ("Union
                                               Central")

David C. Phillips         Director   Director  Co-Founder and Treasurer,    23      Meridian
37 W. Seventh Street                 since     Cincinnati Works Inc.               Bioscience, Inc.
Suite 200                            2001      (Job Placement); prior
Cincinnati, Ohio 45202                         thereto, Chief Executive
(63)                                           Officer, Downtown
                                               Cincinnati Inc. (Economic
                                               revitalization of
                                               Cincinnati)

Mary W. Sullivan          Director   Director  Attorney, Peck, Shaffer &    23      Franklin Savings
5932 Muddy Creek Road                since     Williams LLP                         and Loan Co.
Cincinnati, Ohio 45233               2001
(45)

Interested Directors and Officers

                                     Term of                            Number of
                                      Office                            Portfolios
                                       and                               in Fund
                                      Length         Principal           Complex
                        Position(s)     of          Occupation           Overseen       Other
                          with the     Time           During                by       Directorships
Name, Address and Age       Fund      Served      Past Five Years        Director   Held by Director
---------------------    ---------   --------  ---------------------     --------   ----------------

Harry Rossi*              Director   Director  Director Emeritus, Union     23      Carillon
8548 Wyoming Club Drive              since     Central; former Chairman,            Investments, Inc.
Cincinnati, Ohio 45215               1992      President and Chief
(82)                                           Executive Officer, Union
                                               Central, and Director
                                               Adviser

Steven R. Sutermeister*   Director,  Director  Senior Vice President,       23      Carillon
312 Elm Street            President  since     Union Central; President             Investments, Inc.;
Suite 2525                and Chief  1999      and Chief Executive                  Summit Investment
Cincinnati, OH 45202      Executive            Officer, Adviser.                    Partners, Inc.
(48)

John F. Labmeier          Vice       Officer   Vice President, Associate    NA      NA
1876 Waycross Road        President  since     General Counsel and
Cincinnati, OH 45240      and        1990      Assistant Secretary,
(53)                      Secretary            Union Central; Vice
                                               President and Secretary,
                                               Carillon Investments,
                                               Inc.; Secretary, Adviser

Thomas G. Knipper         Controller Officer   Treasurer, Adviser           NA      NA
312 Elm Street            and        since
Suite 2525                Treasurer  1995
Cincinnati, OH 45202
(44)

John M. Lucas             Assistant  Officer   Second Vice President,       NA      NA
1876 Waycross Road        Secretary  since     Counsel and Assistant
Cincinnati, OH 45240                 1990      Secretary, Union Central
(50)

* Messrs. Rossi and Sutermeister are considered to be "interested persons" of the Fund (within the meaning of the Investment Company Act of 1940) because of their affiliation with the Adviser.

BOARD OF DIRECTORS
The business and affairs of Summit Mutual Funds are managed under the direction of the Board of Directors. All powers of Summit Mutual Funds are vested in, and may be exercised by or under the authority of the Board of Directors except as conferred on or reserved to the shareholders by the laws of the state of Maryland or Summit Mutual Funds' Articles of Incorporation or By-laws.

The Board has a standing audit committee, which consists of George M. Callard, M.D., Theodore H. Emmerich, Yvonne L. Gray, Jean Patrice Harrington, S.C., Charles W. McMahon, David C. Phillips and Mary W. Sullivan, each of whom is not an "interested person" of the Company as defined in the 1940 Act ("Independent Director(s)"). The purpose of the audit committee is to meet with the independent accountants and officers to review accounting principles used by Summit Mutual Funds, the adequacy of internal controls, the responsibilities and fees of the independent accountants, and other matters. During 2001, the audit committee held two meetings.

The Board has a standing nominating committee, which consists of George M. Callard, M.D., Yvonne L. Gray and Jean Patrice Harrington, S.C., each of whom is an Independent Director. The purpose of the nominating committee is to review and nominate candidates for positions as Directors to fill vacancies on the Board. During 2001, the nominating committee held one meeting. The nominating committee will consider Director candidates recommended in writing by shareholders. Recommendations should be addressed to Summit Mutual Funds, 312 Elm Street, Suite 2525, Cincinnati, Ohio 45202.

Directors owned outstanding shares of Summit Mutual Funds as follows:


                                                                     Aggregate Dollar Range
                                                                      of Equity Securities
                                                                  in ALL Registered Investment
                                 Dollar Range of Equity         Companies Overseen by Director in
Name of Director                 Securities in the Fund          Family of Investment Companies
----------------                 ----------------------         ---------------------------------
George M. Callard, M.D.         none
Theodore H. Emmerich            none
Yvonne L. Gray                  none
Jean Patrice Harrington, S.C.*  none*
Charles W. McMahon              $1-$10,000 (Money Market Fund)                   $1-$10,000
David C. Phillips               none
Harry Rossi                     none
Mary W. Sullivan                $1-$10,000 (Everest Fund)                        $1-$10,000
Steven R. Sutermeister          $1-$10,000 (Nasdaq-100 Index Fund)               over $100,000
                                $1-$10,000 (Russell 2000 Small Cap Index Fund)
                                $10,001-$50,000 (EAFE International Index Fund)
                                $10,001-$50,000 (Everest Fund)
                                $10,001-$50,000 (S&P 500 Index Fund)
                                $10,001-$50,000 (S&P MidCap 400 Index Fund)
                                over $100,000 (Money Market Fund)



* The religious order to which Jean Patrice Harrington, S.C.
belongs has purchased shares of the Total Social Impact Fund in the $1-$10,000 range.

As of the date of this Statement of Additional Information, no officers or directors of Summit Mutual Funds owned more than 5% of any of the outstanding shares of Summit Mutual Funds. Directors who are not officers or employees of Union Central or Adviser are paid a fee plus actual out-of-pocket expenses by Summit Mutual Funds for each meeting of the Board of Directors attended. Total fees and expenses incurred for 2001 were $130,300.

As of December 31, 2001, no Director owned beneficially or of record any securities of the investment adviser or principal underwriter of Summit Mutual Funds, or a person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with an investment adviser of principal underwriter of Summit Mutual Funds.

A former executive of Union Central, Director Charles W. McMahon receives retirement benefits from Union Central's qualified defined benefit pension plan. During the two year period ended December 31, 2001, the total benefits Mr. McMahon received from Union Central's pension plan amounted to $80,567.04.


                        Compensation Table

           (1)                    (2)           (3)            (4)             (5)
                                             Pension or                       Total
                                             Retirement                    Compensation
                                              Benefits       Estimated       From Fund
                                Aggregate    Accrued as       Annual         and Fund
                              Compensation  Part of Fund   Benefits Upon   Complex Paid
Name of Person, Position        From Fund      Expenses      Retirement    to Directors
------------------------      ------------  ------------   -------------   ------------
George M. Callard, M.D.*        $18,000         -               -           $18,000
Director
Theodore H. Emmerich            $19,100         -               -           $19,100
Director
Yvonne L. Gray                  $19,100         -               -           $19,100
Director
Jean Patrice Harrington, S.C.   $19,800         -               -           $19,800
Director
Charles W. McMahon*             $18,000         -               -           $18,000
Director
David C. Phillips                $3,500         -               -            $3,500
Director
Harry Rossi                       N/A          N/A             N/A            N/A
Director
Mary W. Sullivan                 $3,500         -               -            $3,500
Director
Steven R. Sutermeister            N/A          N/A             N/A            N/A
Director

* Messrs. Callard and McMahon have deferred their compensation in past years. As of December 31, 2001, the total amount deferred, including interest, was as follows: Dr. Callard -
$113,849; Mr. McMahon - $32,929.

Investment Adviser
The Fund has entered into an Investment Advisory Agreement ("Agreement") with Summit Investment Partners, Inc. ("Adviser"), whose principal business address is 312 Elm Street, Suite 1212, Cincinnati, Ohio 45202. The Adviser was incorporated under the laws of Ohio on August 18, 1986, and is a wholly-owned subsidiary of Union Central. Executive officers and directors of the Adviser who are affiliated with the Fund are Steven R. Sutermeister, Director, President and Chief Executive Officer; Thomas G. Knipper, Treasurer; and John F. Labmeier, Secretary.

Pursuant to the Agreement, the Fund has retained the Adviser to manage the investment of the Fund's assets, including the placing of orders for the purchase and sale of Portfolio securities. The Adviser is at all times subject to the direction and supervision of the Board of Directors of the Fund.

The Adviser continuously furnishes an investment program for each Portfolio, is responsible for the actual management of each Portfolio and has responsibility for making decisions to buy, sell or hold any particular security. The Adviser obtains and evaluates such information and advice relating to the economy, securities markets, and specific securities as it considers necessary or useful to continuously manage the assets of the Portfolios in a manner consistent with their investment objectives, policies and restrictions. The Adviser considers analyses from various sources, makes necessary investment decisions and effects transactions accordingly. The Adviser also performs certain administrative functions for the Fund.
The Adviser may utilize the advisory services of subadvisers for one or more of the Portfolios.

Payment of Expenses
The Fund has also entered into an administrative services agreement with the Adviser in which the Adviser, at its expense, maintains certain of the Fund's books and records (other than those provided by Firstar Mutual Fund Services, LLC, by agreement) and furnishes such office space, facilities, equipment, and clerical help as the Fund may reasonably require in the conduct of business. In addition, the Adviser pays for the services of all executive, administrative, clerical, and other personnel, including officers of the Fund, who are employees of Union Central. Expenses not expressly assumed by the Adviser under the Agreement will be paid by the Fund.

Each Portfolio pays all other expenses incurred in its operation and a portion of the Fund's general administration expenses allocated on the basis of the asset size of the respective Portfolios. Expenses other than the Adviser's fee that are borne directly and paid individually by a Portfolio include, but are not limited to, brokerage commissions, dealer markups, expenses incurred in the acquisition of Portfolio securities, transfer taxes, transaction expenses of the custodian, pricing services used by only one or more Portfolios, and other costs properly payable by only one or more Portfolios. Expenses which are allocated on the basis of size of the respective Portfolios include custodian (portion based on asset size), dividend disbursing agent, transfer agent, bookkeeping services (except annual per Portfolio base charge), pricing, shareholder's and directors' meetings, directors' fees, proxy statement and Prospectus preparation, registration fees and costs, fees and expenses of legal counsel not including employees of the Adviser, membership dues of industry associations, postage, insurance premiums including fidelity bond, and all other costs of the Fund's operation properly payable by the Fund and allocable on the basis of size of the respective Portfolios.
The Adviser will pay any expenses of the S&P 500 Index Portfolio, S&P MidCap 400 Index Portfolio, Balanced Index Portfolio and Nasdaq-100 Index Portfolio, other than the advisory fee for those Portfolios, to the extent that such expenses exceed .30% of that Portfolio's net assets. The Adviser will also pay any expenses of the Russell 2000 Small Cap Index Portfolio, other than the advisory fee for those Portfolios, to the extent that such expenses exceed .40% of that Portfolio's net assets.

Depending on the nature of a legal claim, liability or lawsuit, litigation costs, payment of legal claims or liabilities and any indemnification relating thereto may be directly applicable to a Portfolio or allocated on the basis of the size of the respective Portfolios. The directors have determined that this is an appropriate method of allocation of expenses.

Advisory Fee
As full compensation for the services and facilities furnished to the Fund and expenses of the Fund assumed by the Adviser, the Fund pays the Adviser monthly compensation calculated daily as described on page 22 of the Prospectus. The compensation after all waivers for each Portfolio was as follows:

                                          S&P                 Russell
                                         MidCap                 2000                 Aggregate
                              S&P 500      400     Balanced   Small Cap  Nasdaq-100    Bond
       Zenith        Bond      Index      Index      Index      Index      Index       Index
Year  Portfolio   Portfolio  Portfolio  Portfolio  Portfolio  Portfolio  Portfolio   Portfolio
2001  $  342,251   $132,556   $306,448   $55,393    $ 40,074   $60,090    $36,574       N/A
2000  $  401,655   $193,205   $489,061   $46,232    $ 73,955   $37,588    $25,777     $11,406
1999  $1,025,375   $514,217   $632,729   $41,235    $106,499     N/A        N/A         N/A


Investment Advisory Agreement and Administrative Services
Agreement
The Investment Advisory Agreement was initially approved by the Fund's Board of Directors, including a majority of the directors who are not interested persons of the Adviser, on March 22, 1984. Unless earlier terminated as described below, the Agreement will continue in effect from year to year if approved annually: (a) by the Board of Directors of the Fund or by a majority of the outstanding shares of the Fund, including a majority of the outstanding shares of each Portfolio; and (b) by a majority of the directors who are not parties to such contract or interested persons (as defined by the Investment Company Act of 1940) of any such party. The Agreement is not assignable and may be terminated without penalty by the Fund on 60 days notice, and by the Adviser on 90 days notice.

At a shareholders' meeting on November 9, 2001, the shareholders approved an amendment to the Investment Advisory Agreement that eliminates certain administrative responsibilities enumerated in the Investment Advisory Agreement for all of the Portfolios and incorporates them into a separate administrative services agreement between the Fund and the Adviser. The Board of Directors previously approved the amendment on September 26, 2001.

Administrative responsibilities including:
* preparing, maintaining, analyzing and reporting on the Portfolios' expenses,
* authorizing payment of Fund and Portfolio expenses,
* coordinating completion of annual audits,
* drafting semi-annual and annual financial statements,
* preparing tax returns,
* coordinating Board meetings,
* preparing and filing reports to the SEC and states, and
* coordinating and managing procedures for compliance with federal and state regulations are now eliminated from the Investment Advisory Agreement. Those responsibilities are covered by a separate administrative services agreement between the Fund and the Adviser. A separate administrative service fee of 0.10% of average daily net assets on an annual basis, will be imposed for these services, reduced to 0.05% by a twelve-month noncancellable waiver for the S&P 500 Index, S&P MidCap 400 Index, Russell 2000 Small Cap Index, Nasdaq-100 Index and Balanced Index Portfolios. Based upon information provided by management, the Board determined that the additional cost to the Portfolios is necessary to address the rising burden of administration relative to when the current arrangement was conceived in 1984. Also, Fund expense levels are anticipated to remain near or below comparable funds and industry averages.

In approving the amendment to the Investment Advisory Agreement, the Board reviewed the Portfolios' investment performance as measured by Lipper and Morningstar rankings, fund expense ratio levels and the Adviser's profitability. The Board also considered information provided by the Adviser that increased administration expenses put a strain on capital available for enhancements to customer services (e.g., Website development and enhancement) to meet competition, investments in future growth opportunities or attracting and retaining qualified Fund management.

At the aforementioned November 9, 2001 meeting, the shareholders also approved an amendment to the Investment Advisory Agreement that eliminates breakpoints in the investment advisory fee schedule for the Bond Portfolio and the Zenith Portfolio. This amendment does not change the current level of investment advisory fees paid by these Portfolios. It does, however, eliminate the chance for each of the two Portfolios' investment advisory fees to be reduced in the future if the Portfolio's net assets grow from the current level ($29.1 million for the Bond Portfolio and $54.6 million for the Zenith Portfolio, as of December 31, 2001) to more than $150 million.

The Board of Directors previously approved this amendment on September 26, 2001. Among the factors considered by the Board were the following:

  * Special services and extensive information are demanded by the Adviser by new participating companies that have the effect of significantly reducing the economies of scale to the Adviser that are occasioned by asset growth resulting from new sales of Portfolio shares to additional insurance companies.
  * None of the other Portfolios have breakpoints in their fee schedules.
  * The management fees and expenses of the Bond Portfolio and Zenith Portfolio will remain competitive with other mutual funds with which it competes despite the elimination of the breakpoints.
  * Based on assets as of December 31, 2001, neither the Bond Portfolio nor Zenith Portfolio will have an immediate increase in investment advisory fees as a result of the elimination of the breakpoints.

The Investment Advisory Agreement provides that the Adviser shall not be liable to the Fund or to any shareholder for any error of judgment or mistake of law or for any loss suffered by the Fund or by any shareholder in connection with matters to which the Investment Advisory Agreement relates, except a loss resulting from willful misfeasance, bad faith, gross negligence, or reckless disregard on the part of the Adviser in the performance of its duties thereunder. In the case of administration services, the Adviser will be held to the aforementioned standard of liability.

The Investment Advisory Agreement in no way restricts the Adviser from acting as investment manager or adviser to others.

If the question of continuance of the Investment Advisory Agreement (or adoption of any new Agreement) is presented to shareholders, continuance (or adoption) with respect to a Portfolio shall be effective only if approved by a majority vote of the outstanding voting securities of that Portfolio. If the shareholders of any one or more of the Portfolios should fail to approve the Agreement, the Adviser may nonetheless serve as an adviser with respect to any Portfolio whose shareholders approved the Agreement.

Service Agreement
Under a Service Agreement between the Adviser and Union Central, Union Central has agreed to make available to the Adviser the services of certain employees of Union Central on a part-time basis for the purpose of better enabling the Adviser to fulfill its obligations to the Fund. Pursuant to the Service Agreement, the Adviser shall reimburse Union Central for all costs allocable to the time spent on the affairs of the Adviser by the employees provided by Union Central. In performing their services for the Adviser pursuant to the Service Agreement, the specified employees shall report and be solely responsible to the officers and directors of the Adviser or persons designated by them. Union Central shall have no responsibility for the investment recommendations or decisions of the Adviser. The obligation of performance under the Investment Advisory Agreement is solely that of the Adviser and Union Central undertakes no obligation in respect thereto except as otherwise expressly provided in the Service Agreement. On February 26, 2001 the Service Agreement was approved for continuance for one
(1) year by the Board of Directors by unanimous vote of those present, including a majority of the directors who are not parties to such contract or interested persons of any such party.

Securities Activities of Adviser
Securities held by the Fund may also be held by Union Central or by other separate accounts or mutual funds for which the Adviser acts as an adviser. Because of different investment objectives or other factors, a particular security may be bought by Union Central or by the Adviser or for one or more of its clients, when one or more other clients are selling the same security.
If purchases or sales of securities for one or more of the Fund's Portfolios or other clients of the Adviser or Union Central arise for consideration at or about the same time, transactions in such securities will be made, insofar as feasible, for the Fund's Portfolios, Union Central, and other clients in a manner deemed equitable to all. To the extent that transactions on behalf of more than one client of the Adviser during the same period may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price.

On occasions when the Adviser deems the purchase or sale of a security to be in the best interests of the Fund as well as other accounts or companies, it may, to the extent permitted by applicable laws and regulations, but will not be obligated to, aggregate the securities to be sold or purchased for the Fund (or for two or more Portfolios) with those to be sold or purchased for other accounts or companies in order to obtain more favorable execution and low brokerage commissions. In that event, allocation of the securities purchased or sold, as well as the expenses incurred in the transaction, will be made by the Adviser in the manner it considers to be most equitable and consistent with its fiduciary obligations to the Fund Portfolio(s) and to such other accounts or companies. In some cases this procedure may adversely affect the size of the position obtainable for a Portfolio.

Code of Ethics
The Adviser, as well as the Fund, has adopted a code of ethics under Rule 17j-1 of the Investment Company Act of 1940. Employees of the Adviser are permitted to make personal securities transactions, subject to the requirements and restrictions set forth in the Adviser's code of ethics. The code of ethics contains provisions and requirements designed to identify and address certain conflicts of interest between personal investment activities and the interests of investment advisory clients such as the Funds. Among other things, the code of ethics, which generally complies with standards recommended by the Investment Company Institute's Advisory Group on Personal Investing, prohibits certain types of transactions absent prior approval, imposes time periods during which personal transactions may not be made in certain securities, and requires the submission of duplicate broker confirmations and monthly reporting of securities transactions. Additional restrictions apply to portfolio managers, traders, research analysts and others involved in the investment advisory process. Exceptions to these and other provisions of the code of ethics may be granted in particular circumstances after review by appropriate personnel.

             DETERMINATION OF NET ASSET VALUE

As described on page 23 of the Prospectus, the net asset value of shares of the Fund is determined once daily, Monday through Friday as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m., Eastern Time), when there are purchases or redemptions of Fund shares, except: (i) when the New York Stock Exchange is closed (currently New Year's Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day); and (ii) any day on which changes in the value of the Portfolio securities of the Fund will not materially affect the current net asset value of the shares of a Portfolio.

Securities held by the Portfolios, except for money market instruments maturing in 60 days or less, will be valued as follows: Securities which are traded on stock exchanges (including securities traded in both the over-the-counter market and on exchange), or listed on the NASDAQ National Market System, are valued at the last sales price as of the close of the New York Stock Exchange on the day the securities are being valued, or, lacking any sales, at the closing bid prices. Securities traded only in the over-the-counter market are valued at the last bid prices quoted by brokers that make markets in the securities at the close of trading on the New York Stock Exchange. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors.

Money market instruments with a remaining maturity of 60 days or less are valued on an amortized cost basis. Under this method of valuation, the instrument is initially valued at cost (or in the case of instruments initially valued at market value, at the market value on the day before its remaining maturity is such that it qualifies for amortized cost valuation); thereafter, the Fund assumes a constant proportionate amortization in value until maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price that would be received upon sale of the instrument.

               PURCHASE AND REDEMPTION OF SHARES

The Fund offers shares of the Summit Pinnacle Series of Portfolios, without sales charge, only to separate accounts of The Union Central Life Insurance Company and other affiliated or unaffiliated life insurance companies. It is possible that at some later date the Fund may offer shares to other investors.

The Fund is required to redeem all full and fractional shares of the Fund for cash at the net asset value per share. Payment for shares redeemed will generally be made within seven days after receipt of a proper notice of redemption. The right to redeem shares or to receive payment with respect to any redemption may only be suspended for any period during which: (a) trading on the New York Stock Exchange is restricted as determined by the Securities and Exchange Commission or such exchange is closed for other than weekends and holidays; (b) an emergency exists, as determined by the Securities and Exchange Commission, as a result of which disposal of Portfolio securities or determination of the net asset value of a Portfolio is not reasonably practicable; and (c) the Securities and Exchange Commission by order permits postponement for the protection of shareholders.

                            TAXES

Each Portfolio of the Fund will be treated as a separate entity for federal income tax purposes. Each Portfolio has qualified and has elected to be taxed as a "regulated investment company" under the provisions of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). If a Portfolio qualifies as a "regulated investment company" and complies with the provisions of the Code by distributing substantially all of its net income (both ordinary income and capital gain), the Portfolio will be relieved from federal income tax on the amounts distributed.

In order to qualify as a regulated investment company, in each taxable year each Portfolio must, among other things: (a) derive at least 90 percent of its gross income from dividends, interest, payments with respect to loans of securities, and gains from the sale or other disposition of stocks or securities or foreign currencies (subject to the authority of the Secretary of the Treasury to exclude certain foreign currency gains) or other income (including, but not limited to, gains from options, futures, or forward contracts which are ancillary to the Portfolio's principal business of investing in stocks or securities or options and futures with respect to stocks or securities) derived with regard to its investing in such stocks, securities or currencies; and (b) derive less than 30 percent of its gross income from gains (without deduction for losses) realized on the sale or other disposition of any of the following held for less than three months: securities, options, futures or forward contracts (other than options, futures or forward contracts on foreign currencies) or certain foreign currencies. In order to meet the requirements noted above, the Fund may be required to defer disposing of certain options, futures contracts and securities beyond the time when it might otherwise be advantageous to do so. These requirements may also affect the Fund's investments in various ways, such as by limiting the Fund's ability to:(a) sell investments held for less than three months; (b) effect closing transactions on options written less than three months previously; (c) write options for a period of less than three months; and (d) write options on securities held for less than the long-term capital gains holding period. For a discussion of tax consequences to owners of annuity contracts, see the Prospectus for those contracts.

The discussion of "Taxes" in the Prospectus, in conjunction with the foregoing, is a general and abbreviated summary of the applicable provisions of the Code and Treasury Regulations currently in effect as interpreted by the Courts and the Internal Revenue Service.

           PORTFOLIO TRANSACTIONS AND BROKERAGE

The Adviser is primarily responsible for the investment decisions of each Portfolio, including decisions to buy and sell securities, the selection of brokers and dealers to effect the transactions, the placing of investment transactions, and the negotiation of brokerage commissions, if any. No Portfolio has any obligation to deal with any dealer or group of dealers in the execution of transactions in Portfolio securities. In placing orders, it is the policy of the Fund to obtain the most favorable net results, taking into account various factors, including price, dealer spread or commission, if any, size of the transaction, and difficulty of execution. While the Adviser generally seeks reasonably competitive spreads or commissions, the Portfolios will not necessarily be paying the lowest spread or commission available.

If the securities in which a particular Portfolio of the Fund invests are traded primarily in the over-the-counter market, where possible the Portfolio will deal directly with the dealers who make a market in the securities involved unless better prices and execution are available elsewhere. Such dealers usually act as principals for their own account. On occasion, securities may be purchased directly from the issuer. Bonds and money market instruments are generally traded on a net basis and do not normally involve either brokerage commissions or transfer taxes. The cost of Portfolio securities transactions of each Portfolio will consist primarily of brokerage commission or dealer or underwriter spreads.

While the Adviser seeks to obtain the most favorable net results in effecting transactions in the Portfolio securities, brokers who provide supplemental investment research to the Adviser may receive orders for transactions by the Fund. Such supplemental research service ordinarily consists of assessments and analyses of the business or prospects of a company, industry, or economic sector. If, in the judgment of the Adviser, the Fund will be benefited by such supplemental research services, the Adviser is authorized to pay commissions to brokers furnishing such services which are in excess of commissions which another broker may charge for the same transaction. Information so received will be in addition to and not in lieu of the services required to be performed by the Adviser under its Investment Advisory Agreement. The expenses of the Adviser will not necessarily be reduced as a result of the receipt of such supplemental information. In some cases, the Adviser may use such supplemental research in providing investment advice to its other advisory accounts.

During 2001, 23.3% of the Fund's total brokerage was allocated to brokers who furnish statistical data or research information.
Brokerage commissions paid during 2001, 2000 and 1999 were $244,615, $285,067, and $801,294, respectively.

                     GENERAL INFORMATION

Capital Stock
The Fund is a mutual fund. Its board of directors is responsible for supervising its business affairs and investments, which are managed on a daily basis by the Adviser. The Fund was incorporated under the laws of the State of Maryland on January 30, 1984. The Fund is a series fund with twenty-six classes of stock, one for each Portfolio (three of which are no longer offered to shareholders). The authorized capital stock of the Fund consists of 700,000,000 shares of common stock, par value ten cents ($0.10) per share. The shares of the authorized capital stock are currently divided into the following classes:

Fund                                     Authorized Capital Stock
Summit Pinnacle Series
Zenith Portfolio                          40,000,000 shares
Bond Portfolio                            30,000,000 shares
Capital Portfolio*                        30,000,000 shares
S&P 500 Index Portfolio                   30,000,000 shares
Micro-Cap Portfolio*                      20,000,000 shares
S&P MidCap 400 Index Portfolio            20,000,000 shares
Balanced Index Portfolio                  20,000,000 shares
Lehman Aggregate Bond Index Portfolio     20,000,000 shares
Russell 2000 Small Cap Index Portfolio    20,000,000 shares
Nasdaq-100 Index Portfolio                20,000,000 shares
EAFE International Index Portfolio        20,000,000 shares

Summit Apex Series
Money Market Fund                        150,000,000 shares
S&P 500 Index Fund                        20,000,000 shares
S&P MidCap 400 Index Fund                 20,000,000 shares
Russell 2000 Small Cap Index Fund         20,000,000 shares
Balanced Index Fund                       20,000,000 shares
Nasdaq-100 Index Fund                     20,000,000 shares
Lehman Aggregate Bond Index Fund          20,000,000 shares
Micro-Cap Fund*                           20,000,000 shares
Bond Fund                                 20,000,000 shares
Everest Fund                              20,000,000 shares
Total Social Impact Fund                  20,000,000 shares
Short-term Government Fund                20,000,000 shares
High Yield Bond Fund                      20,000,000 shares
Emerging Markets Bond Fund                20,000,000 shares
EAFE International Index Fund             20,000,000 shares

* The Capital Portfolio, Micro-Cap Portfolio and Micro-Cap Fund are no longer offered to shareholders.

The Board of Directors may change the designation of any Portfolio and may increase or decrease the number of authorized shares of any Portfolio, but may not decrease the number of authorized shares of any Portfolio below the number of shares then outstanding.

Each issued and outstanding share is entitled to participate equally in dividends and distributions declared by the respective Portfolio and, upon liquidation or dissolution, in net assets of such Portfolio remaining after satisfaction of outstanding liabilities.

Voting Rights
In accordance with an amendment to the Maryland General Corporation Law, the Board of Directors of the Fund has adopted an amendment to its Bylaws providing that unless otherwise required by the Investment Company Act of 1940, the Fund shall not be required to hold an annual shareholder meeting unless the Board of Directors determines to hold an annual meeting. The Fund intends to hold shareholder meetings only when required by law and such other times as may be deemed appropriate by its Board of Directors.

All shares of common stock have equal voting rights (regardless of the net asset value per share) except that on matters affecting only one Portfolio, only shares of the respective Portfolio are entitled to vote. The shares do not have cumulative voting rights. Accordingly, the holders of more than 50% of the shares of the Fund voting for the election of directors can elect all of the directors of the Fund if they choose to do so and in such event the holders of the remaining shares would not be able to elect any directors.

Matters in which the interests of all Portfolios are substantially identical (such as the election of directors or the approval of independent public accountants) will be voted on by all shareholders without regard to the separate Portfolios. Matters that affect all Portfolios but where the interests of the Portfolios are not substantially identical (such as approval of the Investment Advisory Agreement) would be voted on separately by each Portfolio. Matters affecting only one Portfolio, such as a change in its fundamental policies, are voted on separately by that Portfolio.

Matters requiring separate shareholder voting by Portfolio shall have been effectively acted upon with respect to any Portfolio if a majority of the outstanding voting securities of that Portfolio votes for approval of the matter, notwithstanding that: (1) the matter has not been approved by a majority of the outstanding voting securities of any other Portfolio; or (2) the matter has not been approved by a majority of the outstanding voting securities of the Fund.

The phrase "a majority of the outstanding voting securities" of a Portfolio (or of the Fund) means the vote of the lesser of:
(1) 67% of the shares of the Portfolio (or the Fund) present at a meeting if the holders of more than 50% of the outstanding shares are present in person or by proxy; or (2) more than 50% of the outstanding shares of the Portfolio (or the Fund).

At a shareholders' meeting on November 9, 2001, the shareholders approved an amendment to the Funds' articles of incorporation whereby the Board is permitted, without further shareholder approval, to effect, from time to time, a stock split or reverse stock split for any or all of the Portfolios that could affect relative voting power of shares in matters requiring a company-wide vote. On November 9, 2001, the Board of Directors authorized a 1-for-5 reverse stock split for all of the funds and Portfolios except the Money Market Fund. The effective date of the reverse stock split was February 19, 2002.

It is anticipated that Union Central will have voting control of the Fund. With voting control, Union Central could make fundamental and substantial changes (such as electing a new Board of Directors, changing the investment adviser or advisory fee, changing a Portfolio's fundamental investment objectives and policies, etc.) regardless of the views of Contract Owners. However, under current interpretations of presently applicable law, Contract Owners are entitled to give voting instructions with respect to Fund shares held in registered separate accounts and therefore all Contract Owners would receive advance notice before any such changes could be made.

Additional Information
This Statement of Additional Information and the Prospectus do not contain all the information set forth in the registration statement and exhibits relating thereto, which the Fund has filed with the Securities and Exchange Commission, Washington, D.C., under the Securities Act of 1933 and the Investment Company Act of 1940, to which reference is hereby made.

                    INDEPENDENT AUDITORS

The financial statements of the Fund have been audited by Deloitte & Touche LLP, 2 Prudential Plaza, 180 North Stetson Avenue, Chicago, Illinois 60601-6779, as indicated in their report dated February 8, 2002 which, along with the financial statements is included herein.

                          APPENDIX A

             S&P, FRANK RUSSELL AND NASDAQ DISCLAIMER

S&P

The S&P 500 is an unmanaged index of common stocks comprised of 500 industrial, financial, utility and transportation companies. "Standard & Poor's(R)", "S&P(R)", "S&P 500(R)", "Standard & Poor's 500(R)", "500", "S&P MidCap 400 Index", and "Standard & Poor's MidCap 400 Index" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by the Fund. The Portfolio is not sponsored, endorsed, sold or promoted by Standard & Poor's ("S&P"), a division of The McGraw-Hill Companies, Inc. S&P makes no representation or warranty, express or implied, to the beneficial owners of the Portfolio or any member of the public regarding the advisability of investing in securities generally or in the Portfolio particularly or the ability of the S&P 500 Index or the S&P MidCap 400 Index to track general stock market performance. S&P's only relationship to the Fund is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index which is determined, composed and calculated by S&P without regard to the Fund or the Portfolio. S&P has no obligation to take the needs of the Fund or the beneficial owners of the Portfolio into consideration in determining, composing or calculating the S&P 500 Index and the S&P MidCap 400 Index. S&P is not responsible for and has not participated in the determination of the prices and amount of the Portfolio or the timing of the issuance or sale of the Portfolio or in the determination or calculation of the equation by which the Portfolio is to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the Portfolio.

S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500 INDEX OR S&P MIDCAP 400 INDEX OR ANY DATA INCLUDED THEREIN AND S&P SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE FUND, BENEFICIAL OWNERS OF THE PORTFOLIO, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P 500 INDEX OR S&P MIDCAP 400 INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

RUSSELL 2000

The Russell 2000 Index is a trademark/service mark of the Frank Russell Company. Russell is a trademark of the Frank Russell Company. Summit Mutual Funds and the Russell 2000 Small Cap Index Portfolio are not promoted, sponsored or endorsed by, nor in any way affiliated with Frank Russell Company. Frank Russell is not responsible for and has not reviewed the Prospectus, and Frank Russell makes no representation or warranty, express or implied, as to its accuracy, or completeness, or otherwise.

Frank Russell Company reserves the right, at any time and without notice, to alter, amend, terminate or in any way change its Index. Frank Russell has no obligation to take the needs of any particular fund or its participants or any other product or person into consideration in determining, composing or calculating the Index.

Frank Russell Company's publication of the Index in no way suggests or implies an opinion by Frank Russell Company as to the attractiveness or appropriateness of the investment in any or all securities upon which the Index is based. FRANK RUSSELL COMPANY MAKES NO REPRESENTATION, WARRANTY, OR GUARANTEE AS TO THE ACCURACY, COMPLETENESS, RELIABILITY, OR OTHERWISE OF THE INDEX OR DATA INCLUDED IN THE INDEX. FRANK RUSSELL COMPANY MAKES NO REPRESENTATION OR WARRANTY REGARDING THE USE, OR THE RESULTS OF USE, OF THE INDEX OR ANY DATA INCLUDED THEREIN, OR ANY SECURITY (OR COMBINATION THEREOF) COMPRISING THE INDEX. FRANK RUSSELL COMPANY MAKES NO OTHER EXPRESS OR IMPLIED WARRANTY, AND EXPRESSLY DISCLAIMS ANY WARRANTY OF ANY KIND, INCLUDING, WITHOUT MEANS OF LIMITATION, ANY WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO THE INDEX OR ANY DATA OR ANY SECURITY (OR COMBINATION THEREOF) INCLUDED THEREIN.

Nasdaq

The Product is not sponsored, endorsed, sold or promoted by The Nasdaq Stock Market, Inc.(including its affiliates) (Nasdaq, with its affiliates, are referred to as the Corporations). The Corporations have not passed on the legality or suitability of, or the accuracy or adequacy of descriptions and disclosures relating to, the Product. The Corporations make no representation or warranty, express or implied to the owners of the Product or any member of the public regarding the advisability of investing in securities generally or in the Product particularly, or the ability of the Nasdaq-100 Index(R) to track general stock market performance. The Corporations' only relationship to the Fund (Licensee) is in the licensing of the Nasdaq-100(R), Nasdaq-100 Index(R), and Nasdaq(R) trademarks or service marks, and certain trade names of the Corporations and the use of the Nasdaq-100 Index(R) which is determined, composed and calculated by Nasdaq without regard to Licensee or the Product. Nasdaq has no obligation to take the needs of the Licensee or the owners of the Product into consideration in determining, composing or calculating the Nasdaq-100 Index(R). The Corporations are not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Product to be issued or in the determination or calculation of the equation by which the Product is to be converted into cash. The Corporations have no liability in connection with the administration, marketing or trading of the Product.

THE CORPORATIONS DO NOT GUARANTEE THE ACCURACY AND/OR UNINTERRUPTED CALCULATION OF THE NASDAQ-100 INDEX(R) OR ANY DATA INCLUDED THEREIN. THE CORPORATIONS MAKE NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE PRODUCT, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE NASDAQ-100 INDEX(R) OR ANY DATA INCLUDED THEREIN. THE CORPORATIONS MAKE NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE NASDAQ-100 INDEX(R) OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL THE CORPORATIONS HAVE ANY LIABILITY FOR ANY LOST PROFITS OR SPECIAL, INCIDENTAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES, EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

                  SUMMIT MUTUAL FUNDS, INC.

                       PINNACLE SERIES

                     FINANCIAL STATEMENTS
                 YEAR ENDED DECEMBER 31, 2001

SUMMIT MUTUAL FUNDS, INC. - PINNACLE SERIES
STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2001

                                                                S&P 500     S&P MidCap
                                      Zenith         Bond        Index      400 Index
                                     Portfolio    Portfolio    Portfolio    Portfolio
                                    -----------  -----------  -----------  -----------
ASSETS
Investments in securities,
 at value (cost $48,538,982;        $54,419,825  $28,868,614  $92,524,364  $20,557,723
 $29,471,155; $65,010,569;
 $19,418,442)
Cash                                        ---          ---          ---          ---
Receivables:
 Shares sold                            100,335       12,880       73,044       56,659
 Securities sold                            ---          ---      114,868      121,076
 Interest and dividends                  93,137      444,080       97,502       15,111
Receivable from Adviser                     ---          ---          ---       10,464
Prepaid expenses and other                3,646        1,358        4,898        1,154
                                    -----------  -----------  -----------  -----------
                                     54,616,943   29,326,932   92,814,676   20,762,187
                                    -----------  -----------  -----------  -----------
LIABILITIES
Payables:
 Investment securities purchased            ---          ---       61,223      139,166
 Shares redeemed                            ---           43          ---          660
 Bank overdraft                             ---          151          ---          ---
 Investment advisory fees                29,090       11,579       23,530          ---
 Adminstration expenses                   4,545          ---        3,922          ---
 Custodian and portfolio
   accounting fees                        6,106        8,121       16,203       11,541
 Professional fees                       10,618       10,411       11,731       11,259
 Variation margin                           ---          ---       42,925        7,200
 Other accrued expenses                   5,045        3,220       16,602        4,748
 Deferred directors' compensation           ---      146,778          ---          ---
                                    -----------  -----------  -----------  -----------
                                         55,404      180,303      176,136      174,574
                                    -----------  -----------  -----------  -----------
NET ASSETS
Paid-in capital                      50,012,149   34,642,136   65,046,679   20,175,176
Undistributed net investment income     184,165      353,239      216,011       67,064
Accumulated net realize
 gain/(loss) on investments
 and futures contracts               (1,515,618)  (5,246,205)    (239,308)   (815,208)
Net unrealized appreciation/
 (depreciation) on investments,
 futures contracts, and
 translation of assets and
 liabilities in foreign currencies    5,880,843     (602,541)  27,615,158    1,160,581
                                    -----------  -----------  -----------  -----------
                                    $54,561,539  $29,146,629  $92,638,540  $20,587,613
                                    ===========  ===========  ===========  ===========
Shares authorized ($.10) par value   40,000,000   30,000,000   30,000,000   30,000,000

Shares outstanding                    3,296,829    3,025,898    6,162,796    2,205,121

Net asset value, offering and
 redemption price per share              $16.55        $9.63       $15.03        $9.34

The accompanying notes are an integral part of the financial statements.

SUMMIT MUTUAL FUNDS, INC. - PINNACLE SERIES
STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2001

                                             Balanced     Nasdaq-100   Russell 2000
                                               Index         Index    Small Cap Index
                                             Portfolio     Portfolio     Portfolio
                                            -----------   -----------   -----------
ASSETS
Investments in securities, at
 (cost $13,617,247; $20,038,837;
 $21,760,569) value                         $12,998,310   $14,458,674   $21,009,262
 Cash                                                 5           ---           ---
 Receivables:
Shares sold                                         991        28,748        50,312
Securities sold                                  38,246       922,769       493,154
Interest and dividends                           73,161           767        23,666
Receivable from Adviser                             ---        10,204         8,562
Prepaid expenses and other                        8,265           949         1,136
                                            -----------   -----------   -----------
                                             13,118,978    15,422,111    21,586,092
                                            -----------   -----------   -----------
LIABILITIES
Payables:
 Investment securities purchased                 84,142        11,468           ---
 Shares redeemed                                     52           678           569
 Bank overdraft                                     ---       827,046           503
 Investment advisory fees                         5,625           ---           ---
 Administration expenses                            941           ---           ---
 Custodian and portfolio accounting fees          7,107         6,845        21,277
 Professional fees                               11,793        10,898        12,619
 Variation margin                                 2,525         4,050        44,650
 Other accrued expenses                           2,656         1,526         3,417
 Deferred directors' compensation                   ---           ---           ---
                                            -----------   -----------   -----------
                                                114,841       862,511        83,035
                                            -----------   -----------   -----------
NET ASSETS
Paid-in capital                              13,638,433    22,755,613    22,039,540
Undistributed net investment income             149,743           ---        32,544
Accumulated net realized gain/(loss)
 on investments and futures contracts          (171,065)   (2,612,495)       67,555
Net unrealized appreciation/(depreciation)
 on investments, futures contracts, and
 translation of assets and liabilities in
 foreign currencies                            (612,974)   (5,583,518)     (636,582)
                                            -----------   -----------   -----------
                                            $13,004,137   $14,559,600   $21,503,057
                                            ===========   ===========   ===========
Shares authorized ($.10) par value           30,000,000    30,000,000    30,000,000

Shares outstanding                            1,481,996     3,267,718     2,234,922

Net asset value, offering and
 redemption price per share                       $8.77         $4.46         $9.62

The accompanying notes are an integral part of the financial statements.

SUMMIT MUTUAL FUNDS, INC. - PINNACLE SERIES
STATEMENTS OF OPERATIONS

December 31, 2001

                                                              S&P 500      S&P MidCap
                                    Zenith        Bond         Index        400 Index
                                   Portfolio    Portfolio    Portfolio      Portfolio
                                   ----------   ----------   ------------   ---------
INVESTMENT INCOME
Interest                           $   47,946   $1,859,126   $     50,287   $  47,456
Dividends (net of
 foreign withholding
 taxes of $0, $0,
 $6,568; $0)                        1,152,452         ----      1,302,852     181,775
Other income                          133,519         ----          1,501        ----
                                   ----------   ----------   ------------   ---------
                                    1,333,917    1,859,126      1,354,640     229,231
                                   ----------   ----------   ------------   ---------
EXPENSES
Investment advisory fees              342,251      132,556        306,448      55,393
Administration expenses                 7,723        4,225         13,363       2,864
Custodian fees and expenses            13,290        7,690         43,072      32,688
Portfolio accounting fees              29,970       42,930         35,048      37,230
Professional fees                      12,550       10,779         16,045      11,377
Directors' fees                         8,355        4,260         16,628       3,395
Transfer agent fees                     6,470        6,475          6,429       2,520
Other                                  16,564       16,971         41,699       7,170
                                   ----------   ----------   ------------   ---------
                                      437,173      225,886        478,732     152,637
Expense reimbursement and waivers     (13,591)     (19,998)      (17,4818)    (42,681)
                                   ----------   ----------   ------------   ---------
                                      423,582      205,888        461,244     109,956
                                   ----------   ----------   ------------   ---------
NET INVESTMENT INCOME/(LOSS)          910,335    1,653,238        893,396     119,275
                                   ----------   ----------   ------------   ---------

REALIZED AND UNREALIZED
     GAIN/(LOSS)
Net realized gain/(loss)
 on investments                     3,354,359     (107,810)      (313,295)    286,596
Net realized gain/(loss) on
 futures contracts                       ----         ----        261,658     (98,183)
                                   ----------   ----------   ------------   ---------
                                    3,354,359     (107,810)       (51,637)    188,413
                                   ----------   ----------   ------------   ---------
Net change in unrealized
 appreciation/(depreciation)
 on investments, futures
 contracts, and translation
 of assets and liabilities
 in foreign currencies              1,254,870       59,410    (15,273,342)   (569,441)
                                   ----------   ----------   ------------   ---------
NET REALIZED AND UNREALIZED
GAIN/(LOSS)                         4,609,229      (48,400)   (15,324,979)   (381,028)
                                   ----------   ----------   ------------   ---------

NET INCREASE/(DECREASE) IN NET
   ASSETS FROM OPERATIONS          $5,519,564   $1,604,838   $(14,431,583)  $(261,753)
                                   ==========   ==========   ============   =========

The accompanying notes are an integral part of the financial statements.

SUMMIT MUTUAL FUNDS, INC. - PINNACLE SERIES
STATEMENTS OF OPERATIONS

December 31, 2001

                                            Balanced     Nasdaq-100   Russell 2000
                                              Index       Small Cap      Index
                                            Portfolio     Portfolio    Portfolio
                                            ---------    -----------   ---------
INVESTMENT INCOME
Interest                                    $ 308,954    $    39,491    $ 68,725
Dividends (net of
 foreign withholding
 taxes of $475; $40; $0)                      100,248          4,913     214,222
Other income                                      ---          1,262         ---
                                            ---------    -----------    --------
                                              409,202         45,666     282,947
                                            ---------    -----------    --------
EXPENSES
Investment advisory fees                       40,074         36,574      60,090
Administration expenses                         1,883          2,051       2,889
Custodian fees and expenses                     5,489         12,144      39,646
Portfolio accounting fees                      38,437         29,291      59,581
Professional fees                              12,146         11,150      12,419
Directors' fees                                 2,198          1,820       3,109
Transfer agent fees                             2,585          1,408         589
Other                                           6,182          7,570      11,140
                                            ---------    -----------    --------
                                              108,994        102,008     189,463
Expense reimbursement                         (29,163)       (34,062)    (60,640)
                                            ---------    -----------    --------
                                               79,831         67,946     128,823
                                            ---------    -----------    --------
NET INVESTMENT INCOME/(LOSS)                  329,371        (22,280)    154,124
                                            ---------    -----------    --------

REALIZED AND UNREALIZED GAIN/(LOSS)
Net realized gain/(loss)
 on investments                               (90,239)    (1,287,730)     (1,039)
Net realized gain/(loss)
 on futures contracts                         (19,048)      (589,252)    168,741
                                            ---------    -----------    --------
                                             (109,287)   (1,876,982)     167,702
                                            ---------    -----------    --------
Net change in unrealized
 appreciation/ (depreciation)
 on investments, futures
 contracts, and translation
 of assets and  liabilities
 in foreign currencies                       (848,757)    (2,091,163)     75,625
                                            ---------    -----------    --------

NET REALIZED AND UNREALIZED
   GAIN/(LOSS)                               (958,044)    (3,968,145)    243,327
                                            ---------    -----------    --------
NET INCREASE/(DECREASE) IN NET
   ASSETS FROM OPERATIONS                   $(628,673)   $(3,990,425)   $397,451
                                            =========    ===========    ========


The accompanying notes are an integral part of the financial statements.

SUMMIT MUTUAL FUNDS, INC. - PINNACLE SERIES
STATEMENTS OF CHANGES IN NET ASSETS

                                             Zenith Portfolio
                                        --------------------------
                                               Year Ended
                                               December 31,
                                        --------------------------
                                            2001          2000
                                        -----------    -----------
OPERATIONS
Net investment income/(loss)            $   910,335    $   933,516
Net realized gain/(loss)
 on investments and futures               3,354,359     10,621,896
Net change of unrealized
 appreciation/(depreciation) on
 investments and futures contracts        1,254,870        848,305
                                        -----------    -----------
                                          5,519,564     12,403,717
                                        -----------    -----------
DISTRIBUTIONS TO SHAREHOLDERS
Net investment income                      (858,337)      (954,004)
In excess of net investment income              ---            ---
Net realized gain on investments                ---            ---
Return of capital                               ---            ---
                                        -----------    -----------
                                           (858,337)      (954,004)
                                        -----------    -----------
FUND SHARE TRANSACTIONS
Proceeds from shares sold                 3,691,929      1,165,609
Reinvestment of distributions               858,337        954,004
Payments for shares redeemed
 in the formation of the Apex Series            ---    (54,900,222)
Payments for shares redeemed             (5,134,845)   (32,628,569)
                                        -----------    -----------
                                           (584,579)   (85,409,178)
                                        -----------    -----------
NET INCREASE/(DECREASE) IN NET ASSETS     4,076,648    (73,959,465)

NET ASSETS
Beginning of period                      50,484,891    124,444,356
                                        -----------    -----------
End of period                           $54,561,539    $50,484,891
                                        ===========    ===========
UNDISTRIBUTED NET INVESTMENT INCOME     $   184,165    $   132,166
                                        ===========    ===========
FUND SHARE TRANSACTIONS
Sold                                        232,294         85,985
Reinvestment of distributions                53,468         76,607
Shares redeemed in the formation
 of the Apex Series                             ---     (4,100,091)
Redeemed                                   (327,773)    (2,588,395)
                                        -----------    -----------
Net increase/(decrease)
 from fund share transactions               (42,011)    (6,525,894)
                                        ===========    ===========


                                              Bond Portfolio
                                        ---------------------------
                                                 Year Ended
                                                December 31,
                                        ---------------------------
                                            2001            2000
                                        -----------    ------------
OPERATIONS
Net investment income/(loss)            $ 1,653,238    $  2,785,999
Net realized gain/(loss)
 on investments and futures                (107,810)     (4,749,628)
Net change of unrealized
 appreciation/(depreciation) on
 investments and futures contracts           59,410       4,621,215
                                        -----------    ------------
                                          1,604,838       2,657,586
                                        -----------    ------------
DISTRIBUTIONS TO SHAREHOLDERS
Net investment income                    (1,163,914)     (3,868,665)
In excess of net investment income              ---        (136,250)
Net realized gain on investments                ---             ---
Return of capital                               ---        (824,432)
                                        -----------    ------------
                                         (1,163,914)     (4,829,347)
                                        -----------    ------------
FUND SHARE TRANSACTIONS
Proceeds from shares sold                 7,533,635       4,062,951
Reinvestment of distributions             1,163,914       4,829,347
Payments for shares redeemed
 in the formation of the Apex Series            ---     (70,654,226)
Payments for shares redeemed             (2,793,638)    (11,692,253)
                                        -----------    ------------
                                          5,903,911     (73,454,181)
                                        -----------    ------------
NET INCREASE/(DECREASE) IN NET ASSETS     6,344,835     (75,625,942)

NET ASSETS
Beginning of period                      22,801,794      98,427,736
                                        -----------    ------------
End of period                           $29,146,629     $22,801,794
                                        ===========    ============
UNDISTRIBUTED NET INVESTMENT INCOME     $   353,239    $        ---
                                        ===========    ============
FUND SHARE TRANSACTIONS
Sold                                        782,272         423,015
Reinvestment of distributions               123,807         518,247
Shares redeemed in the formation
 of the Apex Series                             ---      (6,856,918)
Redeemed                                   (290,398)     (1,171,298)
                                        ===========    ============
Net increase/(decrease)
 from fund share transactions               615,681      (7,086,954)
                                        ===========    ============

The accompanying notes are an integral part of the financial statements.

SUMMIT MUTUAL FUNDS, INC. - PINNACLE SERIES
STATEMENTS OF CHANGES IN NET ASSETS

                                         S&P 500 Index Portfolio
                                        ---------------------------
                                               Year Ended
                                               December 31,
                                        ---------------------------
                                            2001           2000
                                        -----------    ------------
OPERATIONS
Net investment income/(loss)            $   893,396    $  1,319,749
Net realized gain/(loss)
 on investments and futures                 (51,637)     18,159,780
Net change of unrealized
 appreciation/(depreciation) on
 investments and futures contracts      (15,273,342)    (27,904,862)
                                        -----------    ------------
                                        (14,431,583)     (8,425,333)
                                        -----------    ------------
DISTRIBUTIONS TO SHAREHOLDERS
Net investment income                      (677,385)     (1,741,824)
In excess of net investment income              ---             ---
Net realized gain on investments        (17,722,841)     (1,778,560)
Return of capital                               ---             ---
                                        -----------    ------------
                                        (18,400,226)     (3,520,384)
                                        -----------    ------------
FUND SHARE TRANSACTIONS
Proceeds from shares sold                 7,933,424      21,684,338
Reinvestment of distributions            18,400,226       3,520,384
Payments for shares redeemed
 in the formation of the Apex Series            ---    (164,731,938)
Payments for shares redeemed            (14,966,224)    (18,556,229)
                                        -----------    ------------
                                         11,367,426    (158,083,445)
                                        -----------    ------------
NET INCREASE/(DECREASE) IN NET ASSETS   (21,464,383)   (170,029,162)

NET ASSETS
Beginning of period                     114,102,923     284,132,085
                                        -----------    ------------
End of period                           $92,638,540    $114,102,923
                                        ===========    ============
UNDISTRIBUTED NET INVESTMENT INCOME     $   216,011    $        ---
                                        ===========    ============
FUND SHARE TRANSACTIONS
Sold                                        487,403         968,735
Reinvestment of distributions             1,112,291         166,345
Shares redeemed in the formation
 of the Apex Series                             ---      (7,039,826)
Redeemed                                   (979,490)       (842,666)
                                        -----------    ------------
Net increase/(decrease)
 from fund share transactions               620,204      (6,747,412)
                                        ===========    ============


                                      S&P MidCap 400 Index Portfolio
                                      ------------------------------
                                                Year Ended
                                               December 31,
                                        ---------------------------
                                            2001           2000
                                        -----------    ------------
OPERATIONS
Net investment income/(loss)            $   119,275    $    221,227
Net realized gain/(loss)
 on investments and futures                 188,413       3,469,452
Net change of unrealized
 appreciation/(depreciation) on
 investments and futures contracts         (569,441)       (360,394)
                                        -----------    ------------
                                           (261,753)      3,330,285
                                        -----------    ------------
DISTRIBUTIONS TO SHAREHOLDERS
Net investment income                       (69,655)       (277,425)
In excess of net investment income              ---             ---
Net realized gain on investments         (3,370,956)     (1,156,833)
Return of capital                               ---             ---
                                        -----------    ------------
                                         (3,440,611)     (1,434,258)
                                        -----------    ------------
FUND SHARE TRANSACTIONS
Proceeds from shares sold                11,798,875      12,736,037
Reinvestment of distributions             3,440,611       1,434,258
Payments for shares redeemed
 in the formation of the Apex Series            ---     (18,434,630)
Payments for shares redeemed             (6,003,933)     (6,540,640)
                                        -----------    ------------
                                          9,235,553     (10,804,975)
                                        -----------    ------------
NET INCREASE/(DECREASE) IN NET ASSETS     5,533,189      (8,908,948)

NET ASSETS
Beginning of period                      15,054,424      23,963,372
                                        -----------    ------------
End of period                           $20,587,613    $ 15,054,424
                                        ===========    ============
UNDISTRIBUTED NET INVESTMENT INCOME     $    67,064    $     17,444
                                        ===========    ============
FUND SHARE TRANSACTIONS
Sold                                      1,266,036       1,107,335
Reinvestment of distributions               366,908         135,758
Shares redeemed in the formation
 of the Apex Series                             ---      (1,566,239)
Redeemed                                   (691,394)       (584,542)
                                        -----------    ------------
Net increase/(decrease)
 from fund share transactions               941,550        (907,688)
                                        ===========    ============

The accompanying notes are an integral part of the financial statements.

SUMMIT MUTUAL FUNDS, INC. - PINNACLE SERIES
STATEMENTS OF CHANGES IN NET ASSETS

                                          Balanced Index Portfolio
                                        ----------------------------
                                                 Year Ended
                                                December 31,
                                        ---------------------------
                                            2001           2000
                                        -----------    ------------
OPERATIONS
Net investment income/(loss)            $   329,371    $    724,316
Net realized gain/(loss)
 on investments and futures                (109,287)      1,689,640
Net change of unrealized
 appreciation/(depreciation) on
 investments and futures contracts         (848,757)     (1,955,863)
                                        -----------    ------------
                                           (628,673)        458,093
                                        -----------    ------------
DISTRIBUTIONS TO SHAREHOLDERS
Net investment income                      (179,628)     (1,110,444)
In excess of net investment income              ---             ---
Net realized gain on investments           (450,055)       (298,336)
Return of capital                               ---             ---
                                        -----------    ------------
                                           (629,683)     (1,408,780)
                                        -----------    ------------
FUND SHARE TRANSACTIONS
Proceeds from shares sold                 1,065,440       1,957,389
Reinvestment of distributions               629,683       1,408,780
Payments for shares redeemed
 in the formation of the Apex Series            ---     (35,685,686)
Payments for shares redeemed             (1,766,980)     (8,103,362)
                                        -----------    ------------
                                            (71,857)    (40,422,879)
                                        -----------    ------------
NET INCREASE/(DECREASE) IN NET ASSETS    (1,330,213)    (41,373,566)

NET ASSETS
Beginning of period                      14,334,350      55,707,916
                                        -----------    ------------
End of period                           $13,004,137    $ 14,334,350
                                        ===========    ============
UNDISTRIBUTED NET INVESTMENT INCOME     $   149,743    $        ---
                                        ===========    ============
FUND SHARE TRANSACTIONS
Sold                                        118,741         195,720
Reinvestment of distributions                69,273         146,090
Shares redeemed in the formation
 of the Apex Series                             ---      (3,401,369)
Redeemed                                   (197,029)       (800,917)
                                        -----------    ------------
Net increase/(decrease)
 from fund share transactions                (9,015)     (3,860,476)
                                        ===========    ============


                                         Nasdaq-100 Index Portfolio
                                        ----------------------------
                                                       Period
from
                                        Year Ended    April 27, 2000
                                        December 31,  to December 31,
                                        -----------    ------------
                                            2001           2000
                                        -----------    ------------
OPERATIONS
Net investment income/(loss)            $   (22,280)   $    (12,893)
Net realized gain/(loss)
 on investments and futures              (1,876,982)       (735,513)
Net change of unrealized
 appreciation/(depreciation) on
 investments and futures contracts       (2,091,163)     (3,492,355)
                                        -----------    ------------
                                         (3,990,425)     (4,240,761)
                                        -----------    ------------
DISTRIBUTIONS TO SHAREHOLDERS
Net investment income                           ---             ---
In excess of net investment income              ---             ---
Net realized gain on investments                ---             ---
Return of capital                               ---             ---
                                        -----------    ------------
                                                ---             ---
                                        -----------    ------------
FUND SHARE TRANSACTIONS
Proceeds from shares sold                13,286,562      14,432,630
Reinvestment of distributions                   ---             ---
Payments for shares redeemed             (3,313,614)     (1,614,792)
                                        -----------    ------------
                                          9,972,948      12,817,838
                                        -----------    ------------
NET INCREASE/(DECREASE) IN NET ASSETS     5,982,523       8,577,077

NET ASSETS
Beginning of period                       8,577,077             ---
                                        -----------    ------------
End of period                           $14,559,600    $  8,577,077
                                        ===========    ============
UNDISTRIBUTED NET INVESTMENT INCOME    $        ---    $       ---
                                        ===========    ============
FUND SHARE TRANSACTIONS
Sold                                      2,721,224       1,451,721
Reinvestment of distributions                   ---             ---
Redeemed                                   (739,710)       (165,517)
                                        -----------    ------------
Net increase/(decrease)
 from fund share transactions             1,981,514       1,286,204
                                        ===========    ============


                                          Russell 2000 Small Cap
                                             Index Portfolio
                                        ----------------------------
                                                       Period from
                                         Year Ended   April 27, 2000
                                        December 31,  to December 31,
                                        -----------    ------------
                                            2001           2000
                                        -----------    ------------
OPERATIONS
Net investment income/(loss)            $   154,124    $    119,466
Net realized gain/(loss)
 on investments and futures                 167,702         622,917
Net change of unrealized
 appreciation/(depreciation) on
 investments and futures contracts           75,625        (712,207)
                                        -----------    ------------
                                            397,451          30,176
                                        -----------    ------------
DISTRIBUTIONS TO SHAREHOLDERS
Net investment income                      (163,646)        (77,400)
In excess of net investment income              ---             ---
Net realized gain on investments           (723,064)            ---
Return of capital                               ---             ---
                                        -----------    ------------
                                           (886,710)        (77,400)
                                        -----------    ------------
FUND SHARE TRANSACTIONS
Proceeds from shares sold                 8,832,000      16,815,256
Reinvestment of distributions               886,710          77,400
Payments for shares redeemed             (3,831,888)       (739,938)
                                        -----------    ------------
                                          5,886,822      16,152,718
                                        -----------    ------------
NET INCREASE/(DECREASE) IN NET ASSETS     5,397,563      16,105,494

NET ASSETS
Beginning of period                      16,105,494             ---
                                        -----------    ------------
End of period                           $21,503,057    $ 16,105,494
                                        ===========    ============
UNDISTRIBUTED NET INVESTMENT INCOME     $    32,544    $     42,066
                                        ===========    ============
FUND SHARE TRANSACTIONS
Sold                                        947,552       1,674,298
Reinvestment of distributions                92,299           7,601
Redeemed                                   (416,723)        (70,105)
                                        -----------    ------------
Net increase/(decrease)
 from fund share transactions               623,128       1,611,794
                                        ===========    ============

The accompanying notes are an integral part of the financial statements

SUMMIT MUTUAL FUNDS, INC. - Pinnacle Series
SCHEDULE OF INVESTMENTS

ZENITH PORTFOLIO

DECEMBER 31, 2001

COMMON STOCKS - 98.51%

                                           SHARES       VALUE
BASIC MATERIALS - 2.21%
 Du Pont (E.I.)                             28,400   $ 1,207,284
                                                      ----------
CAPITAL GOODS - 5.25 %
 Caterpillar Inc.                           20,800     1,086,800
 ITT Industries, Inc.                       13,000       656,500
*SPX Corp.                                   8,200     1,122,580
                                                      ----------
                                                       2,865,880
                                                      ----------
COMMUNICATIONS SERVICES - 5.81%
 BellSouth                                  27,500     1,049,125
 SBC Communications Inc.                    27,800     1,088,926
 Verizon Communications                     21,700     1,029,882
                                                      ----------
                                                       3,167,933
                                                      ----------
CONSUMER CYCLICALS - 8.11%
 Abercrombie & Fitch                        50,000     1,326,500
 Gannett Co.                                15,800     1,062,234
 Knight-Ridder Inc.                         14,300       928,499
 Sears, Roebuck & Co.                       23,300     1,110,012
                                                      ----------
                                                       4,427,245
                                                      ----------
CONSUMER STAPLES - 5.53%
 McDonald's Corp.                           46,300     1,225,561
 PepsiCo Inc.                               11,500       559,935
 Philip Morris                              26,900     1,233,365
                                                      ----------
                                                       3,018,861
                                                      ----------
ENERGY - 16.13%
 Alliant Energy Corp.                       22,400       680,064
 Anadarko Petroleum                         14,200       807,270
 Apache Corp.                               23,540     1,174,175
 ChevronTexaco Corp.                        11,319     1,014,296
 Conoco Inc.                                44,000     1,245,200
 Great Plains Energy Inc.                   42,300     1,065,960
 Noble Affiliates                           28,500     1,005,765
 USX-Marathon Group                         34,300     1,029,000
 Xcel Energy Inc.                           28,100       779,494
                                                      ----------
                                                       8,801,224
                                                      ----------
FINANCIAL - 28.39%
 American Express Co.                       30,300     1,081,407
 Charter One Financial                      32,655       886,583
 Chubb Corp.                                15,900     1,097,100
 Citigroup Inc.                             30,000     1,514,400
 Edwards (A.G.), Inc.                       24,300     1,073,331
 FleetBoston Financial                      41,552     1,516,648
 Hartford Financial Services                22,200     1,394,826
 J.P. Morgan Chase & Co.                    33,750     1,226,813
 KeyCorp                                    60,500     1,472,570
 Lincoln National                           30,600     1,486,242
 Raymond James Financial, Inc.              28,800     1,022,976
 Washington Mutual, Inc.                    36,200     1,183,740
 XL Capital                                  5,800       529,888
                                                      ----------
                                                      15,486,524
                                                      ----------
HEALTH CARE - 5.56%
 Beckman Coulter Inc.                       23,500     1,041,050
 Bristol-Myers Squibb                       17,700       902,700
 Merck & Co.                                18,500     1,087,800
                                                      ----------
                                                       3,031,550
                                                      ----------
TECHNOLOGY - 7.84%
 International Business Machines             9,300     1,124,928
*Microsoft Corp.                             7,600       503,500
 Motorola Inc.                              61,400       922,228
*NCR Corp.                                  26,200       965,732
*Nortel Networks Holdings Co.              101,500       761,250
                                                      ----------
                                                       4,277,638
                                                      ----------
TRANSPORTATION - 7.65%
*Delta Air Lines                            48,500     1,419,110
*FedEx Corporation                          21,900     1,136,172
*Sabre Holdings Corporation                 13,106       555,039
 Southwest Airlines                         57,600     1,064,448
                                                      ----------
                                                       4,174,769
                                                      ----------
UTILITIES - 6.03%
 Ameren Corp.                               26,700     1,129,410
 CINergy Corp.                              32,000     1,069,760
 SCANA Corp.                                39,123     1,088,793
                                                      ----------
                                                       3,287,963
                                                      ----------
    Total Common Stocks
     (cost $47,866,028)                               53,746,871
                                                      ----------
                                          PRINCIPAL     VALUE
SHORT-TERM INVESTMENTS - 1.23%
VARIABLE RATE DEMAND NOTES (1) - 1.23%
 American Family (1.653% due 12/31/31)    $132,652    $  132,652
 Firstar Bank (1.675% due 12/31/31)        448,658       448,658
 Wisconsin Electric (1.595% due 12/31/31)   91,644        91,644
                                                      ----------
    Total Short-Term Investments
       (cost $672,954)                                   672,954
                                                      ----------
TOTAL INVESTMENTS - 99.74%
 (cost $48,538,982) (2)                               54,419,825
                                                      ----------
OTHER ASSETS AND LIABILITIES - 0.26%                     141,714
                                                      ----------
TOTAL NET ASSETS - 100%                              $54,561,539
                                                     ===========

----------
*Non-income producing

(1) Interest rates vary periodically based on current market rates. Rates shown are as of December 31, 2001. The maturity shown for each variable rate demand note is the later of the next scheduled interest adjustment date or the date which principal can be recovered through demand. Information shown is as of December 31, 2001.

(2) Represents cost for income tax purposes which is substantially the same for financial reporting purposes. Gross unrealized appreciation and depreciation of securities as of December 31, 2001 was $7,091,093 and ($1,210,250), respectively.

The accompanying notes are an integral part of the financial statements.

SUMMIT MUTUAL FUNDS, INC. - Pinnacle Series
SCHEDULE OF INVESTMENTS

BOND PORTFOLIO

DECEMBER 31, 2001

                                         PRINCIPAL       VALUE
U.S. TREASURY OBLIGATIONS - 23.33%

U.S. TREASURY NOTES & BONDS - 23.33%
 0.000% due 08/15/02                     $ 481,000   $   475,579
 5.875% due 11/15/05                     2,800,000     2,974,563
 5.625% due 02/15/06                       900,000       948,375
 4.625% due 05/15/06                       300,000       304,184
 5.500% due 05/15/09                       250,000       259,072
 6.000% due 08/15/09                     1,500,000     1,599,083
 5.000% due 02/15/11                       240,000       239,269
                                                      ----------
    Total U.S. Treasury Obligations
      (cost $6,551,660)                                6,800,125
                                                      ----------
MORTGAGE-BACKED SECURITIES - 9.69%
FEDERAL NATIONAL MORTGAGE
ASSOCIATION - 9.69%
 6.500% due 02/01/29                       885,625       890,069
 FNCI (6.000% due 06/01/16)              1,158,806     1,162,427
 GNSF (6.500% due 10/15/28)                765,965       770,376
                                                      ----------
    Total Mortgage-Backed Securities
      (cost $2,763,731)                                2,822,872
                                                      ----------
COLLATERIZED MORTGAGE OBLIGATIONS- 7.34%
PRIVATE SECTOR - 7.37%
 ABN AMRO Mortgage Corp.
      (6.600% due 09/25/16)                315,871       309,494
 BOAMS 1999-3 B3
      (6.250% due 05/25/14)                205,336       195,818
 BOAMS 01-4 282
      (6.750% due 04/20/31)                520,932       503,716
 CMC2 Securities Corp. 1993 E 1 E 1CP
      (0.000% due 12/25/08)                 33,429        29,886
 CMSI 2001-14 B2
      (6.613% due 09/25/31)                174,220       160,671
 Capstead Mortgage Securities Corp. C-4
      (10.950% due 02/01/14)                13,717        13,717
 GECMS 1996-17 2B3 (3)
      (7.250% due 12/25/11)                118,299       119,135
 NMFC 1998-4 B3
      (6.250% due 10/25/28)                318,588       301,537
 NSCOR 1998-16 B1
      (6.500% due 06/25/13)                253,195       255,522
 RFMSI 2000-S7 M3
      (8.000% due 06/25/30)                246,071       250,149
                                                      ----------
Total Collaterized Mortgage Obligations
      (cost $2,111,346)                                2,139,645
                                                      ----------
ASSET-BACKED SECURITIES - 3.87%
COMMERCIAL MORTGAGE-BACKED
SECURITIES - 2.15%
 Chase Commercial Mortgage Sec.
      (6.600% due 12/19/07)                627,885       625,090
                                                      ----------
MANUFACTURED HOUSING - 1.72%
 Greentree 1999-5 M1
      (8.050% due 04/01/31)                500,000       502,357
                                                      ----------
    Total Asset-Backed Securities
      (cost $1,109,230)                                1,127,447
                                                      ----------
CORPORATE BONDS AND NOTES - 52.34%
AIR TRANSPORTATION - 2.48%
 Continental Airlines
      (7.820% due 10/15/13)                195,415       178,556
 Jet Equipment (3)
      (7.630% due 08/15/12)                209,822       182,164
 Midway Air Lines
      (8.140% due 07/02/13)                225,876       203,288
 NWA Trust No. 2 Class B
      (10.230% due 06/21/14)               192,738       159,179
                                                      ----------
                                                         723,187
                                                      ----------
BANK, BANK HOLDING COMPANIES,
& OTHER BANK SERVICES - 5.75%
 Ahmanson Capital Trust (3)
      (8.360% due 12/01/26)                361,000       354,949
 Bank of America
      (4.750% due 10/15/06)                240,000       234,981
 Bank of Hawaii
      (6.875% due 03/01/09)                250,000       243,613
 GS Escrow Corp.
      (7.000% due 08/01/03)                240,000       242,059
 Household Finance Corp.
      (5.875% due 02/01/09)                361,000       343,381
 Svenska Handelsbanken (3)
      (7.125% due 03/07/07)                250,000       258,099
                                                      ----------
                                                       1,677,082
                                                      ----------
COMMUNICATIONS SERVICES - .45%
 Charter Communications Sr. Nt.
      (11.125% due 01/15/11)               125,000       132,500
                                                      ----------
CONSUMER CYCLICAL - 1.33%
 Visteon Corp.
      (8.250% due 08/01/10)                250,000       258,775
 WCI Communities Inc.
      (10.625% due 02/15/11)               125,000       129,063
                                                      ----------
                                                         387,838
                                                      ----------
CONSUMER NON-DURABLE - 4.73%
 Allied Waste
      (10.000% due 08/01/09)               125,000       128,750
 Banc Tec Inc.
      (7.500% due 06/01/08)                361,000       117,325
 Berry Plastics
      (12.250% due 04/15/04)                60,000        60,525
 CSK Auto Inc. (3)
     (12.000% due 06/15/06)                125,000       125,938
 Dimon Inc. (3)
      (9.625% due 10/15/11)                125,000       129,375
 Erac USA Finance (3)
      (7.950% due 12/15/09)                240,000       240,969
 Fleming Companies Inc. (3)
      (10.625% due 07/31/07)               125,000       119,375
 International Wire Group Inc.
      (11.750% due 06/01/05)                60,000        49,200
 Iron Mountain
      (8.625% due 04/01/13)                 60,000        62,400
 Levis Strauss
      (11.625% due 01/15/08)               125,000       110,625
 World Color Press Inc. Sr. Nts.
      (7.750% due 02/15/09)                240,000       235,364
                                                      ----------
                                                       1,379,846
                                                      ----------
ELECTRIC - 4.01%
 Calpine Corp.
      (8.625% due 08/15/10)                500,000       454,208
 Niagara Mohawk Power
      (8.000% due 06/01/04)                300,000       322,175
 PSEG Power
      (7.750% due 04/15/11)                375,000       392,987
                                                      ----------
                                                       1,169,370
                                                      ----------
ELECTRONICS - .41%
 Amkor Tech Inc.
      (9.250% due 02/15/08)                125,000       118,125
                                                      ----------

ENERGY - 5.94%
 Allegheny Energy Supply (3)
      (7.800% due 03/15/11)                125,000       120,664
 Louis Dreyfus Nts.
      (6.875% due 12/01/07)                361,000       373,847
 Mirant Americas
      (7.625% due 05/01/06)                250,000       227,932
 Mitchell Energy Sr. Nts.
      (6.750% due 02/15/04)                421,000       437,468
 Pemex Master Trust
      (8.500% due 02/15/08)                250,000       260,625
 Pride International Inc.
      (10.000% due 06/01/09)                65,000        70,525
 Tampa Electric
      (6.875% due 06/15/12)                240,000       241,092
                                                      ----------
                                                       1,732,153
                                                      ----------
ENTERTAINMENT & LEISURE - 1.86%
 Choctaw Resort
      (9.250% due 04/01/09)                125,000       127,813
 MGM Mirage
      (8.375% due 02/01/11)                125,000       123,438
 Royal Caribbean
      (7.000% due 10/15/07)                361,000       291,337
                                                      ----------
                                                         542,588
                                                      ----------
FOOD, BEVERAGE, & TOBACCO - .84%
 Cott Beverages (3)
      (8.000% due 12/15/11)                250,000       243,750
                                                      ----------

HEALTH CARE - 2.98%
 Health Care Reit
      (7.500% due 08/15/07)                250,000       250,187
 Triad Hospitals Holdings
      (11.000% due 05/15/09)               125,000       136,875
 Universal Health Services Sr. Nts.
      (6.750% due 11/15/11)                500,000       481,34
                                                      ----------
                                                         868,403
                                                      ----------
INSURANCE - 3.22%
 Fairfax Financial Holdings
      (7.375% due 03/15/06)                240,000       188,094
 Farmers Insurance Exchange (3)
      (8.500% due 08/01/04)                240,000       253,645
 Prudential Insurance Surplus Nts.(3)
      (8.100% due 07/15/15)                240,000       264,792
 USF&G Capital
      (8.470% due 01/10/27)                240,000       232,695
                                                      ----------
                                                         939,226
                                                      ----------
MEDIA & CABLE - 3.23%
 CF Cable TV Inc.
      (9.125% due 07/15/07)                240,000       245,052
 CSC Holdings Sr. Nt.
      (8.125% due 08/15/09)                361,000       370,789
 Continental Cablevision
      (8.300% due 05/15/06)                240,000       260,736
 Diamond Cable Co.
      (13.250% due 09/30/04)               250,000        65,000
                                                      ----------
                                                         941,577
                                                      ----------
MEDIA CONGLOMERATE - 2.16%
 News American Holdings Nts.
      (6.625% due 01/09/08)                361,000       369,977
 Viacom Inc. Sr. Nts.
      (7.750% due 06/01/05)                240,000       258,784
                                                      ----------
                                                         628,761
                                                      ----------
REAL ESTATE - 3.42%
 Camden Property Trust
      (7.625% due 02/15/11)                250,000       256,834
 Colonial Properties Sr. Nts.
      (8.050% due 07/15/06)                361,000       381,175
 Healthcare Properties Nts.
      (6.875% due 06/08/05)                361,000       358,454
                                                      ----------
                                                         996,463
                                                      ----------
TELECOMMUNICATIONS - 9.53%
 360 Communications Sr. Nts.
      (7.500% due 03/01/06)                361,000       378,332
 Adelphia Communications
      (10.250% due 06/15/11)               250,000       249,375
 AT&T Canada Inc.
      (7.650% due 09/15/06)                250,000       163,080
 Call-Net Enterprises Sr. Nts.
      (0.000% due 05/15/09)                240,000        55,200
 Deutshe Telecomm
      (8.000% due 06/15/10)                500,000       547,195
 Electric Lightwave Inc.(3)
      (6.050% due 05/15/04)                250,000       243,680
 Global Crossing Holdings
      (9.625% due 05/15/08)                240,000        27,600
 Nextel Communications
      (9.375% due 11/15/09)                125,000       98,750
 SBA Communications Corp.
      (10.250% due 02/01/09)               125,000       106,875
 Sprint Corp. (3)
      (6.000% due 01/15/07)                250,000       248,221
 Talton Holdings Inc. Sr. Nts.
      (11.000% due 06/30/07)               125,000       80,000
 Thomson Corp.
      (6.200% due 01/05/12)                200,000       192,343
 Worldcom Inc.
      (7.500% due 05/15/11)                375,000       385,750
                                                      ----------
                                                       2,776,401
                                                      ----------
    Total Corporate Bonds & Notes
      (cost $16,213,933)                              15,257,270
                                                      ----------
SHORT-TERM INVESTMENTS - 2.48%
VARIABLE RATE DEMAND
NOTES(1) - 2.48%
 American Family (1.653% due 12/31/31)     187,229       187,229
 Firstar Bank (1.675% due 12/31/31)        358,537       358,537
 Wisconsin Corp. Central Credit Union
   (1.595% due 12/31/31)                    95,072        95,072
 Wisconsin Electric
 (1.653% due 12/31/31)                      80,417        80,417

    Total Short-Term Investments
      (cost $721,255)                                    721,255
                                                      ----------
TOTAL INVESTMENTS - 99.05%
 (cost $29,471,155)(2)                                28,868,614
                                                      ----------
OTHER ASSETS AND LIABILITIES - 0.95%                     278,015
                                                      ----------
TOTAL NET ASSETS - 100%                              $29,146,629
                                                     ===========

__________
(1) Interest rates vary periodically based on current market rates. Rates shown are as of December 31, 2001. The maturity shown for each variable rate demand note is the later of the next scheduled interest adjustment date or the date which principal can be recovered through demand. Information shown is as of December 31, 2001.

(2) For federal income tax purposes, cost is $29,459,358 and gross unrealized appreciation and depreciation of of securities as of December 31, 2001 was $743,893 and ($1,334,637), respectively.

(3) Security exempt from registration under Rule 144(a) of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

The accompanying notes are an integral part of the financial statements.

SUMMIT MUTUTAL FUNDS, INC. - Pinnacle Series
SCHEDULE OF INVESTMENTS

S&P 500 INDEX PORTFOLIO

DECEMBER 31, 2001


                                              SHARES     VALUE
COMMON STOCKS - 94.07%
BASIC MATERIALS - 2.51%
 Air Products & Chemicals                      1,897  $   88,988
 Alcan Inc.                                    2,657      95,466
 Alcoa Inc                                     7,181     255,285
 Allegheny Technologies Inc                      668      11,189
 Archer-Daniels-Midland                        5,521      79,226
 Barrick Gold Corp.                            4,454      71,041
 Bemis Company                                   440      21,639
 Boise Cascade                                   480      16,325
 Dow Chemical                                  7,471     252,370
 Du Pont (E.I.)                                8,675     368,774
 Eastman Chemical                                641      25,012
 Ecolab Inc.                                   1,062      42,746
 Engelhard Corp.                               1,088      30,116
*Freeport-McMoran Copper                       1,198      16,041
 Georgia-Pacific Group                         1,880      51,907
 Great Lakes Chemical                            419      10,173
*Hercules, Inc.                                  899       8,990
*Inco, Ltd.                                    1,513      25,630
 International Flavors & Fragrances              797      23,679
 International Paper                           4,018     162,128
 Louisiana-Pacific Corp.                         869       7,334
 Mead Corp.                                      825      25,484
 Newmont Mining                                1,629      31,130
 Nucor Corp.                                     646      34,212
 PPG Industries                                1,400      72,408
*Pactiv Corp.                                  1,321      23,448
 Phelps Dodge                                    655      21,222
 Placer Dome Inc.                              2,726      29,741
 Praxair, Inc.                                 1,337      73,869
 Rohm & Haas                                   1,833      63,477
 Sigma-Aldrich                                   630      24,828
 Temple-Inland                                   410      23,259
 United States Steel Corporation                 739      13,383
 Vulcan Materials                                841      40,318
 Westvaco Corp.                                  839      23,870
 Weyerhaeuser Corp.                            1,790      96,803
 Willamette Industries                         1,002      52,224
 Worthington Industries, Inc.                    711      10,096
                                                      ----------
                                                       2,323,831
                                                      ----------
CAPITAL GOODS - 8.47%
*Allied Waste Industries                       1,642      23,087
*American Power Conversion                     1,623      23,469
 Avery Dennison Corp.                            918      51,895
 Ball Corp.                                      230      16,261
 Boeing Company                                6,977     270,568
 Caterpillar Inc.                              2,856     149,226
 Cooper Industries                               779      27,203
 Crane Company                                   497      12,743
 Cummins  Inc.                                   343      13,219
 Danaher Corp.                                 1,186      71,528
 Deere & Co.                                   1,953      85,268
 Dover Corp.                                   1,691      62,685
 Eaton Corp.                                     574      42,711
 Emerson Electric                              3,568     203,733
 Fluor Corp.                                     660      24,684
 General Dynamics                              1,673     133,238
 General Electric                             82,582   3,309,887
 Goodrich Corporation                            860      22,893
 Honeywell International Inc.                  6,733     227,710
 ITT Industries, Inc.                            732      36,966
 Illinois Tool Works                           2,529     171,264
 Ingersoll-Rand                                1,404      58,701
*Jabil Circuit                                 1,592      36,170
 Johnson Controls                                723      58,382
 Lockheed Martin Corp.                         3,613     168,619
*McDermott International                         509       6,245
 Millipore Corp.                                 392      23,794
 Minnesota Mining & Manufacturing              3,294     389,384
 Molex, Inc.                                   1,626      50,325
*Navistar International Corp.                    495      19,553
 Northrop Grumman Corp.                          910      91,737
 PACCAR, Inc.                                    637      41,800
 Pall Corp.                                    1,022      24,589
 Parker-Hannifin                                 973      44,670
 Pitney-Bowes                                  2,053      77,213
*Power-One Inc.                                  655       6,819
 Rockwell International                        1,522      27,183
 Rockwell Collins                              1,522      29,679
*Sanmina-SCI Corp.                             4,385      87,262
*Sealed Air Corp.                                696      28,411
*Solectron                                     6,685      75,407
 Symbol Technologies                           1,885      29,934
 Textron Inc.                                  1,173      48,633
*Thermo Electron                               1,508      35,981
 Thomas & Betts Corp.                            484      10,237
 Tyco International                           16,607     978,149
 United Technologies                           3,916     253,091
 Waste Management Inc.                         5,204     166,060
                                                      ----------
                                                       7,848,266
                                                      ----------
COMMUNICATIONS SERVICES - 5.16%
 AT&T Corp.                                   29,452     534,259
*AT&T Wireless Services                       21,046     302,431
 ALLTEL Corp.                                  2,605     160,807
 BellSouth                                    15,591     594,797
 Century Telephone                             1,173      38,474
*Citizens Communications                       2,374      25,307
*Nextel Communications, Inc.                   6,343      69,519
 Qwest Communications International           13,820     195,277
 SBC Communications Inc.                      28,017   1,097,425
 Sprint Corp.                                  7,373     148,050
*Sprint Corp. PCS                              8,195     200,040
 Verizon Communications                       22,499   1,067,803
*WorldCom, Inc.                               24,525     345,312
                                                      ----------
                                                       4,779,501
                                                      ----------
CONSUMER CYCLICALS - 9.15%
 American Greetings Corporation                  529       7,290
*AutoZone Inc.                                   932      66,918
*Bed Bath & Beyond, Inc.                       2,405      81,530
*Best Buy Co., Inc.                            1,742     129,744
*Big Lots, Inc.                                  943       9,807
 Black & Decker Corp.                            677      25,543
 Block H&R                                     1,520      67,944
 Brunswick Corp.                                 729      15,863
 Carnival Corp.                                4,865     136,609
*Cendant Corporation                           7,861     154,154
 Centex Corp.                                    494      28,202
 Circuit City Group                            1,731      44,919
 Cintas Corporation                            1,407      67,536
*Convergys Corp.                               1,422      53,311
 Cooper Tire & Rubber Co.                        604       9,640
*Costco Wholesale Corporation                  3,744     166,159
 Dana Corp.                                    1,231      17,086
 Delphi Automotive Systems                     4,658      63,628
 Dillard's Inc                                   708      11,328
 Dollar General                                2,751      40,990
 Dow Jones & Co.                                 719      39,351
 Family Dollar Stores                          1,431      42,901
*Federated Department Stores                   1,645      67,281
 Ford Motor                                   15,220     239,258
 Gannett Co.                                   2,201     147,973
 Gap (The)                                     7,156      99,755
 General Motors                                4,564     221,810
 Genuine Parts                                 1,431      52,518
 Goodyear Tire & Rubber                        1,321      31,453
 Harley-Davidson                               2,516     136,644
*Harrah's Entertainment                          976      36,122
 Hasbro Inc.                                   1,435      23,290
 Hilton Hotels                                 3,069      33,513
 Home Depot                                   19,513     995,358
 IMS Health Inc.                               2,452      47,839
*International Game Technology                   741      50,610
 Interpublic Group                             3,121      92,194
*Jones Apparel Group                           1,000      33,170
*K mart                                        4,076      22,255
 KB HOME                                         369      14,797
 Knight-Ridder Inc.                              610      39,607
*Kohl's Corp.                                  2,769     195,048
 Leggett & Platt                               1,632      37,536
 Limited, The                                  3,548      52,227
 Liz Claiborne, Inc.                             437      21,741
 Lowe's Cos.                                   6,399     296,978
 Marriott International                        2,028      82,438
 Masco Corp.                                   3,826      93,737
 Mattel, Inc.                                  3,585      61,662
 May Department Stores                         2,487      91,969
 Maytag Corp.                                    634      19,673
 McGraw-Hill                                   1,625      99,093
 Meredith Corp.                                  414      14,759
 New York Times                                1,325      57,306
 NIKE Inc.                                     2,256     126,877
 Nordstrom                                     1,114      22,536
*Office Depot                                  2,476      45,905
 Omnicom Group                                 1,541     137,688
 Penney (J.C.)                                 2,189      58,884
 Pulte Homes, Inc.                               490      21,888
 RadioShack Corp                               1,543      46,444
*Reebok International                            488      12,932
 Sears, Roebuck & Co.                          2,738     130,438
 Sherwin-Williams                              1,304      35,860
 Snap-On Inc.                                    481      16,190
 Stanley Works                                   711      33,111
*Staples, Inc.                                 3,793      70,929
 Starwood Hotels & Resorts                     1,654      49,372
 TJX Companies Inc.                            2,333      92,993
 TRW Inc.                                      1,040      38,522
*TMP Worldwide, Inc.                             886      38,009
 Target Corp.                                  7,506     308,121
 Tiffany & Co.                                 1,214      38,205
*Toys R Us Holding Companies                   1,644      34,097
 Tribune Co.                                   2,483      92,939
 V.F. Corp.                                      932      36,357
 Visteon Corp.                                 1,088      16,364
 Wal-Mart Stores                              37,192   2,140,403
 Whirlpool Corp.                                 555      40,698
                                                      ----------
                                                       8,475,829
                                                      ----------
CONSUMER STAPLES - 11.85%
*AOL Time Warner Inc.                         36,856   1,183,078
 Alberto-Culver                                  471      21,073
 Albertson's                                   3,369     106,090
 AmerisourceBergen Corp.                         856      54,399
 Anheuser-Busch                                7,467     337,583
 Avon Products                                 1,974      91,791
*Brown-Forman Corp.                              570      35,682
 CVS Corp.                                     3,272      96,851
 Campbell Soup                                 3,397     101,468
 Cardinal Health, Inc.                         3,709     239,824
*Clear Channel Communications                  4,884     248,644
 Clorox Co.                                    1,968      77,834
 Coca Cola Co.                                20,696     975,816
 Coca-Cola Enterprises                         3,704      70,154
 Colgate-Palmolive                             4,668     269,577
*Comcast Corporation                           7,862     283,032
 ConAgra Foods, Inc.                           4,468     106,204
 Coors (Adolph)                                  311      16,607
 Darden Restaurants                              983      34,798
 Deluxe Corp.                                    588      24,449
 Walt Disney Co.                              16,976     351,743
 Donnelley (R.R.) & Sons                         977      29,007
 Fortune Brands, Inc.                          1,272      50,358
 General Mills                                 3,018     156,966
 Gillette Co.                                  8,773     293,018
 Heinz (H.J.)                                  2,901     119,289
 Hershey Foods                                 1,137      76,975
 Kellogg Co.                                   3,377     101,648
 Kimberly-Clark                                4,428     264,794
*Kroger Co.                                    6,745     140,768
 McDonald's Corp.                             10,763     284,897
 McKesson Corp.                                2,371      88,675
 Newell Rubbermaid Co.                         2,219      61,178
 Pepsi Bottling Group                          2,394      56,259
 PepsiCo Inc.                                 14,703     715,889
 Philip Morris                                18,048     827,501
 Procter & Gamble                             10,773     852,467
*Robert Half International                     1,459      38,955
*Safeway Inc.                                  4,205     175,559
 Sara Lee Corp.                                6,543     145,451
*Starbucks Corp.                               3,167      60,331
 Supervalu Inc.                                1,102      24,376
 Sysco Corp.                                   5,595     146,701
*TRICON Global Restaurants                     1,223      60,172
 Tupperware Corp.                                482       9,279
 UST Inc.                                      1,359      47,565
 Unilever N.V.                                 4,755     273,936
*Univision Communications                      1,734      70,158
*Viacom Inc.                                  14,809     653,818
 Walgreen Co.                                  8,468     285,033
 Wendy's International                           946      27,595
 Winn-Dixie                                    1,170      16,673
 Wrigley (Wm) Jr.                              1,879      96,524
                                                      ----------
                                                      10,978,512
                                                      ----------
ENERGY - 5.98%
 Amerada Hess                                    742      46,375
 Anadarko Petroleum                            2,085     118,532
 Apache Corp.                                  1,147      57,227
 Ashland Inc.                                    581      26,772
 Baker Hughes                                  2,793     101,861
 Burlington Resources                          1,760      66,070
 ChevronTexaco Corp.                           8,866     794,482
 Conoco Inc.                                   5,197     147,075
 Devon Energy Corp.                            1,074      41,510
 EOG Resources                                   965      37,741
 Exxon Mobil Corp.                            56,921   2,236,995
 Halliburton Co.                               3,570      46,767
 Kerr-McGee                                      832      45,594
*Nabors Industries                             1,222      41,951
*Noble Drilling Corp.                          1,118      38,057
 Occidental Petroleum                          3,082      81,765
 Phillips Petroleum                            3,155     190,120
*Rowan Cos.                                      785      15,205
 Royal Dutch Petroleum                        17,838     874,422
 Schlumberger Ltd.                             4,775     262,386
 Sunoco., Inc.                                   698      26,063
 Marathon Oil Corporation                      2,568      77,040
 Unocal Corp.                                  2,025      73,042
 Transocean Sedco Forex                        2,646      89,488
                                                      ----------
                                                       5,536,540
                                                      ----------
FINANCIAL - 16.79%
 AFLAC Corporation                             4,374     107,425
 Allstate Corp.                                6,027     203,110
 Ambac Financial Group                           880      50,917
 American Express                             11,002     392,661
 American International Group                 21,795   1,730,523
 AmSouth Bancorporation                        3,081      58,231
 Aon Corp.                                     2,179      77,398
 BB&T Corporation                              3,776     136,351
 Bank of America Corp.                        13,158     828,296
 Bank of New York                              6,119     249,655
 Bank One Corp.                                9,694     378,551
 Bear Stearns Cos.                               779      45,681
 Capital One Financial                         1,735      93,603
 Charter One Financial                         1,806      49,033
 Chubb Corp.                                   1,458     100,602
 Cincinnati Financial                          1,337      51,007
 Citigroup Inc.                               42,833   2,162,210
 Comerica Inc.                                 1,485      85,091
*Conseco Inc.                                  2,811      12,537
 Countrywide Credit Industries                   986      40,396
 Equity Office Properties                      3,375     101,520
 Equity Residential Property                   2,200      63,162
 Federal Home Loan Mtg.                        5,762     376,835
 Fannie Mae                                    8,320     661,440
 Fifth Third Bancorp                           4,787     293,587
 Fleet Boston Financial Group                  8,705     317,733
 Franklin Resources                            2,201      77,629
 Golden West Financial                         1,320      77,682
 John Hancock Financial                        2,569     106,100
 Hartford Financial Services Group             1,972     123,901
 Household International                       3,859     223,590
 Huntington Bancshares                         2,089      35,910
 J.P. Morgan Chase & Co.                      16,499     599,739
 Jefferson-Pilot                               1,266      58,578
 KeyCorp                                       3,533      85,993
 Lehman Bros.                                  2,051     137,007
 Lincoln National                              1,563      75,915
 Loews Corp.                                   1,641      90,879
 MBIA Inc.                                     1,234      66,179
 MBNA Corp.                                    7,086     249,427
 MGIC Investment                                 892      55,054
 Marsh & McLennan                              2,292     246,275
 Mellon Bank Corp.                             3,970     149,351
 Merrill Lynch                                 6,981     363,850
 MetLife Inc.                                  6,237     197,588
 Moody's Corp                                  1,311      52,256
 Morgan Stanley, Dean Witter                   9,157     512,243
 National City Corp.                           4,998     146,142
 Northern Trust Corp.                          1,852     111,527
 PNC Bank Corp.                                2,405     135,161
 T. Rowe Price Group                           1,024      35,564
 Progressive Corp.                               615      91,820
 Providian Financial Corp.                     2,375       8,431
 Regions Financial Corp.                       1,893      56,676
 SAFECO Corp.                                  1,063      33,112
 St. Paul Cos.                                 1,786      78,530
 Charles Schwab                               11,554     178,740
 SouthTrust Corp.                              2,828      69,767
 State Street Corp.                            2,710     141,598
 Stilwell Finacial                             1,825      49,677
 SunTrust Banks                                2,429     152,298
 Synovus Financial                             2,413      60,446
 Torchmark Corp.                               1,044      41,061
 U.S. Bancorp                                 16,180      38,647
 USA Education Inc                             1,356     113,931
 Union Planters Corporation                    1,141      51,493
 UNUM Corp.                                    2,007      53,206
 Wachovia Corp.                               11,333     355,403
 Washington Mutual                             7,301     238,743
 Wells Fargo                                  14,277     620,334
 Zions Bancorp                                   767      40,329
 XL Capital                                    1,111     101,501
                                                      ----------
                                                      15,556,838
                                                      ----------
HEALTH CARE - 13.09%
 Abbott Labs                                  12,892     718,729
 Aetna Inc.                                    1,185      39,093
 Allergan, Inc.                                1,095      82,180
 American Home Products                       10,935     670,972
*Amgen, Inc.                                   8,684     490,125
 Applera Corp-Applied Biosystems Group         1,762      69,194
 Bard (C.R.) Inc.                                422      27,219
 Bausch & Lomb                                   447      16,834
 Baxter International Inc.                     4,933     264,557
 Becton, Dickinson                             2,143      71,040
*Biogen, Inc.                                  1,237      70,942
 Biomet, Inc.                                  2,225      68,753
*Boston Scientific                             3,340      80,561
 Bristol-Myers Squibb                         16,170     824,670
 CIGNA Corp.                                   1,246     115,442
*Chiron Corp.                                  1,580      69,267
*Forest Laboratories                           1,466     120,139
*Genzyme Corp.                                 1,700     101,762
*Guidant Corp.                                 2,554     127,189
 HCA Inc.                                      4,472     172,351
*HEALTHSOUTH Corp.                             3,242      48,046
*Health Management Assoc.                      2,095      38,548
*Humana Inc.                                   1,414      16,671
*Immunex Corp.                                 4,441     123,060
 Johnson & Johnson                            25,535   1,509,119
*King Pharmaceuticals                          2,052      86,451
 Lilly (Eli) & Co.                             9,350     734,349
*HCR Manor Care                                  856      20,296
*MedImmune, Inc.                               1,771      82,086
 Medtronic Inc.                               10,054     514,865
 Merck & Co.                                  18,943   1,113,848
 Pfizer, Inc.                                 52,514   2,092,680
 Pharmacia Corp                               10,823     461,601
*Quintiles Transnational                         970      15,569
*St Jude Medical                                 714      55,442
 Schering-Plough                              12,164     435,593
 Stryker Corp.                                 1,632      95,260
*Tenet Healthcare Corp.                        2,698     158,427
 United Health Group Inc.                      2,639     186,762
*Watson Pharmaceuticals                          881      27,655
*WellPoint Health Networks                       527      61,580
*Zimmer Holdings                               1,617      49,383
                                                      ----------
                                                      12,128,310
                                                      ----------
TECHNOLOGY - 17.44%
*ADC Telecommunications, Inc.                  6,502      29,909
 Adobe Systems, Inc.                           1,987      61,696
*Advanced Micro Devices                        2,862      45,391
*Agilient Technologies                         3,800     108,338
*Altera Corp.                                  3,221      68,350
*Analog Devices                                2,993     132,859
*Andrew Corp.                                    678      14,841
*Apple Computer, Inc.                          2,904      63,598
*Applied Materials, Inc.                       6,760     271,076
*Applied Micro Circuits Corporation            2,500      28,300
 Autodesk, Inc.                                  449      16,734
 Automatic Data Processing Inc.                5,193     305,868
*Avaya Inc.                                    2,362      28,698
*BMC Software                                  2,027      33,182
*Broadcom Corporation                          2,163      88,402
*CIENA Corp.                                   2,722      38,952
*Cisco Systems, Inc.                          60,883   1,102,591
*Citrix Systems, Inc.                          1,537      34,828
 COMPAQ Computer                              14,050     137,128
 Computer Associates International             4,794     165,345
*Computer Sciences Corp.                       1,403      68,719
*Compuware Corp.                               3,060      36,077
*Comverse Technology, Inc.                     1,543      34,517
*Concord EFS, Inc.                             4,000     131,120
*Conexant Systems, Inc.                        2,056      29,524
 Corning Inc.                                  7,738      69,023
*Dell Computer Corporation                    21,590     586,816
*EMC Corp.                                    18,329     246,342
 Eastman Kodak                                 2,413      71,015
 Electronic Data Systems                       3,893     266,865
 Equifax Inc.                                  1,192      28,787
 First Data                                    3,156     247,588
*Fiserv, Inc.                                  1,552      65,681
*Gateway 2000                                  2,687      21,603
 Grainger (W.W.) Inc.                            790      37,920
 Hewlett-Packard                              16,162      31,967
 Intel Corp.                                  55,940   1,759,313
 International Business Machines              14,329   1,733,236
*Intuit, Inc.                                  1,736      74,266
*JDS Uniphase Corp                            10,949      95,037
*KLA-Tencor Corp.                              1,543      76,471
*LSI Logic                                     3,007      47,450
*Lexmark International Inc                     1,067      62,953
 Linear Technology Corp.                       2,645     103,261
 Lucent Technologies                          28,381     178,516
*Maxim Integrated Products, Inc.               2,733     143,510
*Mercury Interactive Corporation                 691      23,480
*Microsoft Corp.                              44,780   2,966,675
*Micron Technology                             4,960     153,760
 Motorola Inc.                                18,257     274,220
*NCR Corp.                                       803      29,599
*National Semiconductor                        1,443      44,430
*Network Appliance, Inc.                       2,702      59,093
 Nortel Networks Holdings Co.                 26,505     198,788
*Novell, Inc.                                  2,995      13,747
*Novellus Systems, Inc.                        1,185      46,748
*NVIDIA Corp.                                  1,150      76,935
*Oracle Corp.                                 46,697     644,886
*PMC - Sierra, Inc.                            1,369      29,105
*Palm Inc.                                     4,690      18,197
*Parametric Technology                         2,198      17,166
 Paychex, Inc.                                 3,106     108,244
*PeopleSoft, Inc.                              2,440      98,088
 PerkinElmer                                     840      29,417
*QLogic Corp.                                    767      34,139
*QUALCOMM, Inc.                                6,300     318,150
 Raytheon Co.                                  3,207     104,131
*Sabre Holding Corp.                           1,106      46,839
*Sapient Corp                                  1,023       7,898
 Scientific-Atlanta                            1,355      32,439
*Siebel Systems, Inc.                          3,770     105,485
*Sun Microsystems, Inc.                       27,124     333,625
*Tektronix Inc.                                  781      20,134
*Tellabs, Inc.                                 3,405      50,939
*Teradyne Inc.                                 1,451      43,733
 Texas Instruments                            14,423     403,846
*Unisys Corp.                                  2,635      33,043
*VERITAS Software Corporation                  3,308     148,298
*Vitesse Semiconductor Corp.                   1,526      18,968
*Waters Corporation                            1,100      42,625
*Xilinx, Inc.                                  2,767     108,051
 Xerox Corp.                                   5,776      60,186
*Yahoo! Inc.                                   4,716      83,662
                                                      ----------
                                                      16,152,432
                                                      ----------
TRANSPORTATION - .71%
*AMR Corp.                                     1,279      28,355
 Burlington Northern Santa Fe                  3,259      92,979
 CSX Corp.                                     1,776      62,249
 Delta Air Lines                               1,024      29,962
*Federal Express                               2,555     132,555
 Norfolk Southern Corp.                        3,200      58,656
 Ryder System, Inc.                              502      11,119
 Southwest Airlines                            6,336     117,089
 Union Pacific                                 2,062     117,534
*USAirways Group Inc.                            557       3,531
                                                      ----------
                                                         654,029
                                                      ----------
UTILITIES - 2.92%
*AES Corp.                                     4,427      72,381
 Allegheny Energy                              1,038      37,596
 Ameren Corporation                            1,142      48,307
 American Electric Power                       2,680     116,660
 CMS Energy                                    1,098      26,385
*Calpine Corp.                                 2,485      41,723
 CINergy Corp.                                 1,323      44,228
 Consolidated Edison                           1,765      71,235
 Constellation Energy Group                    1,363      36,188
 DTE Energy Co.                                1,373      57,584
 Dominion Resources                            2,173     130,597
 Duke Energy                                   6,416     251,892
 Dynegy Inc.                                   2,912      74,256
*Edison International                          2,711      40,936
 El Paso Corp.                                 4,236     188,968
 Entergy Corp.                                 1,837      71,845
 Exelon Corp.                                  2,667     127,696
 FPL Group                                     1,464      82,570
 FirstEnergy Corp.                             2,524      88,290
 Keyspan Energy                                1,143      39,605
 Kinder Morgan                                   953      53,073
*Mirant Corporation                            3,334      53,411
*Niagara Mohawk Power                          1,333      23,634
 NICOR Inc.                                      378      15,740
 NiSource Inc.                                 1,718      39,617
*PG&E Corp.                                    3,221      61,972
 PPL Corp.                                     1,215      42,343
 Peoples Energy Corp.                            295      11,189
 Pinnacle West Capital                           705      29,504
 Progress Energy, Inc.                         1,806      81,324
 Progress Energy, Inc. - CVO                     968         407
 Public Serv. Enterprise Inc.                  1,731      73,031
 Reliant Energy                                2,475      65,637
 Sempra Energy                                 1,714      42,079
 Southern Co.                                  5,699     144,467
 TECO Energy                                   1,125      29,520
 TXU Corp.                                     2,137     100,760
 Williams Cos.                                 4,278     109,175
 Xcel Energy Inc                               2,855      79,198
                                                      ----------
                                                       2,705,023
                                                      ----------

 Total Common Stocks (cost $59,631,125)               87,139,111
                                                      ----------

UNIT INVESTMENT TRUST - .54%
 S&P 500 Depositary Receipts                   4,395     502,041
                                                      ----------
 Total Unit Investment Trust
 (cost $496,232)                                         502,041
                                                      ----------
                                         PRINCIPAL      VALUE
SHORT-TERM INVESTMENTS(3) _ 5.27%
VARIABLE RATE DEMAND NOTES (1) - 4.85%
 American Family (1.653% due 12/31/31)   $1,643,751  $ 1,643,751
 Firstar Bank (1.675% due 12/31/31)       2,345,541    2,345,541
  Wisconsin Corp Central Credit Union
 (1.653% due 12/31/31)                      149,879      149,879
  Wisconsin Electric
 ( 1.653% due 12/31/31)                     354,327      354,327
                                                     -----------
                                                       4,493,498
                                                     -----------
U.S. TREASURY BILL _ .42%
 U.S. Treasury Bill
 (4.825% due 08/16/01)                      390,000      389,714
                                                     -----------

 Total Short-Term Investments
 (cost $4,883,212)                                     4,883,212
                                                     -----------

TOTAL INVESTMENTS - 99.88%
 (cost $65,010,569)(2)                                92,524,364
                                                     -----------

OTHER ASSETS AND LIABILITIES(3) - .12%                   114,176
                                                     -----------

TOTAL NET ASSETS - 100%                              $92,638,540
                                                     ===========

___________
*Non-income producing

(1) Interest rates vary periodically based on current market rates. Rates shown are as of December 31, 2001. The maturity shown for each variable rate demand note is the later of the next scheduled interest adjustment date or the date on which principal can be recovered through demand. Information shown is as of December 31, 2001.

(2) For federal income tax purposes, cost is $65,091,973 and gross unrealized appreciation and depreciation of securities as of December 31, 2001 was $34,370,074 and ($6,937,683), respectively.

(3) Securities and other current assets with an aggregate value of $4,884,100 have been segregated with the custodian or designated to cover margin requirements for the open futures contracts as of December 31, 2001:

                                                 Unrealized
                                                Appreciation/
Type                                Contracts   (Depreciation)
--------------------------------------------------------------
Standard & Poor's 500 Index (03/02)     17        $101,363

The accompanying notes are an integral part of the financial statements.

SUMMIT MUTUTAL FUNDS, INC. - Pinnacle Series
SCHEDULE OF INVESTMENTS

S&P MIDCAP 400 INDEX PORTFOLIO

DECEMBER 31, 2001

                                             SHARES      VALUE
COMMON STOCKS - 91.32%
BASIC MATERIALS - 4.42%
 AK Steel Holding Corp.                       2,414   $   27,471
*Airgas Inc.                                  1,516       22,922
 Albemarle Corp.                              1,024       24,576
 Arch Coal                                    1,150       26,105
 Bowater Inc.                                 1,229       58,623
 Cabot Corp.                                  1,483       52,943
 Carpenter Technology Corp.                     493       13,124
 Crompton Corp.                               2,518       22,662
*Cytec Industries Inc.                          899       24,273
*FMC Technologies Inc.                          210        3,455
*FMC Corp.                                      760       45,220
 Ferro Corp.                                    764       19,711
 Fuller (H.B.) Co.                              632       18,183
 Glatfelter (P. H.) Company                     947       14,754
 IMC Global Inc.                              2,582       33,566
 Longview Fibre Co.                           1,147       13,546
 Lubrizol Corp.                               1,163       40,810
 Lyondell Petrochemical                       2,626       37,631
 Martin Marietta                              1,045       48,697
 Minerals Technologies Inc                      452       21,081
 Olin Corp.                                     982       15,849
*Packaging Corp. of America                   2,450       44,468
 Potlatch Corp.                                 644       18,882
 RPM, Inc.                                    2,283       33,012
 Rayonier Inc.                                  604       30,484
 Schulman (A.), Inc.                            651        8,886
*Sequa Corp.                                    217       10,312
 Solutia Inc.                                 2,313       32,428
 Sonoco Products                              2,117       56,270
*UCAR International Inc.                      1,186       12,690
 Universal Corp.                                606       22,064
 Valspar Corp                                 1,058       41,897
 Wausau-Mosinee Paper Corp.                   1,153       13,951
                                                       ---------
                                                         910,546
                                                       ---------
CAPITAL GOODS - 6.61%
 AGCO Corp.                                   1,588       25,059
 Albany International Corporation               686       14,886
*American Standard                            1,549      105,688
 AMETEK, Inc.                                   719       22,929
 Carlisle Companies, Inc.                       678       25,072
*Cree Inc.                                    1,600       47,136
 Diebold, Inc.                                1,597       64,583
 Donaldson Company, Inc.                        989       38,413
*Dycom Industries, Inc.                         940       15,707
 Federal Signal                               1,015       22,604
*Flowserve Corp.                                997       26,530
 Granite Construction Inc.                      913       21,985
 Harsco Corp.                                   896       30,733
 Hillenbrand Industries                       1,396       77,157
 HON Industries                               1,343       37,134
 Hubbell Inc.                                 1,335       39,222
*Jacobs Engineering Group                       590       38,940
 Kaydon Corp.                                   668       15,150
*KEMET Corp.                                  1,958       34,755
 Kennametal Inc.                                681       27,424
 Miller (Herman)                              1,709       40,435
 Nordson Corp.                                  730       19,279
 Pentair Inc.                                 1,092       39,869
*Plexus Corp.                                   920       24,435
 Precision Castparts                          1,145       32,346
*Quanta Services                              1,277       19,704
*Republic Services                            3,745       74,788
 Reynolds & Reynolds                          1,631       39,552
*SPX Corp.                                      883      120,882
 Stewart & Stevenson Services, Inc.             627       11,794
 Tecumseh Products Company                      422       21,366
 Teleflex                                       855       40,450
 Trinity Industries, Inc.                       947       25,730
*Vishay Intertechnology                       3,560       69,420
 Wallace Computer Services, Inc.                903       17,148
 York International                             851       32,449
                                                       ---------
                                                       1,360,754
                                                       ---------
COMMUNICATIONS SERVICES - 1.03%
*Broadwing Inc.                               4,832       45,904
*Powerwave Technologies Inc.                  1,411       24,382
*Price Communications Corp.                   1,243       23,729
 Telephone & Data Systems                     1,313      117,842
                                                       ---------
                                                         211,857
                                                       ---------
CONSUMER CYCLICALS - 12.57%
*Abercrombie & Fitch Co.                      2,210       58,631
*Acxiom Corp.                                 1,993       34,818
*American Eagle Outfitters                    1,556       40,721
*Apollo Group, Inc.                           2,554      114,956
 ArvinMeritor Inc.                            1,465       28,773
*BJ's Wholesale Club                          1,619       71,398
 Bandag, Inc.                                   459       15,955
*Barnes & Noble                               1,442       42,683
 Belo Corp.                                   2,437       45,694
 Blyth, Inc.                                  1,051       24,436
*Borders Group                                1,756       34,839
 Borg Warner Inc.                               585       30,566
*CDW Computer Centers, Inc.                   1,949      104,681
 Callaway Golf Co.                            1,659       31,770
*Catalina Marketing                           1,243       43,132
*ChoicePoint Inc.                             1,364       69,141
 Claire's Stores, Inc.                        1,091       16,474
 Clayton Homes                                3,075       52,583
*Coach, Inc.                                    972       37,889
*DeVRY Inc.                                   1,564       44,496
*Dollar Tree Stores                           2,495       77,120
*Dun & Brad Street                            1,794       63,328
*Education Management Corporation               675       24,469
*Extended Stay America                        2,050       33,620
 Fastenal                                       847       56,266
*Furniture Brands International, Inc.         1,112       35,606
*Gentex Corp                                  1,660       44,372
*GTECH Holdings Corp.                           657       29,756
 Harte-Hanks, Inc.                            1,413       39,804
 International Speedway                       1,186       46,373
 Lancaster Colony Corporation                   843       29,935
*Lands' End, Inc.                               652       32,704
*Lear Corporation                             1,423       54,273
 Lee Enterprises, Inc.                          976       35,497
 Lennar Corp                                  1,411       66,063
*Mandalay Resort Group                        1,598       34,197
*Media General, Inc.                            510       25,413
 Metris Companies Inc.                        1,475       37,922
 Modine Manufacturing Co.                       731       17,054
*Modis Professional Services Inc.             2,169       15,487
*Mohawk Industries                            1,172       64,319
*NCO Group Inc.                                 571       13,076
*Neiman-Marcus Group 'A'                      1,063       33,027
*Park Place Entertainment                     6,596       60,485
*Payless ShoeSource                             489       27,457
 The Pittston Company                         1,161       25,658
 Reader's Digest Association                  2,304       53,176
 Rollins, Inc.                                  673       13,460
 Ross Stores                                  1,810       58,065
*SAKS Inc.                                    3,165       29,561
*Scholastic Corp.                               778       39,157
*Six Flags Inc.                               2,044       31,437
*Sotheby's Holdings, Inc.                     1,316       21,859
 Superior Industries International, Inc.        577       23,224
*Sylvan Learning Systems, Inc.                  833       18,384
*Tech Data Corp.                              1,202       52,023
*Timberland Co                                  875       32,445
*Unifi, Inc.                                  1,200        8,700
*United Rentals                               1,577       35,798
 Viad Corp.                                   1,957       46,342
 Washington Post                                196      103,879
*Williams-Sonoma Inc.                         1,269       54,440
                                                       ---------
                                                       2,588,867
                                                       ---------
CONSUMER STAPLES - 7.12%
 Banta Corp.                                    549       16,206
 Bob Evans Farms, Inc.                          776       19,066
*Brinker International                        2,215       65,918
 CBRL Group Inc.                              1,253       36,888
 Church & Dwight Company Inc.                   867       23,088
*Dean Foods                                     947       64,585
 Dial Corporation (The)                       2,127       36,478
 Dole Food Co., Inc.                          1,247       33,457
 Dreyer's Grand Ice Cream, Inc.                 738       28,420
*Emmis Communications                         1,051       24,846
*Energizer Holdings Inc.                      2,050       39,053
*Entercom Communications                      1,011       50,550
*Hispanic Broadcasting                        2,433       62,042
 Hormel Foods Corp.                           3,108       83,512
 Interstate Bakeries Corporation              1,126       27,227
 Kelly Services, Inc.                           797       17,446
*Korn/Ferry International                       836        8,903
 Longs Drug Stores Corporation                  843       19,709
 Manpower Inc.                                1,697       57,206
 McCormick & Co.                              1,532       64,298
*Outback Steakhouse                           1,714       58,705
*Papa John's International, Inc.                512       14,070
*Patterson Dental                             1,525       62,418
 PepsiAmericas, Inc.                          3,476       47,969
*Perrigo Co.                                  1,641       19,397
 RJ Reynolds Tobacco                          2,178      122,622
 Ruddick Corp.                                1,034       16,534
 Sensient Technologies Corp.                  1,090       22,683
*Smithfield Foods                             2,500       55,100
 Smucker (J.M.) Co.                             540       19,105
 Tootsie Roll                                 1,100       42,988
 Tyson Foods                                  7,734       89,328
*Valassis Communication                       1,199       42,708
*Westwood One, Inc.                           2,446       73,502
                                                       ---------
                                                       1,466,027
                                                       ---------
ENERGY - 5.48%
*BJ Services                                  3,663      118,862
*Cooper Cameron Corp                          1,206       48,674
 ENSCO International                          3,112       77,333
*Forest Oil                                   1,075       30,326
*Grant Prideco                                2,432       27,968
*Hanover Compressor                           1,403       35,440
 Helmerich & Payne                            1,118       37,319
 Murphy Oil                                   1,006       84,544
*National-Oilwell Inc.                        1,801       37,119
 Noble Affiliates                             1,251       44,148
 Ocean Energy,Inc.                            3,753       72,058
*Patterson UTI-Energy                         1,700       39,627
 Pennzoil-Quaker State Co.                    1,759       25,418
*Pioneer Natural Resources                    2,202       42,411
*Pride  International                         2,970       44,847
*Smith International                          1,126       60,376
 Tidewater Inc.                               1,347       45,663
 Ultramar Diamond Shamrock                    1,590       78,673
 Valero Energy                                1,363       51,958
*Varco International                          2,115       31,683
*Weatherford International                    2,529       94,231
                                                       ---------
                                                       1,128,678
                                                       ---------
FINANCIAL - 17.57%
 Allmerica Financial                          1,189       52,970
 American Financial Group                     1,481       36,359
*AmeriCredit Corp.                            1,788       56,411
 Associated Banc-Corp.                        1,493       52,688
 Astoria Financial                            2,120       56,095
 Banknorth Group Inc                          3,402       76,613
*Certegy, Inc.                                1,538       52,630
 City National Corp.                          1,068       50,036
 Colonial BancGroup, Inc. (The)               2,435       34,309
 Compass Bancshares                           2,848       80,598
 Dime Bancorp, Inc.                           2,555       92,184
 Dime Bancorp, Inc.-WT                        1,500          225
*E*Trade Group                                8,074       82,759
 Eaton Vance                                  1,470       52,259
 A.G. Edwards                                 1,803       79,639
 Fidelity National Financial                  1,915       47,492
 First Tennessee National                     2,878      104,356
 First Virginia Banks                         1,034       52,486
 FirstMerit Corp.                             1,960       53,096
 Gallagher(Arthur J.)                         1,761       60,737
 Golden State Bancorp                         3,026       79,130
 Greater Bay Bancorp                          1,104       31,552
 Greenpoint Financial Corp.                   2,268       81,081
 HCC Insurance Holdings                       1,258       34,658
 Hibernia Corp.                               3,543       63,030
 Horace Mann Educators Corporation              905       19,204
 Hospitality Properties Trust                 1,373       40,504
 Independence Community Bank Corporation      1,300       29,588
*IndyMac Bancorp Inc.                         1,403       32,802
 Investors Financial Services                   671       44,427
*LaBranche & Co.                              1,257       43,316
 Legg Mason                                   1,451       72,521
 Leucadia National Corp.                      1,235       35,654
 M&T Bank Corp.                               2,160      157,356
 Marshall & Ilsley Corp.                      2,299      145,481
 Mercantile Bankshares                        1,562       67,228
 The MONY Group                               1,118       38,649
 National Commerce Financial                  4,599      116,355
 Neuberger Berman Inc.                        1,635       71,777
 New Plan Excel Realty Trust                  1,925       36,671
 New York Community Bancorp Inc.              2,350       53,745
 North Fork Bancorporation                    3,658      117,019
*Ohio Casualty Corporation                    1,342       21,539
 Old Republic International                   2,633       73,750
 PMI Group                                      988       66,206
 Pacific Century Financial                    1,781       46,110
 Protective Life Corp.                        1,525       44,118
 Provident Financial Group Inc.               1,090       28,645
 Radian Group                                 2,064       88,649
 Roslyn Bancorp                               2,062       36,085
 SEI Corp.                                    2,426      109,437
*Silicon Valley Bancshares                    1,092       29,189
 Sovereign Bancorp                            5,499       67,308
 StanCorp Financial Group Inc.                  675       31,894
 TCF Financial                                1,795       86,124
 Unitrin, Inc.                                1,511       59,715
 Waddell & Reed Financial Investment          1,773       57,091
 Webster Financial Corp.                      1,092       34,431
 Westamerica Bancorporation                     814       32,210
 Wilmington Trust Corp.                         722       45,710
 Everest Reinsurance Holdings                 1,027       72,609
                                                       ---------
                                                       3,616,510
                                                       ---------
HEALTH CARE - 10.80%
*Apogent Technologies                         2,359       60,862
*Apria Healthcare Group Inc.                  1,173       29,313
*Barr Laboratories                              934       74,122
 Beckman Coulter Inc.                         1,329       58,875
*Cor Therapeutics                             1,216       29,099
*Convance Inc.                                1,295       29,397
*CYTYC Corporation                            2,575       67,208
 Dentsply International                       1,154       57,931
*Edwards Lifesciences Corp.                   1,310       36,195
*Express Scripts, Inc.                        1,732       80,988
*First Health Group                           2,128       52,647
*Gilead Sciences, Inc.                        2,102      138,143
*Health Net, Inc.                             2,736       59,590
 ICN Pharmaceuticals, Inc.                    1,779       59,597
*IDEC Pharmaceuticals Corp.                   3,320      228,848
*INCYTE Genomics Inc                          1,435       27,896
*IVAX Corp.                                   4,457       89,764
*LifePoint Hospitals Inc.                       862       29,342
*Lincare Holdings                             2,330       66,755
*Millennium Pharmaceuticals, Inc.             4,841      118,653
 Mylan Laboratories                           2,794      104,775
 Omnicare, Inc.                               2,058       51,203
*Oxford Health Plans                          2,088       62,932
*PacifiCare Health Systems Inc.                 762       12,192
*Protein Design Labs, Inc.                    1,936       63,501
*Quest Diagnostics                            2,070      148,440
*Schein (Henry) Inc.                          1,035       38,326
*Sepracor, Inc.                               1,736       99,056
*STERIS Corp.                                 1,524       27,843
*Triad Hospitals                              1,571       46,109
*Trigon Healthcare Inc.                         839       58,269
*Universal Health Services                    1,375       58,823
*Vertex Pharmaceuticals                       1,597       39,270
*VISX Inc.                                    1,258       16,669
                                                       ---------
                                                       2,222,633
                                                       ---------
TECHNOLOGY - 17.29%
*ADTRAN, Inc.                                   887       22,636
*Advanced Fibre Communications                1,801       31,824
*Advent Software, Inc.                          754       37,662
*Affiliated Computer                          1,297      137,651
*Arrow Electronics                            2,198       65,720
*Ascential Software Corp.                     5,763       23,340
*Atmel Corp.                                 10,320       76,058
 Avnet, Inc                                   2,556       65,101
*Avocent Corp.                                  975       23,644
*BISYS Group                                  1,279       81,843
*CSG Systems International                    1,172       47,407
*Cabot Micro-Electronics                        532       42,161
*Cadence Design Systems                       5,384      118,017
*Ceridian Corp.                               3,256       61,050
*Checkfree Corp                               1,706       30,708
*Cirrus Logic                                 1,765       23,333
*CommScope Inc.                               1,144       24,333
*Credence Systems Corporation                 1,358       25,218
*Cypress Semiconductor                        2,664       53,094
*DST Systems Inc.                             2,727      135,941
*DSP Group, Inc.                                604       14,049
*Electronic Arts, Inc.                        2,977      178,471
*Enterasys Networks                           4,201       37,179
*FEI Company                                    700       22,057
*Fairchild Semiconductor                      2,350       66,270
*Gartner Group, Inc.                          1,930       21,616
 Harris Corp.                                 1,477       45,063
 Henry (Jack) & Assoc.                        1,970       43,025
*Imation Corp.                                  787       16,983
*InFocus Corporation                            859       18,915
*Integrated Device Technology, Inc.           2,388       63,497
*International Rectifier                      1,393       48,588
*Internet Security Systems                    1,100       35,266
*Investment Technology Group                  1,056       41,258
*Keane, Inc.                                  1,680       30,290
*LTX Corp.                                    1,123       23,516
*L-3 Communications Holdings                    863       77,670
*Lamb Research                                2,743       63,692
*Lattice Semconductor                         2,399       49,347
*Legato Systems, Inc.                         1,970       25,551
*Macrovision Corporation                      1,110       39,094
*Macromedia, Inc.                             1,313       23,371
*McDATA Corp.                                 2,500       61,250
*Mentor Graphics                              1,442       33,988
*Micrel Inc.                                  2,037       53,431
*Microchip Technology, Inc.                   2,914      112,888
*MIPS Technologies, Inc.                        865       6,903
*National Instruments                         1,136       42,555
*Network Associates, Inc.                     3,075       79,489
 Newport Corporation                            799       15,405
*Plantronics, Inc.                            1,098       28,153
*Polycom Inc.                                 1,992       67,867
*Quantum Corp.                                3,378       33,273
*RSA Security Inc.                            1,274       22,244
*RF Micro Devices, Inc.                       3,645       70,093
*Rational Software Corporation                4,324       84,318
*Retek Inc.                                   1,068       31,901
*SanDisk Corporation                          1,503       21,643
*Semtech Corp                                 1,502       53,606
*Storage Technology                           2,327       48,099
*SunGard Data Systems                         6,157      178,124
*Sybase Inc.                                  2,269       35,759
*Sykes Enterprises, Inc.                        905        8,453
*Symantec Corp.                               1,579      104,735
*Synopsys, Inc.                               1,358       80,217
*3Com Corp.                                   7,712       49,203
*Titan Corp. (The)                            1,522       37,974
*Transaction Systems Architects, Inc.           811        9,943
*TranSwitch Corp.                             2,025        9,113
*TriQuint Semiconductor Inc.                  2,848       34,916
*Wind River Systems                           1,772       31,737
                                                       ---------
                                                       3,558,789
                                                       ---------
TRANSPORTATION - 1.70%
 Airborne, Inc.                               1,075       15,942
*Alaska Air Group, Inc.                         591       17,198
 Alexander & Baldwin, Inc.                      903       24,110
*Atlas Air Worldwide Holdings, Inc.             854       12,511
 C.H. Robinson Worldwide                      1,895       54,794
 CNF Inc.                                     1,089       36,536
*EGL Inc.                                     1,046       14,592
 Expeditors International                     1,151       65,549
 GATX Corp.                                   1,066       34,666
*Hunt (J.B.) Transport Services, Inc.           784       18,189
 Overseas Shipholding Group, Inc.               759       17,078
*Swift Transportation Co., Inc.               1,818       39,105
                                                       ---------
                                                         350,270
                                                       ---------
UTILITIES - 6.73%
 AGL Resources Inc.                           1,211       27,877
 Allete, Inc.                                 1,850       46,620
 Alliant Energy                               1,965       59,657
 American Water Works                         2,198       91,767
 Black Hills                                    582       19,695
 CLECO Corp.                                  1,008       22,146
 Conectiv                                     1,979       48,466
*Covanta Energy Corp.                         1,113        5,031
 DPL Inc.                                     2,863       68,941
 DQE, Inc.                                    1,251       23,681
 Energy East                                  2,627       49,887
 Equitable Resources                          1,398       47,630
 Great Plains Energy Inc.                     1,380       34,776
 Hawaiian Electric Industries, Inc.             733       29,525
 Idaho Power                                    836       33,942
 MDU Resources                                1,471       41,409
*Montana Power Co.                            2,308       13,271
 National Fuel Gas                            1,766       43,620
 Northeast Utilities                          3,210       56,592
 NSTAR                                        1,184       53,102
 Oklahoma Gas & Electric                      1,740       40,159
 ONEOK, Inc.                                  1,350       24,084
 PNM Resources, Inc.                            874       24,428
 Potomac Electric Power                       2,422       54,665
 Puget Energy, Inc.                           1,913       41,876
 Questar Corp.                                1,799       45,065
 SCANA Corp .                                 2,344       65,232
 Sierra Pacific Resources                     2,180       32,809
 UtiliCorp United                             2,527       63,605
 Vectren Corporation                          1,499       35,946
 WGL Holdings, Inc.                           1,038       30,175
 Western Gas Resources, Inc.                    725       23,432
 Western Resources                            1,564       26,901
 Wisconsin Energy                             2,620       59,107
                                                       ---------
                                                       1,385,119
                                                       ---------

 Total Common Stocks (cost $17,754,028)               18,800,050
                                                      ----------

UNIT INVESTMENT TRUST _ 4.64%
 S&P MidCap 400 Depositary Receipts          10,288      954,844
                                                       ---------

 Total Unit Investments Trust
 (cost $861,585)                                         954,844
                                                       ---------
                                           PRINCIPAL     VALUE
SHORT-TERM INVESTMENTS(3) _  3.90%
VARIABLE RATE DEMAND NOTES (1) - 3.24%
 American Family (1.653% due 12/31/31)      $94,385  $    94,385
 Firstar Bank (1.675% due 12/31/31)         573,543      573,543

                                                         667,928
                                                     -----------
U.S. TREASURY BILL _ .66%
 U.S. Treasury Bill
 (2.220% due 01/17/02)                      135,000      134,901
                                                     -----------

 Total Short-Term Investments
 (cost $802,829)                                         802,829
                                                     -----------

TOTAL INVESTMENTS - 99.86%
 (cost $19,418,442)(2)                                20,557,723
                                                     -----------

OTHER ASSETS AND LIABILITIES - .14%                       29,890
                                                     -----------

TOTAL NET ASSETS - 100%                              $20,587,613
                                                     ===========

_____________
*Non-income producing

(1) Interest rates vary periodically based on current market rates. Rates shown are as of December 31, 2001. The maturity shown for each variable rate demand note is the later of the next scheduled interest adjustment date or the date on which principal can be recovered through demand.
    Information shown is as of December 31, 2001.

(2) For federal income tax purposes, cost is $19,301,631 and gross unrealized appreciation and depreciation of securities as of December 31, 2001 was $3,542,860 and ($2,286,768), respectively.

(3) Securities and other current assets with an aggregate value of $763,650 have been segregated with the custodian or designated to cover margin requirements for the open futures contracts as of December 31, 2001:

                                                    Unrealized
                                                   Appreciation/
Type                                   Contracts  (Depreciation)
----------------------------------------------------------------
Standard & Poor's MidCap 400 Index (03/02)   3        $21,300


The accompanying notes are an integral part of the financial statements.

SUMMIT MUTUTAL FUNDS, INC. - Pinnacle Series
SCHEDULE OF INVESTMENTS

BALANCED INDEX PORTFOLIO

DECEMBER 31, 2001

COMMON STOCKS - 53.91%

                                              SHARES      VALUE
BASIC MATERIALS - 1.43%
 Air Products & Chemicals                        152   $   7,130
 Alcan Inc.                                      216       7,761
 Alcoa Inc                                       571      20,299
 Allegheny Technologies Inc                       55         921
 Archer-Daniels-Midland                          437       6,271
 Barrick Gold Corp.                              353       5,630
 Bemis Company                                    35       1,721
 Boise Cascade                                    38       1,292
 Dow Chemical                                    590      19,930
 Du Pont (E.I.)                                  693      29,459
 Eastman Chemical                                 51       1,990
 Ecolab Inc.                                      86       3,462
 Engelhard Corp.                                  84       2,325
*Freeport-McMoran Copper                         106       1,419
 Georgia-Pacific Group                           154       4,252
 Great Lakes Chemical                             36         874
*Hercules, Inc.                                   71         710
*Inco, Ltd.                                      120       2,033
 International Flavors & Fragrances               68       2,020
 International Paper                             319      12,872
 Louisiana-Pacific Corp.                          69         582
 Mead Corp.                                       68       2,101
 Newmont Mining                                  111       2,121
 Nucor Corp.                                      56       2,966
 PPG Industries                                  115       5,948
*Pactiv Corp.                                    112       1,988
 Phelps Dodge                                     52       1,685
 Placer Dome Inc.                                217       2,367
 Praxair, Inc.                                   104       5,746
 Rohm & Haas                                     144       4,987
 Sigma-Aldrich                                    56       2,207
 Temple-Inland                                    35       1,986
 United States Steel Corp.                        58       1,050
 Vulcan Materials                                 67       3,212
 Westvaco Corp.                                   66       1,878
 Weyerhaeuser Corp.                              154       8,330
 Willamette Industries                            73       3,805
 Worthington Industries, Inc.                     57         809
                                                       ---------
                                                         186,139
                                                       ---------
CAPITAL GOODS - 4.85%
 Ingersoll-Rand Co. Ltd.                         107       4,474
*Allied Waste Industries                         125       1,758
*American Power Conversion                       128       1,851
 Avery Dennison Corp.                             74       4,183
 Ball Corp.                                       20       1,414
 Boeing Company                                  600      23,268
 Caterpillar Inc.                                230      12,018
 Cooper Industries                                62       2,165
 Crane Company                                    40       1,026
 Cummins  Inc.                                    27       1,041
 Danaher Corp.                                    94       5,669
 Deere & Co.                                     155       6,767
 Dover Corp.                                     134       4,967
 Eaton Corp.                                      48       3,572
 Emerson Electric                                282      16,102
 Fluor Corp.                                      50       1,870
 General Dynamics                                133      10,592
 General Electric                              6,781     271,782
 Goodrich Corporation                             67       1,784
 Honeywell International Inc.                    528      17,857
 ITT Industries, Inc.                             58       2,929
 Illinois Tool Works                             199      13,476
*Jabil Circuit                                   143       3,249
 Johnson Controls                                 57       4,603
 Lockheed Martin Corp.                           283      13,208
*McDermott International                          40         491
 Millipore Corp.                                  30       1,821
 Minnesota Mining & Manufacturing                262      30,971
 Molex, Inc.                                     130       4,024
*Navistar International Corp.                     41       1,620
 Northrop Grumman Corp.                           46       4,637
 PACCAR, Inc.                                     51       3,347
 Pall Corp.                                       82       1,973
 Parker-Hannifin                                  74       3,397
 Pitney-Bowes                                    170       6,394
*Power-One Inc.                                   45         468
 Rockwell International                          124       2,215
 Rockwell Collins                                124       2,418
*Sanmina-SCI Corp.                               346       6,885
*Sealed Air Corp.                                 55       2,245
*Solectron                                       564       6,362
 Symbol Technologies                             135       2,144
 Textron Inc.                                     95       3,939
*Thermo Electron                                 114       2,720
 Thomas & Betts Corp.                             38         804
 Tyco International                            1,317      77,568
 United Technologies                             311      20,100
 Waste Management Inc.                           411      13,115
                                                       ---------
                                                         631,283
                                                       ---------
COMMUNICATIONS - 2.97%
 AT&T Corp.                                    2,385      43,264
*AT&T Wireless Services                        1,654      23,768
 ALLTEL Corp.                                    208      12,840
 BellSouth                                     1,278      48,756
 Century Telephone                                93       3,050
*Citizens Communications                         171       1,823
*Nextel Communications, Inc.                     501       5,491
 Qwest Communications International            1,133      16,009
 SBC Communications Inc.                       2,259      88,485
 Sprint Corp.                                    580      11,646
*Sprint Corp. PCS                                638      15,574
 Verizon Communications                        1,847      87,658
*WorldCom, Inc.                                2,020      28,442
                                                       ---------
                                                         386,806
                                                       ---------
CONSUMER CYCICAL - 5.24%
 American Greetings Corporation                   43         593
*AutoZone Inc.                                    88       6,318
*Bed Bath & Beyond, Inc.                         186       6,305
*Best Buy Co., Inc.                              135      10,055
*Big Lots, Inc.                                   73         759
 Black & Decker Corp.                             56       2,113
 Block H&R                                       130       5,811
 Brunswick Corp.                                  58       1,262
 Carnival Corp.                                  400      11,232
*Cendant Corporation                             627      12,295
 Centex Corp.                                     39       2,227
 Circuit City Group                              134       3,477
 Cintas Corporation                              116       5,568
*Convergys Corp.                                 101       3,786
 Cooper Tire & Rubber Co.                         49         782
*Costco Wholesale Corporation                    295      13,092
 Dana Corp.                                      101       1,402
 Delphi Automotive Systems                       372       5,082
 Dillard's Inc                                    62         992
 Dollar General                                  218       3,248
 Dow Jones & Co.                                  59       3,229
 Family Dollar Stores                            129       3,867
*Federated Department Stores                     141       5,767
 Ford Motor                                    1,227      19,288
 Gannett Co.                                     176      11,832
 Gap (The)                                       563       7,848
 General Motors                                  387      18,808
 Genuine Parts                                   117       4,294
 Goodyear Tire & Rubber                          103       2,452
 Harley-Davidson                                 201      10,916
*Harrah's Entertainment                           81       2,998
 Hasbro Inc.                                     114       1,850
 Hilton Hotels                                   243       2,654
 Home Depot                                    1,585      80,851
 IMS Health Inc.                                 196       3,824
*International Game Technology                    50       3,415
 Interpublic Group                               199       5,878
*Jones Apparel Group                              80       2,654
*K mart                                          318       1,736
 KB HOME                                          32       1,283
 Knight-Ridder Inc.                               51       3,311
*Kohl's Corp.                                    216      15,215
 Leggett & Platt                                 130       2,990
 Limited, The                                    284       4,180
 Liz Claiborne, Inc.                              36       1,791
 Lowe's Cos.                                     506      23,483
 Marriott International                          158       6,423
 Masco Corp.                                     297       7,277
 Mattel, Inc.                                    281       4,833
 May Department Stores                           204       7,544
 Maytag Corp.                                     52       1,614
 McGraw-Hill                                     129       7,866
 Meredith Corp.                                   33       1,176
 New York Times                                  112       4,844
 NIKE Inc.                                       181      10,179
 Nordstrom                                        89       1,800
*Office Depot                                    209       3,875
 Omnicom Group                                   117      10,454
 Penney (J.C.)                                   173       4,654
 Pulte Homes, Inc.                                27       1,206
 RadioShack Corp                                 123       3,702
*Reebok International                             37         981
 Sears, Roebuck & Co.                            233      11,100
 Sherwin-Williams                                108       2,970
 Snap-On Inc.                                     39       1,313
 Stanley Works                                    58       2,701
*Staples, Inc.                                   320       5,984
 Starwood Hotels & Resorts                       122       3,642
 TJX Companies Inc.                              198       7,892
 TRW Inc.                                         82       3,037
*TMP Worldwide, Inc.                              64       2,746
 Target Corp.                                    603      24,753
 Tiffany & Co.                                    96       3,021
*Toys R Us Holding Companies                     143       2,966
 Tribune Co.                                     204       7,636
 V.F. Corp.                                       75       2,926
 Visteon Corp.                                    86       1,293
 Wal-Mart Stores                               2,999     172,597
 Whirlpool Corp.                                  48       3,520
                                                       ---------
                                                         681,338
                                                       ---------
CONSUMER STAPLES - 6.82%
*AOL Time Warner Inc.                          2,961      95,048
 Alberto-Culver                                   37       1,655
 Albertson's                                     280       8,817
 AmerisourceBergen Corp.                          70       4,449
 Anheuser-Busch                                  598      27,036
 Avon Products                                   157       7,301
*Brown-Forman Corp.                               45       2,817
 CVS Corp.                                       258       7,637
 Campbell Soup                                   279       8,334
 Cardinal Health, Inc.                           273      17,652
*Clear Channel Communications                    380      19,346
 Clorox Co.                                      155       6,130
 Coca Cola Co.                                 1,697      80,014
 Coca-Cola Enterprises                           278       5,265
 Colgate-Palmolive                               381      22,003
*Comcast Corporation                             634      22,824
 ConAgra Foods, Inc.                             350       8,320
 Coors (Adolph)                                   24       1,282
 Darden Restaurants                               82       2,903
 Deluxe Corp.                                     48       1,996
 Walt Disney Co.                               1,427      29,567
 Donnelley (R.R.) & Sons                          81       2,405
 Fortune Brands, Inc.                            105       4,157
 General Mills                                   293      15,239
 Gillette Co.                                    721      24,081
 Heinz (H.J.)                                    233       9,581
 Hershey Foods                                    91       6,161
 Kellogg Co.                                     268       8,067
 Kimberly-Clark                                  367      21,947
*Kroger Co.                                      552      11,520
 McDonald's Corp.                                883      23,373
 McKesson Corp.                                  186       6,956
 Newell Rubbermaid Co.                           176       4,852
 Pepsi Bottling Group                            188       4,418
 PepsiCo Inc.                                  1,188      57,844
 Philip Morris                                 1,476      67,672
 Procter & Gamble                                865      68,447
*Robert Half International                       111       2,964
*Safeway Inc.                                    328      13,694
 Sara Lee Corp.                                  528      11,737
*Starbucks Corp.                                 242       4,610
 Supervalu Inc.                                   87       1,924
 Sysco Corp.                                     440      11,537
*TRICON Global Restaurants                        97       4,772
 Tupperware Corp.                                 38         732
 UST Inc.                                        107       3,745
 Unilever N.V.                                   378      21,777
*Univision Communications                        142       5,745
*Viacom Inc.                                   1,194      52,715
 Walgreen Co.                                    666      22,418
 Wendy's International                            75       2,188
 Winn-Dixie                                       96       1,368
 Wrigley (Wm) Jr.                                150       7,706
                                                       ---------
                                                         886,748
                                                       ---------
ENERGY - 3.42%
 Amerada Hess                                     60       3,750
 Anadarko Petroleum                              160       9,096
 Apache Corp.                                     88       4,389
 Ashland Inc.                                     47       2,166
 Baker Hughes                                    218       7,950
 Burlington Resources                            142       5,331
 ChevronTexaco Corp.                             712      63,802
 Conoco Inc.                                     413      11,688
 Devon Energy Corp.                               81       3,131
 EOG Resources                                    75       2,933
 Exxon Mobil Corp.                             4,628     181,880
 Halliburton Co.                                 293       3,838
 Kerr-McGee                                       70       3,836
*Nabors Industries                                98       3,364
*Noble Drilling Corp.                             90       3,064
 Occidental Petroleum                            244       6,473
 Phillips Petroleum                              244      14,703
*Rowan Cos.                                       62       1,201
 Royal Dutch Petroleum                         1,467      71,915
 Schlumberger Ltd.                               376      20,661
 Sunoco., Inc.                                    59       2,203
 Marathon Oil Corp.                              206       6,180
 Unocal Corp.                                    161       5,807
 Transocean Sedco Forex                          184       6,223
                                                       ---------
                                                         445,584
                                                       ---------
FINANCIAL - 9.64%
 AFLAC Corporation                               350       8,596
 Allstate Corp.                                  492      16,580
 Ambac Financial Group                            70       4,050
 American Express                                883      31,514
 American International Group                  1,782     141,491
 AmSouth Bancorporation                          260       4,914
 Aon Corp.                                       169       6,003
 BB&T Corporation                                259       9,352
 Bank of America Corp.                         1,096      68,993
 Bank of New York                                488      19,910
 Bank One Corp.                                  792      30,928
 Bear Stearns Cos.                                73       4,281
 Capital One Financial                           129       6,960
 Charter One Financial                           152       4,127
 Chubb Corp.                                     116       8,004
 Cincinnati Financial                            106       4,044
 Citigroup Inc.                                3,463     174,812
 Comerica Inc.                                   103       5,902
*Conseco Inc.                                    215         959
 Countrywide Credit Industries                    75       3,073
 Equity Office Properties                        275       8,272
 Equity Residential Property                     200       5,742
 Federal Home Loan Mtg.                          460      30,084
 Fannie Mae                                      666      52,947
 Fifth Third Bancorp                             374      22,937
 Fleet Boston Financial Group                    714      26,061
 Franklin Resources                              173       6,102
 Golden West Financial                           105       6,179
 John Hancock Financial                          200       8,260
 Hartford Financial Services Group               142       8,922
 Household International                         313      18,135
 Huntington Bancshares                           161       2,768
 J.P. Morgan Chase & Co.                       1,332      48,418
 Jefferson-Pilot                                 102       4,720
 KeyCorp                                         287       6,986
 Lehman Bros.                                    160      10,688
 Lincoln National                                127       6,168
 Loews Corp.                                     130       7,199
 MBIA Inc.                                        97       5,202
 MBNA Corp.                                      583      20,522
 MGIC Investment                                  70       4,320
 Marsh & McLennan                                178      19,126
 Mellon Bank Corp.                               325      12,227
 Merrill Lynch                                   554      28,874
 MetLife Inc.                                    523      16,569
 Moody's Corp                                    107       4,265
 Morgan Stanley, Dean Witter                     748      41,843
 National City Corp.                             401      11,725
 Northern Trust Corp.                            147       8,852
 PNC Bank Corp.                                  192      10,790
 T. Rowe Price Group                              80       2,778
 Progressive Corp.                                48       7,166
 Providian Financial Corp.                       188         667
 Regions Financial Corp.                         166       4,970
 SAFECO Corp.                                     84       2,617
 St. Paul Cos.                                   140       6,156
 Charles Schwab                                  947      14,650
 SouthTrust Corp.                                222       5,477
 State Street Corp.                              212      11,077
 Stilwell Finacial                               147       4,001
 SunTrust Banks                                  200      12,540
 Synovus Financial                               187       4,684
 Torchmark Corp.                                  85       3,343
 U.S. Bancorp                                  1,269      26,560
 USA Education Inc                               104       8,738
 Union Planters Corporation                       89       4,017
 UNUM Corp.                                      159       4,215
 Wachovia Corp.                                  916      28,726
 Washington Mutual                               588      19,228
 Wells Fargo                                   1,170      50,838
 Zions Bancorp                                    67       3,523
 XL Capital                                       85       7,766
                                                       ---------
                                                       1,253,133
                                                       ---------
HEALTH CARE - 7.53%
 Abbott Labs                                   1,058      58,984
 Aetna Inc.                                       93       3,068
 Allergan, Inc.                                   86       6,454
 American Home Products                          897      55,040
*Amgen, Inc.                                     679      38,323
 Applera Corp-Applied Biosystems Group           138       5,419
 Bard (C.R.) Inc.                                 33       2,129
 Bausch & Lomb                                    35       1,318
 Baxter International Inc.                       384      20,594
 Becton, Dickinson                               167       5,536
*Biogen, Inc.                                     98       5,620
 Biomet, Inc.                                    183       5,655
*Boston Scientific                               270       6,512
 Bristol-Myers Squibb                          1,338      68,238
 CIGNA Corp.                                     108      10,006
*Chiron Corp.                                    116       5,085
*Forest Laboratories                             110       9,015
*Genzyme Corp.                                   140       8,380
*Guidant Corp.                                   203      10,109
 HCA Inc.                                        369      14,221
*HEALTHSOUTH Corp.                               255       3,779
*Health Management Assoc.                        180       3,312
*Humana Inc.                                     111       1,309
*Immunex Corp.                                   370      10,253
 Johnson & Johnson                             2,023     119,559
*King Pharmaceuticals                            145       6,109
 Lilly (Eli) & Co.                               747      58,669
*HCR Manor Care                                   68       1,612
*MedImmune, Inc.                                 138       6,396
 Medtronic Inc.                                  822      42,095
 Merck & Co.                                   1,578      92,786
 Pfizer, Inc.                                  4,235     168,766
 Pharmacia Corp                                  883      37,660
*Quintiles Transnational                          76       1,220
*St Jude Medical                                  55       4,271
 Schering-Plough                               1,000      35,810
 Stryker Corp.                                   125       7,296
*Tenet Healthcare Corp.                          207      12,155
 United Health Group Inc.                        214      15,145
*Watson Pharmaceuticals                           64       2,009
*WellPoint Health Networks                        41       4,791
*Zimmer Holdings                                 133       4,062
                                                       ---------
                                                         978,770
                                                       ---------
TECHNOLOGY - 9.99%
*ADC Telecommunications, Inc.                    528       2,429
 Adobe Systems, Inc.                             158       4,906
*Advanced Micro Devices                          202       3,204
*Agilient Technologies                           299       8,524
*Altera Corp.                                    264       5,602
*Analog Devices                                  234      10,387
*Andrew Corp.                                     53       1,160
*Apple Computer, Inc.                            215       4,709
*Applied Materials, Inc.                         534      21,413
*Applied Micro Circuits Corporation              202       2,287
 Autodesk, Inc.                                   39       1,454
 Automatic Data Processing Inc.                  415      24,444
*Avaya Inc.                                      179       2,175
*BMC Software                                    161       2,636
*Broadcom Corporation                            142       5,804
*CIENA Corp.                                     215       3,077
*Cisco Systems, Inc.                           4,925      89,192
*Citrix Systems, Inc.                            122       2,765
 COMPAQ Computer                               1,163      11,351
 Computer Associates International               389      13,417
*Computer Sciences Corp.                         111       5,437
*Compuware Corp.                                 238       2,806
*Comverse Technology, Inc.                       101       2,259
*Concord EFS, Inc.                               322      10,555
*Conexant Systems, Inc.                          144       2,068
 Corning Inc.                                    629       5,611
*Dell Computer Corporation                     1,770      48,109
*EMC Corp.                                     1,497      20,120
 Eastman Kodak                                   205       6,033
 Electronic Data Systems                         308      21,113
 Equifax Inc.                                     93       2,246
 First Data                                      273      21,417
*Fiserv, Inc.                                    120       5,078
*Gateway 2000                                    213       1,713
 Grainger (W.W.) Inc.                             62       2,976
 Hewlett-Packard                               1,353      27,791
 Intel Corp.                                   4,605     144,827
 International Business Machines               1,172     141,765
*Intuit, Inc.                                    127       5,433
*JDS Uniphase Corp                               873       7,578
*KLA-Tencor Corp.                                123       6,096
*LSI Logic                                       242       3,819
*Lexmark International Inc                        85       5,015
 Linear Technology Corp.                         206       8,042
 Lucent Technologies                           2,285      14,373
*Maxim Integrated Products, Inc.                 187       9,819
*Mercury Interactive Corporation                  53       1,801
*Microsoft Corp.                               3,611     239,223
*Micron Technology                               367      11,377
 Motorola Inc.                                 1,495      22,455
*NCR Corp.                                        63       2,322
*National Semiconductor                          117       3,602
*Network Appliance, Inc.                         201       4,396
 Nortel Networks Holdings Co.                  2,120      15,900
*Novell, Inc.                                    218       1,001
*Novellus Systems, Inc.                           86       3,393
*NVIDIA Corp.                                    100       6,690
*Oracle Corp.                                  3,830      52,892
*PMC - Sierra, Inc.                              102       2,169
*Palm Inc.                                       372       1,443
*Parametric Technology                           182       1,421
 Paychex, Inc.                                   245       8,538
*PeopleSoft, Inc.                                182       7,316
 PerkinElmer                                      64       2,241
*QLogic Corp.                                     50       2,226
*QUALCOMM, Inc.                                  490      24,745
 Raytheon Co.                                    225       7,306
*Sabre Holding Corp.                              85       3,600
*Sapient Corp                                     78         602
 Scientific-Atlanta                              105       2,514
*Siebel Systems, Inc.                            294       8,226
*Sun Microsystems, Inc.                        2,203      27,097
*Tektronix Inc.                                   64       1,650
*Tellabs, Inc.                                   271       4,054
*Teradyne Inc.                                   114       3,436
 Texas Instruments                             1,184      33,152
*Unisys Corp.                                    206       2,583
*VERITAS Software Corporation                    258      11,566
*Vitesse Semiconductor Corp.                     120       1,492
*Waters Corporation                              100       3,875
*Xilinx, Inc.                                    212       8,279
 Xerox Corp.                                     440       4,585
*Yahoo! Inc.                                     359       6,369
                                                       ---------
                                                       1,298,572
                                                       ---------
TRANSPORTATION - .40%
*AMR Corp.                                        99       2,195
 Burlington Northern Santa Fe                    270       7,703
 CSX Corp.                                       144       5,047
 Delta Air Lines                                  81       2,370
*Federal Express                                 192       9,962
 Norfolk Southern Corp.                          253       4,637
 Ryder System, Inc.                               39         864
 Southwest Airlines                              492       9,092
 Union Pacific                                   164       9,348
*USAirways Group Inc.                             44         279
                                                       ---------
                                                          51,497
                                                       ---------
UTILITIES - 1.62%
*AES Corp.                                       360       5,886
 Allegheny Energy                                 70       2,535
 Ameren Corporation                               91       3,849
 American Electric Power                         213       9,272
 CMS Energy                                       80       1,922
*Calpine Corp.                                   200       3,358
 CINergy Corp.                                   105       3,510
 Consolidated Edison                             140       5,650
 Constellation Energy Group                       99       2,628
 DTE Energy Co.                                   94       3,942
 Dominion Resources                              157       9,436
 Duke Energy                                     486      19,083
 Dynegy Inc.                                     201       5,126
*Edison International                            220       3,322
 El Paso Corp.                                   326      14,543
 Entergy Corp.                                   152       5,945
 Exelon Corp.                                    215      10,294
 FPL Group                                       118       6,655
 FirstEnergy Corp.                               205       7,171
 Keyspan Energy                                   93       3,222
 Kinder Morgan                                    65       3,620
*Mirant Corporation                              224       3,588
*Niagara Mohawk Power                            114       2,021
 NICOR Inc.                                       31       1,291
 NiSource Inc.                                   139       3,205
*PG&E Corp.                                      255       4,906
 PPL Corp.                                        95       3,311
 Peoples Energy Corp.                             23         872
 Pinnacle West Capital                            56       2,344
 Progress Energy, Inc.                           138       6,214
 Progress Energy, Inc. - CVO                      65          27
 Public Serv. Enterprise Inc.                    143       6,033
 Reliant Energy                                  195       5,171
 Sempra Energy                                   135       3,314
 Southern Co.                                    463      11,737
 TECO Energy                                     100       2,624
 TXU Corp.                                       174       8,204
 Williams Cos.                                   347       8,855
 Xcel Energy Inc                                 223       6,186
                                                       ---------
                                                         210,872
                                                       ---------
 Total Common Stocks
         (cost $7,664,011)                             7,010,742
                                                       ---------

UNIT INVESTMENT TRUST - 3.48%
 S&P 500 Depositary Receipt                    3,962     452,579

 Total Unit Investment Trust
 (cost $405,358)                                         452,579


U.S. TREASURY OBLIGATIONS - 13.26%
                                          PRINCIPAL      VALUE
 U.S. Treasury Note
      (3.250% due 12/31/03)               $  80,250  $    80,250
 U.S. Treasury Note
      (7.250% due 05/15/04)                 230,000      250,017
 U.S. Treasury Note
      (5.875% due 11/15/04)                 280,000      296,472
 U.S. Treasury Note
      (6.500% due 05/15/05)                 382,000      412,799
 U.S. Treasury Note
      (6.000% due 08/15/09)                 154,000      164,172
 U.S. Treasury Note
      (6.125% due 11/15/27)                 495,000      520,697
                                                     -----------

 Total U.S. Treasury Obligations
        (cost $1,760,257)                              1,724,407
                                                     -----------
U.S. GOVERNMENT AGENCY
OBLIGATIONS - 4.45%

FEDERAL HOME LOAN MORTGAGE
     CORPORATION
 5.750% due 07/15/03                        555,000      579,256
                                                     -----------
 Total U.S. Government Agency
 Obligations (cost $551,876)                             579,256
                                                     -----------

MORTGAGE-BACKED SECURITIES - 10.36%

FEDERAL HOME LOAN MORTGAGE
      CORPORATION
 FNCL (7.000% due 07/01/29)               1,319,788    1,347,059
                                                     -----------
 Total Mortgage-Backed Securities
       (cost $1,311,971)                               1,347,059
                                                     -----------
CORPORATE BONDS - 11.61%

BANK,BANK HOLDING COMPANIES &
      OTHER BANKSERVICES - 4.06%
 Erac USA Finance
 (7.950% due 12/15/09)(4)                   154,000      154,622
 Household Finance Corp.
 (5.875% due 02/01/09)                      230,000      218,775
 Key Bank (7.000% due 02/01/11)             150,000      155,102
                                                     -----------
                                                         528,499
                                                     -----------
CONSUMER CYCLICALS - 1.35%
 Amgen (6.500% due 12/01/07)                 50,000       51,803
 Ford Motor Credit Corp.
 (6.375% due 02/01/29)                      154,000      123,591
                                                     -----------
                                                         175,394
                                                     -----------
MANUFACTURING - 2.91%
 Champion International Corp.
 (7.200% due 11/01/26)                      138,000      142,070
 Rohm & Haas Co.(6.950% due 07/15/04)       154,000      163,071
 Weyerhauser Co. (5.950% due 11/01/08)       75,000       73,055
                                                     -----------
                                                         378,196
                                                     -----------
TELECOMMUNICATION - 3.29%
 Citizen Communications
 (9.250% due 05/15/11)                      200,000      222,571
 Worldcom Inc.(7.500% due 05/15/11)         200,000      205,735
                                                     -----------
                                                         428,306
                                                     -----------
 Total Corporate Bonds (cost $1,549,902)               1,510,395
                                                     -----------

SHORT-TERM INVESTMENTS(3) - 2.88%
VARIABLE RATE DEMAND NOTES(1) - 2.34%
 First American Treas
 (1.177% due 12/31/31)                      303,923      303,923
                                                     -----------
U.S. TREASURY BILL - .54%
 U.S. Treasury Note
      (2.220% due 01/17/02)                  70,000       69,949
                                                     -----------

 Total Short-Term Investments
 (cost $373,872)                                         373,872
                                                     -----------

TOTAL INVESTMENTS - 99.95%
 (cost $13,617,247)(2)                                12,998,310
                                                     -----------
OTHER ASSETS AND LIABILITIES - .05%                        5,827
                                                     -----------
TOTAL NET ASSETS - 100%                              $13,004,137
                                                     ===========

____________
*Non-income producing

(1) Interest rates vary periodically based on current market rates. Rates shown are as of December 31, 2001.
    The maturity shown for each variable rate demand note is the later of the next scheduled interest adjustment date or the date on which principal can be recovered through demand. Information shown is as of December 31, 2001.

(2) For federal income tax purposes, cost is $13,641,695 and gross unrealized appreciation and depreciation of securities as of December 31, 2001 was $958,668 and ($1,602,053), respectively.

(3) Securities and other current assets with an aggregate value of $287,300 have been segregated with the custodian or designated to cover margin requirements for the open futures contracts as of December 31, 2001:

(4) Security exempt from registration under Rule 144(a) of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

                                                  Unrealized
                                                 Appreciation/
Type                                Contracts    (Depreciaton)
--------------------------------------------------------------
Standard & Poor's 500 Index (03/02)      1         $5,963


The accompanying notes are an integral part of the financial statements.

SUMMIT MUTUTAL FUNDS, INC. - Pinnacle Series
SCHEDULE OF INVESTMENTS

NASDAQ-100 INDEX PORTFOLIO

DECEMBER 31, 2001


                                             SHARES     VALUE
COMMON STOCKS - 95.83%
BASIC INDUSTRIES - .32%
*Smurfit-Stone Container Corporation          2,954  $    47,175
                                                      ----------
CAPITAL GOODS - 2.50%
*Maxim Integrated Products, Inc.              5,590      293,531
 PACCAR, Inc.                                 1,062       69,688
                                                      ----------
                                                         363,219
                                                      ----------
CONSUMER NON-DURABLES - .83%
 Cintas Corporation                           2,515      120,720
                                                      ----------
CONSUMER SERVICES - 10.99%
*Adelphia Communications Corporation          2,442       76,142
*Amazon.com, Inc.                             3,048       32,979
*Apollo Group, Inc.                           1,432       64,454
*At Home Corporation                          2,388           14
*Bed Bath & Beyond, Inc.                      4,818      163,330
*CDW Computer Centers, Inc.                   1,097       58,920
*Charter Communications, Inc.                 3,777       62,056
*Comcast Corporation                          5,537      199,332
*Costco Wholesale Corporation                 2,942      130,566
*eBay, Inc.                                   2,534      169,524
*Gemstar-TV Guide International, Inc.         5,365      148,611
*PanAmSat Corporation                         2,494       54,569
*Staples, Inc.                                3,825       71,528
*Starbucks Corp.                              6,549      124,758
*TMP Worldwide, Inc.                          1,464       62,806
*USA Networks, Inc.                           4,428      120,929
*Yahoo! Inc.                                  3,383       60,014
                                                      ----------
                                                       1,600,532
                                                      ----------
HEALTH CARE - 14.45%
*Abgenix, Inc.                                1,011       34,010
*Amgen, Inc.                                  6,019      339,712
*Andrx Group                                    853       60,060
*Biogen, Inc.                                 2,245      128,751
 Biomet, Inc.                                 4,485      138,587
*Cephalon, Inc.                                 572       43,235
*Chiron Corp.                                 3,267      143,225
*CYTYC Corporation                            1,512       39,463
*Express Scripts, Inc.                          872       40,775
*Genzyme Corp.                                3,286      196,700
*Gilead Sciences, Inc.                        1,167       76,695
*Human Genome Sciences, Inc.                  1,570       52,940
*ICOS Corporation                               647       37,164
*IDEC Pharmaceuticals Corp.                   2,048      141,169
*ImClone Systems, Inc.                          923       42,883
*Immunex Corp.                                9,229      255,735
*Invitrogen Corporation                         614       38,025
*MedImmune, Inc.                              2,832      131,263
*Millennium Pharmaceuticals, Inc.             3,016       73,922
*Protein Design Labs, Inc.                    1,044       34,243
*Sepracor, Inc.                                 969       55,291
                                                      ----------
                                                       2,103,848
                                                      ----------
PUBLIC UTILITIES - 2.19%
*Nextel Communications, Inc.                 12,133      132,978
*WorldCom, Inc.                              13,151      185,166
*XO Connunications, Inc.                      3,815          366
                                                      ----------
                                                         318,510
                                                      ----------
TECHNOLOGY - 64.55%
*ADC Telecommunications, Inc.                12,175       56,005
 Adobe Systems, Inc.                          2,872       89,176
*Altera Corp.                                 6,692      142,004
*Apple Computer, Inc.                         6,044      132,364
*Applied Materials, Inc.                      5,215      209,122
*Applied Micro Circuits Corporation           4,276       48,404
*Atmel Corp.                                  4,312       31,779
*BEA Systems, Inc.                            4,553       70,116
*Broadcom Corporation                         2,093       85,541
*Brocade Communications Systems, Inc.         2,878       95,319
*CIENA Corp.                                  4,799       68,674
*Cisco Systems, Inc.                         32,373      586,275
*Citrix Systems, Inc.                         2,755       62,428
*Compuware Corp.                              2,833       33,401
*Comverse Technology, Inc.                    2,379       53,218
*Concord EFS, Inc.                            7,020      230,116
*Conexant Systems, Inc.                       3,475       49,901
*Dell Computer Corporation                   11,861      322,382
*EchoStar Communications Corporation          3,070       84,333
*Electronic Arts, Inc.                        1,707      102,335
 LM Ericsson Telephone Company               12,567       65,600
*Fiserv, Inc.                                 2,892      122,389
*Integrated Device Technology, Inc.           1,223       32,520
 Intel Corp.                                 29,035      913,151
*Intuit, Inc.                                 3,300      141,174
*i2 Technologies, Inc.                        5,593       44,185
*JDS Uniphase Corp                           17,212      149,400
*Juniper Networks, Inc.                       2,624       49,725
*KLA-Tencor Corp.                             2,773      137,430
 Linear Technology Corp.                      5,227      204,062
*Mercury Interactive Corporation              1,087       36,936
*Microsoft Corp.                             22,898    1,516,993
*Microchip Technology, Inc.                   1,368       52,996
 Molex, Inc.                                  1,204       37,264
*Network Appliance, Inc.                      4,277       93,538
*Novellus Systems, Inc.                       1,804       71,168
*NVIDIA Corp.                                 1,930      129,117
*Oracle Corp.                                28,648      395,629
*PMC - Sierra, Inc.                           2,256       47,963
 Paychex, Inc.                                4,387      152,887
*PeopleSoft, Inc.                             5,286      212,497
*QLogic Corp.                                 1,167       51,943
*QUALCOMM, Inc.                              11,389      575,145
*RF Micro Devices, Inc.                       2,342       45,037
*Rational Software Corporation                2,505       48,848
*Sanmina-SCI Corp.                            6,881      136,932
*Siebel Systems, Inc.                         6,690      187,186
*Sun Microsystems, Inc.                      17,420      214,266
*Symantec Corp.                                 884       58,636
*Synopsys, Inc.                                 683       40,345
*Tellabs, Inc.                                2,887       43,190
*VERITAS Software Corporation                 5,062      226,924
*VeriSign, Inc.                               2,367       90,041
*Vitesse Semiconductor Corp.                  2,549       31,684
*Xilinx, Inc.                                 5,474      213,760
*Check Point Software Technologies Lt         2,938      117,197
*Flextronics International Ltd.               6,524      156,511
                                                      ----------
                                                       9,397,162
                                                      ----------
 Total Common Stocks
         (cost $19,589,559)                           13,951,166
                                                      ----------

UNIT INVESTMENT TRUST - 2.90%
*Nasdaq 100 Shares                           10,554      422,532
                                                      ----------
 Total Unit Investment Trust
 (cost $364,302)                                         422,532
                                                      ----------
                                           PRINCIPAL     VALUE
SHORT-TERM INVESTMENTS(3) - .58%

VARIABLE RATE DEMAND NOTES(1) - .24%
 Firstar Bank (1.675% due 12/31/31)         $35,013    $  35,013
                                                     -----------
U.S. TREASURY BILL - .34%
 U.S. Treasury Bill
 (2.220% due 01/17/02)                       50,574       49,963
                                                     -----------

 Total Short-Term Investments
 (cost $84,976)                                           84,976
                                                     -----------

TOTAL INVESTMENTS - 99.31%
 (cost $20,038,837)(2)                                14,458,674
                                                     -----------
OTHER ASSETS AND LIABILITIES(3) - .69%                   100,926
                                                     -----------
TOTAL NET ASSETS - 100%                              $14,559,600
                                                     ===========

____________
* Non-income producing

(1) Interest rates vary periodically based on current market rates. Rates shown are as of December 31, 2001. The maturity shown for each variable rate demand note is the later of the next scheduled interest adjustment date or the date on which principal can be recovered through demand.
    Information shown is as of December 31, 2001.

(2) For federal income tax purposes, cost is $20,054,350 and gross unrealized appreciation and depreciation of securities as of December 31, 2001 was $764,540 and ($6,360,216), respectively.

(3) Securities and other current assets with an aggregate value of $158,350 have been segregated with the custodian or designated to cover margin requirements for the open futures contracts as of December 31, 2001:

                                             Unrealized
                                            Appreciation/
Type                       Contracts       (Depreciation)
---------------------------------------------------------
Nasdaq-100 Index (03/02)       1              ($3,355)

The accompanying notes are an integral part of the financial statements.

SUMMIT MUTUAL FUNDS, INC. - Pinnacle Series
SCHEDULE OF INVESTMENTS

RUSSELL 2000 SMALL CAP INDEX PORTFOLIO

DECEMBER 31, 2001

                                              SHARES      VALUE
                                              ------------------
COMMON STOCKS - 76.46%
BASIC MATERIALS - 2.51%
*Airgas Inc.                                   1,170  $   17,690
 Albemarle Corp.                                 531      12,744
 AMCOL International Corporation                 421       3,031
 Arch Chemicals Inc.                             423       9,814
*Bethlehem Steel Corporation                   2,723       1,225
 Brush Engineered Materials Inc.                 347       4,941
*Buckeye Technologies Inc                        448       5,152
 Caraustar Industries, Inc.                      543       3,763
 Carpenter Technology Corp.                      405      10,781
 Century Aluminum Co.                            263       3,514
 ChemFirst Inc.                                  227       5,441
 Cleveland-Cliffs Inc.                           200       3,660
 Crompton Corp.                                2,373      21,357
*Cytec Industries Inc.                           848      22,896
 Deltic Timber Corp.                             208       5,699
 Ferro Corp.                                     595      15,351
 Fuller (H.B.) Co.                               592      17,032
 Georgia Gulf Corp.                              507       9,380
 Gibraltar Steel Corporation                     115       2,015
 Glatfelter (P. H.) Company                      265       4,129
 IMC Global Inc.                               2,271      29,523
*International Specialty Products Inc.           273       2,443
*Kaiser Aluminum Corp.                           622       1,008
 Longview Fibre Co.                            1,076      12,708
 Louisiana-Pacific Corp.                       2,190      18,484
 MacDermid Inc.                                  433       7,339
 Millennium Chemicals Inc.                     1,331      16,771
 Minerals Technologies Inc                       411      19,169
 NL Industries Inc                               203       3,100
*Octel Corporation                               209       3,762
 Olin Corp.                                      729      11,766
 Omnova Solutions Inc.                           831       5,651
*Oregon Steel Mills, Inc.                        541       2,678
 PolyOne Corp.                                 1,625      15,925
 Pope & Talbot, Inc.                             291       4,147
 Potlatch Corp.                                  594      17,416
 Quaker Chemical Corp.                           162       3,337
 RPM, Inc.                                     2,145      31,017
*RTI International Metals Inc.                   438       4,358
 Rayonier Inc.                                   570      28,768
 Reliance Steel & Aluminum Company               399      10,474
 Roanoke Electric Steel Corp.                    229       3,160
 Rock-Tenn Company                               242       3,485
 Ryerson Tull Inc.                               468       5,148
 Schulman (A.), Inc.                             612       8,354
 Schweitzer-Mauduit International, Inc.          311       7,386
 Southern Peru Copper Corp.                      295       3,525
 Spartech Corporation                            281       5,775
*Steel Dynamics Inc.                             525       6,095
 Stepan Company                                  132       3,205
*Stillwater Mining Co.                           812      15,022
*Symyx Technologies Inc.                         535      11,363
*Terra Industries Inc.                           804       2,814
*Titanium Metals Corporation                     410       1,636
 Tremont Corp.                                    27         780
 USEC Inc.                                     1,689      12,093
*Uniroyal Technology Corporation                 282         902
 Wausau-Mosinee Paper Corp.                      971      11,749
 Wellman, Inc.                                   562       8,705
                                                      ----------
                                                         540,656
                                                      ----------
COMMUNICATIONS - 7.52%
*ACTV, Inc.                                      856       1,601
*APAC Customer Services, Inc.                    505       1,313
*Ackerley Group, Inc.                            315       5,513
*Adaptec, Inc.                                 2,068      29,986
*Adelphia Business Solutions Inc.                584         339
*ADTRAN, Inc.                                    444      11,331
*ADVO, Inc.                                      394      16,942
*Aeroflex Inc.                                 1,251      23,681
*Aether Systems Inc.                             459       4,223
*Agile Software Corporation                      632      10,883
*Airgate PCS                                     243      11,069
*Akamai Technologies Inc.                      1,446       8,589
*Alamosa PCS Holdings Inc.                     1,452      17,322
*Alaska Communications Systems Group, Inc.       193       1,538
*Allen Telecom Inc.                              534       4,539
*Alliance Fiber Optic Products Inc.              303         430
*Alloy Online Inc.                               173       3,725
*American Online Latin America Inc.              466       2,120
*Anaren Microwave, Inc.                          442       7,655
*Andrew Corp.                                  1,708      37,388
*Anixter International Inc.                      543      15,752
*answerthink Inc.                                803       5,244
*Applied Innovation Inc.                         184       1,141
*Arris Group, Inc.                               540       5,270
*Art Technology Group Inc.                     1,135       3,950
*Asiainfo Holdings Inc.                          557       9,703
*Aspect Communications Corporation             1,083       4,202
*AT&T Latin America Corp.                        908       1,071
*Audiovox Corporation                            361       2,693
*Auspex Systems, Inc.                            948       1,706
*Avanex Corporation                              611       3,605
*Avici Systems Inc.                            1,031       3,000
*Avocent Corp.                                   927      22,480
*Aware, Inc.                                     475       3,943
*Beasley Broadcast Group Inc.                    160       2,082
*Black Box Corp.                                 402      21,258
*Blue Martini Software Inc.                      622       1,872
*Boston Communications Group, Inc.               315       3,575
*Braun Consulting Inc.                           192         682
*C-COR.net Corporation                           678       9,878
 CT Communications Inc.                          327       5,399
*Cable Design Technologies Corporation           919      12,572
*CacheFlow Inc.                                  456       1,222
*Carrier Access Corporation                      222         648
*Centennial Communications Corp                  165       1,690
*Centillium Communications Inc.                  529       4,158
*Centra Software, Inc.                           446       3,568
*Choice One Communications Inc.                  209         732
*Chordiant Software, Inc.                        581       4,596
*Clarent Corporation                             626         626
*Click Commerce Inc.                             361       1,141
*Commerce One Inc.                             4,133      14,755
*Commonwealth Telephone Enterprises, Inc.        228      10,374
*CommScope Inc.                                1,078      22,929
*Computer Network Technology Corporation         624      11,101
 Conestoga Enterprises, Inc.                     165       5,272
*Copper Mountain Networks Inc.                 1,110       1,876
*Corillian Corporation                           405       1,940
*CoSine Communications, Inc.                   1,830       2,837
*Crossroads Systems Inc.                         400       1,796
*Crown Media Holdings, Inc.                      349       3,940
*Cumulus Media Inc.                              616       9,967
*DMC Stratex Networks Inc.                     1,547      12,036
*Digex, Inc                                      458       1,369
*Digital Lightwave Inc.                          265       2,486
*Digital Insight Corporation                     538      12,030
*Digitas Inc.                                    181         728
*Digitalthink Inc.                               408       4,406
*Digital Generation Systems, Inc.                740         821
*Ditech Communications Corporation               497       2,992
*divine, inc.                                  2,020       1,495
*Dobson Communications Corporation               492       4,202
*Docent, Inc.                                    766       2,428
*E.piphany Inc.                                1,296      11,288
*Engage, Inc.                                    916         403
*Entrust Technologies Inc.                       985      10,037
*eSpeed Inc.                                     330       2,732
*Extensity Inc.                                  309         674
*FTD.COM Inc.                                    172       1,204
*F5 Networks Inc.                                352       7,582
*Fibercore Inc.                                  660       1,584
 Fisher Communications Inc.                       85       3,740
*Focal Communications Corporation                328         200
*4 Kids Entertainment Inc.                       175       3,505
*Freemarkets Inc.                                607      14,550
*Frontline Captial Group                         385          42
*General Communication, Inc.                     786       6,705
*Genuity Inc.                                  3,173       5,013
*Getty Images Inc.                               710      16,316
*Global Sports Inc.                              244       4,868
*Golden Telecom, Inc.                            199       2,322
 Gray Communications Systems, Inc.               193       2,679
 Grey Global Group Inc.                           15      10,001
*Harmonic, Inc.                                1,152      13,847
 Hickory Tech Corp.                              271       4,593
*HotJobs.com Inc.                                512       5,320
*IDT Corp.                                       712      13,891
*I-many Inc.                                     698       6,736
*ITC DeltaCom Inc.                               748         651
*ITXC Corp.                                      492       3,537
*Ixia                                            879      11,295
*iBasis Inc.                                     690         904
*IMPSAT Fiber Networks Inc.                      326          57
*IndyMac Bancorp Inc.                          1,281      29,950
*Inet Technologies Inc.                          205       2,167
*Information Holdings Inc.                       407      11,522
*InfoSpace.com Inc.                            5,113      10,482
*Inktomi Corporation                           2,373      15,923
*InterDigital Communications Corp.             1,118      10,845
*Interland, Inc.                                 799       1,686
*InterNAP Network Services Corporation         3,150       3,654
*Internet Capital Group, Inc.                  3,962       4,794
*Intrado Inc.                                    247       6,620
*JNI Corporation                                 475       3,947
*Journal Register Company                        561      11,803
*KANA Software, Inc.                             306       5,955
*Key3media Group, Inc.                           613       3,267
*Keynote Systems Inc.                            495       4,628
*Lantronics Inc.                                 327       2,067
*Leap Wireless International, Inc.               604      12,666
 Lee Enterprises, Inc.                           920      33,460
*Lexent, Inc.                                    402       2,513
*Liberate Technologies Inc.                    2,190      25,141
 Liberty Corp. (The)                             355      14,608
*Liberty Digital Inc.                            448       1,550
*Lightbridge, Inc.                               540       6,561
*LightPath Technologies, Inc.                    406       1,441
*LodgeNet Entertainment Corp.                    193       3,298
*Loudcloud, Inc.                                 518       2,196
*Lynch Interactive Corporation                    45       3,105
*MRV Communications, Inc.                      1,712       7,257
*Macromedia, Inc.                              1,234      21,965
*Martha Stewart Living Omnimedia, Inc.           177       2,912
*MasTec Inc.                                     483       3,357
*MatrixOne, Inc.                                 630       8,184
*McAfee.com Corporation                          110       3,730
*Media General, Inc.                             258      12,856
*Metawave Communications Corporation             728       2,271
*Metro One Telecommunications, Inc.              376      11,374
*Metromedia International Group Inc.           1,549       1,255
*Micro General Corporation                       214       2,934
*Multex.com, Inc.                                565       2,543
*NMS Communications Corp.                        768       3,702
*Neofoma.com Inc                                  12         350
*NEON Communications Inc.                        157         425
*Net.Bank Inc.                                   515       5,397
*Net2Phone Inc.                                  367       2,477
*Netegrity, Inc.                                 490       9,486
*Netro Corporation                               787       2,888
*NetRatings Inc.                                 151       2,368
*Network Plus Corporation                        362         420
*New Focus Inc.                                1,099       4,187
 Newport Corporation                             715      13,785
*NextCard Inc.                                   675         351
*Next Level Communications, Inc.                 435       1,457
 North Pittsburgh Systems, Inc.                  315       5,828
*Novatel Wireless, Inc.                          554         676
*NTELOS Inc.                                     354       5,483
*1-800 Contacts Inc.                             142       1,766
*OmniSky Corporation                             388           5
*On Command Corporation                          116         354
*1 800 FLOWERS.COM Inc.                          174       2,714
*Oplink Communication, Inc.                    2,425       4,571
*Optical Cable Corporation                        50          82
*Optical Communication Products, Inc.             97         382
*Overture Services, Inc.                         379      13,428
*PCTEL, Inc.                                     282       2,738
*Paxson Communications Corporation               659       6,887
*PECO II Inc.                                    279       1,663
*Pegasus Communications Corporation              902       9,390
 Penton Media Inc.                               488       3,055
*Performance Technologies, Inc.                  208       2,771
*Plantronics, Inc.                               737      18,897
*Playboy Enterprises, Inc.                       270       4,560
*Portal Software Inc.                          2,040       4,243
*Powerwave Technologies Inc.                   1,248      21,565
*Price Communications Corp.                    1,018      19,434
*Priceline.com Inc.                            1,966      11,442
*Private Media Group Inc.                        300       2,940
*ProQuest Inc.                                   282       9,563
*Proxim, Inc.                                    566       5,615
 Pulitzer Inc.                                   173       8,823
*QRS Corporation                                 280       3,948
*RCN                                             643      18,679
*Regent Communications Corporation               392       2,646
*Register.com Inc.                               398       4,577
*REMEC, Inc.                                     938       9,371
*Rural Cellular Corp.                            146       3,249
*SBA Communications Corporation                  813      10,585
*S1 Corporation                                1,230      19,901
*Saba Software, Inc.                             509       2,657
*Safeguard Scientifics, Inc.                   2,461       8,614
*Saga Communications Inc.                        204       4,223
*Salem Communications Corporation                185       4,255
*Sapient Corp                                  1,658      12,800
*Scholastic Corp.                                580      29,191
*Secure Computing Corp.                          585      12,022
*SeeBeyond Technology Corporation                582       5,645
*Selectica Inc.                                  364       2,202
*Sinclair Broadcast Group, Inc.                  511       4,834
*Sirenza Microdevices, Inc.                      214       1,303
*Sirius Satellite Radio Inc.                     989      11,502
*SITEL Corp.                                   1,169       2,806
*Skillsoft Corporation                            88       2,281
*Somera Communciations Inc.                      620       4,681
*SonicWALL Inc.                                  834      16,213
*Sorrento Networks Corp.                         267         959
*Spanish Broadcasting Systems Inc.               776       7,675
*SpectraLink Corporation                         315       5,396
*Spectrian Corporation                           241       2,658
*SpectraSite Holdings Inc.                     1,396       5,012
*Stamps.com Inc.                                 733       2,624
*StarMedia Network Inc.                          819         311
*Stellent, Inc.                                  384      11,351
*Stratos Lightwave, Inc.                       1,345       8,272
*Sunrise Telecom Inc.                            383       1,536
*Support.com Inc.                                456       2,859
*Symmetricom, Inc.                               498       3,790
*Terayon Communication Systems, Inc.           1,270      10,504
*Terremark Worldwide Inc.                      3,187       1,817
*TiVo Inc.                                       357       2,338
*Tollgrade Communications, Inc.                  265       8,838
*The Trizetto Group Inc.                         396       5,196
*Turnstone Systems Inc.                          617       2,449
*US Unwired, Inc.                                636       6,474
*US Wireless Corporation                         143           1
*UbiqueTel Inc.                                  909       6,772
*UnitedGlobal Com Inc.                         1,570       7,850
*Universal Access Global Holdings, Inc.          884       4,146
*USinternetworking, Inc.                       1,016         203
 Value Line, Inc.                                 32       1,551
*ValueVision International, Inc.                 487       9,540
*Ventiv Health Inc.                              332       1,215
*Verity, Inc.                                    595      12,049
*VerticalNet Inc.                              1,426       1,996
*ViaSat Inc.                                     283       4,415
*Visual Networks Inc.                            625       2,888
*Vitria Technology Inc.                        1,478       9,444
*WJ Communications Inc.                          304       1,110
*WatchGuard Technologies Inc.                    447       2,910
*WebEx Inc.                                      356       8,847
*Websense Inc.                                   342      10,968
*webMethods Inc.                                 490       8,212
*Western Multiplex Corporation                 1,043       5,632
 Wiley (John) & Sons, Inc.                       946      21,785
*World Wrestling Federation Entertainment Inc    241       3,169
*MCI Group                                         4          51
*XM Satellite Radio Holdings Inc.                263       4,829
*XO Communications Inc.-Class A                5,369         515
*Young Broadcasting Inc.                         266       4,775
*ZixIt Corporation                               266       1,346
                                                      ----------
                                                       1,616,616
                                                      ----------
CONSUMER CYCLICAL - 10.83%
*AFC Enterprises Inc.                            196       5,564
*AMC Entertainment Inc.                          390       4,680
*Action Performance Cos., Inc.                   286       8,754
 Advanced Marketing Services, Inc.               260       4,745
*AirTran Holdings Inc.                         1,229       8,111
*Alaska Air Group, Inc.                          556      16,180
*Alliance Gaming Corporation                     306       8,993
*Ambassadors International, Inc.                 145       3,044
*America West Holdings Corp.                     706       2,471
*American Axle & Manufacturing Holdings Inc.     213       4,554
 American Woodmark Corporation                   113       6,074
*Ameristar Casinos, Inc.                          56       1,403
*Amtran, Inc.                                     67       1,002
*AnnTaylor Stores Corporation                    511      17,885
 Applebee's International, Inc.                  699      23,906
*Applica Inc.                                    364       3,280
 Arctic Cat Inc.                                 342       5,814
*Argosy Gaming Company                           469      15,252
 ArvinMeritor Inc.                             1,382      27,142
*Atlantic Coast Airlines Inc.                    822      19,144
*Aviall, Inc.                                    388       2,929
*Aztar Corporation                               739      13,524
*Bally Total Fitness Holding Corporation         554      11,944
 Bandag, Inc.                                    237       8,238
 Bassett Furniture Industries, Inc.              213       2,984
*Beazer Homes USA, Inc.                          180      13,171
*bebe Stores Inc.                                 78       1,455
*Bell Microproducts Inc.                         289       3,647
 Bob Evans Farms, Inc.                           730      17,936
*Boca Resorts Inc.                               610       7,991
 Borg Warner Inc.                                552      28,842
*Boyd Gaming Corporation                         622       4,043
*The Boyds Collection, Ltd.                    1,105       7,481
*Brightpoint, Inc.                             1,171       3,677
 Brown Shoe Co. Inc.                             346       5,619
*BUCA Inc.                                       258       4,182
*Buckle, Inc. (The)                              130       2,899
*Building Materials Holding Corporation          270       2,930
 Burlington Coat Factory Warehouse Corporation   373       6,266
 Bush Industries, Inc.                           172       1,868
 CBRL Group Inc.                               1,178      34,680
*CEC Entertainment Inc.                          586      25,427
*CSK Auto Corporation                            514       5,114
*California Pizza Kitchen Inc.                   312       7,722
 Casey's General Stores, Inc.                    829      12,352
 Cash America International, Inc.                466       3,961
 Cato Corp.                                      295       5,576
*Champion Enterprises, Inc.                    1,002      12,335
*Championship Auto Racing Teams Inc.             263       4,232
*Charlotte Russe Holding Inc.                    434       8,077
*Charming Shoppes, Inc.                        2,034      10,801
*Cheesecake Factory Inc.                         778      27,051
*Chico's FAS, Inc.                               462      18,341
*Children's Place Retail Stores Inc.             222       6,027
*Choice Hotels International Inc.                748      16,568
*Christopher & Banks Corp.                       453      15,515
 Churchill Downs Inc.                             58       2,144
*Circuit City Stores, Inc.                       538      12,234
 Claire's Stores, Inc.                           884      13,348
 Coachmen Industries, Inc.                       297       3,564
*Coldwater Creek Inc.                             82       1,737
*Cole National Corporation                       206       3,409
*Kenneth Cole Productions, Inc.                  156       2,761
*Collins & Aikman Corp.                        1,834      14,122
 CompX International Inc.                         76         986
 Cooper Tire & Rubber Co.                      1,317      21,019
*Copart, Inc.                                    781      28,405
*Cost Plus, Inc.                                 445      11,793
*Crestline Capital Corporation                   278       8,635
 Crossman Communities, Inc.                      137       4,521
*Daisytek International Corporation              371       4,886
 Deb Shops, Inc.                                  86       2,086
*dELiA*s Corp.                                   566       3,509
 Dillard's Inc                                 1,342      21,472
*Direct Focus Inc.                               625      19,500
 Dover Downs Entertainment, Inc.                 340       5,202
*Dress Barn, Inc. (The)                          293       7,328
*Duane Reade Inc.                                170       5,160
*Dura Automotive Systems, Inc.                   288       3,168
*Electronics Boutique Holdings Corporation       183       7,309
 Exide Corp.                                     534         657
*Factory 2-U Stores, Inc.                        268       5,371
 Fedders Corporation                             518       1,575
*Federal-Mogul Corp.                           1,289       1,018
*Finish Line, Inc. (The)                         365       5,581
 Fleetwood Enterprises, Inc.                     687       7,784
*Footstar, Inc.                                  416      13,021
 Fred's, Inc.                                    232       9,503
 Friedman's Inc.                                 291       2,450
*Frontier Airlines, Inc.                         588       9,996
*Furniture Brands International, Inc.          1,055      33,781
 G & K Services, Inc.                            431      13,921
 Garan, Inc.                                      77       3,273
*Gaylord Entertainment Company                   455      11,193
*Genesco Inc.                                    460       9,550
*GenesisIntermedia.com Inc.                      250         250
*Group 1 Automotive Inc.                         282       8,040
*GTECH Holdings Corp.                            580      26,268
*Guess ?, Inc.                                   167       1,253
*Guitar Center Inc.                              351       4,788
*Gymboree Corp.                                  589       7,027
 Hancock Fabrics, Inc.                           327       4,300
*Handleman Co.                                   525       7,796
 Harman International Industries, Inc.           672      30,307
 Haverty Furniture Companies, Inc.               329       5,445
*Hayes Lemmerz International Inc.                331          83
*Hibbett Sporting Goods, Inc.                     77       2,333
*Hollywood Casino Corporation                    209       2,195
*Hollywood Entertainment Corporation             902      12,890
*Hot Topic, Inc.                                 375      11,771
*Hovnanian Enterprises, Inc.                     280       5,958
 Hughes Supply, Inc.                             496      15,312
*IHOP Corporation                                373      10,929
*IMPCO Technologies, Inc.                        166       2,107
*Insight Enterprises, Inc.                       822      20,221
 Interface, Inc.                                 940       5,273
*InterTAN, Inc.                                  633       7,950
*Isle of Capri Casinos Inc.                      402       5,379
*J Jill Group Inc.                               221       4,758
*Jack in the Box Inc.                            772      21,261
*JAKKS Pacific, Inc.                             379       7,182
 K-Swiss Inc.                                    141       4,688
*K2 Inc.                                         376       2,711
 KB HOME                                         738      29,594
 Kellwood Company                                477      11,453
 Kimball International, Inc.                     728      11,029
 La-Z-Boy Inc.                                 1,005      21,929
*Lands' End, Inc.                                235      11,788
 Landry's Restaurants, Inc.                      321       5,987
 Libbey Inc.                                     321      10,481
*Liberty Livewire Corporation                    113         785
*Linens 'n Things Inc.                           753      19,202
*Lithia Motors, Inc.                             130       2,691
 Lone Star Steakhouse & Saloon, Inc.             376       5,576
 Longs Drug Stores Corporation                   630      14,729
*Luby's Inc.                                     470       2,684
 M.D.C. Holdings, Inc.                           383      14,466
 M/I Schottenstein Homes Inc.                    124       6,171
*MSC Industrial Direct Co.                       826      16,314
*MRT Gaming Group, Inc.                          354       5,664
*Madden (Steven), Ltd.                           180       2,533
*Magna Entertainment Corp.                       461       3,227
 Marcus Corp. (The)                              367       5,193
*Men's Wearhouse Inc.                            664      13,712
*Meritage Corp.                                   75       3,848
*Mesa Air Group, Inc.                            616       4,632
*Mesaba Holdings, Inc.                           207       1,474
*Michaels Stores Inc.                          1,338      44,087
*Midwest Express Holdings, Inc.                  265       3,869
*Mobile Mini, Inc.                               272      10,641
 Modine Manufacturing Co.                        517      12,062
*Monaco Coach Corp.                              478      10,454
 Movado Group, Inc.                              178       3,418
*Movie Gallery Inc.                              148       3,605
*NVR, Inc.                                       140      28,560
 National Presto Industries, Inc.                 99       2,747
*Nautica Enterprises Inc.                        520       6,651
*Navigant International Inc.                     247       2,828
*Newmark Homes Corp.                              48         693
*99 Cents Only Stores                            563      21,450
 Nu Skin Enterprises Inc.                        912       7,980
*O'Charley's Inc.                                343       6,349
*OfficeMax, Inc.                               2,240      10,080
 Oneida Ltd.                                     296       3,833
*O'Reilly Automotive, Inc.                       764      27,863
 Oshkosh B'Gosh, Inc.                            206       8,640
 Oshkosh Truck Corporation                       350      17,063
 Owens & Minor, Inc.                             700      12,950
 Oxford Industries, Inc.                         123       2,903
*P C Connections Inc.                            139       2,061
*P F Chang's China Bistro Inc.                   191       9,034
*Pacific Sunwear of California, Inc.             604      12,334
*Palm Harbor Homes, Inc.                         343       8,215
*Panera Bread Company                            199      10,356
*Papa John's International, Inc.                 306       8,409
*ParkerVision, Inc.                              175       3,675
*Pegasus Systems Inc.                            514       7,299
*Penn National Gaming, Inc.                      179       5,431
 Pep Boys-Manny, Moe & Jack (The)                992      17,013
*PETsMART, Inc.                                2,183      21,481
 Phillips-Van Heusen Corp.                       471       5,134
 Pier 1 Imports, Inc.                          2,022      35,061
*Pinnacle Entertainment Inc.                     392       2,364
 Polaris Industries Inc.                         492      28,413
*PriceSmart, Inc.                                 77       2,695
*Prime Hospitality Corp.                         944      10,431
*Quaker Fabric Corp.                             242       2,011
*Quiksilver, Inc.                                448       7,706
*Rare Hospitality International, Inc.            448      10,098
 Regis Corp.                                     761      19,619
*ResortQuest International Inc.                  336       1,599
 Ruby Tuesday, Inc.                            1,346      27,768
 Russell Corp.                                   487       7,310
*Ryan's Family Steak Houses, Inc.                640      13,856
 Ryland Group, Inc. (The)                        280      20,496
*SCP Pool Corp.                                  411      11,282
*Salton Inc.                                     124       2,341
*ScanSource, Inc.                                120       5,712
*School Specialty Inc.                           324       7,413
*Schuler Homes, Inc.                             627      12,446
*Scientific Games Corp.                          327       2,861
*7-Eleven Inc.                                   486       5,691
*ShopKo Stores, Inc.                             565       5,368
*Shuffle Master, Inc.                            352       5,516
*Skechers U.S.A. Inc.                            335       4,898
 Skyline Corp.                                   131       4,225
*Smart & Final Inc.                              246       2,568
*Sonic Corporation                               438      15,768
*Sonic Automotive Inc.                           480      11,251
*Speedway Motorsports, Inc.                      278       7,028
 Spiegel, Inc.                                   313       1,424
*Sports Resorts International, Inc.              510       3,932
 Standard Motor Products, Inc.                   151       2,099
 Standard Pacific Corporation                    549      13,352
*Stanley Furniture Company Inc.                  112       2,662
*Station Casinos Inc.                            715       8,001
*Steak N Shake Co.                               463       5,112
*Stein Mart, Inc.                                522       4,364
*Steinway Musical Instruments, Inc.              128       2,126
 Stride Rite Corp. (The)                         875       5,731
 Superior Industries International, Inc.         394      15,859
*TBC Corp.                                       363       4,861
 Thor Industries, Inc.                           133       4,928
*Toll Brothers, Inc.                             492      21,597
*Too Inc.                                        648      17,819
*Topps Co., Inc. (The)                           806       9,793
 Toro Co. (The)                                  267      12,014
*Tower Automotive, Inc.                          792       7,152
*Trans World Entertainment Corp.                 558       4,241
*Trendwest Resorts Inc.                          150       3,798
*Triarc Companies Inc.                           271       6,585
*Tropical Sportswear International Corporation    95       1,781
*Tuesday Morning Corp.                           181       3,274
*Tweeter Home Entertainment Group Inc.           326       9,454
*Ultimate Electronics, Inc.                      180       5,400
*Unifi, Inc.                                   1,058       7,671
 UniFirst Corp.                                  168       3,788
*United Auto Group, Inc.                         165       4,259
*United Stationers Inc.                          659      22,173
*Universal Electronics Inc.                      291       5,008
*Urban Outfitters, Inc.                          140       3,377
*Vail Resorts Inc.                               166       2,943
*Value City Department Stores, Inc.              331       1,556
*Vans, Inc.                                      327       4,166
*WMS Industries Inc.                             410       8,200
 Wabash National Corporation                     483       3,767
 Watsco, Inc.                                    355       5,041
*Wesco International Inc.                        413       2,044
 WestPoint Stevens Inc.                          489       1,198
*Wet Seal, Inc. (The)                            318       7,489
*Wilsons The Leather Experts Inc.                222       2,533
 Winnebago Industries, Inc.                      264       9,752
 Wolverine World Wide, Inc.                      947      14,251
*Wyndham International Inc.                    3,173       1,777
*Zale Corporation                                686      28,728
*Zomax Inc.                                      600       4,794
                                                      ----------
                                                       2,328,849
                                                      ----------
CONSUMER NON-CYCLICAL - 15.51%
 ABM Industries Inc.                             369      11,568
*ANC Rental Corp.                                788          24
*ATS Medical, Inc.                               464       2,459
*AVI BioPharma Inc.                              296       3,232
*aaiPharma Inc.                                  206       5,183
 Aaron Rents, Inc.                               291       4,743
*ABIOMED, Inc.                                   302       4,778
*Acacia Research Corporation                     409       4,528
*Accredo Health Inc.                             542      21,517
*ACLARA BioSciences Inc.                         748       3,792
*Actrade Financial Technologies, Ltd.            141       4,152
*Administaff, Inc.                               465      12,746
*Adolor Corporation                              587      10,537
*Advanced Tissue Sciences, Inc.                1,347       5,873
*Advanced  Neuromodulation Systems Inc.          141       4,970
*Aksys, Ltd.                                     362       1,683
*Albany Molecular Research Inc.                  442      11,709
*Alexion Pharmaceuticals, Inc.                   334       8,163
 Alico, Inc.                                      73       2,289
*Align Technology, Inc.                          210         945
 ALPHARMA INC.                                   597      15,791
 American Greetings Corporation                1,332      18,355
*American Healthcorp, Inc.                       204       6,516
*American Italian Pasta Company                  347      14,584
*American Medical Systems Holdings, Inc.         585      12,104
*AmeriPath Inc.                                  485      15,646
*AmSurg Corporation                              408      11,089
*Amylin Pharmaceuticals Inc.                   1,123      10,264
*Antigenics Inc.                                 285       4,674
*Aphton Corporation                              295       4,307
*Apria Healthcare Group Inc.                     843      21,067
*Applied Molecular Evolution Inc.                340       4,185
*Arbitron Inc.                                   612      20,900
*Arena Pharmaceuticals Inc.                      313       3,765
*ARIAD Pharmaceuticals, Inc.                     509       2,713
*ArQule, Inc.                                    402       6,834
*Array BioPharma, Inc.                           308       4,577
 Arrow International, Inc.                       238       9,506
*ArthroCare Corp.                                415       7,441
*Aspect Medical Systems Inc.                     261       2,610
*Atrix Laboratories, Inc.                        317       6,533
*Aurora Foods Inc.                               509       2,570
*AVANIR Pharmaceuticals                        1,208       5,146
*AVANT Immunotherapeutics Inc                  1,204       4,828
*Avigen, Inc                                     415       4,777
 Banta Corp.                                     516      15,232
*Beverly Enterprises, Inc.                     2,025      17,415
*Bio-Rad Laboratories, Inc.                      171      10,824
*Bio-Technology General Corporation            1,202       9,892
*BioMarin Pharmaceuticals Inc.                   402       5,403
*Biopure Corporation                             325       4,618
*BioSphere Medical, Inc.                          64         721
*Biosite Diagnostics Inc                         255       4,684
 Blyth, Inc.                                     686      15,950
*Bone Care International, Inc.                   199       3,409
*Boron, LePore & Associates Inc.                 165       2,275
*Boston Beer Company Inc.                        199       3,413
 Bowne & Co., Inc.                               693       8,870
*Bright Horizons Family Solutions Inc.           224       6,270
*BriteSmile Inc.                                 293       1,465
*Bruker DaltonicsInc.                            959      15,680
*CDI Corporation                                 244       4,636
 CPI Corp.                                       138       2,291
*CSS Industries, Inc.                             82       2,535
*CV Therapeutics, Inc                            366      19,039
*Cadiz Inc.                                      709       5,686
 Cambrex Corporation                             466      20,318
*CardioDynamics International Corporation        608       4,019
*Career Education Corporation                    864      29,618
*Cell Genesys, Inc.                              721      16,756
*Cell Therapeutics Inc.                          707      17,067
*Cell Pathways Inc.                              567       3,946
 Central Parking Corp.                           360       7,070
*Century Business Services Inc.                1,649       3,793
*Cerus Corporation                               215       9,836
*Charles River Laboratories International, Inc   802      26,851
 Chemed Corp.                                    186       6,305
 Church & Dwight Company Inc.                    762      20,292
*CIMA Labs Inc.                                  305      11,026
*Ciphergen Biosystems, Inc.                      348       2,784
*Clark/Bardes Holdings Inc.                      176       4,440
*Closure Medical Corporation                     112       2,616
*Cobalt Corp                                     191       1,219
 Coca-Cola Bottling Co. Consolidated              20         757
*Coinstar Inc.                                   433      10,825
*Columbia Laboratories, Inc.                     521       1,797
*Comdisco, Inc.                                2,230       1,160
*Computerized Thermal Imaging, Inc.            1,332       2,065
*Conceptus, Inc.                                 151       3,564
*CONMED Corp.                                    456       9,102
*Connetics Corp.                                 625       7,438
*Consolidated Graphics, Inc.                     210       4,043
 Cooper Companies, Inc. (The)                    286      14,294
*Corinthian Colleges Inc.                        165       6,747
*Corixa Corporation                              855      12,885
 Corn Products International Inc.                740      26,085
*Corporate Executive Board Company               728      26,718
*Corvas International, Inc.                      574       3,760
*CorVel Corp.                                    141       4,618
*CoStar Group Inc.                               267       6,411
*Convance Inc.                                 1,219      27,671
*Coventry Health Care Inc.                     1,359      27,112
*CryoLife, Inc.                                  327       9,810
*Cubist Pharmaceuticals, Inc                     556      19,994
*Curis, Inc.                                     661       3,708
*Cyberonics, Inc.                                405      10,745
*Cygnus, Inc.                                    592       3,108
*Cytogen Corporation                           1,626       4,894
 Datascope Corp.                                 242       8,209
*Dean Foods                                      832      56,774
*deCODE genetics Inc.                            639       6,262
*Del Monte Foods Co.                             523       4,451
 Delta and Pine Land Company                     691      15,637
*Deltagen Inc.                                   229       2,107
*Dendreon Corporation                            320       3,222
 Diagnostic Products Corporation                 444      19,514
 Dial Corporation (The)                        1,991      34,146
*DiamondCluster International Inc.               569       7,454
*DIANON Systems, Inc.                            181      11,005
*Digene Corp.                                    229       6,756
 DIMON Inc.                                      872       6,278
*Diversa Corporation                             527       7,457
 Dole Food Co., Inc.                             884      23,718
*Dollar Thrift Automotive Group Inc.             471       7,301
 Dreyer's Grand Ice Cream, Inc.                  342      13,170
*DURECT Corporation                              398       4,613
*DUSA Pharmaceuticals, Inc.                      289       2,326
*Dyax Corp.                                      403       4,421
*Dynacq International Inc.                        89       1,982
*EDEN Bioscience Corporation                     417       2,114
*Edison Schools Inc.                             524      10,297
*Education Management Corporation                426      15,443
*Edwards Lifesciences Corp.                    1,234      34,095
*Electro Rent Corp.                              301       3,880
*Elizabeth Arden Inc.                            197       3,008
*Emisphere Technologies, Inc.                    321      10,243
*Encompass Services Corp.                      1,339       3,883
*Endo Pharmaceuticals Holdings                   385       4,493
*Endocare, Inc.                                  243       4,357
*EntreMed, Inc.                                  320       2,704
*Enzo Biochem, Inc.                              435      10,223
*Esperion Therapeutics Inc.                      425       3,124
*EXACT Sciences Corporation                       84         862
*Exelixis Inc.                                   711      11,817
*F.Y.I. Inc.                                     278       9,313
*FTI Consulting Inc.                             179       5,871
 Farmer Bros. Company                             18       4,770
*First Consulting Group Inc.                     356       5,571
*First Horizon Pharmaceutical Corporation        169       4,967
 Fleming Companies, Inc.                         863      15,966
*Flowers Foods, Inc.                             354      14,132
*Forrester Research, Inc.                        275       5,539
*Fossil, Inc.                                    268       5,628
*Gartner, Inc.                                 1,668      19,499
*Genaissance Pharmaceuticals Inc.                380       1,767
*Gene Logic Inc.                                 554      10,437
*Genelabs Technologies, Inc.                     851       1,574
*Genencor International, Inc.                    207       3,304
*Genome Therapeutics Corp.                       471       3,208
*Genta Inc.                                      416       5,920
*Genzyme Transgenics Corp.                       424       2,468
*Gentiva Health Services Inc.                    369       8,100
*GenStar Therapeutics Corporation                239         590
*Genzyme Molecular Oncology                      315       2,520
*Genzyme Biosurgery                              720       3,823
*Geron Corp.                                     407       3,541
*Great Atlantic & Pacific Tea Co., Inc. (The)    405       9,631
*Green Mountain Coffee, Inc.                      93       2,547
*Guilford Pharmaceuticals Inc.                   445       5,340
*Haemonetics Corp.                               403      13,670
*Hain Celestial Group, Inc.                      485      13,318
 Harland (John H.) Company                       609      13,459
*Harvard Bioscience, Inc.                        140       1,392
*Heidrick & Struggles International Inc.         404       7,333
*Hemispherx BioPharma, Inc.                      376       1,692
 Herbalife International, Inc.                   295       4,195
 Hooper Holmes, Inc.                           1,199      10,731
*Hyseq Inc.                                      229       1,768
*ICT Group, Inc.                                  55       1,024
*ICU Medical, Inc.                               120       5,340
*IGEN International Inc.                         232       9,303
*i-STAT Corp.                                    347       2,738
*ITT Educational Services, Inc.                  497      18,324
*IDEXX Laboratories, Inc.                        689      19,643
*ILEX Oncology Inc.                              553      14,953
*Illumina Inc.                                   387       4,551
*Immune Response Corporation (The)               647         867
*ImmunoGen, Inc.                                 809      13,413
*IMPATH Inc.                                     386      17,181
*Impax Laboratories Inc.                         340       4,570
*Immunomedics, Inc.                              789      15,985
*INAMED Corporation                              313       9,412
*INCYTE Genomics Inc                           1,380      26,827
 Ingles Markets, Inc.                            204       2,438
*InKine Pharmaceutical Co. Inc.                  716       1,117
*Insmed Inc.                                     689       2,632
*Inspire Pharmaceuticals Inc.                    340       4,791
*Insurance Auto Auctions, Inc.                   246       3,569
*Integra LifeSciences Holdings Corporation       172       4,530
*Integrated Electrical Services Inc.             650       3,328
*Interactive Data Corporation                    768      10,860
*InterMune Inc.                                  503      24,778
*International Game Technology                   288      19,670
*International Multifoods Corporation            323       7,720
*Interneuron Pharmaceuticals, Inc.               750       8,318
 Interstate Bakeries Corporation                 593      14,339
 Invacare Corp.                                  433      14,596
*Intuitive Surgical Inc.                         640       6,419
*Inverness Medical Technology Inc.               109       1,967
*Isis Pharmaceuticals, Inc.                      669      14,845
*J & J Snack Foods Corporation                   122       2,983
*KV Pharmaceutical Company                       467      15,159
 Kelly Services, Inc.                            335       7,333
*Kendle International Inc.                       203       4,092
*Keryx Biopharmaceuticals Inc.                   261       1,905
*Kforce, Inc.                                    517       3,252
*Korn/Ferry International                        786       8,371
*Kos Pharmaceuticals Inc.                        100       3,460
*Kosan Biosciences, Inc.                         287       2,293
*Kroll Inc.                                      312       4,711
*La Jolla Pharmaceutical Co.                     667       5,963
*Labor Ready, Inc.                               850       4,344
 Lance, Inc.                                     498       7,116
 Landauer, Inc.                                  167       5,653
*Large Scale Biology Corporation                 269       1,211
*Learning Tree International, Inc.               246       6,863
*Lexicon Genetics Inc.                           670       7,732
*LifePoint Hospitals Inc.                        807      27,468
*Ligand Pharmaceuticals Inc.                     835      14,946
*Luminex Corporation                             334       5,665
*MGI Pharma, Inc.                                354       5,409
*MacroChem Corp.                                 445       1,357
*Magellan Health Services Inc.                   485       3,080
*Mail-Well Inc.                                  649       2,661
*The Management Network Group Inc.               191       1,318
*Martek Biosciences Corp.                        316       6,873
*Matrix Pharmaceutical, Inc.                     549         862
*Maui Land & Pineapple Company, Inc.              45       1,080
*Maxim Pharmaceuticals, Inc.                     488       3,367
*Maxygen Inc.                                    608      10,683
*MAXIMUS, Inc.                                   242      10,179
 McGrath RentCorp                                141       5,290
*Med-Design Corporation (The)                    153       3,014
*The Medicines Company                           412       4,775
*MedQuist, Inc.                                  216       6,318
*MemberWorks Inc.                                205       2,872
 Mentor Corporation                              447      12,766
*Microvision, Inc.                               207       2,948
*Mid-Atlantic Medical Services Inc.            1,000      22,699
 Midas Inc.                                      314       3,611
*Miravant Medical Technologies                   289       2,777
*Modis Proessional Inc.                        1,918      13,694
*The Robert Mondavi Corporation                  175       6,650
*Nabi                                            795       8,204
*NBTY Inc.                                       896      10,483
*NCO Group Inc.                                  383       8,771
*NPS Pharmaceuticals, Inc.                       574      21,983
*Nanogen, Inc.                                   275       1,587
*NaPro BioTherapeutics, Inc.                     493       5,620
 Nash Finch Co.                                  225       6,998
*National Beverage Corporation                    75         889
*National HealthCare Corporation                 171       2,628
*National Processing Inc.                        144       4,680
 Nature's Sunshine Products, Inc.                243       2,853
*Navigant Consulting, Inc.                       841       4,626
*Neose Technologies, Inc.                        244       8,935
*NeoPharm, Inc.                                  236       5,912
*Neurogen Corp.                                  258       4,510
*Neurocrine Biosciences, Inc.                    490      25,140
 New England Business Service, Inc.              235       4,500
*New Horizons Worldwide, Inc.                    137       1,576
*North American Scientific, Inc.                 148       1,983
*Northfield Laboratories Inc.                    222       1,905
*Novavax, Inc.                                   297       4,188
*Noven Pharmaceuticals, Inc.                     467       8,289
*Novoste Corp.                                   310       2,709
*Ocular Sciences Inc.                            352       8,202
*On Assignment, Inc.                             447      10,268
*ONYX Pharmaceuticals, Inc.                      387       1,981
*Option Care, Inc.                               121       2,366
*OraSure Technologies Inc.                       537       6,525
*Orchid Biosciences Inc.                         702       3,861
*Organogenesis Inc.                              625       3,000
*PDI, Inc.                                       161       3,594
*PSS World Medical Inc.                        1,491      12,166
*PacifiCare Health Systems Inc.                  582       9,312
*Pain Therapeutics Inc.                          334       3,059
*Paradigm Genetics, Inc.                         365       2,081
*PAREXEL International Corp.                     517       7,419
*Pathmark Stores Inc.                            632      15,584
*Pediatrix Medical Group, Inc.                   419      14,211
 Pennzoil-Quaker State Co.                     1,658      23,956
*Penwest Pharmaceuticals Company                 235       4,712
*Peregrine Pharmaceuticals, Inc.               2,025       6,946
*Performance Food Group Company                  768      27,011
*Perrigo Co.                                   1,275      15,071
*Pharmacyclics, Inc.                             338       3,360
*Pharmaceutical Resources, Inc.                  363      12,269
*Pharmos Corporation                           1,140       2,679
*Pharmacopeia, Inc.                              462       6,417
 Pilgrim's Pride Corp.                           315       4,268
*Playtex Products, Inc.                          559       5,450
*Plexus Corp.                                    868      23,052
*PolyMedica Corporation                          246       4,084
*Possis Medical, Inc.                            351       6,114
*POZEN Inc.                                      408       2,142
*Praecis Pharmaceuticals Inc.                  1,066       6,204
*Pre-Paid Legal Services, Inc.                   322       7,052
*Profit Recovery Group International Inc (The)   763       6,218
*Progenics Pharmaceuticals Inc.                  167       3,084
*Province Healthcare Company                     657      20,275
*Ralcorp Holdings, Inc.                          628      14,256
*Regeneron Pharmaceuticals, Inc.                 547      15,404
*Regeneration Technologies Inc                   289       2,945
*RehabCare Group, Inc.                           326       9,650
*Renal Care Group Inc.                           996      31,972
*Rent-A-Center, Inc.                             148       4,968
*Rent-Way, Inc.                                  511       3,061
*Resources Connection, Inc.                      136       3,581
*Respironics, Inc.                               712      24,664
*Revlon, Inc.                                    165       1,099
*Ribozyme Pharmaceuticals, Inc.                  236       1,079
*Rigel Pharmaceuticals, Inc.                     543       2,525
*Right Management Consultants, Inc.              195       3,374
*RightCHOICE Managed Care, Inc.                   81       5,669
 Riviana Foods Inc.                              122       2,166
 Rollins, Inc.                                   303       6,060
 Ruddick Corp.                                   636      10,170
 Russ Berrie and Company Inc.                    192       5,760
*SRI/Surgical Express Inc.                        41         656
 Sanderson Farms, Inc.                           100       2,135
*Sangamo BioSciences Inc.                        206       1,924
*Sangstat Medical Corporation                    362       7,110
*SciClone Pharmaceuticals, Inc.                  677       2,031
*Scios Inc.                                      829      19,705
*Scotts Co. (The)                                324      15,422
 Seaboard Corp.                                    8       2,448
*Seattle Genetics Inc.                           147         838
*Select Medical Corp.                            195       3,136
 Sensient Technologies Corp.                   1,010      21,018
*Sequenom, Inc.                                  393       4,193
*Serologicals Corporation                        375       8,063
*Sierra Health Services, Inc.                    501       4,058
 Smucker (J.M.) Co.                              394      13,940
*Sola International Inc.                         471       9,137
*SonoSite Inc.                                   182       4,676
*Sotheby's Holdings, Inc.                        421       6,993
*Spartan Stores Inc.                             407       4,868
*Specialty Laboratories Inc.                     105       2,886
*Spherion Corp.                                1,100      10,736
 Standard Commercial Corp.                       213       3,515
 Standard Register Co. (The)                     277       5,133
*Star Scientific Inc.                            426       1,078
*StarTek Inc.                                    167       3,165
*STERIS Corp.                                  1,362      24,884
*Stewart Enterprises, Inc.                     2,010      12,040
 Strayer Education, Inc.                         122       5,944
*Sunrise Assisted Living, Inc.                   360      10,480
*SuperGen, Inc.                                  350       5,012
*SurModics Inc.                                  274       9,990
*Sybron Dental Specialties Inc.                  738      15,926
*Sylvan Learning Systems, Inc.                   623      13,750
*Syncor International Corporation                410      11,742
*Tanox Inc.                                      494       9,140
*Targeted Genetics Corporation                   783       2,122
*Techne Corporation                              869      32,023
*Tejon Ranch Co.                                 149       3,563
*Telik, Inc.                                     365       4,928
*TeleTech Holdings, Inc.                         742      10,633
*Texas Biotechnology Corporation                 918       5,967
*Theragenics Corporation                         621       6,123
*Third Wave Technologies Inc.                    158       1,161
*Thoratec Laboratories Corporation               739      12,563
*3-Dimensional Pharmaceuticals Inc.              128       1,087
*Titan Pharmaceuticals, Inc.                     517       5,072
*Transgenomic Inc.                               246       2,706
*Transkaryotic Therapies, Inc.                   418      17,890
*Triangle Pharmaceuticals, Inc.                  589       2,362
*Trico Marine Services, Inc.                     518       3,911
*Trimeris Inc.                                   364      16,369
*TriPath Imaging Inc.                            481       3,622
*Tularik Inc.                                    400       9,608
 Tupperware Corp.                              1,081      20,809
*U S Physical Therapy, Inc.                       60         970
*US Oncology Inc.                              1,981      14,936
*United Natural Foods, Inc.                      190       4,750
*United Therapeutics Corporation                 316       3,290
 Universal Corp.                                 573      20,861
*Urologix, Inc.                                  226       4,531
*VI Technologies Inc.                            109         758
*Valentis Inc.                                   623       1,931
*Vasomedical, Inc.                             1,195       4,422
*VaxGen, Inc.                                    171       1,984
 Vector Group Ltd.                               311      10,216
*Ventana Medical Systems, Inc.                   253       5,723
*Versicor Inc.                                   290       5,902
*Vialta Inc.                                     742        920
*Vical Inc.                                      420      5,141
*VidaMed, Inc.                                   736       5,756
*Vion Pharmaceuticals Inc.                       549       2,421
*ViroPharma Inc.                                 370       8,492
*VISX Inc.                                     1,062      14,072
 Vital Signs, Inc.                               109       3,804
*Volt Information Sciences, Inc.                 169       2,890
 WD-40 Co.                                       324       8,635
*Wackenhut Corporation                           181       4,489
*Wackenhut Corrections Corporation               174       2,412
 Wallace Computer Services, Inc.                 799      15,173
*Watson Wyatt & Co. Holdings                     193       4,207
 West Co., Inc.                                  210       5,586
*Wild Oats Markets, Inc.                         339       3,366
*Wireless Facilities, Inc.                       470       3,163
*Yankee Candle Company Inc.                      315       7,138
*Zoll Medical Corporation                        186       7,243
                                                      ----------
                                                       3,335,867
                                                       ---------
DIVERSIFIED - .04%
 Resource America, Inc.                          322       3,007
 Walter Industries, Inc.                         653       7,386
                                                      ----------
                                                          10,393
                                                      ----------
ENERGY - 2.38%
*ATP Oil & Gas Corporation                       126         375
*Atwood Oceanics, Inc.                           193       6,726
 Berry Petroleum Company                         355       5,574
*Tom Brown Inc.                                  696      18,799
 Cabot Oil & Gas Corporaiton                     575      13,829
*Cal Dive International Inc.                     681      16,807
*Callon Petroleum Co.                            244       1,671
 Carbo Ceramics Inc.                             149       5,835
*Chesapeake Energy Corporation                 2,935      19,400
*Chiles Offshore Inc.                            149       2,964
*Comstock Resources, Inc.                        484       3,388
*Denbury Resources Inc.                          349       2,551
*Dril-Quip, Inc                                  130       3,133
*EEX Corporation                                 653       1,202
*Emex Corp.                                      275         853
*Encore Acquisition Company                      150       1,997
*Energy Partners Ltd.                            459       3,465
*Evergreen Resources, Inc.                       346      13,359
 Frontier Oil Corporation                        553       9,202
*FuelCell Energy Inc.                            560      10,158
*Grey Wolf, Inc.                               2,992       8,886
*Gulf Island Fabrication Inc.                    160       2,002
*H Power Corporation                             517       1,613
*Headwaters Inc.                                 481       5,512
 Holly Corporation                               172       3,311
*Horizon Offshore Inc.                           303       2,285
*Houston Exploration Company                     202       6,783
*Hydril Company                                  269       4,742
*Input/Output, Inc.                              951       7,808
*KCS Energy, Inc.                                528       1,647
*Key Energy Services Inc.                      1,958      18,014
*Key Production Co., Inc.                        293       4,981
*Lone Star Technologies, Inc.                    522       9,187
 Lufkin Industries, Inc.                         115       3,082
*Magnum Hunter Resources, Inc.                   605       5,022
*McMoRan Exploration Co.                         272       1,575
*Meridian Resource Corporation                   719       2,869
*Millennium Cell Inc.                            334       1,743
*Natco Group Inc.                                195       1,365
*Newpark Resources, Inc.                       1,372      10,839
*Nuevo Energy Company                            301       4,515
*Oceaneering International, Inc.                 458      10,131
*Oil States International, Inc.                  210       1,911
*OSCA Inc.                                       140       2,919
*PYR Energy Corporation                          303         600
*Parker Drilling Co.                           1,808       6,672
 Patina Oil & Gas Corporation                    366      10,065
 Penn Virginia Corp.                             165       5,627
*Petroquest Energy Inc.                          469       2,495
*Plains Resources Inc.                           332       8,171
*Prima Energy Corp.                              204       4,437
*Prize Energy Corporation                         83       1,919
*Pure Resources Inc.                             281       5,648
*Quicksilver Resources Inc.                      169       3,219
 RPC, Inc.                                       224       3,954
*Range Resources Corporation                   1,000       4,550
*Remington Oil and Gas Corporation               333       5,761
 St. Mary Land & Exploration Company             591      12,522
*SEACOR SMIT Inc.                                357      16,564
*Seitel, Inc.                                    418       5,685
*Spinnaker Exploration Company                   402      16,546
*Stone Energy Corp.                              449      17,736
*Superior Energy Services, Inc.                  909       7,863
*Swift Energy Co.                                483       9,757
*Syntroleum Corporation                          451       3,202
*Tesoro Petroleum Corporation                    557       7,302
*TETRA Technologies, Inc.                        249       5,217
*3TEC Energy Corporation                         286       4,004
*TransMontaigne Inc.                             327       1,782
*Unit Corporation                                754       9,727
*Universal Compression Holdings Inc.             213       6,281
*Veritas DGC Inc.                                667      12,340
 Vintage Petroleum, Inc.                       1,022      14,767
*W-H Energy Services, Inc.                       384       7,315
 Western Gas Resources, Inc.                     422      13,638
*Westport Resources Corp.                        630      10,931
*Clayton Williams Energy, Inc.                    96       1,258
                                                      ----------
                                                         511,585
                                                      ----------
FINANCIAL - 15.06%
 Amli Residential Properties Trust               279       7,036
 Acadia Realty Trust                             394       2,502
 ADVANTA Corporation                             467       4,642
*Affiliated Managers Group Inc.                  463      32,632
 Alabama National BanCorporation                 190       6,405
*Alexander's, Inc.                                35       1,992
 Alexandria Real Estate Equities Inc.            310      12,741
 Alfa Corporation                                821      18,423
 AMCORE Financial, Inc.                          541      12,091
 American Captial Strategies Ltd.                527      14,940
 American Financial Holdings Inc.                576      14,636
*American Physicians Capital, Inc.               244       5,307
 AmerUS Group Company                            630      22,579
 Anchor BanCorp Wisconsin Inc.                   410       7,273
 Annaly Mortgage Management, Inc.                936      14,976
 Anthracite Capital Inc.                         663       7,286
*Arden Group, Inc.                                31       1,860
 Area Bancshares Corporation                     315       6,133
 Argonaut Group, Inc.                            457       8,943
 Arrow Financial Corporation                     133       3,882
 Associated Estates Realty Corporation           338       3,103
*Avatar Holdings Inc.                            104       2,450
*BKF Capital Group Inc.                          120       3,444
*BOK Financial Corp.                             243       7,657
 BRE Properties, Inc.                            973      30,124
 BSB Bancorp, Inc.                               186       4,410
 Baldwin & Lyons, Inc.                           134       3,430
 BancFirst Ohio Corp.                            163       3,936
 BancFirst Corp.                                  86       2,984
 BancorpSouth, Inc.                            1,753      29,100
 Bank of Granite Corporation                     233       4,606
 Bank Mutual Corporation                         234       3,576
 BankAtlantic Bancorp                            445       4,085
*BankUnited Financial Corporation                298       4,425
 Banner Corp.                                    223       3,771
*Bay View Capital Corporation                  1,188       8,708
 Bedford Property Investors, Inc.                325       7,313
 Berkley (W. R.) Corp.                           398      21,373
 Boston Private Financial Holdings Inc.          246       5,429
 Boykin Lodging Co.                              360       2,869
 Brandywine Realty Trust                         534      11,251
 Brookline Bancorp Inc.                          252       4,143
 Brown & Brown, Inc.                             846      23,096
 Burnham Pacific Properties, Inc.                485       1,998
 CBL & Associates Properties, Inc.               428      13,482
 CCBT Financial Companies, Inc.                  181       4,272
 CFS Bancorp Inc.                                337       4,836
 CPB Inc.                                        153       4,500
 CNA Surety Corporation                          321       4,976
 CVB Financial Corp.                             436      10,202
 Camden Property Trust                           749      27,488
 Capital City Bank Group Inc.                    141       3,416
 Capital Automotive REIT                         325       6,464
 Capitol Federal Financial                       594      12,379
 Capitol Transamerica Corp.                      191       3,142
 Capstead Mortgage Corporation                   182       4,277
 Cathay Bancorp, Inc.                            164      10,504
 Centennial Bancorp                              439       3,240
 Centerpoint Properties Trust                    431      21,464
*Central Coast Bancorp                           123       2,706
 Charter Municipal Mortgage Acceptance Company   642      10,433
 Chateau Communities, Inc.                       426      12,737
 Chelsea Property Group Inc.                     282      13,846
 Chemical Financial Corporation                  473      14,251
 Chittenden Corp.                                633      17,471
 Citizens Banking Corp.                          976      32,091
*Citizens, Inc.                                  408       5,161
 City Bank                                       196       4,696
*City Holding Company                            354       4,262
 Coastal Bancorp, Inc.                            87       2,514
 CoBiz, Inc.                                     147       1,985
 Colonial BancGroup, Inc. (The)                2,322      32,717
 Colonial Properties Trust                       306       9,532
*Columbia Banking System, Inc.                   275       3,589
 Commerce Group Inc                              524      19,750
 Commercial Federal Corporation                1,077      25,310
 Commercial Net Lease Realty, Inc                640       8,320
 Commonwealth Bancorp, Inc.                      182       4,031
 Community Bank System, Inc                      149       3,904
 Community Banks, Inc.                           146       3,942
 Community First Bankshares, Inc.                775      19,910
 Community Trust Bancorp Inc.                    217       5,154
*CompuCredit Corporation                         235       2,764
 Connecticut Bancshares, Inc.                    236       6,101
 Cornerstone Realty Income Trust, Inc.           995      11,293
 Corporate Office Properties Trust Inc.          185       2,196
*Corrections Corporation of America              523       9,707
 CORUS Bankshares, Inc.                          190       8,626
 Cousins Properties Inc.                         746      18,173
 Crawford & Company                              727       8,520
*Credit Acceptance Corporation                   272       2,421
 Crown American Realty Trust                     443       3,455
*DVI, Inc.                                       255       4,386
 Delphi Financial Group, Inc.                    273       9,091
 Developers Diversified Realty Corp.           1,049      20,036
 Dime Community Bancorp, Inc                     291       8,165
 Doral Financial Corporation                     699      21,816
 Downey Financial Corp.                          416      17,160
 East West Bancorp Inc.                          484      12,463
 EastGroup Properties Inc                        333       7,682
 Entertainment Properties Trust                  309       5,979
 Equity Inns, Inc.                               773       5,117
 Equity One Inc.                                  26         357
 Essex Property Trust, Inc.                      301      14,872
 F&M Bancorp                                     231       5,879
 FBL Financial Group, Inc.                       244       4,070
*FEI Company                                     315       9,926
 F N B Corp.                                     496      13,070
 Farmers Capital Bank Corp.                      146       5,354
*Federal Agricultural Mortgage Corporation       169       6,845
 Federal Realty Investment Trust                 748      17,204
 Federal Signal                                  955      21,268
 FelCor Lodging Trust, Inc.                      629      10,511
 Fidelity Bankshares, Inc.                       330       5,270
*Financial Federal Corp.                         221       6,906
 Financial Institutions, Inc.                    174       4,072
*FINOVA Group Inc.                             1,200         732
 First American Corp.                          1,415      26,517
 FirstBank Puerto Rico                           442      12,597
 First Bancorp                                   138       3,112
*First Banks America, Inc.                        17         536
 First Busey Corp.                               186       3,995
 First Charter Corporation                       665      11,245
 First Citizens BancShares, Inc.                 127      12,414
 First Commonwealth Financial Corporation      1,222      14,077
 First Community Bancshares Inc.                 168       4,951
 First Federal Capital Corporation               318       4,993
 First Essex Bancorp, Inc.                       134       3,776
 First Financial Bancorp                         771      13,608
 First Financial Bankshares, Inc.                226       6,803
 First Financial Corp.                           140       6,139
 First Financial Holdings, Inc.                  280       6,768
 First Industrial Realty Trust, Inc.             828      25,751
 First Indiana Corporation                       197       4,316
 First Merchants Corporation                     226       5,429
 First Midwest Bancorp, Inc.                   1,065      31,087
 First Niagara Financial Group Inc.              204       3,433
 First Place Financial Corp.                     323       5,087
*First Republic Bank                             223       5,385
 First Sentinel Bancorp Inc.                     562       7,036
 1st Source Corporation                          272       5,630
*FirstFed Financial Corp.                        362       9,278
 Flagstar Bancorp Inc.                           138       2,778
 Flushing Financial Corp.                        225       4,005
 Forest City Enterprises, Inc.                   514      19,892
 Fremont General Corp.                         1,201       9,392
*Friedman, Billings, Ramsey Group Inc.           508       2,637
 Frontier Financial Corporation                  366       9,575
 GBC Bancorp                                     167       4,927
*Gabelli Asset Management Inc.                   110       4,752
 Gables Residential Trust                        488      14,445
 German American Bancorp                         198       3,208
 Getty Realty Corporation                        139       2,620
 Glacier Bancorp, Inc.                           284       5,913
 Glenborough Realty Trust Inc.                   407       7,896
 Glimcher Realty Trust                           510       9,603
 Gold Banc Corporation, Inc.                     641       4,558
 Great American Financial Resources Inc.         123       2,306
 Great Lakes REIT Inc.                           257       4,112
 Great Southern Bancorp, Inc.                    119       3,630
 Greater Bay Bancorp                             996      28,466
 HRP Properties Trust                          2,741      23,737
 Hancock Holding Company                         160       6,886
 Harbor Florida Bancshares Inc.                  465       7,905
 Harleysville Group Inc.                         612      14,621
 Harleysville National Corp.                     384       9,043
 Healthcare Realty Trust Inc.                    851      23,828
 Health Care REIT, Inc.                          606      14,756
*HealthExtras Inc.                               241       1,376
 Highwoods Properties, Inc.                    1,130      29,324
 Hilb, Rogal & Hamilton Co.                      285      15,974
 Home Properties of New York, Inc.               370      11,692
 Horace Mann Educators Corporation               850      18,037
 Hudson River Bancorp, Inc.                      321       7,030
 Hudson United Bancorp                           985      28,270
 IRT Property Company                            636       6,742
 IBERIABANK Corp.                                117       3,243
 Independence Community Bank Corporation       1,247      28,382
 Independent Bank Corp.                          258       5,544
 Independent Bank Corp.                          252       7,006
*Insignia Financial Group Inc.                   398       4,298
 Innkeepers USA Trust                            484       4,743
 Integra Bank Corp.                              365       7,643
 International Bancshares Corp.                  350      14,753
 Investors Real Estate Trust                     439       4,127
 Irwin Financial Corp.                           192       3,264
 JDN Realty Corp.                                690       8,508
 JP Realty, Inc.                                 231       5,495
 Jefferies Group, Inc.                           466      19,716
*Jones Lang LaSalle Inc.                         625      11,281
 Kansas City Life Insurance Co.                  129       4,786
 Keystone Property Trust Corp.                   142       1,859
 Kilroy Realty Corporation                       513      13,477
 Koger Equity, Inc.                              562       9,161
 Kramont Realty Trust                            393       5,738
 LNR Property Corporation                        461      14,374
*La Quinta Properties, Inc.                    2,698      15,487
*Landenburg Thalmann                             108          94
 Lakeland Bancorp Inc.                           242       3,945
 LandAmerica Financial Group, Inc                378      10,849
 LaSalle Hotel Properties                        256       3,005
 Lexington Corporate Properties Trust            330       5,115
*Local Finance Corporation                       397       5,554
 MAF Bancorp, Inc.                               387      11,417
*MB Financial, Inc.                              117       3,181
 Macerich Co. (The)                              654      17,396
 Main Street Banks Inc.                          201       3,296
 Manufactured Home Communities, Inc.             293       9,145
 Medallion Financial Corp.                       231       1,825
 Medford Bancorp Inc.                            135       2,857
*Meemic Holdings Inc.                             22         480
 MeriStar Hospitality Corporation                792      11,246
 MicroFinancial Incorporated                     147       1,507
 Mid-America Apartment Communities Inc.          295       7,759
 Mid-Atlantic Realty Trust                       268       4,167
 Mid-State Bancshares                            460       7,489
 Mid-America Bancorp                             183       6,057
 Midland Co.                                      83       3,635
 Midwest Banc Holdings, Inc.                     122       2,593
 The Mills Corporation                           325       8,606
 Mission West Properties, Inc.                   321       4,083
 Mississippi Valley Bancshares, Inc.             121       4,743
 NBC Capital Corporation                         111       3,409
 NBT Bancorp Inc.                                499       7,231
 NYMAGIC, INC.                                    69       1,110
 National Golf Properties, Inc.                  208       1,845
 National Health Investors, Inc.                 436       6,453
 National Penn Bancshares, Inc.                  376       8,271
*National Western Life Insurance Co.              45       5,004
 Nationwide Health Properties Inc.               970      18,129
*New Century Financial Corporation               180       2,435
 New York Community Bancorp Inc.               1,750      40,023
 Northwest Bancorp Inc.                          255       2,917
 OceanFirst Financial Corporation                166       4,011
*Ocwen Financial Corporation                     769       6,521
*Ohio Casualty Corporation                     1,173      18,827
 Old Second Bancorp Inc                          122       4,809
 Omega Financial Corp.                           174       5,594
 Oriental Financial Group Inc.                   230       4,278
 PFF Bancorp, Inc.                               241       6,652
*PICO Holdings, Inc.                             224       2,800
 PMA Capital Corporation                         347       6,697
 PS Business Parks Inc                           235       7,403
 Pacific Capital Bancorp                         558      15,507
 Pacific Northwest Bancorp                       288       5,892
 Pan Pacific Retail Properties Inc.              491      14,102
 Park National Corp.                             245      22,724
 Parkway Properties, Inc.                        175       5,810
 PennFed Financial Services, Inc.                124       3,078
 Pennsylvania Real Estate Investment Trust       239       5,545
 Peoples Holding Co. (The)                       127       4,699
*Philadelphia Consolidated Holding Corp.         156       5,883
*Pinnacle Holdings Inc.                          887         302
 Port Financial Corp.                            142       3,702
 Post Properties, Inc.                           814      28,905
 Prentiss Properties Trust                       646      17,733
 Presidential Life Corporation                   454       9,334
 Prime Group Realty Trust                        122       1,126
*ProAssurance Corp.                              411       7,225
 Promistar Financial Corp.                       314       7,677
 Prosperity Bancshares, Inc.                     115       3,104
 Provident Bancorp, Inc.                          66       1,927
 Provident Bankshares Corporation                513      12,466
*Quaker City Bancorp, Inc.                        79       2,358
 R&G Financial Corporation                       199       3,411
 RFS Hotel Investors Inc.                        523       5,952
 RLI Corp.                                       139       6,255
 Raymond James Financial, Inc.                   790      28,061
 Realty Income Corp.                             618      18,169
 Reckson Associates Realty Corporation           704      16,445
 Redwood Trust, Inc.                             106       2,568
 Regency Centers Corporation                     486      13,487
*Republic Bancshares, Inc.                        93       1,209
 Republic Bancorp Inc                            147       1,983
 Republic Bancorp Inc.                         1,021      14,141
 Riggs National Corp.                            267       3,730
 Royal Bancshares of Pennsylvania, Inc.           74       1,491
 S&T Bancorp, Inc.                               495      12,019
 SCPIE Holdings Inc.                             185       5,411
 SL Green Realty Corporation                     452      13,881
 SWS Group, Inc.                                 286       7,279
 S Y Bancorp Inc.                                115       3,830
 St. Francis Capital Corporation                 157       3,631
 Sandy Spring Bancorp Inc.                       302       9,606
 Santander Bancorp                               166       3,222
 Saul Centers, Inc.                              217       4,633
 Seacoast Banking Corp. of Florida                77       3,573
 Seacoast Financial Services Corporation         521       8,935
 Second Bancorp Inc.                             183       3,955
 Selective Insurance Group, Inc.                 532      11,560
 Senior Housing Properties Trust                 272       3,784
 Shurgard Storage Centers, Inc.                  627      20,064
*Silicon Valley Bancshares                       934      24,966
 Simmons First National Corp.                    153       4,919
*SoundView Technology Group, Inc.              1,101       2,565
 South Financial Group Inc.                      893      15,851
*Southwest Bancorporation of Texas, Inc.         542      16,406
 Sovran Self Storage, Inc.                       256       7,974
 StanCorp Financial Group Inc.                   654      30,902
 State Auto Financial Corp.                      260       4,222
 Staten Island Bancorp Inc.                    1,274      20,779
 Sterling Bancshares, Inc.                       690       8,639
 Sterling Bancorp                                182       5,314
 Sterling Financial Corp.                        236       5,749
*Stewart Information Services Corp.              222       4,385
 Storage USA, Inc.                               322      13,556
 Student Loan Corp.                               84       6,770
 Suffolk Bancorp                                 124       6,765
 Summit Properties Inc.                          524      13,110
 Sun Communities, Inc.                           313      11,659
 Susquehanna Bancshares, Inc.                    823      17,160
 Tanger Factory Outlet Centers, Inc.             109       2,273
 Taubman Centers, Inc.                           604       8,969
 Texas Regional Bancshares, Inc.                 288      10,901
 Thornburg Mortgage Asset Corporation            456       8,983
 Tompkins Trustco Inc.                           137       5,514
 Town & Country Trust (The)                      297       6,207
*Trammell Crow Company                           480       5,616
*Triad Guaranty Inc.                             142       5,150
 Troy Financial Corporation                       88       2,182
 Trust Company of New Jersey                     414      10,433
 TrustCo Bank Corp                             1,497      18,817
 UCBH Holdings, Inc.                             396      11,262
*UICI                                            803      10,841
 UMB Financial Corp.                             360      14,406
 U S B Holding Company Inc.                      231       3,892
 U.S. Restaurant Properties Inc.                 375       5,468
 UNB Corporation                                 220       4,081
 Umpqua Holdings Corporation                     303       4,091
 United Community Financial Corp.                692       4,982
 United Bankshares, Inc.                         871      25,136
 United Dominion Realty Trust, Inc.            2,125      30,599
 United Fire & Casualty Co.                      133       3,808
 United National Bancorp                         316       7,587
*Universal American Financial Corp.              840       5,704
 Universal Health Realty Income Trust            189       4,442
 Vencor, Inc.                                  1,267      14,571
 Vesta Insurance Group, Inc.                     513       4,104
*WFS Financial Inc.                              182       4,370
 W Holding Company, Inc.                         571       9,250
 WSFS Financial Corporation                      178       3,088
 Washington Real Estate Investment Trust         756      18,816
 Washington Trust Bancorp Inc.                   252       4,788
 Waypoint Financial Corp.                        733      11,054
 Weingarten Realty Investors                     591      28,367
 Wesbanco, Inc.                                  381       8,051
 West Coast Bancorp                              342       4,761
 Westamerica Bancorporation                      709      28,054
 Westcorp Inc.                                   202       3,771
 Whitney Holding Corporation                     552      24,204
 Winston Hotels, Inc.                            295       2,283
 WIntrust Financial Corporation                  142       4,341
*World Acceptance Corporation                    249       1,818
 Zenith National Insurance Corporation           172       4,806
                                                      ----------
                                                       3,238,164
                                                      ----------
INDUSTRIAL - 11.07%
 AAR Corporation                                 504       4,541
*ACT Manufacturing, Inc.                         213           2
*AEP Industries Inc.                              33         791
 AGCO Corp.                                    1,374      21,682
*Active Power Inc.                               656       4,461
*Advanced Energy Industries, Inc.                387      10,310
 Airborne, Inc.                                1,009      14,963
 Albany International Corporation                325       7,053
 Alexander & Baldwin, Inc.                       850      22,695
*Alliant Techsystems Inc.                        441      34,045
*AMERCO                                          273       5,138
*American Superconductor Corporation             424       5,198
 Ameron International Corporation                 76       5,259
 AMETEK, Inc.                                    692      22,068
 Analogic Corporation                            138       5,314
 Apogee Enterprises, Inc.                        592       9,365
 Applied Industrial Technologies Inc.            366       6,826
 AptarGroup, Inc.                                678      23,750
*Arkansas Best Corporation                       361      10,404
*Armor Holdings Inc.                             340       9,177
*Armstrong Holdings, Inc.                        808       2,755
*Artesyn Technologies Inc                        712       6,629
*Astec Industries, Inc.                          318       4,598
*Atlas Air Worldwide Holdings, Inc.              345       5,054
 BEI Technologies Inc.                           225       3,924
 BMC Industries, Inc.                            576       1,187
 Baldor Electric Co.                             494      10,325
 Ball Corp.                                      578      40,865
 Barnes Group Inc.                               343       8,229
*BE Aerospace, Inc.                              558       5,117
*Beacon Power Corp.                              636         827
 Bel Fuse Inc.                                   180       4,509
 Belden Inc.                                     515      12,128
*Benchmark Electronics, Inc.                     411       7,793
 Brady Corp.                                     374      13,688
 Briggs & Stratton Corp.                         453      19,343
*Brooks Automation, Inc.                         365      14,845
 Butler Manufacturing Co.                        107       2,964
 C&D Technologies Inc.                           548      12,522
 CTS Corp.                                       583       9,270
*CUNO Inc.                                       317       9,669
 Calgon Carbon Corporation                       697       5,820
 Carlisle Companies, Inc.                        635      23,482
*Castella Waste Systems Inc.                     372       5,509
 Castle (A.M.) & Co.                             136       1,115
*Catalytica Energy Systems Inc.                  270       1,234
 Centex Construction Products Inc.               137       4,391
*Checkpoint Systems, Inc.                        597       8,000
 Chesapeake Corporation                          318       8,844
 CIRCOR International Inc.                       180       3,321
 CLARCOR Inc.                                    462      12,543
*Cognex Corporation                              667      17,082
*Coherent, Inc.                                  581      17,965
 Commercial Metals Company                       240       8,395
*Concord Camera Corp.                            499       3,952
*Consolidated Freightways Corporation            351       1,787
*CoorsTek Inc.                                   173       5,508
*Covenant Transport, Inc.                        150       2,394
*Crown Cork & Seal Co., Inc.                   2,499       6,347
 Cubic Corporation                               108       5,547
 Curtiss-Wright Corp.                            118       5,635
*Cymer, Inc                                      640      17,107
*DDi Corporation                                 869       8,551
*DRS Technologies, Inc.                          251       8,948
*DSP Group, Inc.                                 495      11,514
*Daktronics, Inc.                                286       2,417
*Dal-Tile International Inc.                   1,170      27,203
*Dionex Corp.                                    411      10,485
 Donaldson Company, Inc.                         822      31,926
*Duraswitch Industries Inc.                       96         816
*Dycom Industries, Inc.                          892      14,905
*EGL Inc.                                        718      10,016
*EarthShell Corporation                          939       1,878
 EDO Corporation                                 174       4,602
 Elcor Corp.                                     403      11,199
*Electro Scientific Industries, Inc.             567      17,016
*EMCOR Group, Inc.                               160       7,264
*Encore Wire Corporation                         275       3,328
*Energy Conversion Devices, Inc.                 267       5,065
 Engineered Support Systems, Inc.                138       4,721
*ESCO Technologies Inc.                          226       7,795
*Esterline Technologies Corporation              433       6,932
*Excel Technology, Inc.                          177       3,080
*FLIR Systems, Inc.                              221       8,380
*Fairchild Corp. (The)                           267         774
*Fisher Scientific International Inc.          1,130      32,996
 Florida East Coast Industries, Inc.             477      11,043
 Florida Rock Industries, Inc.                   390      14,266
*Flow International Corporation                  274       3,389
*Flowserve Corp.                                 796      21,182
*Foamex International, Inc.                      344       2,786
*Forward Air Corporation                         322      10,922
 Franklin Electric Co., Inc.                      90       7,380
*Gardner Denver Inc.                             306       6,830
 GenCorp Inc.                                    654       9,228
 General Cable Corporation                       686       8,987
*Genlyte Group Inc.                              250       7,440
 GenTek Inc.                                      86         147
 Gerber Scientific, Inc.                         389       3,618
 Gorman-Rupp Company                             154       4,135
 Graco Inc.                                      646      25,226
 Granite Construction Inc.                       655      15,772
 Greif Bros. Corp.                               271       8,929
*Griffon Corp.                                   555       8,325
*GulfMark Offshore Inc.                           96       2,718
 Harsco Corp.                                    835      28,641
*Heartland Express, Inc.                         311       8,636
 HEICO Corp.                                     201       3,029
*HEICO Corp. Class A                              20         270
*Hexcel Corporation                              479       1,475
*Hunt (J.B.) Transport Services, Inc.            319       7,401
 IDEX Corp.                                      637      21,977
*Identix Inc.                                    643       9,381
*Imation Corp.                                   699      15,084
*Insituform Technologies, Inc.                   496      12,688
*Innovative Solutions and Support, Inc.          166       1,290
*Interlogix Inc.                                 408      15,777
*Intermagnetics General Corporation              284       7,356
 Interpool, Inc.                                 273       5,255
*Ionics, Inc.                                    362      10,871
*Itron, Inc.                                     293       8,878
*Ivex Packaging Corporation                      332       6,308
 JLG Industries, Inc.                            879       9,361
*Thermo Fibertek Inc.                             24         348
 Kaman Corporation                               469       7,316
*Kansas City Southern Industries, Inc.         1,224      17,295
 Kaydon Corp.                                    582      13,200
 Keithley Instruments, Inc.                      126       2,129
 Kennametal Inc.                                 642      25,853
*Kirby Corp.                                     391      10,772
*Knight Transportation, Inc.                     339       6,366
 LSI Industries Inc.                             297       5,168
*Ladish Company Inc.                             191       2,086
 Lancaster Colony Corporation                    590      20,951
*Landstar System, Inc.                           179      12,979
 Lawson Products, Inc.                           104       2,704
*LeCroy Corporation                              148       2,694
 Lennox International Inc.                       900       8,730
 Lincoln Electric Holdings Inc.                  661      16,155
 Lindsay Manufacturing Co.                       210       4,064
 Liqui-Box Corporation                            55       2,269
*Littelfuse, Inc.                                381       9,997
*Lydall, Inc.                                    313       3,130
*MagneTek, Inc.                                  428       3,856
 Manitowoc Co.                                   509      15,830
*Manufacturers Services Ltd.                     322       2,013
 Matthews International Corp.                    642      15,780
*Maverick Tube Corp.                             710       9,195
*Measurement Specialties, Inc.                   145       1,364
*Mechanical Technology, Inc.                     402       1,101
*Medis Technologies Ltd.                         175       1,286
*Merix Corporation                               269       4,640
*Mestek, Inc.                                     56       1,324
 Methode Electronics Inc.                        707       5,656
 Milacron Inc.                                   329       5,201
 Mine Safety Appliances Co.                      181       7,267
*Molecular Devices Corp.                         322       6,720
*Moog Inc.                                       259       5,646
*Mueller Industries Inc.                         615      20,449
 Myers Industries, Inc.                          344       4,696
 NCH Corporation                                  47       2,451
*NCI Building Systems Inc.                       333       5,894
*NS Group, Inc.                                  369       2,760
 NN, Inc.                                        241       2,687
 NACCO Industries, Inc.                          136       7,723
*Nanophase Technologies Corporation              243       1,431
 National Service Industries, Inc.               863       1,743
 Nordson Corp.                                   485      12,809
*Nortek, Inc.                                    177       4,938
*Nu Horizons Electronics Corporation             307       3,156
*Offshore Logistics, Inc.                        361       6,411
 Oglebay Norton Company                           59         915
*Orbital Sciences Corporation                    701       2,895
*Osmonics, Inc.                                  221       3,098
 Overseas Shipholding Group, Inc.                572      12,870
*Owens-Illinois, Inc.                          3,044      30,410
 Park Electrochemical Corp.                      347       9,161
*PAXAR Corp.                                     753      10,693
*Pemstar Inc.                                    348       4,176
 Penn Engineering and Manufacturing Corp.        250       4,188
*Perini Corporation                              235       1,645
*Photon Dynamics, Inc.                           267      12,189
 Pioneer-Standard Electronics, Inc.              578       7,341
 Pitt-Des Moines, Inc.                            95       2,945
 The Pittston Company                          1,086      24,001
*Planar Systems, Inc.                            217       4,579
*Polaroid Corp.                                  927          74
*Powell Industries, Inc.                         131       2,459
*Presstek Inc.                                   643       5,896
*Proton Energy Systems, Inc.                     695       5,734
 Quanex Corporation                              282       7,981
 Quixote Corp.                                   129       2,451
*RailAmerica, Inc.                               350       5,061
*Rayovac Corp.                                   373       6,565
*Recoton Corp.                                   197       2,679
 Regal-Beloit Corp.                              400       8,720
*Research Frontiers Inc.                         205       3,436
 Roadway Corporation                             250       9,175
 Robbins & Myers, Inc.                           156       3,652
*Rogers Corporation                              327       9,908
*ROHN Industries Inc.                            358         737
 Roper Industries, Inc.                          610      30,195
 Ryder System, Inc.                            1,104      24,454
*SBS Technologies, Inc.                          299       4,356
 SLI Inc.                                        509       1,328
*SPS Technologies, Inc.                          203       7,089
*SatCon Technology Corporation                   177         920
 Sauer-Danfoss Inc.                              213       1,704
*Sequa Corp.                                      72       3,421
*Silgan Holdings, Inc.                           204       5,337
*Simpson Manufacturing Co., Inc.                 155       8,882
 Smith (A.O.) Corporation                        207       4,037
*Spectra Physics Inc.                             77       1,349
 Standex International Corp.                     227       4,937
*Stericycle, Inc.                                281      17,107
 Stewart & Stevenson Services, Inc.              522       9,819
*Stoneridge Inc.                                 263       2,393
 Sturm, Ruger & Co., Inc.                        412       4,936
*SureBeam Corporation                            141       1,476
*Swift Transportation Co., Inc.                1,206      25,941
*TRC Companies, Inc.                             109       5,450
*TTM Technologies Inc.                           238       2,409
 Technitrol, Inc.                                634      17,511
 Tecumseh Products Company                       320      16,202
*Teledyne Technologies Inc.                      665      10,833
 Tennant Co.                                     191       7,086
*Terex Corporation                               564       9,893
*Tetra Tech, Inc.                              1,000      19,910
 Texas Industries, Inc.                          436      16,088
 Thomas & Betts Corp.                          1,220      25,803
 Thomas Industries Inc.                          318       7,950
 Timken Co. (The)                              1,040      16,827
*Titan Corp. (The)                               997      24,875
 Tredegar Industries, Inc.                       332       6,308
*Trex Company Inc.                               130       2,469
*Trimble Navigation Ltd.                         509       8,251
 Trinity Industries, Inc.                        773      21,002
*Triumph Group, Inc.                             393      12,773
*II-VI Inc.                                      218       3,756
*UCAR International Inc.                         953      10,197
*URS Corp.                                       263       7,209
 USG Corp.                                       774       4,427
*U S Concrete Inc.                               351       2,317
 United Industrial Corp.                         263       4,405
*U S  Industries, Inc.                         1,559       3,991
*Universal Display Corporation                   310       2,821
 Universal Forest Products, Inc.                 247       5,170
*UNOVA Inc.                                      926       5,371
 USFreightways Corp.                             551      17,301
*Valence Technology, Inc.                        610       2,056
 Valmont Industries, Inc.                        289       4,179
*Varian Inc.                                     649      21,053
*ViaSystems Group Inc.                         1,143         720
*Vicor Corp.                                     475       7,695
 Wabtec Corp.                                    609       7,491
*Waste Connections Inc.                          568      17,602
 Watts Industries, Inc.                          322       4,830
 Werner Enterprises, Inc.                        587      14,264
*Wilson Greatbatch Technologies Inc.             161       5,812
*Wolverine Tube Inc.                             163       1,850
 Woodhead Industries, Inc.                       221       3,509
 Woodward Governor Company                       185      10,776
 Worthington Industries, Inc.                  1,415      20,093
 X-Rite, Incorporated                            356       3,030
*Yellow Corporation                              507      12,726
 York International                              806      30,732
*Zebra Technologies Corporation                  556      30,863
*Zygo Corporation                                310       4,929
                                                      ----------
                                                       2,379,436
                                                      ----------
TECHNOLOGY - 8.64%
*ADE Corporation                                 191       1,910
*ATMI Inc.                                       571      13,618
*AXT Inc.                                        402       5,801
*Acclaim Entertainment, Inc.                     896       4,749
*Activision, Inc.                                543      14,123
*Actel Corporation                               469       9,338
*Actuate Corporation                             871       4,590
*Advanced Digital Information Corporation      1,091      17,500
*Alliance Semiconductor Corporation              548       6,620
*Allscripts Healthcare Solutions, Inc.,          652       2,112
*Alpha Industries, Inc.                          911      19,860
*American Management Systems, Inc.               873      15,784
*ANADIGICS, Inc.                                 632       9,638
*Ansoft Corporation                              128       1,869
*ANSYS, Inc.                                     300       7,395
*Aremissoft Corp.                                367         360
*Artisan Components Inc.                         270       4,266
*Ascential Software Corp.                      6,057      24,531
*Aspen Technology, Inc.                          641      10,769
*AstroPower Inc.                                 253      10,229
*Asyst Technologies, Inc.                        682       8,702
*August Technology Corporation                   113       1,248
*Avant! Corp.                                    786      16,105
*Avid Technology, Inc.                           478       5,808
*BARRA, Inc.                                     242      11,396
*Borland Software Corp.                        1,027      16,083
*Brio Technology Inc.                            392       1,129
*BSQUARE Corporation                             310       1,293
*CCC Information Services Group Inc.             212       1,310
*CACI International Inc.                         386      15,241
*Caliper Technologies Corporation                445       6,946
*Caminus Corporation                             193       4,439
*Carreker Corporation                            358       2,112
*Catapult Communications Corporation              99       2,580
*Celeritek, Inc.                                 250       3,348
*ChipPAC Inc.                                    680       5,046
*CIBER, Inc.                                   1,005       9,497
*Cognizant Technology Solutions Corporation      157       6,434
 Cohu, Inc.                                      427       8,433
*Concurrent Computer Corporation               1,155      17,152
*Constellation 3D Inc.                           294         253
*Convera Corp.                                   428       1,434
*Covansys Corporation                            377       3,374
*Credence Systems Corporation                  1,200      22,284
*Datastream Systems, Inc.                        338       2,085
*Dendrite International, Inc.                    616       8,642
*Digimarc Corporation                            208       3,865
*Documentum, Inc.                                790      17,159
*DuPont Photomasks, Inc.                         101       4,388
*EPIQ Systems Inc.                               183       3,541
*ESS Technology, Inc.                            627      13,330
*Echelon Corporation                             488       6,910
*Eclipsys Corporation                            909      15,226
*J. D. Edwards & Company                       2,063      33,936
*eFunds Corp.                                    958      13,173
*Elantec Semiconductor, Inc.                     472      18,125
*Electroglas, Inc.                               441       6,514
*Electronics for Imaging, Inc.                 1,119      24,965
*Embarcadero Technologies Inc.                   188       4,550
*EMCORE Corporation                              458       6,160
*Entegris Inc.                                   825       9,042
*Exar Corp.                                      793      16,534
*EXE Technologies Inc.                           648       3,298
*FSI International, Inc.                         538       4,960
 FactSet Research Systems Inc.                   428      14,959
 Fair, Isaac and Co., Inc.                       370      23,317
*FalconStore Software, Inc.                      273       2,473
*FileNet Corp.                                   741      15,035
*Global Imaging Systems Inc.                     143       2,135
 Global Payments Inc                             730      25,112
*GlobespanVirata, Inc                          2,194      28,412
*HNC Software Inc.                               727      14,976
*Handspring, Inc.                                408       2,750
 Helix Technology Corp.                          473      10,666
*Hi/fn Inc.                                      166       2,402
*Hutchinson Technology Inc.                      525      12,191
*Hyperion Solutions Corporation                  676      13,425
*IDX Systems Corp.                               349       4,540
 IKON Office Solutions Inc.                    2,967      34,684
*Indus International, Inc.                       644       4,701
*InFocus Corporation                             814      17,924
*Infogrames Inc.                                 307       2,177
*infoUSA Inc.                                    568       3,942
*Information Resources, Inc.                     569       4,723
*Integral Systems, Inc.                          198       3,812
*Integrated Circuit Systems, Inc.                577      13,034
*Integrated Silicon Solution, Inc.               552       6,756
*InteliData Technologies Corporation             957       2,708
 Inter-Tel, Inc.                                 390       7,496
*Interactive Intelligence Inc.                   114         792
*The InterCept Group Inc.                        228       9,325
*Intergraph Corp.                              1,042      14,317
*InterTrust Technologies Corporation           1,576       1,938
*InterVoice-Brite Inc.                           626       8,013
*Iomega Corporation                            1,144       9,552
*IXYS Corporation                                208       1,683
*JDA Software Group, Inc.                        420       9,387
*Keane, Inc.                                   1,118      20,158
*Kopin Corporation                             1,362      19,068
*Kronos Inc.                                     393      19,013
*Kulicke & Soffa Industries, Inc.              1,027      17,613
*LTX Corp.                                     1,004      21,024
*Legato Systems, Inc.                          1,864      24,176
*Lexar Media Inc.                                691       1,824
*MCSi Inc.                                       231       5,417
*MEMC Electronic Materials, Inc.                 863       3,064
*MKS Instruments Inc.                            430      11,623
*MRO Software Inc.                               325       7,599
*MSC.Software Corp.                              299       4,664
 MTS Systems Corporation                         432       4,368
*Manhattan Associates Inc.                       299       8,716
*MapInfo Corporation                             275       4,315
*Mattson Technology, Inc.                        654       5,762
*Maxwell Technologies, Inc.                      210       2,058
*Mercury Computer Systems, Inc.                  387      15,136
*MetaSolv, Inc.                                  548       4,307
*MICROS Systems, Inc.                            365       9,162
*MicroStrategy Incorporated                      602       2,318
*Microsemi Corporation                           586      17,404
*Microtune Inc.                                  477      11,190
*Midway Games, Inc.                              571       8,571
*MIPS Technologies, Inc.                         814       7,033
*Moldflow Corporation                             90       1,289
*Nanometrics Incorporated                        153       2,968
 NDCHealth Corporation                           667      23,045
*NetIQ Corporation                               834      29,407
*NetScout Systems Inc.                           358       2,832
*Novadigm, Inc.                                  284       2,695
*Nuance Communications                           555       5,051
*Novell, Inc.                                  7,410      34,011
*Numerical Technologies, Inc.                    389      13,693
*NYFIX Inc.                                      457       9,149
*OTG Software Inc.                               307       3,070
*Oak Technology, Inc.                            981      13,489
*ON Semiconductor Corp.                          695       1,439
*Onyx Software Corporation                       686       2,675
*OPNET Technologies, Inc.                        172       2,479
*PLX Technology Inc.                             358       4,514
*PRI Automation, Inc.                            489      10,000
*Packeteer Inc.                                  464       3,420
*PEC Solutions Inc.                               28       1,053
*Per-Se Technologies Inc.                        627       6,740
*Pericom Semiconductor Corporation               446       6,467
*Perot Systems Corporation                     1,272      25,973
*Phoenix Technologies Ltd.                       485       5,645
*Photronics, Inc.                                544      17,054
*Pinnacle Systems, Inc.                        1,074       8,528
*Pixelworks Inc.                                 455       7,307
*Plato Learning, Inc.                            274       4,551
*Pomeroy Computer Resources, Inc.                208       2,808
*Power Integrations Inc.                         545      12,448
*ProBusiness Services Inc.                       364       6,843
*Progress Software Corp.                         609      10,524
*Pumatech, Inc.                                  781       2,015
*Radiant Systems, Inc.                           316       3,634
*RadiSys Corp.                                   330       6,488
*Rainbow Technologies, Inc.                      485       3,589
*Rambus Inc                                    1,726      13,791
*Read-Rite Corp.                               2,498      16,512
*Red Hat, Inc.                                   562       3,990
*Renaissance Learning Inc.                       163       4,967
 Richardson Electronics, Ltd.                     95       1,150
*Roxio, Inc.                                     346       5,726
*Rudolph Technologies Inc.                       200       6,864
*SCM Microsystems Inc.                           321       4,699
*SPSS Inc.                                       205       3,639
*Sage, Inc.                                      237       8,786
*Sanchez Computer Associates Inc.                276       2,360
 Schawk, Inc.                                    188       2,068
*SeaChange International Inc.                    360      12,283
*Semitool, Inc.                                  323       3,708
*SERENA Software, Inc.                           326       7,087
*SignalSoft Corporation                          371       1,658
*Silicon Laboratories Inc.                       182       6,135
*Silicon Graphics, Inc.                        4,100       8,610
*Silicon Storage Technology, Inc.              1,603      15,453
*Silicon Image Inc.                            1,006       3,783
*Siliconix incorporated                          123       3,373
*Simplex Solutions, Inc.                          84       1,390
*Sipex Corp.                                     472       6,065
*SONICblue Inc.                                1,690       6,828
*SpeechWorks International Inc.                  506       5,693
*Standard Microsystems Corporation               306       4,749
*StarBase Corporation                          1,456         990
*Supertex, Inc.                                  165       2,889
*Sykes Enterprises, Inc.                         473       4,418
*Synplicity Inc.                                 216       2,914
*Syntel  Corp.                                   106       1,371
*Systems & Computer Technology Corp.             647       6,690
*T-HQ Inc.                                       446      21,617
*Take-Two Interactive Software, Inc.             693      11,206
 TALX Corp.                                      182       4,546
*Therma-Wave Inc.                                334       4,983
*3DO Co. (The)                                   691       1,437
*3D Systems Corporation                          168       2,394
*Three-Five Systems, Inc.                        448       7,128
*TradeStation Group Inc.                         426         665
*Transaction Systems Architects, Inc.            746       9,146
*TranSwitch Corp.                              1,780       8,010
*Trikon Technologies Inc.                        211       2,479
*Tripath Technology, Inc.                        325         556
*TriQuint Semiconductor Inc.                   2,492      30,551
*Ulticom Inc.                                    193       1,942
*Ultratech Stepper, Inc.                         416       6,872
*VA Linux Systems Inc.                           648       1,588
*Varian Semiconductor Equipment Associates Inc   679      23,486
*Vastera Inc.                                    381       6,328
*Veeco Instruments Inc.                          520      18,746
*Viewpoint Corp.                                 800       5,448
*Virage Logic Corporation                        180       3,461
*Wave Systems Corp.                            1,050       2,352
*Western Digital Corp.                         3,719      23,317
*Witness Systems Inc.                            243       3,237
*Xanser Corporation                              588       1,182
*Xybernaut Corporation                           933       2,221
*Xicor, Inc.                                     451       5,006
*Zoran Corporation                               367      11,979
                                                      ----------
                                                       1,857,467
                                                      ----------
UTILITIES - 2.90%
 AGL Resources Inc.                            1,141      26,266
 American States Water Company                   212       7,409
 Atmos Energy Corp.                              849      18,041
 Avista Corporation                              993      13,167
 CH Energy Group Inc.                            354      15,388
 CLECO Corp.                                     872      19,158
 California Water Service Group                  295       7,596
 Cascade Natural Gas Corporation                 232       5,116
 Central Vermont Public Service Corp.            242       4,041
 Connecticut Water Service, Inc.                 159       4,702
*Covanta Energy Corp.                          1,044       4,719
 DQE, Inc.                                     1,173      22,205
*El Paso Electric Company                      1,078      15,631
 Empire District Electric Co.                    370       7,770
 Energen Corp.                                   579      14,272
 Hawaiian Electric Industries, Inc.              700      28,195
 The Laclede Group, Inc.                         396       9,464
 Madison Gas & Electric Co.                      333       8,808
 Middlesex Water Company                         106       3,596
*Montana Power Co.                             2,177      12,518
 NUI Corporation                                 288       6,826
 New Jersey Resources Corp.                      373      17,455
*NewPower Holdings Inc.                          933         690
 Northwest Natural Gas Company                   526      13,413
 Northwestern Corporation                        497      10,462
 ONEOK, Inc.                                   1,113      19,855
 Otter Tail Power Company                        510      14,861
 PNM Resources, Inc.                             821      22,947
 Peoples Energy Corp.                            743      28,182
 Philadelphia Suburban Corp.                   1,178      26,564
 Piedmont Natural Gas Co., Inc.                  634      22,699
 RGS Energy Group Inc.                           724      27,222
 SEMCO Energy, Inc.                              379       4,074
 SJW Corp.                                        42       3,582
 Sierra Pacific Resources                      1,647      24,787
 South Jersey Industries, Inc.                   245       7,987
*Southern Union Co.                              708      13,353
 Southwest Gas Corp.                             606      13,544
*Southwestern Energy Co.                         529       5,502
 UGI Corp.                                       569      17,184
 UIL Holding Corporation                         260      13,338
 Unisource Energy Corporation                    631      11,478
 WGL Holdings, Inc.                              976      28,372
 WPS Resources Corporation                       556      20,323
                                                      ----------
                                                         622,762
                                                      ----------

 Total Common Stocks
 (cost $17,239,909)                                   16,441,795
                                                      ----------

UNIT INVESTMENT TRUST - 1.66%
 iShares Russell 2000 Index Fund               3,695     356,013
                                                      ----------
 Total Unit Investment Trust
 (cost $309,206)                                         356,013
                                                      ----------
                                          PRINCIPAL      VALUE
SHORT-TERM INVESTMENTS(3) - 19.58%
VARIABLE RATE DEMAND NOTES(1) - 13.26%
 American Family (1.653% due 12/31/31)   $  855,055  $   855,055
 Firstar Bank (1.675% due 12/31/31)         442,942      442,942
 Wisconsin Corp Central Credit Union
 (1.595% due 12/31/31)                      561,542      561,542
 Wisconsin Electric
 (1.653% due 12/31/31)                      992,923      992,923
                                                      ----------
                                                       2,852,462
                                                      ----------
U.S. TREASURY BILL - 6.32%
 U.S. Treasury Bill
 (2.220% due 01/17/02)                    1,360,000    1,358,992
                                                      ----------
 Total  Short-Term Investments
 (cost $4,211,454)                                     4,211,454
                                                      ----------
TOTAL INVESTMENTS - 97.70%
 (cost $21,760,569)(2)                                21,009,262
                                                      ----------
OTHER ASSETS AND LIABILITIES(3) - 2.30%                  493,795
                                                      ----------
TOTAL NET ASSETS - 100%                              $21,503,057
                                                     ===========

______________
*Non-income producing

(1) Interest rates vary periodically based on current market rates. Rates shown are as of December 31, 2001. The maturity shown for each variable rate demand note is the later of the next scheduled interest adjustment date or the date on which principal can be recovered through demand. Information shown is as of December 31, 2001.

(2) For federal income tax purposes, cost is $21,715,882 and gross unrealized appreciation and depreciation of securities as of December 31, 2001 was $2,894,440 and ($3,601,060),
    respectively.


(3) Securities and other assets with an aggregate value of $4,648,350 have been segregated with the custodian or designated to cover margin requirements for the open futures contracts as of December 31, 2001:

                                            Unrealized
                                           Appreciation/
 Type                       Contracts     (Depreciation)
--------------------------------------------------------
Russell 2000 Index (3/02)     19            $114,725

SUMMIT MUTUAL FUNDS, INC. - PINNACLE SERIES
NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2001

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Summit Mutual Funds, Inc., (the "Fund"), is registered under the Investment Company Act of 1940, as amended, as a no-load, diversified, open-end management investment company. The Fund is offered in two series, the Pinnacle Series and the Apex Series. The results of the Pinnacle Series (the "Series") are presented herein. The shares of the Series are sold only to insurance companies and their separate accounts to fund the benefits under certain variable insurance products. The results of the Series presented exclude the additional fees and expenses of variable annuity or variable life insurance contracts. The Series' shares are offered in seven different portfolios - Zenith Portfolio, Bond Portfolio, S&P 500 Index Portfolio, S&P MidCap 400 Index Portfolio, Balanced Index Portfolio, Nasdaq-100 Index Portfolio, and Russell 2000 Small Cap Index Portfolio (individually "Portfolio"). The Zenith Portfolio seeks long-term appreciation of capital by investing primarily in common stocks and other equity securities. The Bond Portfolio seeks a high level of current income as is consistent with reasonable investment risk by investing primarily in long-term, fixed-income, investment-grade corporate bonds. The S&P 500 Index Portfolio seeks investment results that correspond to the total return performance of U.S. common stocks, as represented in the Standard & Poor's 500 Index. The S&P MidCap 400 Index Portfolio seeks investment results that correspond to the total return performance of U.S. common stocks, as represented by the S&P MidCap 400 Index. The Balanced Index Portfolio seeks investment results, with respect to 60% of its assets, that correspond to the total return performance of U.S. common stocks, as represented by the S&P 500 Index and, with respect to 40% of its assets, that correspond to the total return performance of investment grade bonds, as represented by the Lehman Brothers Aggregate Bond Index. The Nasdaq-100 Index Portfolio seeks investment results that correspond to the investment performance of U.S. common stocks, as represented by the Nasdaq-100 Index. The Russell 2000 Small Cap Index Portfolio seeks investment results that correspond to the investment performance of U.S. common stocks, as represented by the Russell 2000 Index.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("generally accepted accounting principles") requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

SECURITIES VALUATION - Securities held in each Portfolio, except for money market instruments maturing in 60 days or less, are valued as follows: Securities traded on stock exchanges (including securities traded in both the over-the-counter market and on an exchange), or listed on the NASDAQ National Market System, are valued at the last sales price as of the close of the New York Stock Exchange on the day the securities are being valued, or, lacking any sales, at the closing bid prices. Securities traded only in the over-the-counter market are valued at the last bid price, as of the close of trading on the New York Stock Exchange, quoted by brokers that make markets in the securities. Other securities for which market quotations are not readily available are valued at fair value as determined in good faith under procedures adopted by the Board of Directors. Money market instruments with a remaining maturity of 60 days or less held in each Portfolio are valued at amortized cost which approximates market.

SECURITIES TRANSACTIONS AND INVESTMENT INCOME - Securities transactions are recorded on the trade date (the date the order to buy or sell is executed). Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. All amortization of discount and premium is recognized currently under the effective interest method. Gains and losses on sales of investments are calculated on the identified cost basis for financial reporting and tax purposes.

FEDERAL TAXES - It is the intent of the Fund to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net investment income and any net realized capital gains. Regulated investment companies owned by the segregated asset accounts of a life insurance company, held in connection with variable annuity contracts, are exempt from excise tax on undistributed income. Therefore, no provision for income or excise taxes has been recorded. The Bond Portfolio has a capital loss carry forward of $5,270,455 which can be carried forward through 2009. The Zenith Portfolio, Balanced Index Portfolio, and Nasdaq-100 Index Portfolio have a capital loss carry forward of $1,312,857, $75,162, and $2,524,035, respectively, which can be carried forward through 2009.

SUMMIT MUTUAL FUNDS, INC. - PINNACLE SERIES
NOTES TO FINANCIAL STATEMENTS

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES (Continued)

DISTRIBUTIONS - Distributions from net investment income in all fixed income Portfolios generally are declared and paid quarterly. Equity Portfolios generally declare and pay dividends annually. Net realized capital gains are distributed periodically, no less frequently than annually. Distributions are recorded on the ex-dividend date. All distributions are reinvested in additional shares of the respective Portfolio at the net asset value per share.

The amount of distributions are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as distributions in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital.

EXPENSES - Allocable expenses of the Fund are charged to each Portfolio based on the ratio of the net assets of each Portfolio to the combined net assets of the Fund. Nonallocable expenses are charged to each Portfolio based on specific identification.

FOREIGN CURRENCY - The Fund's accounting records are maintained in U.S. dollars. All Portfolios may purchase foreign securities within certain limitations set forth in the Prospectus. Amounts denominated in or expected to settle in foreign currencies are translated into U.S. dollars at the spot rate at the close of the London Market. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the underlying fluctuation in the securities resulting from market prices. All are included in net realized and unrealized gain or loss for investments.

ADOPTION OF NEW AUDIT GUIDE - The Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies, effective January 1, 2001, including the amortization of premiums and accretion of discounts. The adoption of this Guide had no effect in the Series' financial statements as of December 31, 2001.

NOTE 2 - TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISORY FEES - The Fund pays investment advisory fees to Summit Investment Partners, Inc. (the "Adviser"), formerly known as Carillon Advisers, Inc., under terms of an Investment Advisory Agreement (the "Agreement"). Certain officers and directors of the Adviser are affiliated with the Fund. The Fund pays the Adviser, as full compensation for all services and facilities furnished, a monthly fee computed separately for each Portfolio on a daily basis, at an annual rate, as follows:

  (a) for the Zenith Portfolio - .64% of the current net asset value.

  (b) for the Bond Portfolio - .47% of the current net asset value.

  (c) for the S&P 500 Index Portfolio - .30% of the current net asset value.

  (d) for the S&P MidCap 400 Index Portfolio - .30% of the current net asset value.

  (e) for the Balanced Index Portfolio - .30% of the current net asset value.

  (f) for the Nasdaq-100 Index Portfolio - .35% of the current net asset value.

  (g) for the Russell 2000 Small Cap Index Portfolio -
      .35% of the current net asset value.

The Agreement provides that if the total operating expenses of the Zenith or Bond Portfolios, exclusive of advisory fees and certain other expenses, for any fiscal quarter exceed an annual rate of 1% of the average daily net assets of the respective Portfolios, the Adviser will reimburse the Portfolio for such excess, up to the amount of the advisory fee for that year. The Adviser has agreed to pay other expenses of the S&P 500 Index Portfolio, the S&P MidCap 400 Index Portfolio, Balanced Index Portfolio, and the Nasdaq-100 Index Portfolio, other than the advisory fee for these Portfolios, to the extent that such expenses exceed 0.30% of their average annual net assets. The Adviser will pay any expenses of the Russell 2000 Small

SUMMIT MUTUAL FUNDS, INC. - PINNACLE SERIES
NOTES TO FINANCIAL STATEMENTS

NOTE 2 - TRANSACTIONS WITH AFFILIATES (continued)

Cap Index Portfolio, other than the advisory fee for that Portfolio, to the extent that such expenses exceed 0.40% of that Portfolio's average annual net asset. The Adviser agreed to reduce its fee from those shown above for a period of one year from May 1, 2000 by .03, .08 and .20 percentage points for the S&P 500 Index Portfolio, the Zenith Portfolio, and the Bond Portfolio, respectively, which expired on May 1, 2001.

ADMINISTRATION FEES - The Fund pays the Adviser to perform certain administration services. The Fund shall pay the Adviser as full compensation for all facilities and services furnished a fee computed separately for each portfolio of the Fund at an annual rate .10% of each portfolio's average annual net assets. The Adviser agreed to waive for a one year period ending November 9, 2002, (which cannot be amended or terminated) ..05% of the administration fee related to the S&P 500 Index, S&P MidCap 400 Index, Russell 2000 Small Cap, Nasdaq-100 Index and Balanced Index Portfolios. In addition, the Advisor has agreed to waive administration fees for the Bond Portfolio, as long as that Portfolio's total expense ratio exceeds .75%.

WAIVERS - As a result, for the period ended December 31, 2001, the Adviser waived the Zenith Portfolio $13,591, Bond Portfolio $19,998, S&P 500 Index Portfolio $17,488, S&P MidCap 400 Index Portfolio $1,432, Balanced Index Portfolio $942, Nasdaq-100 Index Portfolio $1,026, and Russell 2000 Small Cap Index Portfolio $1,444, and the Adviser reimbursed fees for the S&P MidCap 400 Index Portfolio $41,249, Balanced Index Portfolio $28,221, Nasdaq-100 Index Portfolio $33,036 and the Russell 2000 Small Cap Index Portfolio $59,196.

Summit Investment Partners, Inc. is a wholly-owned subsidiary of The Union Central Life Insurance Company ("Union Central").

DIRECTORS' FEES - Each director who is not affiliated with the Adviser receives fees from the Fund for service as a director. Members of the Board of Directors who are not affiliated with the Adviser are eligible to participate in a deferred compensation plan. The value of each director's deferred compensation account will increase or decrease at the same rate as if it were invested in shares of the Scudder Money Market Fund.

NOTE 3 - FUTURES CONTRACTS

S&P 500 Index Portfolio, S&P MidCap 400 Index Portfolio, Balanced Index Portfolio, Nasdaq-100 Index Portfolio, and Russell 2000 Small Cap Index Portfolio (collectively, the Index Portfolios) may enter into futures contracts that relate to securities in which it may directly invest and indices comprised of such securities and may purchase and write call and put options on such contracts. The Index Portfolios may invest up to 20% of their assets in such futures and/or options, except that until each Portfolio reaches $25 million (or $50 million in the case of the Russell 2000 Small Cap Index Portfolio and the Nasdaq-100 Index Portfolio), it may invest up to 100% in such futures and/or options. These contracts provide for the sale of a specified quantity of a financial instrument at a fixed price at a future date. When the Index Portfolios enter into a futures contract, they are required to deposit and maintain as collateral such initial margin as required by the exchange on which the contract is traded. Under terms on the contract, the Portfolios agree to receive from or pay to the broker an amount equal to the daily fluctuation in the value of the contract (known as the variation margin). The variation margin is recorded as unrealized gain or loss until the contract expires or is otherwise closed, at which time the gain or loss is realized. The Portfolios invest in futures as a substitute to investing in the common stock positions in the Index that they intend to match. The potential risk to the Index Portfolios is that the change in the value in the underlying securities may not correlate to the value of the contracts.

SUMMIT MUTUAL FUNDS, INC. - PINNACLE SERIES
NOTES TO FINANCIAL STATEMENTS

NOTE 4 - SUMMARY OF PURCHASES AND SALES OF INVESTMENTS

Purchases and sales of securities for the year ended December
31, 2001, excluding short-term obligations, are as follows:

                                                                             S&P
                                                              S&P 500      MidCap 400
                                  Zenith         Bond          Index         Index
                                 Portfolio     Portfolio     Portfolio     Portfolio
                                -----------   -----------   -----------   ----------
Total Cost of Purchases of:
Common Stocks                   $52,292,673   $      ----   $ 3,263,769   $ 9,897,368
U.S. Government Securities             ----	     5,319,549          ----          ----
Corporate Bonds                        ----	    16,843,460	          ----	          ----
                                -----------   -----------   -----------   -----------
                                $52,292,673   $22,163,009   $ 3,263,769   $ 9,897,368
                                ===========   ===========   ===========   ===========

Total Proceeds from Sales of:
Common Stocks                   $52,210,827   $      ----   $14,540,099   $ 3,097,418
U.S. Government Securities             ----     4,871,831          ----          ----
Corporate Bonds                        ----    11,324,830          ----          ----
                                -----------   -----------   -----------   -----------
                                $52,210,827   $16,196,661   $14,540,099   $ 3,097,418
                                ===========   ===========   ===========   ===========
                                                           Russell 2000
                                 Balanced      Nasdaq-100    Small Cap
                                   Index         Index         Index
                                 Portfolio     Portfolio     Portfolio
                                -----------   -----------   -----------
Total Cost of Purchases of:
Common Stocks                   $   125,229   $10,623,169   $ 7,679,321
U.S. Government Securities        2,774,625          ----          ----
Corporate Bonds                   1,564,527	          ----          ----
                                -----------   -----------   -----------
                                $ 4,464,381   $10,623,169   $ 7,679,321
                                ===========   ===========   ===========
Total Proceeds from Sales of:
Common Stocks                    $   58,681 $    501,172   $ 4,751,379
U.S. Government Securities        3,027,998         ----          ----
Corporate Bonds                   1,957,551         ----          ----
                                -----------   -----------   -----------
                                $ 5,044,230   $   501,172   $ 4,751,379
                                ===========   ===========   ===========

SUMMIT MUTUAL FUNDS, INC. - PINNACLE SERIES
NOTES TO FINANCIAL STATEMENTS

NOTE 5 - SHAREHOLDERS' MEETING (unaudited)

Summit Mutual Funds, Inc. held an annual meeting of share-holders on November 9, 2001. The election of all directors was submitted to the shareholders, along with certain other proposals. The results of the meeting are listed below.

Election of Directors - All Directors holding office at the time of the meeting were re-elected and two new Directors were elected. All will serve until their successors are elected and qualified.

Name                            Affirmative         Withheld
George M. Callard, M.D.         19,778,885.360     846,784.216
Theodore H. Emmerich            19,778,945.426     836,724.150
Yvonne L. Gray                  19,779,407.024     846,262.552
Charles W. McMahon              19,779,601.645     846,067.931
Jean Patrice Harrington, S.C.   19,762,632.662     863,036.914
David C. Phillips               19,799,315.789     826,353.787
Harry Rossi                     19,770,687.747     854,891.829
Mary W. Sullivan                19,792,565.401     833,104.175
Steven R. Sutermeister          19,799,315.789     826,353.787

Other Proposals:

Description                               Affirmative       Against      Abstained
-----------                             --------------  -------------  -------------
Ratify the appointment of the
 independent accountants.               19,400,546.121    488,398.848    736,724.607
                                        --------------  -------------  -------------
Amend Articles of Incorporation
 to permit splits & reverse stock        8,440,292.431  1,027,546.845  1,157,830.300
 splits.
                                        --------------  -------------  -------------
Amend fundamental investment
 restrictions to permit securities
 lending up to 33 1/3%.                 17,808,016.785  1,688,382.819  1,129,269.972
                                        --------------  -------------  -------------
Amend Advisory agreement to eliminate
 administrative duties & include them
 in a separate agreement:
     Bond                                2,479,525.557    151,658.754    310,983.116
     Zenith                              3,004,314.091    115,499.261    173,868.702
     S&P 500 Index                       5,436,910.347    279,440.856    412,392.669
     S&P MidCap 400 Index                2,030,313.526    109,752.916     21,773.107
     Balanced Index                      1,275,300.024    165,668.639     57,381.275
     Russell 2000 Small Cap Index        1,858,140.406     42,385.533    125,272.458
     Nasdaq-100 Index                    2,149,003.277    244,352.807    181,732.255
                                        --------------  -------------  -------------
Amend the Advisory agreement to
 eliminate breakpoints in the fees:
     Bond                                2,437,435.886    303,477.884    201,253.657
     Zenith                              2,875,186.220    200,688.539    217,807.295
                                        --------------  -------------  -------------
Amend fundamental investment
 restrictions to permit pledging,
 mortgaging, hypothecating, etc.
 of securities for indebtedness:
     Bond                                2,339,892.899    309,720.171    292,554.357
     Zenith                              2,905,356.455    173,813.309    214,512.290
     S&P 500 Index                       5,182,228.117    505,202.230    441,313.525
     S&P MidCap 400 Index                1,922,150.770    159,637.494     80,051.285
     Balanced Index                      1,246,194.903    152,640.797     99,514.238
                                        --------------  -------------  -------------

NOTE 6 - FINANCIAL HIGHLIGHTS

Computed on the basis of a share of capital stock outstanding throughout the period.

                                                    Zenith Portfolio
                                                 Year Ended December 31,
                                    -------------------------------------------------
                                     2001      2000       1999       1998       1997
                                    ------    ------     ------     ------     ------
Net Asset Value,
Beginning of period                 $15.12    $12.62     $14.89     $20.35     $19.45
                                    ------    ------     ------     ------     ------
Investment Activities:
Net investment income                  .28       .23        .10        .25        .23
Net realized and unrealized
      gains/(losses)                  1.41      2.48       (.05)     (2.80)      3.23
                                    ------    ------     ------     ------     ------
Total from Investment Activities      1.69      2.71        .05      (2.55)      3.46
                                    ------    ------     ------     ------     ------
Distributions:
Net investment income                 (.26)     (.21)      (.12)      (.23)      (.27)
In excess of net investment income     ---       ---        ---        ---        ---
Return of capital                      ---       ---        ---        ---        ---
Net realized gains                     ---       ---      (2.20)     (2.68)     (2.29)
                                    ------    ------     ------     ------     ------
Total Distributions                   (.26)     (.21)     (2.32)     (2.91)     (2.56)
                                    ------    ------     ------     ------     ------
Net Asset Value,
End of period                       $16.55    $15.12     $12.62     $14.89     $20.35
                                    ======    ======     ======     ======     ======

Total Return                         11.24%    21.79%      2.05%    (15.31%)    20.56%

Ratios/Supplemental Data:
Ratio of Expenses to
Average Net Assets - Net(1)            .81%      .73%       .69%       .62%       .62%

Ratio of Expenses to
Average Net Assets - Gross             .83%      .77%       .69%       .62%       .62%

Ratio of Net Investment
Income to Average Net Assets          1.74%     1.47%       .67%      1.41%      1.23%

Portfolio Turnover Rate             102.03%    81.95%     86.47%     62.50%     57.03%

Net Assets, End of Period (000's)   $54,562   $50,485   $124,444   $248,783   $335,627

____________________

(1) Net expenses represent gross expenses reduced by fees waived and/or reimbursed by the Adviser.

Computed on the basis of a share of capital stock outstanding throughout the period.

                                                    Bond Portfolio
                                                Year Ended December 31,
                                    -----------------------------------------------
                                     2001      2000      1999       1998      1997
                                    ------    ------    ------     ------    ------
Net Asset Value,
Beginning of period                 $ 9.46    $10.36    $11.13     $11.29    $10.91
                                    ------    ------    ------     ------    ------
Investment Activities:
Net investment income                  .63      1.04       .72        .77       .79
Net realized and unrealized
   gains/(losses)                      ---      (.39)     (.84)      (.05)      .37
                                    ------    ------    ------     ------    ------
Total from Investment Activities       .63       .65      (.12)       .72      1.16
                                    ------    ------    ------     ------    ------
Distributions:
Net investment income                 (.46)    (1.15)     (.65)      (.76)     (.72)
In excess of net investment income     ---      (.06)      ---        ---       ---
Return of capital                      ---      (.34)      ---        ---       ---
Net realized gains                     ---       ---       ---       (.12)     (.06)
                                    ------    ------    ------     ------    ------
Total Distributions                   (.46)    (1.55)     (.65)      (.88)     (.78)
                                    ------    ------    ------     ------    ------
Net Asset Value,
End of period                       $ 9.63    $ 9.46    $10.36     $11.13    $11.29
                                    ======    ======    ======     ======    ======
Total Return                          6.81%     7.40%    (1.11%)     6.52%    11.02%

Ratios/Supplemental Data:
Ratio of Expenses to
Average Net Assets-Net(1)             .79%       .61%      .60%       .58%      .60%

Ratio of Expenses to
   Average Net Assets-Gross           .87%       .68%      .60%       .58%      .60%

Ratio of Net Investment
Income to Average Net Assets          6.37%     6.85%     6.62%      6.84%     7.15%

Portfolio Turnover Rate              65.14%    60.19%    56.07%     67.57%   113.41%

Net Assets, End of Period (000's)   $29,147   $22,802   $98,428   $113,762   $99,89


_____________________

(1) Net expenses represent gross expenses reduced by fees waived and/or reimbursed by the Adviser.

Computed on the basis of a share of capital stock outstanding throughout the period.

                                                  S&P 500 Index Portfolio
                                                  Year Ended December 31,
                                    -------------------------------------------------
                                     2001       2000       1999       1998      1997
                                    ------     ------     ------     ------    ------
Net Asset Value,
Beginning of period                 $20.59     $23.12     $19.49     $15.74    $12.13
                                    ------     ------     ------     ------    ------
Investment Activities:
Net investment income                  .16        .21        .21        .20       .20
Net realized and unrealized
   gains/(losses)                    (2.43)     (2.35)      3.75       4.21      3.72
                                    ------     ------     ------     ------    ------
Total from Investment Activities     (2.27)     (2.14)      3.96       4.41      3.92
                                    ------     ------     ------     ------    ------
Distributions:
Net investment income                 (.11)      (.23)      (.19)      (.20)     (.21)
In excess of net investment income     ---        ---        ---        ---       ---
Return of capital                      ---        ---        ---        ---       ---
Net realized gains                   (3.18)      (.16)      (.14)      (.46)     (.10)
                                    ------     ------     ------     ------    ------
Total Distributions                  (3.29)      (.39)      (.33)      (.66)     (.31)
                                    ------     ------     ------     ------    ------
Net Asset Value,
End of period                       $15.03     $20.59     $23.12     $19.49    $15.74
                                    ======     ======     ======     ======    ======

Total Return                        (12.39%)    (9.32%)    20.52%     28.54%    32.72%

Ratios/Supplemental Data:
Ratio of Expenses to
Average Net Assets-Net(1)              .46%       .41%       .39%       .43%      .50%

Ratio of Expenses to
   Average Net Assets-Gross            .47%       .43%       .39%       .43%      .50%

Ratio of Net Investment
Income to Average Net Assets           .88%       .81%      1.10%      1.25%     1.48%

Portfolio Turnover Rate               3.30%     21.36%      3.45%      2.64%     9.06%

Net Assets, End of Period (000's)   $92,639   $114,103   $284,132   $131,345   $55,595

_____________________

(1) Net expenses represent gross expenses reduced by fees waived and/or reimbursed by the Adviser.

Computed on the basis of a share of capital stock outstanding throughout the period.

                                       S&P MidCap 400 Index Portfolio
                                                          Period from
                                        Year Ended       May 3, 1999(1)
                                       December 31,      to December 31,
                                     -------------       --------------
                                     2001      2000         1999
                                    ------    ------       ------
Net Asset Value,
Beginning of period                 $11.91    $11.04       $10.00
                                    ------    ------       ------
Investment Activities:
Net investment income                  .06       .22          .10
Net realized and unrealized
   gains/(losses)                     (.20)     1.44         1.01
                                    ------    ------       ------
Total from Investment Activities      (.14)     1.66         1.11
                                    ------    ------       ------
Distributions:
Net investment income                 (.04)     (.24)        (.07)
In excess of net investment income     ---       ---          ---
Return of capital                      ---       ---          ---
Net realized gains                   (2.39)     (.55)         ---
                                    ------    ------       ------
Total Distributions                  (2.43)     (.79)        (.07)
                                    ------    ------       ------
Net Asset Value,
End of period                       $ 9.34    $11.91       $11.04
                                    ======    ======       ======

Total Return                         (1.25%)   15.99%       11.14%

Ratios/Supplemental Data:
Ratio of Expenses to
Average Net Assets-Net(2)              .60%      .60%         .60%(3)
Ratio of Expenses to
   Average Net Assets-Gross            .82%      .77%         .69%(3)

Ratio of Net Investment
Income to Average Net Assets           .65%     1.44%        1.69%(3)

Portfolio Turnover Rate              18.57%   146.33%       47.55%(3)

Net Assets, End of Period (000's)   $20,588   $15,054      $23,963

_____________

(1)  Commencement of operations.
(2) Net expenses represent gross expenses reduced by fees waived and/or reimbursed by the Adviser.
(3)  Annualized.

Computed on the basis of a share of capital stock outstanding throughout the period.

                                        Balanced Index Portfolio

                                                         Period from
                                       Year Ended       May 3, 1999(1)
                                      December 31,      to December 31,
                                    ---------------     ---------------
                                     2001      2000         1999
                                    ------    ------       ------
Net Asset Value,
Beginning of period                 $ 9.61    $10.41       $10.00

Investment Activities:
   Net investment income               .22       .39          .18
Net realized and unrealized
   gains/(losses)                     (.63)     (.53)         .34
                                    ------    ------       ------
Total from Investment Activities      (.41)     (.14)         .52
                                    ------    ------       ------
Distributions:
Net investment income                 (.12)     (.46)        (.11)
In excess of net investment income     ---       ---          ---
Return of capital                      ---       ---          ---
Net realized gains                    (.31)     (.20)         ---
                                    ------    ------       ------
Total Distributions                   (.43)     (.66)        (.11)
                                    ------    ------       ------
Net Asset Value,
End of period                       $ 8.77    $ 9.61       $10.41
                                    ======    ======       ======
Total Return                         (4.38%)   (1.28%)       5.31%

Ratios/Supplemental Data:
Ratio of Expenses to
Average Net Assets-Net(2)              .60%      .60%         .47%(3)

Ratio of Expenses to
   Average Net Assets-Gross            .81%      .68%         .50%(3)

Ratio of Net Investment
Income to Average Net Assets          2.47%     2.95%        2.94%(3)

Portfolio Turnover Rate              35.84%     9.60%      141.58%(3)

Net Assets, End of Period (000's)   $13,004   $14,334      $55,708

______________

(1)  Commencement of operations.
(2) Net expenses represent gross expense reduced by fees waived and/or reimbursed by the Adviser.
(3)  Annualized.

Computed on the basis of a share of capital stock outstanding throughout the period.

                                        Nasdaq-100 Index Portfolio
                                                      Period from
                                       Year Ended   April 27, 2000(1)
                                      December 31,   to December 31,
                                      ------------  ----------------
                                          2001            2000
                                         ------          ------
Net Asset Value,
Beginning of period                      $ 6.67          $10.00
                                         ------          ------
Investment Activities:
Net investment income                       ---            (.01)
Net realized and unrealized
   gains/(losses)                         (2.21)          (3.32)
                                         ------          ------
Total from Investment Activities          (2.21)          (3.33)
                                         ------          ------
Distributions:
Net investment income                       ---             ---
In excess of net investment income          ---             ---
Return of capital                           ---             ---
Net realized gains                          ---             ---
                                         ------          ------
Total Distributions                         ---             ---
                                         ------          ------
Net Asset Value,
End of period                            $ 4.46          $ 6.67
                                         ======          ======

Total Return                             (33.13%)        (33.30%)

Ratios/Supplemental Data:
Ratio of Expenses to
Average Net Assets-Net(2)                   .65%            .64%(3)

Ratio of Expenses to
   Average Net Assets-Gross                 .97%            .88%(3)

Ratio of Net Investment
Income to Average Net Assets               (.21%)          (.17%)(3)

Portfolio Turnover Rate                    5.49%          14.69%(3)

Net Assets, End of Period (000's)        $14,560          $8,577

_____________

(1)  Commencement of operations.
(2) Net expenses represent gross expenses reduced by fees waived and/or reimbursed by the Adviser.
(3)  Annualized.

Computed on the basis of a share of capital stock outstanding throughout the period.

                                          Russell 2000 Small Cap
                                             Index Portfolio
                                                       Period from
                                       Year Ended   April 27, 2000 (1)
                                      December 31,    to December 31,
                                      ------------   ----------------
                                          2001            2000
                                         ------          ------
Net Asset Value,
Beginning of period                      $ 9.99          $10.00

Investment Activities:
Net investment income                       .08             .08
Net realized and unrealized
   gains/(losses)                          .07             (.04)
                                        ------           ------
Total from Investment Activities           .15              .04
                                        ------           ------
Distributions:
Net investment income                     (.09)            (.05)
In excess of net investment income         ---              ---
Return of capital                          ---              ---
Net realized gains                        (.43)             ---
                                        ------           ------
Total Distributions                       (.52)            (.05)
                                        ------           ------
Net Asset Value,
End of period                           $ 9.62           $ 9.99
                                        ======           ======
Total Return                              1.54%             .39%

Ratios/Supplemental Data:
Ratio of Expenses to
Average Net Assets-Net (2)                  .75%            .74%(3)

Ratio of Expenses to
Average Net Assets-Gross                   1.10%           1.35%(3)

Ratio of Net Investment
Income to Average Net Assets                .90%           1.11%(3)

Portfolio Turnover Rate                   32.70%          82.19%(3)

Net Assets, End of Period (000's)        $21,503         $16,105

_____________

(1)  Commencement of operations.
(2) Net expenses represent gross expenses reduced by fees waived and/or reimbursed by the Adviser.
(3)  Annualized.

SUMMIT MUTUAL FUNDS, INC. - PINNACLE SERIES
INDEPENDENT AUDITORS' REPORT

To the Board of Directors and Shareholders of Summit Mutual Funds, Inc. - Pinnacle Series

We have audited the accompanying statements of assets and liabilities of Summit Mutual Funds, Inc. - Pinnacle Series (the "Funds"), comprising the Zenith Portfolio, Bond Portfolio, S&P 500 Index Portfolio, S&P MidCap 400 Index Portfolio, Balanced Index Portfolio, Nasdaq-100 Index Portfolio, and Russell 2000 Small Cap Index Portfolio, including the schedules of investments, as of December 31, 2001, and the related statements of operations, changes in net assets, and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2001, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Summit Mutual Funds, Inc.
- Pinnacle Series as of December 31, 2001, the results of their operations, the changes in their net assets, and the financial highlights for the respective stated periods, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Chicago, Illinois
February 8, 2002

[Statement of Additional Information for Summit EAFE
International Index Portfolio follows.]

                 SUMMIT MUTUAL FUNDS, INC.
                  Summit Pinnacle Series


             STATEMENT OF ADDITIONAL INFORMATION

EAFE INTERNATIONAL INDEX PORTFOLIO

May 1, 2002

This Statement of Additional Information regarding one of the twenty-three funds of Summit Mutual Funds, Inc. ("Summit Mutual Funds") is not a prospectus. Much of the information contained in this Statement of Additional Information expands upon subjects discussed in the Prospectus. Accordingly, this Statement should be read in conjunction with Summit Mutual Funds' current Prospectus for the EAFE International Index Portfolio ("Fund"), dated May 1, 2002, which may be obtained by calling Summit Mutual Funds, c/o Firstar Mutual Fund Services, LLC, (888) 259-7565, or by writing Summit Mutual Funds, c/o Firstar Mutual Fund Services, LLC, at P.O. Box 701, Milwaukee, WI 53201-0701.

Summit Mutual Funds is an open-end management investment company.


                      TABLE OF CONTENTS
                                                       Page
Investment Policies (5) . . . . . . . . . . . . . . . . . 2
  Money Market Instruments, Other Securities
       and Investment Techniques. . . . . . . . . . . . . 2
  Investments in Foreign Securities . . . . . . . . . . . 4
  Futures Contracts . . . . . . . . . . . . . . . . . . . 6
Options . . . . . . . . . . . . . . . . . . . . . . . . . 9
  Lending Portfolio Securities. . . . . . . . . . . . . .12
Investment Restrictions . . . . . . . . . . . . . . . . .12
Portfolio Turnover. . . . . . . . . . . . . . . . . . . .15
Management of the Fund (9). . . . . . . . . . . . . . . .16
  Directors and Officers  . . . . . . . . . . . . . . . .16
  Investment Adviser  . . . . . . . . . . . . . . . . . .19
  Payment of Expenses . . . . . . . . . . . . . . . . . .20
  Advisory Fee. . . . . . . . . . . . . . . . . . . . . .20
  Investment Advisory Agreement
    and Administrative Services Agreement . . . . . . . .20
  Investment Subadvisory Agreement. . . . . . . . . . . .21
  Service Agreement . . . . . . . . . . . . . . . . . . .21
  Securities Activities of Adviser. . . . . . . . . . . .22
  Code of Ethics. . . . . . . . . . . . . . . . . . . . .22
Determination of Net Asset Value (10) . . . . . . . . . .22
Purchase and Redemption of Shares . . . . . . . . . . . .23
Taxes (11). . . . . . . . . . . . . . . . . . . . . . . .23
Fund Transactions and Brokerage . . . . . . . . . . . . .23
General Information (2) . . . . . . . . . . . . . . . . .24
  Capital Stock . . . . . . . . . . . . . . . . . . . . .24
  Voting Rights . . . . . . . . . . . . . . . . . . . . .25
  Additional Information. . . . . . . . . . . . . . . . .26
Independent Auditors. . . . . . . . . . . . . . . . . . .26
Appendix A: Disclaimer. . . . . . . . . . . . . . . . . .26

---------
( ) indicates page on which the corresponding section appears in the Prospectus.
---------------------------------------------------------------

SMFI  515PINNACLE EAFE 05/02

                     SUMMIT MUTUAL FUNDS, INC.
---------------------------------------------------------------

                        INVESTMENT POLICIES

The following specific policies supplement the Fund's
"Investment Objectives and Policies" set forth in the Prospectus.

Money Market Instruments, Other Securities and Investment
Techniques

The Fund may invest in money market instruments whose characteristics are consistent with the Fund's investment program and are described below unless explicitly excluded in the text.

Small Bank Certificates of Deposit. The Fund, may invest in certificates of deposit issued by commercial banks, savings banks, and savings and loan associations having assets of less than $1 billion, provided that the principal amount of such certificates is insured in full by the Federal Deposit Insurance Corporation ("FDIC"). The FDIC presently insures accounts up to $100,000, but interest earned above such amount is not insured by the FDIC.

Repurchase Agreements. A repurchase agreement is an instrument under which the purchaser (i.e., the Fund) acquires ownership of the obligation (the underlying security) and the seller (the "issuer" of the repurchase agreement) agrees, at the time of sale, to repurchase the obligation at a mutually agreed upon time and price, thereby determining the yield during the purchaser's holding period. This results in a fixed rate of return insulated from market fluctuations during such period. Repurchase agreements usually are for short periods, normally under one week, and are considered to be loans under the Investment Company Act of 1940. The Fund will not enter into a repurchase agreement which does not provide for payment within seven days if, as a result, more than 10% of the value of each Fund's net assets would then be invested in such repurchase agreements and other illiquid securities. The Fund will enter into repurchase agreements only where: (i) the underlying securities are of the type (excluding maturity limitations) which the Fund's investment guidelines would allow it to purchase directly, either in normal circumstances or for temporary defensive purposes; (ii) the market value of the underlying securities, including interest accrued, will at all times equal or exceed the value of the repurchase agreement; and
(iii) payment for the underlying security is made only upon physical delivery or evidence of book-entry transfer to the account of the custodian or a bank acting as agent. The investments by the Fund in repurchase agreements may at times be substantial when, in the view of the Adviser, unusual market, liquidity, or other conditions warrant.

If the issuer of the repurchase agreement defaults and does not repurchase the underlying security, the Fund might incur a loss if the value of the underlying security declines, and the Fund might incur disposition costs in liquidating the underlying security. In addition, if the issuer becomes involved in bankruptcy proceedings, the Fund may be delayed or prevented from obtaining the underlying security for its own purposes. In order to minimize any such risk, the Fund will only engage in repurchase agreements with recognized securities dealers and banks determined to present minimal credit risk by the Adviser, under the direction and supervision of the Board of Directors.

Reverse Repurchase Agreements
The Fund may enter into reverse repurchase agreements. Under reverse repurchase agreements, the Fund transfers possession of Fund securities to banks in return for cash in an amount equal to a percentage of the Fund securities' market value and agrees to repurchase the securities at a future date by repaying the cash with interest. The Fund retains the right to receive interest and principal payments from the securities while they are in the possession of the financial institutions. While a reverse repurchase agreement is in effect, the Custodian will segregate from other Fund assets an amount of cash or liquid high quality debt obligations equal in value to the repurchase price (including any accrued interest).

U.S. Government Obligations. Securities issued and guaranteed as to principal and interest by the United States Government include a variety of Treasury securities, which differ only in their interest rates, maturities and times of issuance. Treasury bills have a maturity of one year or less. Treasury notes have maturities of one to ten years at the time they are issued and Treasury bonds generally have a maturity of greater than ten years at the time they are issued.

Government Agency Securities. Government agency securities that are permissible investments consist of securities either issued or guaranteed by agencies or instrumentalities of the United States Government. Agencies of the United States Government which issue or guarantee obligations include, among others, Export-Import Banks of the United States, Farmers Home Administration, Federal Housing Administration, Government National Mortgage Association ("GNMA"), Maritime Administration, Small Business Administration and The Tennessee Valley Authority. Obligations of instrumentalities of the United States Government include securities issued or guaranteed by, among others, the Federal National Mortgage Association ("FNMA"), Federal Home Loan Banks, Federal Home Loan Mortgage Corporation ("FHLMC"), Federal Intermediate Credit Banks, Banks for Cooperatives, and the U.S. Postal Service. Some of these securities, such as those guaranteed by GNMA, are supported by the full faith and credit of the U.S. Treasury; others, such as those issued by The Tennessee Valley Authority, are supported by the right of the issuer to borrow from the Treasury; while still others, such as those issued by the Federal Land Banks, are supported only by the credit of the instrumentality. The Fund's primary usage of these types of securities will be GNMA certificates and FNMA and FHLMC mortgage-backed obligations which are discussed in more detail below.

Certificates of Deposit. The Fund may invest in certificates of deposit. Certificates of deposit are generally short-term, interest-bearing negotiable certificates issued by banks or savings and loan associations against funds deposited in the issuing institution.

Time Deposits.  The Fund may invest in time deposits.  Time
Deposits are deposits in a bank or other financial institution for a specified period of time at a fixed interest rate for which a negotiable certificate is not received.

Bankers' Acceptance. The Fund may invest in banker' acceptances. A bankers' acceptance is a time draft drawn on a commercial bank by a borrower usually in connection with an international commercial transaction (to finance the import, export, transfer or storage of goods). The borrower is liable for payment as well as the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date. Most acceptances have maturities of six months or less and are traded in secondary markets prior to maturity.

Commercial Paper. The Fund may invest in commercial paper. Commercial paper refers to short-term, unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is usually sold on a discount basis and has a maturity at the time of issuance not exceeding nine months.

Short Term Corporate Debt Securities. The Fund may invest in investment grade short term corporate debt securities with a remaining maturity of one year or less. Corporate debt securities with a remaining maturity of less than one year tend to become extremely liquid and are traded as money market securities. Such issues tend to have greater liquidity and considerably less market value fluctuations than longer-term issues.

When-issued and Delayed-delivery Securities. From time to time, in the ordinary course of business, the Fund may purchase securities on a when-issued or delayed-delivery basis, i.e., delivery and payment can take place a month or more after the date of the transactions. The securities so purchased are subject to market fluctuation and no interest accrues to the purchaser during this period. At the time the Fund makes the commitment to purchase securities on a when-issued or delayed-delivery basis, the Fund will record the transaction and thereafter reflect the value, each day, of such security in determining the net asset value of the Fund. At the time of delivery of the securities, the value may be more or less than the purchase price. The Fund will also establish a segregated account with the Summit Mutual Funds' custodian bank in which it will maintain cash or cash equivalents or other portfolio securities equal in value to commitments for such when-issued or delayed-delivery securities.

Equity Securities. The Fund may invest in equity securities without restriction.

Unit Investment Trusts. The Fund may invest in a unit investment trust ("UIT"), which is currently in existence or is created in the future, that is designed to track the performance of the Fund's underlying Index. While the investment objective of such a UIT is to provide investment results that generally correspond to the price and yield performance of the component common stocks of the EAFE Index, there can be no assurance that this investment objective will be met fully. As UITs are securities issued by an investment company, non-fundamental restriction (5) below restricts their purchases to 10% of the Fund's assets.

Investments in Foreign Securities
Emerging Markets. The economies, markets, and political structures of a number of the countries in which the Fund can invest do not compare favorably with the U.S. and other mature economies in terms of wealth and stability. Therefore, investments in these countries will be riskier and more subject to erratic and abrupt price movements. This is particularly true for emerging market nations.

Some economies are less well developed, overly reliant on particular industries, and more vulnerable to the ebb and flow of international trade, trade barriers, and other protectionist or retaliatory measures. Certain countries have histories of political instability and upheaval that could cause their governments to act in a detrimental or hostile manner toward private enterprise or foreign investment. Actions such as nationalizing a company or industry, expropriating assets, or imposing punitive taxes could have a severe effect on security prices and impair the Fund's ability to repatriate capital or income. Significant external risks, including war, currently affect some countries.

Additional factors which may influence the ability or willingness of a country to service debt include, but are not limited to, the country's cash flow situation, the availability of sufficient foreign exchange on the date payment is due, the relative size of the country's debt service burden to the economy as a whole, its government policy toward particular international agencies and any political restrictions that may be imposed.

American Depositary Receipts.   The Fund may invest in American
Depository Receipts. American Depositary Receipts ("ADRs") may be issued in sponsored or unsponsored programs. In sponsored programs, the issuer makes arrangements to have its securities traded in the form of ADRs; in unsponsored programs, the issuer may not be directly involved in the creation of the program. Although the regulatory requirements with respect to sponsored and unsponsored programs are generally similar, the issuers of unsponsored ADRs are not obligated to disclose material information in the United States and, therefore, such information may not be reflected in the market value of the ADRs.

European and Global Depository Receipts. The Fund may invest indirectly in securities of emerging market issuers through sponsored or unsponsored European Depositary Receipts ("EDRs") or Global Depositary Receipts ("GDRs"). EDRs represent securities of foreign issuers and are designed for use in European markets. GDRs represents ownership in a non-U.S. company's publicly traded securities that are traded on foreign stock exchanges or foreign over-the-counter markets. Holders of unsponsored EDRs or GDRs generally bear all the costs of such facilities and the depository of an unsponsored facility frequently is under no obligation to distribute investor communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts in respect of the deposited securities.

Foreign Exchange.    If a foreign country cannot generate
sufficient earnings from foreign trade to service its external debt, it may need to depend on continuing loans and aid from foreign governments, commercial banks, multilateral organizations, and inflows of foreign investment. The cost of servicing external debt will also generally be adversely affected by rising international interest rates because many external debt obligations bear interest at rates which are adjusted based upon international interest rates. The ability to service external debt will also depend on the level of the relevant government's international currency reserves and its access to foreign currencies. Currency devaluations may affect the ability of an obligor to obtain sufficient foreign currencies to service its external debt.

Foreign Currency Exchange Transactions.   The Fund may engage in
foreign currency exchange transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign exchange currency market, or on a forward basis to "lock in" the U.S. dollar price of the security. A forward foreign currency exchange contract (a "forward contract") involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are principally traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades. Forwards will be used primarily to adjust the foreign exchange exposure of the Fund with a view to protecting the portfolios from adverse currency movements, based on the Adviser's outlook. Forwards involve other risks, including, but not limited to, significant volatility in currency markets. In addition, currency movements may not occur exactly as the Adviser expected, so the use of forwards could adversely affect a Fund's total return.

The Fund may enter into forward foreign currency exchange contracts under the following circumstances. First, when the Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may desire to "lock in" the U.S. dollar price of the security. By entering into a forward contract for the purchase or sale, for a fixed amount of dollars, of the amount of foreign currency involved in the underlying security transactions, the Fund will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date the security is purchased or sold, and the date on which payment is made or received.

Second, when the Adviser believes that the currency of a particular foreign country may suffer or enjoy a substantial movement against another currency, it may enter into a forward contract to sell or buy the amount of the former foreign currency, approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency. Alternatively, where appropriate, the Fund may hedge all or part of its foreign currency exposure through the use of a basket of currencies or a proxy currency where such currency or currencies act as an effective proxy for other currencies. In such a case, the Fund may enter into a forward contract where the amount of the foreign currency to be sold exceeds the value of the securities denominated in such currency. The use of this basket hedging technique may be more efficient and economical than entering into separate forward contracts for each currency held in the Fund. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. The projection of short-term currency market movement is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. The Adviser does not intend to enter into such forward contracts under this second circumstance if, as result, the Fund will have more than 20% of the value of its net assets committed to the consummation of such contracts.

Other than as set forth above, and immediately below, the Fund will not enter into such forward contracts or maintain a net exposure to such contracts where the consummation of the contracts would obligate the Fund to deliver an amount of foreign currency in excess of the value of the Fund's portfolio securities or other assets denominated in that currency. The Fund, however, in order to avoid excess transactions and transaction costs, may maintain a net exposure to forward contracts in excess of the value of the Fund's portfolio securities or other assets to which the forward contracts relate (including accrued interest to the maturity of the forward on such securities), provided the excess amount is "covered" by liquid, high-grade debt securities, denominated in any currency, at least equal at all times to the amount of such excess. For these purposes "the securities or other assets to which the forward contract relate" may be securities or assets denominated in a single currency, or where proxy forwards are used, securities denominated in more than one currency. Under normal circumstances, consideration of the prospect for currency parities will be incorporated into the longer term investment decisions made with regard to overall diversification strategies. However, the Adviser believes that it is important to have the flexibility to enter into such forward contracts when it determines that the best interests of the Fund will be served. At the maturity of a forward contract, the Fund may either sell the portfolio security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an "offsetting" contract obligating it to purchase, on the same maturity date, the same amount of the foreign currency. It is often not possible to effectively hedge the currency risk associated with emerging market nation debt securities because their currency markets are not sufficiently developed.

As indicated above, it is impossible to forecast with absolute precision the market value of portfolio securities at the expiration of the forward contract. Accordingly, it may be necessary for the Fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency the Fund is obligated to deliver. However, as noted, in order to avoid excessive transactions and transaction costs, the Fund may use liquid securities, denominated in any currency, to cover the amount by which the value of a forward contract exceeds the value of the securities to which it relates.

If the Fund retains the portfolio security and engages in an offsetting transaction, the Fund will incur a gain or a loss (as described below) to the extent that there has been movement in forward contract prices. If the Fund engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the foreign currency. Should forward prices decline during the period between the Fund's entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the Fund will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Fund will suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

Foreign Markets.   Delays in settlement which may occur in
connection with transactions involving foreign securities could result in temporary periods when a portion of the assets of the Fund is uninvested and no return is earned thereon. The inability of the Fund to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result in losses to the Fund due to subsequent declines in values of the portfolio securities or, if the Fund has entered into a contract to sell the security, possible liability to the purchaser. Certain foreign markets, especially emerging markets, may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. The Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to the portfolio of any restrictions on investments.

Foreign Securities. The Fund may invest 100% of its net assets in foreign securities. Because the Fund may invest in foreign securities, investments in the Fund involve risks that are different in some respects from investments in a fund which invests only in debt obligations of U.S. domestic issuers. Foreign investments may be affected favorably or unfavorably by changes in currency rates and exchange control regulations. There may be less publicly available information about a foreign company than about a U.S. company, and foreign companies may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those applicable to U.S. companies. There may be less governmental supervision of securities markets, brokers and issuers of securities. Securities of some foreign companies are less liquid or more volatile than securities of U.S. companies, and foreign brokerage commissions and custodian fees are generally higher than in the United States. Settlement practices may include delays and may differ from those customary in U.S. markets. Investments in foreign securities may also be subject to other risks different from those affecting U.S. investments, including local political or economic developments, expropriation or nationalization of assets, restrictions on foreign investment and repatriation of capital, imposition of withholding taxes on dividend or interest payments, currency blockage (which would prevent cash from being brought back to the United States), and difficulty in enforcing legal rights outside the United States.

Futures Contracts
For hedging purposes, including protecting the price or interest rate of securities that the Fund intends to buy, the Fund may enter into futures contracts that relate to securities in which it may directly invest and indices comprised of such securities and may purchase. As a temporary investment strategy, until the Fund reaches $50 million in net assets, the Fund may invest up to 100% of its assets in such futures and/or options contracts. Thereafter, the Fund may invest up to 20% of the Fund's assets in such futures and/or options contracts. The Fund does not intend to enter into futures contracts that are not traded on exchanges or boards of trade.

A financial futures contract is a contract to buy or sell a specified quantity of financial instruments such as U.S. Treasury bills, notes and bonds, commercial paper and bank certificates of deposit or the cash value of a financial instrument index at a specified future date at a price agreed upon when the contract is made. A stock index futures contract is a contract to buy or sell specified units of a stock index at a specified future date at a price agreed upon when the contract is made. The value of a unit is based on the current value of the contract index. Under such contracts no delivery of the actual stocks making up the index takes place. Rather, upon expiration of the contract, settlement is made by exchanging cash in an amount equal to the difference between the contract price and the closing price of the index at expiration, net of variation margin previously paid.

Substantially all futures contracts are closed out before settlement date or called for cash settlement. A futures contract is closed out by buying or selling an identical offsetting futures contract. Upon entering into a futures contract, the Fund is required to deposit an initial margin with the Custodian for the benefit of the futures broker. The initial margin serves as a "good faith" deposit that the Fund will honor their futures commitments. Subsequent payments (called "variation margin") to and from the broker are made on a daily basis as the price of the underlying investment fluctuates. In the event of the bankruptcy of the futures broker that holds margin on behalf of the Fund, the Fund may be entitled to return of margin owed to it only in proportion to the amount received by the broker's other customers. The Adviser will attempt to minimize this risk by monitoring the creditworthiness of the futures brokers with which the Fund does business.

Because the value of index futures depends primarily on the value of their underlying indexes, the performance of the broad-based contracts will generally reflect broad changes in common stock prices. However, because the Fund may not be invested in precisely the same proportion as an Index, it is likely that the price changes of the Fund's index futures positions will not match the price changes of the Fund's other investments.

Options on futures contracts give the purchaser the right to assume a position at a specified price in a futures contract at any time before expiration of the option contract.

The Fund will enter into futures contracts which are traded on national futures exchanges and are standardized as to maturity date and underlying financial instrument. The principal financial futures exchanges in the United States are the Board of Trade of the City of Chicago, the Chicago Mercantile Exchange, the New York Futures Exchange and the Kansas City Board of Trade. Futures exchanges and trading in the United States are regulated under the Commodity Exchange Act by the Commodity Futures Trading Commission ("CFTC"). Although techniques other than the sale and purchase of futures contracts could be used for the above-referenced purposes, futures contracts offer an effective and relatively low cost means of implementing the Funds' objectives in these areas.

Regulatory Limitations. The Fund will engage in transactions in futures contracts and options thereon only for bona fide hedging, risk management and other permissible purposes, in each case in accordance with the rules and regulations of the CFTC, and not for speculation.

In instances involving the purchase of futures contracts or call options thereon or the writing of put options thereon by the Fund, an amount of cash, U.S. Government securities or other liquid securities, equal to the market value of the futures contracts and options thereon (less any related margin deposits), will be deposited in a segregated account with the Fund's custodian to cover the position, or alternative cover will be employed thereby insuring that the use of such futures contracts and options is unleveraged.

In addition, CFTC regulations may impose limitations on the Fund's ability to engage in certain yield enhancement and risk management strategies. If the CFTC or other regulatory authorities adopt different (including less stringent) or additional restrictions, the Fund would comply with such new restrictions.

SPECIAL RISKS OF FUTURES CONTRACTS

Volatility And Leverage. The prices of futures contracts are volatile and are influenced, among other things, by actual and anticipated changes in the market and interest rates, which in turn are affected by fiscal and monetary policies and national and international policies and economic events.

Most United States futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the minimum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of futures contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

Because of the low margin deposits required, futures trading involves an extremely high degree of leverage. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss, as well as gain, to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit, if the contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. However, the Fund would presumably have sustained comparable losses if, instead of the futures contract, it had invested in the underlying instrument and sold it after the decline. Furthermore, in the case of a futures contract purchase, in order to be certain that the Fund has sufficient assets to satisfy its obligations under a futures contract, the Fund earmarks to the futures contract money market instruments equal in value to the current value of the underlying instrument less the margin deposit.

Liquidity.   The Fund may elect to close some or all of its
futures positions at any time prior to their expiration. The Fund would do so to reduce exposure represented by long futures positions or increase exposure represented by short futures positions. The Fund may close its positions by taking opposite positions which would operate to terminate the Fund's position in the futures contracts. Final determinations of variation margin would then be made, additional cash would be required to be paid by or released to the Fund, and the Fund would realize a loss or a gain.

Futures contracts may be closed out only on the exchange or board of trade where the contracts were initially traded. Although the Fund intends to purchase or sell futures contracts only on exchanges or boards of trade where there appears to be an active market, there is no assurance that a liquid market on an exchange or board of trade will exist for any particular contract at any particular time. In such event, it might not be possible to close a futures contract, and in the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin. However, in the event futures contracts have been used to hedge the underlying instruments, the Fund would continue to hold the underlying instruments subject to the hedge until the futures contracts could be terminated. In such circumstances, an increase in the price of the underlying instruments, if any, might partially or completely offset losses on the futures contract. However, as described below, there is no guarantee that the price of the underlying instruments will in fact correlate with the price movements in the futures contract and thus provide an offset to losses on a futures contract.

Hedging Risk. A decision of whether, when, and how to hedge involves skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of unexpected market behavior, or market or interest rate trends. There are several risks in connection with the use by the Fund of futures contract as a hedging device. One risk arises because of the imperfect correlation between movements in the prices of the futures contracts and movements in the prices of the underlying instruments which are the subject of the hedge. The Adviser will, however, attempt to reduce this risk by entering into futures contracts whose movements, in its judgment, will have a significant correlation with movements in the prices of the Fund's underlying instruments sought to be hedged.

Successful use of futures contracts by the Fund for hedging purposes is also subject to the Adviser's ability to correctly predict movements in the direction of the market. It is possible that, when a Fund has sold futures to hedge its portfolio against a decline in the market, the index, indices, or underlying instruments on which the futures are written might advance and the value of the underlying instruments held in the Fund's portfolio might decline. If this were to occur, the Fund would lose money on the futures and also would experience a decline in value in its underlying instruments. However, while this might occur to a certain degree, the Adviser believes that over time the value of the Fund's portfolio will tend to move in the same direction as the market indices which are intended to correlate to the price movements of the underlying instruments sought to be hedged. It is also possible that if the Fund were to hedge against the possibility of a decline in the market (adversely affecting the underlying instruments held in its portfolio) and prices instead increased, the Fund would lose part or all of the benefit of increased value of those underlying instruments that it has hedged, because it would have offsetting losses in its futures positions. In addition, in such situations, if the Fund had insufficient cash, it might have to sell underlying instruments to meet daily variation margin requirements. Such sales of underlying instruments might be, but would not necessarily be, at increased prices (which would reflect the rising market). The Fund might have to sell underlying instruments at a time when it would be disadvantageous to do so.

In addition to the possibility that there might be an imperfect correlation, or no correlation at all, between price movements in the futures contracts and the portion of the portfolio being hedged, the price movements of futures contracts might not correlate perfectly with price movements in the underlying instruments due to certain market distortions. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors might close futures contracts through offsetting transactions which could distort the normal relationship between the underlying instruments and futures markets. Second, the margin requirements in the futures market are less onerous than margin requirements in the securities markets, and as a result the futures market might attract more speculators than the securities markets do. Increased participation by speculators in the futures market might also cause temporary price distortions. Due to the possibility of price distortion in the futures market and also because of the imperfect correlation between price movements in the underlying instruments and movements in the prices of futures contracts, even a correct forecast of general market trends by the Adviser might not result in a successful hedging transaction over a very short time period

Options
The Fund may enter into options on futures contracts that relate to securities in which it may directly invest and indices comprised of such securities and may purchase and write call and put options on such contracts. In addition, the Fund may write covered call options on any security in which it is eligible to invest.

As a writer of a call option, a Fund may terminate its obligation by effecting a closing purchase transaction. This is accomplished by purchasing an option of the same series as the option previously written. However, once the Fund has been assigned an exercise notice, the Fund will be unable to effect a closing purchase transaction. There can be no assurance that a closing purchase transaction can be effected when the Fund so desires.

The Fund will realize a profit from a closing transaction if the price of the transaction is less than the premium received from writing the option; the Fund will realize a loss from a closing transaction if the price of the transaction is more than the premium received from writing the option. Since the market value of call options generally reflects increases in the value of the underlying security, any loss resulting from the closing transaction may be wholly or partially offset by unrealized appreciation of the underlying security. Conversely, any gain resulting from the closing transaction may be wholly or partially offset by unrealized depreciation of the underlying security. The principal factors affecting the market value of call options include supply and demand, the current market price and price volatility of the underlying security, and the time remaining until the expiration date.

Although the Fund will write only options and options on futures contracts with respect to such securities which are traded on a national exchange or Board of Trade, there is no assurance that a liquid secondary market will exist for any particular option. In the event it is not possible to effect a closing transaction, the Fund will not be able to sell the underlying security, until the option expires or the option is exercised by the holder.

Possible reasons for the absence of a liquid secondary market on an exchange include the following: (a) insufficient trading interest in certain options; (b) restrictions on transactions imposed by an exchange; (c) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities; (d) inadequacy of the facilities of an exchange or the Clearing Corporation to handle trading volume; or (e) a decision by one or more exchanges to discontinue the trading of options or impose restrictions on types of orders. There can be no assurance that higher than anticipated trading activity or order flow or other unforeseen events might not at times render the trading facilities inadequate and thereby result in the institution of special trading procedures or restrictions which could interfere with the Fund's ability to effect closing transactions.

The Fund may write call options on futures contracts on the EAFE Index, or securities included therein, only for hedging purposes to protect the price of securities it intends to buy and when such transactions enable it to better meet its investment objectives. The Fund will not write options on futures contracts for speculative purposes.

A futures contract on a debt security is a binding contractual commitment which will result in an obligation to make or accept delivery, during a specified future time, of securities having standardized face value and rate of return. Selling a futures contract on debt securities (assuming a short position) would give the portfolio a legal obligation and right as seller to make future delivery of the security against payment of the agreed price.

Upon the exercise of a call option on a futures contract, the writer of the option (the Fund) is obligated to sell the futures contract (to deliver a long position to the option holder) at the option exercise price, which will presumably be lower than the current market price of the contract in the futures market. However, as with the trading of futures, most participants in the options markets do not seek to realize their gains or losses by exercise of their option rights. Instead, the holder of an option will usually realize a gain or loss by buying or selling an offsetting option at a market price that will reflect an increase or a decrease from the premium originally paid. Nevertheless, if an option on a futures contract written by the Fund is exercised, the Fund intends to either close out the futures contract by purchasing an offsetting futures contract, or deliver the underlying securities immediately, in order to avoid assuming a short position. There can be no assurance that the Fund will be able to enter into an offsetting transaction with respect to a particular contract at a particular time, but it may always deliver the underlying security.

As a writer of options on futures contracts, the Fund will receive a premium but will assume a risk of adverse movement in the price of the underlying futures contract. If the option is not exercised, the portfolio will gain the amount of the premium, which may partially offset unfavorable changes in the value of securities held in the Fund. If the option is exercised, the Fund might incur a loss in the option transaction which would be reduced by the amount of the premium it has received.

While the holder or writer of an option on a futures contract may normally terminate its position by selling or purchasing an offsetting option, the Fund's ability to establish and close out options positions at fairly established prices will be subject to the maintenance of a liquid market. The Fund will not write options on futures contracts unless, in the Adviser's opinion, the market for such options has sufficient liquidity that the risks associated with such options transactions are not at unacceptable levels.

Risks. While options will be sold in an effort to reduce certain risks, those transactions themselves entail certain other risks. Thus, while the Fund may benefit from the use of options, unanticipated changes in interest rates or security price movements may result in a poorer overall performance for the Fund than if it had not entered into any options transactions. The price of U.S. Treasury Securities futures are volatile and are influenced, among other things, by changes in prevailing interest rates and anticipation of future interest rate changes. The price of EAFE Index futures are also volatile and are influenced, among other things, by changes in conditions in the securities markets in general.

In the event of an imperfect correlation between a futures position (and a related option) and the portfolio position which is intended to be protected, the desired protection may not be obtained. The correlation between changes in prices of futures contracts and of the securities being hedged is generally only approximate. The amount by which such correlation is imperfect depends upon many different circumstances, such as variations in speculative market demand for futures and for debt securities (including technical influences in futures trading) and differences between the financial instruments being hedged and the instruments underlying the standard options on futures contracts available for trading.

Due to the imperfect correlation between movements in the prices of futures contracts and movements in the prices of the underlying debt securities, the price of a futures contract may move more than or less than the price of the securities being hedged. If the price of the future moves less than the price of the securities which are the subject of the hedge, the hedge will not be fully effective and if the price of the securities being hedged has moved in an unfavorable direction, the Fund would be in a better position than if it had not hedged at all. If the price of the futures moves more than the price of the security, the Fund will experience either a gain or loss on the option on the future which will not be completely offset by movements in the price of the securities which are the subject of the hedge.

The market prices of futures contracts and options thereon may be affected by various factors. If participants in the futures market elect to close out their contracts through offsetting transactions rather than meet margin deposit requirements, distortions in the normal relationship between the debt securities and futures markets could result. Price distortions could also result if investors in futures contracts make or take delivery of underlying securities rather than engage in closing transactions. This could occur, for example, if there is a lack of liquidity in the futures market. From the point of view of speculators, the deposit requirements in the futures markets are less onerous than margins requirements in the securities markets; accordingly, increased participation by speculators in the futures market could cause temporary price distortions. A correct forecast of interest rate trends by the adviser may still not result in a successful hedging transaction because of possible price distortions in the futures market and because of the imperfect correlation between movements in the prices of debt securities and movements in the prices of futures contracts. A well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends.

Limitations on the Use of Options on Futures. The Fund will only write options on futures that are traded on exchanges and are standardized as to maturity date and underlying financial instrument. The principal exchanges in the United States for trading options on Treasury Securities are the Board of Trade of the City of Chicago and the Chicago Mercantile Exchange. These exchanges and trading options on futures are regulated under the Commodity Exchange Act by the Commodity Futures Trading Commission ("CFTC").

It is the Fund's opinion that it is not a "commodity pool" as defined under the Commodity Exchange Act and in accordance with rules promulgated by the CFTC.

The Fund will not write options on futures contracts for which the aggregate premiums exceed 5% of the fair market value of the Fund's assets, after taking into account unrealized profits and unrealized losses on any such contracts it has entered into (except that, in the case of an option that is in-the-money at the time of purchase, the in-the-money amount generally may be excluded in computing the 5%).

All of the futures options transactions employed by the Fund will be BONA FIDE hedging transactions, as that term is used in the Commodity Exchange Act and has been interpreted and applied by the CFTC. To ensure that its futures options transactions meet this standard, the Fund will enter into such transactions only for the purposes and with the intent that CFTC has recognized to be appropriate.

Custodial Procedures and Margins. Summit Mutual Funds' Custodian acts as its escrow agent as to securities on which the Fund has written call options and with respect to margin which the Fund must deposit in connection with the writing of call options on futures contracts. The Clearing Corporation (CC) will release the securities or the margin from escrow on the expiration of the call, or when the Fund enters into a closing purchase transaction. In this way, assets of the Fund will never be outside the control of Summit Mutual Funds' custodian, although such control might be limited by the escrow receipts issued.

At the time the Fund sells a call option on a contract for future delivery of U.S. Treasury Securities ("Treasury futures contract"), it is required to deposit with its custodian, in an escrow account, a specified amount of cash or U.S. Government securities ("initial margin"). The account will be in the name of the CC. The amount of the margin generally is a small percentage of the contract amount. The margin required is set by the exchange on which the contract is traded and may be modified during the term of the contract. The initial margin is in the nature of a performance bond or good faith deposit, and it is released from escrow upon termination of the option assuming all contractual obligations have been satisfied. The Fund will earn interest income on its initial margin deposits.

In accordance with the rules of the exchange on which the option is traded, it might be necessary for the Fund to supplement the margin held in escrow. This will be done by placing additional cash or U.S. Government securities in the escrow account. If the amount of required margin should decrease, the CC will release the appropriate amount from the escrow account.

The assets in the margin account will be released to the CC only if the Fund defaults or fails to honor its commitment to the CC and the CC represents to the custodian that all conditions precedent to its right to obtain the assets have been satisfied.

Lending Portfolio Securities
The Fund may lend portfolio securities with a value up to 33 1/3% of its total assets. Such loans may be terminated at any time. The Fund will continuously maintain as collateral cash or obligations issued by the U.S. government, its agencies or instrumentalities in an amount equal to not less than 100% of the current market value (on a daily marked-to-market basis) of the loaned securities plus declared dividends and accrued interest. While portfolio securities are on loan, the borrower will pay the Fund any income accruing thereon, and the Fund may invest or reinvest the collateral (depending on whether the collateral is cash or U.S. Government securities) in portfolio securities, thereby earning additional income. Loans are typically subject to termination by the Fund in the normal settlement time, currently five business days after notice, or by the borrower on one day's notice. Borrowed securities must be returned when the loan is terminated. Any gain or loss in the market price of the borrowed securities which occurs during the term of the loan inures to the Fund and its shareholders. The Fund may pay reasonable finders', borrowers', administrative, and custodial fees in connection with a loan of its securities. The Adviser will review and monitor the creditworthiness of such borrowers on an ongoing basis.

                 INVESTMENT RESTRICTIONS

Summit Mutual Funds has adopted the following fundamental restrictions relating to the investment of assets of the funds and other investment activities. These are fundamental policies and may not be changed without the approval of holders of the majority of the outstanding voting shares of each fund affected (which for this purpose means the lesser of: [i] 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented, or [ii] more than 50% of the outstanding shares). A change in policy affecting only one fund may be effected with the approval of the majority of the outstanding voting shares of that fund only. Summit Mutual Funds' fundamental investment restrictions provide that no fund is allowed to:

(1) Issue senior securities (except that the Fund may borrow money as described in restriction [9] below).

(2) With respect to 75% of the value of its total assets, invest more than 5% of its total assets in securities
    (other than securities issued or guaranteed by the United States Government or its agencies or instrumentalities) of any one issuer.

(3) Purchase more than either: (i) 10% in principal amount of the outstanding debt securities of an issuer, or (ii) 10% of the outstanding voting securities of an issuer, except that such restrictions shall not apply to securities issued or guaranteed by the United States Government or its agencies or instrumentalities.

(4) Invest more than 25% of its total assets in the securities of issuers primarily engaged in the same industry. For purposes of this restriction, gas, gas transmission, electric, water, and telephone utilities each will be considered a separate industry.
    This restriction does not apply to obligations of banks or savings and loan associations or to obligations issued or guaranteed by the United
    States Government, its agencies or instrumentalities.

(5) Purchase or sell commodities, commodity contracts, or real estate, except that the Fund may purchase securities of issuers which invest or deal in any of the above, and except that the Fund may invest in securities that are secured by real estate. This restriction does not apply to obligations issued or guaranteed by the United States Government, its agencies or instrumentalities or to futures contracts or options purchased by the Fund in compliance with non-fundamental restrictions [7, 8, 10 and 11] below.

(6) Purchase any securities on margin (except that the Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities) or make short sales of securities or maintain a short position.

(7)Make loans, except through the purchase of obligations in private placements or by entering into repurchase agreements (the purchase of publicly traded obligations not being considered the making of a loan).

(8) Lend its securities, if, as a result, the aggregate of such loans would exceed one-third of the Portfolio's total assets.

(9) Borrow amounts in excess of 10% of its total assets, taken at market value at the time of the borrowing, and then only from banks (and by entering into reverse repurchase agreements) as a temporary measure for extraordinary or emergency purposes, or to meet redemption requests that might otherwise require the untimely disposition of securities, and not for investment or leveraging. The Fund will not purchase additional securities when money borrowed exceeds 5% of total assets. For purposes of this restriction, entering into futures contracts or reverse repurchase agreements will not be deemed a borrowing.

(10) Underwrite securities of other issuers except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933 in selling shares of the Fund and except as it may be deemed such in a sale of restricted securities.

(11) Invest more than 10% of its total assets in repurchase agreements maturing in more than seven days, "small bank" certificates of deposit that are not readily marketable, and other illiquid investments.

(12) Enter into reverse repurchase agreements if the total of such investments would exceed 5% of the total assets of the Fund.

Summit Mutual Funds has also adopted the following additional investment restrictions that are not fundamental and may be changed by the Board of Directors without shareholder approval.
Under these restrictions, no Fund may:

(1) Participate on a joint (or a joint and several) basis in any trading account in securities (but this does not prohibit the "bunching" of orders for the sale or purchase of Fund securities with the other funds or with other accounts advised or sponsored by the Adviser or any of its affiliates to reduce brokerage commissions or otherwise to achieve best overall execution).

(2) Purchase or retain the securities of any issuer, if, to the knowledge of the Fund, officers and directors of the Fund, the Adviser or any affiliate thereof each owning beneficially more than 1/2% of one of the securities of such issuer, own in the aggregate more than 5% of the securities of such issuer.

(3) Purchase or sell interests in oil, gas, or other mineral exploration or development programs, or real estate mortgage loans, except that the Fund may purchase securities of issuers which invest or deal in any of the above, and except that the Fund may invest in securities that are secured by real estate mortgages. This restriction does not apply to obligations or other securities issued or guaranteed by the United States Government, its agencies or instrumentalities.

(4) Invest in companies for the purpose of exercising control (alone or together with the other funds).

(5) Purchase securities of other investment companies with an aggregate value in excess of 5% of the Fund's total assets, except in connection with a merger, consolidation, acquisition or reorganization, or by purchase in the open market of securities of closed-end investment companies where no underwriter or dealer's commission or profit, other than customary broker's commission, is involved, or by purchase of UITs designed to track the EAFE Index and only if immediately thereafter not more than 10% of the Fund's total assets, taken at market value, would be invested in such securities.

Summit Mutual Funds has also adopted the following additional investment restrictions that are not fundamental and may be changed by the Board of Directors without shareholder approval.
Under these restrictions:

The Fund may not:

(6) Invest more than 20% of its assets in futures contracts and/or options on futures contracts, except as a temporary investment strategy until the Fund reaches
    $50 million in net assets, the Fund may invest up to 100% of its assets in such futures and/or options contracts.

(7) Invest in options unless no more than 5% of its assets is paid for premiums for outstanding put and call options (including options on futures contracts) and unless no more than 25% of the Fund's assets consist of collateral for outstanding options.

If a percentage restriction (for either fundamental or nonfundamental policies) is adhered to at the time of investment, a later increase or decrease in percentage beyond the specified limit resulting from a change in values of portfolio securities or amount of net assets shall not be considered a violation.

In addition to the investment restrictions described above, the Fund will comply with restrictions contained in any current insurance laws in order that the assets of life insurance company separate accounts may be invested in Fund shares.

                      PORTFOLIO TURNOVER

The annual rate of portfolio turnover is calculated by dividing the lesser of purchases or sales of Fund securities during the fiscal year by the monthly average of the value of the Fund's securities (excluding from the computation all securities, including options, with maturities at the time of acquisition of one year or less). A high rate of portfolio turnover generally involves correspondingly greater brokerage commission expenses, which must be borne directly by the Fund. Turnover rates may vary greatly from year to year as well as within a particular year and may also be affected by cash requirements for redemptions of the Fund's shares and by requirements which enable the Fund to receive certain favorable tax treatments.
The portfolio turnover rates will, of course, depend in large part on the level of purchases and redemptions of shares of the Fund. Higher portfolio turnover can result in corresponding increases in brokerage costs to the Fund and its shareholders. However, because rate of portfolio turnover is not a limiting factor, particular holdings may be sold at any time, if investment judgment or Fund operations make a sale advisable. The annual portfolio turnover rate of the Fund is expected to be 25%.

                  MANAGEMENT OF THE FUND
                  Directors and Officers
Independent Directors

                                     Term of                            Number of
                                      Office                            Portfolios
                                       and                               in Fund
                                      Length         Principal           Complex
                        Position(s)     of          Occupation           Overseen       Other
                          with the     Time           During                by       Directorships
Name, Address and Age       Fund      Served      Past Five Years        Director   Held by Director
---------------------    ---------   --------  ---------------------     --------   ----------------
George M. Callard, M.D.   Director   Director  Professor of Clinical        23      Health Alliance
2345 Bedford Avenue                  since     Surgery, University                  of Cincinnati
Cincinnati, Ohio 45208                1987     of Cincinnati
(Age 68)

Theodore H. Emmerich      Director   Director  Consultant; former Partner,  23      American Financial
1201 Edgecliff Place                 since     Ernst & Whinney,                     Group; former
Cincinnati, Ohio 45206               1987      Accountants                          Director, Summit
(75)                                                                                Investment Trust
                                                                                    (two Portfolios)

Yvonne L. Gray            Director   Director  Chief Operating Officer,     23
1400 Reading Road                    since     United Way and Community
Cincinnati, Ohio 45202               1999      Chest; prior thereto,
(50)                                           Vice President/ Trust
                                               Operations Officer,
                                               Fifth Third Bank; former
                                               Audit Manager, Price
                                               Waterhouse

Jean Patrice              Director   Director  Former Interim President,    23
Harrington, S.C.                     since     Cincinnati State Technical
3217 Whitfield Avenue                1986      and Community College;
Cincinnati, Ohio 45220                         Former Executive Director,
(79)                                           Cincinnati Youth
                                               Collaborative; President
                                               Emeritus (formerly,
                                               President) College of
                                               Mount St. Joseph

Charles W. McMahon        Director   Director  Retired Senior Vice          23
19 Iron Woods Drive                  since     President and Director,
Cincinnati, Ohio 45239               1991      The Union Central Life
(82)                                           Insurance Company ("Union
                                               Central")

David C. Phillips         Director   Director  Co-Founder and Treasurer,    23      Meridian
37 W. Seventh Street                 since     Cincinnati Works Inc.               Bioscience, Inc.
Suite 200                            2001      (Job Placement); prior
Cincinnati, Ohio 45202                         thereto, Chief Executive
(63)                                           Officer, Downtown
                                               Cincinnati Inc. (Economic
                                               revitalization of
                                               Cincinnati)

Mary W. Sullivan          Director   Director  Attorney, Peck, Shaffer &    23      Franklin Savings
5932 Muddy Creek Road                since     Williams LLP                         and Loan Co.
Cincinnati, Ohio 45233               2001
(45)

Interested Directors and Officers

                                     Term of                            Number of
                                      Office                            Portfolios
                                       and                               in Fund
                                      Length         Principal           Complex
                        Position(s)     of          Occupation           Overseen       Other
                          with the     Time           During                by       Directorships
Name, Address and Age       Fund      Served      Past Five Years        Director   Held by Director
---------------------    ---------   --------  ---------------------     --------   ----------------

Harry Rossi*              Director   Director  Director Emeritus, Union     23      Carillon
8548 Wyoming Club Drive              since     Central; former Chairman,            Investments, Inc.
Cincinnati, Ohio 45215               1992      President and Chief
(82)                                           Executive Officer, Union
                                               Central, and Director
                                               Adviser

Steven R. Sutermeister*   Director,  Director  Senior Vice President,       23      Carillon
312 Elm Street            President  since     Union Central; President             Investments, Inc.;
Suite 2525                and Chief  1999      and Chief Executive                  Summit Investment
Cincinnati, OH 45202      Executive            Officer, Adviser.                    Partners, Inc.
(48)

John F. Labmeier          Vice       Officer   Vice President, Associate    NA      NA
1876 Waycross Road        President  since     General Counsel and
Cincinnati, OH 45240      and        1990      Assistant Secretary,
(53)                      Secretary            Union Central; Vice
                                               President and Secretary,
                                               Carillon Investments,
                                               Inc.; Secretary, Adviser

Thomas G. Knipper         Controller Officer   Treasurer, Adviser           NA      NA
312 Elm Street            and        since
Suite 2525                Treasurer  1995
Cincinnati, OH 45202
(44)

John M. Lucas             Assistant  Officer   Second Vice President,       NA      NA
1876 Waycross Road        Secretary  since     Counsel and Assistant
Cincinnati, OH 45240                 1990      Secretary, Union Central
(50)


* Messrs. Rossi and Sutermeister are considered to be "interested persons" of the Fund (within the meaning of the Investment Company Act of 1940) because of their affiliation with the Adviser.

BOARD OF DIRECTORS
The business and affairs of Summit Mutual Funds are managed under the direction of the Board of Directors. All powers of Summit Mutual Funds are vested in, and may be exercised by or under the authority of the Board of Directors except as conferred on or reserved to the shareholders by the laws of the state of Maryland or Summit Mutual Funds' Articles of Incorporation or By-laws.

The Board has a standing audit committee, which consists of George M. Callard, M.D., Theodore H. Emmerich, Yvonne L. Gray, Jean Patrice Harrington, S.C., Charles W. McMahon, David C. Phillips and Mary W. Sullivan, each of whom is not an "interested person" of the Company as defined in the 1940 Act ("Independent Director(s)"). The purpose of the audit committee is to meet with the independent accountants and officers to review accounting principles used by Summit Mutual Funds, the adequacy of internal controls, the responsibilities and fees of the independent accountants, and other matters. During 2001, the audit committee held two meetings.

The Board has a standing nominating committee, which consists of George M. Callard, M.D., Yvonne L. Gray and Jean Patrice Harrington, S.C., each of whom is an Independent Director. The purpose of the nominating committee is to review and nominate candidates for positions as Directors to fill vacancies on the Board. During 2001, the nominating committee held one meeting. The nominating committee will consider Director candidates recommended in writing by shareholders. Recommendations should be addressed to Summit Mutual Funds, 312 Elm Street, Suite 2525, Cincinnati, Ohio 45202.

Directors owned outstanding shares of Summit Mutual Funds as follows:



                                                                     Aggregate Dollar Range
                                                                      of Equity Securities
                                                                  in ALL Registered Investment
                                 Dollar Range of Equity         Companies Overseen by Director in
Name of Director                 Securities in the Fund          Family of Investment Companies
----------------                 ----------------------         ---------------------------------
George M. Callard, M.D.                  none
Theodore H. Emmerich                     none
Yvonne L. Gray                           none
Jean Patrice Harrington, S.C.*           none
Charles W. McMahon            $1-$10,000 (Money Market Fund)                  $1-$10,000
David C. Phillips                        none
Harry Rossi                              none
Mary W. Sullivan              $1-$10,000 (Everest Fund)                       $1-10,000
Steven R. Sutermeister        $1-$10,000 (Nasdaq-100 Index Fund)              over $100,000
                              $1-$10,000 (Russell 2000 Small Cap Index Fund)
                              $10,001-$50,000 (EAFE International Index Fund)
                              $10,001-$50,000 (Everest Fund)
                              $10,001-$50,000 (S&P 500 Index Fund)
                              $10,001-$50,000 (S&P MidCap 400 Index Fund)
                              over $100,000 (Money Market Fund)


* The religious order to which Jean Patrice Harrington, S.C.
belongs has purchased shares of the Total Social Impact Fund in the $1-$10,000 range.

As of the date of this Statement of Additional Information, no officers or directors of Summit Mutual Funds owned more than 5% of any of the outstanding shares of Summit Mutual Funds. Directors who are not officers or employees of Union Central or Adviser are paid a fee plus actual out-of-pocket expenses by Summit Mutual Funds for each meeting of the Board of Directors attended. Total fees and expenses incurred for 2001 were $130,300.

As of December 31, 2001, no Director owned beneficially or of record any securities of the investment adviser or principal underwriter of Summit Mutual Funds, or a person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with an investment adviser of principal underwriter of Summit Mutual Funds.

A former executive of Union Central, Director Charles W. McMahon receives retirement benefits from Union Central's qualified defined benefit pension plan. During the two year period ended December 31, 2001, the total benefits Mr. McMahon received from Union Central's pension plan amounted to $80,567.04.


                        Compensation Table

           (1)                    (2)           (3)            (4)             (5)
                                             Pension or                       Total
                                             Retirement                    Compensation
                                              Benefits       Estimated       From Fund
                                Aggregate    Accrued as       Annual         and Fund
                              Compensation  Part of Fund   Benefits Upon   Complex Paid
Name of Person, Position        From Fund      Expenses      Retirement    to Directors
------------------------      ------------  ------------   -------------   ------------
George M. Callard, M.D.*        $18,000         -               -           $18,000
Director
Theodore H. Emmerich            $19,100         -               -           $19,100
Director
Yvonne L. Gray                  $19,100         -               -           $19,100
Director
Jean Patrice Harrington, S.C.   $19,800         -               -           $19,800
Director
Charles W. McMahon*             $18,000         -               -           $18,000
Director
David C. Phillips                $3,500         -               -            $3,500
Director
Harry Rossi                       N/A          N/A             N/A            N/A
Director
Mary W. Sullivan                 $3,500         -               -            $3,500
Director
Steven R. Sutermeister            N/A          N/A             N/A            N/A
Director


* Messrs. Callard and McMahon have deferred their compensation in past years. As of December 31, 2001, the total amount deferred, including interest, was as follows: Dr. Callard -
$113,849; Mr. McMahon - $32,929.

Investment Adviser
The Fund has entered into an Investment Advisory Agreement ("Agreement") with Summit Investment Partners, Inc. ("Adviser"), whose principal business address is 312 Elm Street, Suite 1212, Cincinnati, Ohio 45202. The Adviser was incorporated under the laws of Ohio on August 18, 1986, and is a wholly-owned subsidiary of Union Central. Executive officers and directors of the Adviser who are affiliated with the Fund are Steven R. Sutermeister, Director, President and Chief Executive Officer; Thomas G. Knipper, Treasurer; and John F. Labmeier, Secretary.

Pursuant to the Agreement, the Fund has retained the Adviser to manage the investment of the Fund's assets, including the placing of orders for the purchase and sale of Portfolio securities. The Adviser is at all times subject to the direction and supervision of the Board of Directors of the Fund.

The Adviser continuously furnishes an investment program for each Portfolio, is responsible for the actual management of each Portfolio and has responsibility for making decisions to buy, sell or hold any particular security. The Adviser obtains and evaluates such information and advice relating to the economy, securities markets, and specific securities as it considers necessary or useful to continuously manage the assets of the Portfolios in a manner consistent with their investment objectives, policies and restrictions. The Adviser considers analyses from various sources, makes necessary investment decisions and effects transactions accordingly. The Adviser also performs certain administrative functions for the Fund.
The Adviser may utilize the advisory services of subadvisers for one or more of the Portfolios.

Payment of Expenses
The Fund has also entered into an Administrative Services Agreement with the Adviser in which the Adviser, at its expense, maintains certain of the Fund's books and records (other than those provided by Firstar Mutual Fund Services, LLC, by agreement) and furnishes such office space, facilities, equipment, and clerical help as the Fund may reasonably require in the conduct of business. In addition, the Adviser pays for the services of all executive, administrative, clerical, and other personnel, including officers of the Fund, who are employees of Union Central. Expenses not expressly assumed by the Adviser under the Agreement will be paid by the Fund.

Each Portfolio pays all other expenses incurred in its operation and a portion of Summit Mutual Funds' general administration expenses allocated on the basis of the asset size of the respective funds. Expenses other than the Adviser's fee that are borne directly and paid individually by a fund include, but are not limited to, brokerage commissions, dealer markups, expenses incurred in the acquisition of fund securities, transfer taxes, transaction expenses of the custodian, royalty or license fees, pricing services used by only one or more funds, and other costs properly payable by only one or more funds. Expenses which are allocated on the basis of size of the respective funds include custodian (portion based on asset size), dividend disbursing agent, transfer agent, bookkeeping services (except annual per fund base charge), pricing, shareholder's and directors' meetings, directors' fees, proxy statement and Prospectus preparation, registration fees and costs, fees and expenses of legal counsel not including employees of the Adviser, membership dues of industry associations, postage, insurance premiums including fidelity bond, and all other costs of Summit Mutual Funds' operation properly payable by Summit Mutual Funds and allocable on the basis of size of the respective funds. The Adviser will pay any expenses of the Fund, other than the advisory fees for the Fund, to the extent that such expenses exceed .69% of the Fund's net assets.

Depending on the nature of a legal claim, liability or lawsuit, litigation costs, payment of legal claims or liabilities and any indemnification relating thereto may be directly applicable to a fund or allocated on the basis of the size of the respective funds. The directors have determined that this is an appropriate method of allocation of expenses.

Advisory Fee
As full compensation for the services and facilities furnished to the Funds and expenses of the Funds assumed by the Adviser, the Funds pay the Adviser monthly compensation calculated daily as described on page 9 of the Prospectus.

Investment Advisory Agreement and Administrative Services
Agreement
The Investment Advisory Agreement was initially approved by Summit Mutual Funds' Board of Directors, including a majority of the directors who are not interested persons of the Adviser, on March 22, 1984. Unless earlier terminated as described below, the Agreement will continue in effect from year to year if approved annually: (a) by the Board of Directors of Summit Mutual Funds or by a majority of the outstanding shares of Summit Mutual Funds, including a majority of the outstanding shares of each fund; and (b) by a majority of the directors who are not parties to such contract or interested persons (as defined by the Investment Company Act of 1940) of any such party. The Agreement is not assignable and may be terminated without penalty by Summit Mutual Funds on 60 days notice, and by the Adviser on 90 days notice. On February 26, 2001 the Agreement was approved for continuance for one (1) year by the Board of Directors by unanimous vote of those present, including a majority of the directors who are not parties to such contract or interested persons of any such party.

At a shareholders' meeting on November 9, 2001, the shareholders approved an amendment to the Investment Advisory Agreement that eliminates certain administrative responsibilities enumerated in the Investment Advisory Agreement for all of the Portfolios and incorporates them into a separate administrative services agreement between the Fund and the Adviser. The Board of Directors previously approved the amendment on September 26, 2001.

Administrative responsibilities including:
* preparing, maintaining, analyzing and reporting on the Portfolios' expenses,
*  authorizing payment of Fund and Portfolio expenses,
*  coordinating completion of annual audits,
*  drafting semi-annual and annual financial statements,
*  preparing tax returns,
*  coordinating Board meetings,
*  preparing and filing reports to the SEC and states, and
* coordinating and managing procedures for compliance with federal and state regulations are now eliminated from the Investment Advisory Agreement. Those responsibilities are covered by a separate administrative services agreement between the Fund and the Adviser. A separate administrative service fee of 0.10% of average daily net assets on an annual basis, will be imposed for these services, reduced to 0.05% by a twelve-month noncancellable waiver for the Portfolio. Based upon information provided by management, the Board determined that the additional cost to the Portfolios is necessary to address the rising burden of administration relative to when the current arrangement was conceived in 1984. Also, Fund expense levels are anticipated to remain near or below comparable funds and industry averages

The Investment Advisory Agreement provides that the Adviser shall not be liable to Summit Mutual Funds or to any shareholder for any error of judgment or mistake of law or for any loss suffered by Summit Mutual Funds or by any shareholder in connection with matters to which the Investment Advisory Agreement relates, except a loss resulting from willful misfeasance, bad faith, gross negligence, or reckless disregard on the part of the Adviser in the performance of its duties thereunder. In the case of administration services, the Adviser will be held to the aforementioned standard of liability.

The Agreement in no way restricts the Adviser from acting as investment manager or adviser to others.

If the question of continuance of the Agreement (or adoption of any new Agreement) is presented to shareholders, continuance (or adoption) with respect to a Fund shall be effective only if approved by a majority vote of the outstanding voting securities of that Fund. If the shareholders of any one or more of the funds should fail to approve the Agreement, the Adviser may nonetheless serve as an adviser with respect to any fund whose shareholders approved the Agreement.

Investment Subadvisory Agreement
The agreement between the Adviser and World Asset Management, L.L.C. as subadviser for the Fund was last approved by the Summit Mutual Fund's Board of Directors on November 9, 2001, including an affirmative vote of a majority of the disinterested directors. Although the Fund is not a party to this Subadvisory Agreement, the Agreement provides that continuation and termination are subject to the same requirements as the Investment Advisory Agreement between the Adviser and the Fund. World Asset Management is subject to the same control and supervision by Summit Mutual Fund's Board of Directors as is the Adviser. The Adviser will pay World Asset Management a monthly fee computed on a daily basis, at an annual rate of .10% of the current value of the Fund's net assets. The fee is paid by the Adviser, not the Fund. The sole shareholder of the Fund approved the Investment Subadvisory Agreement on December 26, 2000.

Service Agreement
Under a Service Agreement between the Adviser and Union Central, Union Central has agreed to make available to the Adviser the services of certain employees of Union Central on a part-time basis for the purpose of better enabling the Adviser to fulfill its obligations to Summit Mutual Funds under the Agreement. Pursuant to the Service Agreement, the Adviser shall reimburse Union Central for all costs allocable to the time spent on the affairs of the Adviser by the employees provided by Union Central. In performing their services for the Adviser pursuant to the Service Agreement, the specified employees shall report and be solely responsible to the officers and directors of the Adviser or persons designated by them. Union Central shall have no responsibility for the investment recommendations or decisions of the Adviser. The obligation of performance under the Agreement is solely that of the Adviser and Union Central undertakes no obligation in respect thereto except as otherwise expressly provided in the Service Agreement. On February 26, 2001 the Service Agreement was approved for continuance for one
(1) year by the Board of Directors by unanimous vote of those present, including a majority of the directors who are not parties to such contract or interested persons of any such party.

Securities Activities of Adviser
Securities held by Summit Mutual Funds may also be held by Union Central or by other separate accounts or mutual funds for which the Adviser acts as an adviser. Because of different investment objectives or other factors, a particular security may be bought by Union Central or by the Adviser or for one or more of its clients, when one or more other clients are selling the same security. If purchases or sales of securities for one or more of the funds or other clients of the Adviser or Union Central arise for consideration at or about the same time, transactions in such securities will be made, insofar as feasible, for the funds, Union Central, and other clients in a manner deemed equitable to all. To the extent that transactions on behalf of more than one client of the Adviser during the same period may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price.

On occasions when the Adviser deems the purchase or sale of a security to be in the best interests of the Fund as well as other accounts or companies, it may, to the extent permitted by applicable laws and regulations, but will not be obligated to, aggregate the securities to be sold or purchased for the Fund (or for two or more funds) with those to be sold or purchased for other accounts or companies in order to obtain more favorable execution and low brokerage commissions. In that event, allocation of the securities purchased or sold, as well as the expenses incurred in the transaction, will be made by the Adviser in the manner it considers to be most equitable and consistent with its fiduciary obligations to the fund(s) and to such other accounts or companies. In some cases this procedure may adversely affect the size of the position obtainable for a fund.

Code of Ethics
The Adviser, as well as Summit Mutual Funds, has adopted a code of ethics under Rule 17j-1 of the Investment Company Act of 1940. Employees of the Adviser are permitted to make personal securities transactions, subject to the requirements and restrictions set forth in the Adviser's code of ethics. The code of ethics contains provisions and requirements designed to identify and address certain conflicts of interest between personal investment activities and the interests of investment advisory clients such as the Funds. Among other things, the code of ethics, which generally complies with standards recommended by the Investment Company Institute's Advisory Group on Personal Investing, prohibits certain types of transactions absent prior approval, imposes time periods during which personal transactions may not be made in certain securities, and requires the submission of duplicate broker confirmations and monthly reporting of securities transactions. Additional restrictions apply to portfolio managers, traders, research analysts and others involved in the investment advisory process. Exceptions to these and other provisions of the code of ethics may be granted in particular circumstances after review by appropriate personnel.

               DETERMINATION OF NET ASSET VALUE

As described on page 10 of the Prospectus, the net asset value of shares of the Fund is determined once daily, Monday through Friday as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m., Eastern Time), when there are purchases or redemptions of Fund shares, except: (i) when the New York Stock Exchange is closed (currently New Year's Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day); and (ii) any day on which changes in the value of the Fund securities of the Fund will not materially affect the current net asset value of the shares of the Fund.

Securities held by the Fund, except for money market instruments maturing in 60 days or less, will be valued as follows:
Securities which are traded on stock exchanges (including securities traded in both the over-the-counter market and on exchange), or listed on the Nasdaq National Market System, are valued at the last sales price as of the close of the New York Stock Exchange on the day the securities are being valued, or, lacking any sales, at the closing bid prices. Securities traded only in the over-the-counter market are valued at the last bid prices quoted by brokers that make markets in the securities at the close of trading on the New York Stock Exchange. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors.

Money market instruments with a remaining maturity of 60 days or less are valued on an amortized cost basis. Under this method of valuation, the instrument is initially valued at cost (or in the case of instruments initially valued at market value, at the market value on the day before its remaining maturity is such that it qualifies for amortized cost valuation); thereafter, the Fund assumes a constant proportionate amortization in value until maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price that would be received upon sale of the instrument.

                 PURCHASE AND REDEMPTION OF SHARES

The Fund offers shares of the Summit Pinnacle Series of Portfolios, without sales charge, only to separate accounts of The Union Central Life Insurance Company and other affiliated or unaffiliated life insurance companies. It is possible that at some later date the Fund may offer shares to other investors.

Payment for shares redeemed will generally be made within seven days after receipt of a proper notice of redemption. The right to redeem shares or to receive payment with respect to any redemption may only be suspended for any period during which:
(a) trading on the New York Stock Exchange is restricted as determined by the Securities and Exchange Commission or such exchange is closed for other than weekends and holidays; (b) an emergency exists, as determined by the Securities and Exchange Commission, as a result of which disposal of Fund securities or determination of the net asset value of the Fund is not reasonably practicable; and the Securities and Exchange Commission by order permits postponement for the protection of shareholders.

                           TAXES

Each fund of Summit Mutual Funds will be treated as a separate entity for federal income tax purposes. Each fund has qualified and has elected to be taxed as a "regulated investment company" under the provisions of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). If a fund qualifies as a "regulated investment company" and complies with the provisions of the Code by distributing substantially all of its net income (both ordinary income and capital gain), the fund will be relieved from federal income tax on the amounts distributed.

The discussion of "Taxes" in the Prospectus, in conjunction with the foregoing, is a general and abbreviated summary of the applicable provisions of the Code and Treasury Regulations currently in effect as interpreted by the Courts and the Internal Revenue Service. For a discussion of tax consequences to owners of annuity contracts, see the Prospectus for those contracts.

               FUND TRANSACTIONS AND BROKERAGE

The Adviser is primarily responsible for the investment decisions of the Fund, including decisions to buy and sell securities, the selection of brokers and dealers to effect the transactions, the placing of investment transactions, and the negotiation of brokerage commissions, if any. The Fund has no obligation to deal with any dealer or group of dealers in the execution of transactions in Fund securities. In placing orders, it is the policy of the Fund to obtain the most favorable net results, taking into account various factors, including price, dealer spread or commission, if any, size of the transaction, and difficulty of execution. While the Adviser generally seeks reasonably competitive spreads or commissions, the Fund will not necessarily be paying the lowest spread or commission available.

If the securities in which the Fund invests are traded primarily in the over-the-counter market, where possible the Fund will deal directly with the dealers who make a market in the securities involved unless better prices and execution are available elsewhere. Such dealers usually act as principals for their own account. On occasion, securities may be purchased directly from the issuer. Bonds and money market instruments are generally traded on a net basis and do not normally involve either brokerage commissions or transfer taxes. The cost of Fund securities transactions will consist primarily of brokerage commission or dealer or underwriter spreads.

While the Adviser seeks to obtain the most favorable net results in effecting transactions in the Fund securities, brokers who provide supplemental investment research to the Adviser may receive orders for transactions by the Fund. Such supplemental research service ordinarily consists of assessments and analyses of the business or prospects of a company, industry, or economic sector. If, in the judgment of the Adviser, the Fund will be benefited by such supplemental research services, the Adviser is authorized to pay commissions to brokers furnishing such services which are in excess of commissions which another broker may charge for the same transaction. Information so received will be in addition to and not in lieu of the services required to be performed by the Adviser under its Investment Advisory Agreement. The expenses of the Adviser will not necessarily be reduced as a result of the receipt of such supplemental information. In some cases, the Adviser may use such supplemental research in providing investment advice to its other advisory accounts.

                    GENERAL INFORMATION

Capital Stock
Summit Mutual Funds is a mutual fund. Its board of directors is responsible for supervising its business affairs and investments, which are managed on a daily basis by the Adviser. Summit Mutual Funds was incorporated under the laws of the State of Maryland on January 30, 1984. Summit Mutual Funds is a series fund with twenty six classes of stock, one for each portfolio (three of which are no longer offered to shareholders. The authorized capital stock of Summit Mutual Funds consists of 700,000,000 shares of common stock, par value ten cents ($0.10) per share. The shares of the authorized capital stock are currently divided into the following classes:


Fund                                     Authorized Capital Stock
Summit Pinnacle Series
Zenith Portfolio                          40,000,000 shares
Bond Portfolio                            30,000,000 shares
Capital Portfolio*                        30,000,000 shares
S&P 500 Index Portfolio                   30,000,000 shares
Micro-Cap Portfolio*                      20,000,000 shares
S&P MidCap 400 Index Portfolio            20,000,000 shares
Balanced Index Portfolio                  20,000,000 shares
Lehman Aggregate Bond Index Portfolio     20,000,000 shares
Russell 2000 Small Cap Index Portfolio    20,000,000 shares
Nasdaq-100 Index Portfolio                20,000,000 shares
EAFE International Index Portfolio        20,000,000 shares
Summit Apex Series
Money Market Fund                        150,000,000 shares
S&P 500 Index Fund                        20,000,000 shares
S&P MidCap 400 Index Fund                 20,000,000 shares
Russell 2000 Small Cap Index Fund         20,000,000 shares
Balanced Index Fund                       20,000,000 shares
Nasdaq-100 Index Fund                     20,000,000 shares
Lehman Aggregate Bond Index Fund          20,000,000 shares
Micro-Cap Fund*                           20,000,000 shares
Bond Fund                                 20,000,000 shares
Everest Fund                              20,000,000 shares
Total Social Impact Fund                  20,000,000 shares
Short-term Government Fund                20,000,000 shares
High Yield Bond Fund                      20,000,000 shares
Emerging Markets Bond Fund                20,000,000 shares
EAFE International Index Fund             20,000,000 shares


* The Capital Portfolio, Micro-Cap Portfolio and Micro-Cap fund are no longer offered to shareholders.

The Board of Directors may change the designation of any fund and may increase or decrease the number of authorized shares of any fund, but may not decrease the number of authorized shares of any fund below the number of shares then outstanding.

Each issued and outstanding share is entitled to participate equally in dividends and distributions declared by the respective fund and, upon liquidation or dissolution, in net assets of such fund remaining after satisfaction of outstanding liabilities.

Voting Rights
In accordance with an amendment to the Maryland General Corporation Law, the Board of Directors of Summit Mutual Funds has adopted an amendment to its Bylaws providing that unless otherwise required by the Investment Company Act of 1940, Summit Mutual Funds shall not be required to hold an annual shareholder meeting unless the Board of Directors determines to hold an annual meeting. Summit Mutual Funds intends to hold shareholder meetings only when required by law and such other times as may be deemed appropriate by its Board of Directors.

All shares of common stock have equal voting rights (regardless of the net asset value per share) except that on matters affecting only one fund, only shares of the respective fund are entitled to vote. The shares do not have cumulative voting rights. Accordingly, the holders of more than 50% of the shares of Summit Mutual Funds voting for the election of directors can elect all of the directors of Summit Mutual Funds if they choose to do so and in such event the holders of the remaining shares would not be able to elect any directors.

Matters in which the interests of all funds are substantially identical (such as the election of directors or the approval of independent public accountants) will be voted on by all shareholders without regard to the separate funds. Matters that affect all funds but where the interests of the funds are not substantially identical (such as approval of the Investment Advisory Agreement) would be voted on separately by each fund. Matters affecting only one fund, such as a change in its fundamental policies, are voted on separately by that fund.

Matters requiring separate shareholder voting by fund shall have been effectively acted upon with respect to any fund if a majority of the outstanding voting securities of that fund votes for approval of the matter, notwithstanding that: (1) the matter has not been approved by a majority of the outstanding voting securities of any other fund; or (2) the matter has not been approved by a majority of the outstanding voting securities of Summit Mutual Funds.

The phrase "a majority of the outstanding voting securities" of a fund (or of Summit Mutual Funds) means the vote of the lesser of: (1) 67% of the shares of the fund (or Summit Mutual Funds) present at a meeting if the holders of more than 50% of the outstanding shares are present in person or by proxy; or (2) more than 50% of the outstanding shares of the fund (or Summit Mutual Funds).

At a shareholders' meeting on November 9, 2001, the shareholders approved an amendment to the Funds' articles of incorporation whereby the Board is permitted, without further shareholder approval, to effect, from time to time, a stock split or reverse stock split for any or all of the Portfolios that could affect relative voting power of shares in matters requiring a company-wide vote. On November 9, 2001, the Board of Directors authorized a 1-for-5 reverse stock split for all of the funds and Portfolios The effective date of the reverse stock split was February 19, 2002.

It is anticipated that Union Central will have voting control of Summit Mutual Funds. With voting control, Union Central could make fundamental and substantial changes (such as electing a new Board of Directors, changing the investment adviser or advisory fee, changing a Fund's fundamental investment objectives and policies, etc.) regardless of the views of Contract Owners. However, under current interpretations of presently applicable law, Contract Owners are entitled to give voting instructions with respect to Fund shares held in registered separate accounts and therefore all Contract Owners would receive advance notice before any such changes could be made.

Additional Information
This Statement of Additional Information and the Prospectus do not contain all the information set forth in the registration statement and exhibits relating thereto, which Summit Mutual Funds has filed with the Securities and Exchange Commission, Washington, D.C., under the Securities Act of 1933 and the Investment Company Act of 1940, to which reference is hereby made.

                   INDEPENDENT AUDITORS

The financial statements of Summit Mutual Funds have been audited by Deloitte & Touche LLP, 2 Prudential Plaza, 180 North
Stetson Avenue, Chicago, Illinois 60601-6779.

                   APPENDIX A: DISCLAIMER

This fund is not sponsored, endorsed, sold or promoted by MSCI or any affiliate of MSCI. Neither MSCI nor any other party makes any representation or warranty, express or implied, to the owners of this fund or any member of the public regarding the advisability of investing in funds generally or in this fund particularly or the ability of the EAFE index to track general stock market performance. MSCI is the licensor of certain trademarks, service marks and trade names of MSCI and of the EAFE index which is determined, composed and calculated by MSCI without regard to the issuer of this fund. MSCI has no obligation to take the needs of the issuer of this fund or the owners of this fund into consideration in determining, composing or calculating the EAFE index. MSCI is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of this fund to be issued or in the determination or calculation of the equation by which this fund is redeemable for cash. Neither MSCI nor any other party has any obligation or liability to owners of this fund in connection with the administration, marketing or trading of this fund.

ALTHOUGH MSCI SHALL OBTAIN INFORMATION FOR INCLUSION IN OR FOR USE IN THE CALCULATION OF THE INDEXES FROM SOURCES WHICH MSCI CONSIDERS RELIABLE, NEITHER MSCI NOR ANY OTHER PARTY GUARANTEES THE ACCURACY AND/OR THE COMPLETENESS OF THE INDEXES OR ANY DATA INCLUDED THEREIN. NEITHER MSCI NOR ANY OTHER PARTY MAKES ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, LICENSEE'S CUSTOMERS AND COUNTERPARTIES, OWNERS OF THE FUNDS, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDEXES OR ANY DATA INCLUDED THEREIN IN CONNECTION WITH THE RIGHTS LICENSED HEREUNDER OR FOR ANY OTHER USE. NEITHER MSCI NOR ANY OTHER PARTY MAKES ANY EXPRESS OR IMPLIED WARRANTIES, AND MSCI HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO THE INDEXES OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL MSCI OR ANY OTHER PARTY HAVE ANY LIABILITY FOR ANY DIRECT, INDIRECT, SPECIAL, PUNITIVE, CONSEQUENTIAL OR ANY OTHER DAMAGES (INCLUDING LOST PROFITS) EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.